     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON March 26, 1999
                    Securities Act Registration No. 33--66080
                Investment Company Act Registration No. 811-7874

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-lA

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / X /

                      POST-EFFECTIVE AMENDMENT NO. 11 / X /

                                       and

          REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT / X /
                                     OF 1940

                             AMENDMENT NO. 13 / X /

                          ONE GROUP(R) INVESTMENT TRUST
               (Exact Name of Registrant as Specified in Charter)

                             THREE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43215
                    (Address of Principal Executive Offices)

                                 (614) 249-7111
                         (Registrant's Telephone Number)

                               CHRISTOPHER A. CRAY
                             THREE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43215
                     (Name and Address of Agent for Service)

                                   Copies To:

Alan G. Priest, Esquire                     Elizabeth Davin, Esquire
Ropes & Gray                                Druen, Dietrich, Reynolds & Koogler
One Franklin Square                         One Nationwide Plaza
1301 K Street, N.W., Suite 800E             Columbus, Ohio  43216
Washington, D.C.  20005

Approximate Date of Proposed Public Offering: Immediately upon effectiveness

It is proposed that this filing will become effective (check appropriate box)

           / /     Immediately upon filing pursuant to paragraph (b)
           /X/     on March 31, 1999 pursuant to paragraph (b)
           / /     60 days after filing pursuant to paragraph (a)(1)
           / /     on (DATE) pursuant to paragraph (a)(1)

           / /     75 days after filing pursuant to paragraph (a)(2)
           / /     on (DATE) pursuant to paragraph (a)(2) of
                   Rule 485.

If appropriate, check the following box:

         /x/ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.



     Title of Securities Being Registered: Units of Beneficial Interest, without par value.



     In accordance with Rules 24f-1 and 24f-2 under the Investment Company Act of 1940, upon the effective date of its registration statement, Registrant shall be deemed to have registered an indefinite amount of securities and will pay registration fees no later than 90 days after its fiscal year end.

                          ONE GROUP(R) INVESTMENT TRUST

                              CROSS REFERENCE SHEET


Form N-1A Part A Item                                                                Prospectus Caption
---------------------                                                                ------------------
1. Front and Back Cover Pages .......................................                Cover Pages

2. Risk/Return Summary: Investments, Risks and Performance ..........                Risk/Return Summaries

3. Risk/Return Summary: Fee Table ...................................                Not Applicable--Fund offers
                                                                                     shares exclusively to one
                                                                                     account

4. Investment Objectives, Principal Investment Strategies,                           More About the Portfolios;
   and Related Risks ................................................                Principal Investment Strategies

5. Management's Discussion of Fund Performance ......................                Not Applicable--Information
                                                                                     included in Fund's Annual
                                                                                     Report

6. Management, Organization, and Capital Structure ..................                Management of the Portfolios

7. Shareholder Information ..........................................                Shareholder Information

8. Distribution Arrangements ........................................                Not Applicable

9. Financial Highlights Information .................................                Financial Highlights

                                                                         STATEMENT OF
                                                                         ADDITIONAL INFORMATION
FORM N-1A PART B ITEM                                                       CAPTION
---------------------                                                    ----------------------

10. Cover Page and Table of Contents                                   Cover Page and Table of Contents

11. Fund History                                                       The Trust

12. Description of the Fund and Its Investments and Risks              The Trust; Additional Information -
                                                                       Description of Shares

13. Management of the Fund                                             Management of the Trust

14. Control Persons and Principal                                      Additional Information - Shareholders
      Holders of Securities

15. Investment Advisory and Other                                      Management of the Trust
         Services

16. Brokerage Allocation and Other Practices                           Management of the Trust

17. Capital Stock and Other Securities Valuation;                      Valuation; Additional Information
                                                                       Regarding the Calculation of Per Share Net
                                                                       Asset Value

18. Purchase, Redemption and Pricing of Shares                         Valuation; Additional Information
                                                                       Regarding the Calculation Per Share Net
                                                                       Asset Value

19. Taxation of the Fund                                               Investment Objectives and Policies -
                                                                       Additional Tax Information Concerning All
                                                                       Funds

20. Underwriters                                                       Not Applicable

21. Calculation of Performance Data                                    Additional Information - Calculation of
                                                                       Performance Data

22. Financial Statements                                               Financial Statements


PART C

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of the Registration Statement.

ONE GROUP(R) INVESTMENT TRUST


PROSPECTUS                  ONE GROUP INVESTMENT TRUST BOND PORTFOLIO
MARCH 31, 1999              ONE GROUP INVESTMENT TRUST GOVERNMENT BOND PORTFOLIO
                            ONE GROUP INVESTMENT TRUST BALANCED PORTFOLIO
                            ONE GROUP INVESTMENT TRUST LARGE CAP GROWTH PORTFOLIO
                            ONE GROUP INVESTMENT TRUST EQUITY INDEX PORTFOLIO
                            ONE GROUP INVESTMENT TRUST DIVERSIFIED EQUITY PORTFOLIO
                            ONE GROUP INVESTMENT TRUST MID CAP GROWTH PORTFOLIO
                            ONE GROUP INVESTMENT TRUST DIVERSIFIED MID CAP PORTFOLIO
                            ONE GROUP INVESTMENT TRUST MID CAP VALUE PORTFOLIO



The Securities and Exchange
Commission has not approved or
disapproved the shares of any
of the Portfolios as an
investment or determined
whether this prospectus is
accurate or complete. Anyone
who tells you otherwise is
committing a crime.

TABLE OF CONTENTS


                                                                PAGE
                                                                ----
RISK/RETURN SUMMARIES                                             3
  One Group Investment Trust Bond Portfolio                       3
  One Group Investment Trust Government Bond Portfolio            5
  One Group Investment Trust Balanced Portfolio                   7
  One Group Investment Trust Large Cap Growth Portfolio           9
  One Group Investment Trust Equity Index Portfolio              11
  One Group Investment Trust Diversified Equity Portfolio        12
  One Group Investment Trust Mid Cap Growth Portfolio            14
  One Group Investment Trust Diversified Mid Cap Portfolio       16
  One Group Investment Trust Mid Cap Value Portfolio             18
MORE ABOUT THE PORTFOLIOS                                        20
  Types of Portfolios                                            20
  One Group Investment Trust                                     20
  Portfolio Quality                                              20
  Temporary Defensive Positions                                  21
  Portfolio Turnover                                             21
SHAREHOLDER INFORMATION                                          22
  Pricing of Portfolio Shares                                    22
  Purchase of Portfolio Shares                                   22
  Redemption of Portfolio Shares                                 22
  Voting and Meetings                                            22
  Dividends                                                      22
  Questions                                                      23
  Tax Information                                                23
  Qualified Plans                                                23
MANAGEMENT OF THE PORTFOLIOS                                     24
  The Advisor                                                    24
  The Portfolio Managers                                         25
  Year 2000                                                      25
PRINCIPAL INVESTMENT STRATEGIES                                  26
FINANCIAL HIGHLIGHTS                                             29
APPENDIX A: INVESTMENT PRACTICES                                A-1

                             RISK/RETURN SUMMARIES


ONE GROUP INVESTMENT TRUST BOND PORTFOLIO



WHAT IS THE GOAL OF THE BOND PORTFOLIO?


The Portfolio seeks to maximize total return by investing primarily in a diversified portfolio of intermediate and long-term debt securities. (The Portfolio was formerly called the Bond Fund).


WHAT ARE THE BOND PORTFOLIO'S MAIN INVESTMENT STRATEGIES?



The Portfolio invests mainly in investment grade bonds and debt securities. These include mortgage-backed and other types of asset-backed securities, which generally are derivatives (see below). Banc One Investment Advisors selects securities for the Portfolio by analyzing both individual securities and different market sectors. Rather than attempting to time the market, Banc One Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and structural risk. For more information about the Bond Portfolio's investment strategies, please read "More About the Portfolios" and "Principal Investment Strategies."



WHAT IS A "BOND"?


A "bond" is a debt security with a remaining maturity of ninety days or more issued by the U.S. Government or its agencies and instrumentalities, a corporation, or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, stripped government securities, and zero coupon obligations.


WHAT ARE THE MAIN RISKS OF INVESTING IN THE BOND PORTFOLIO?


The main risks of investing in the Bond Portfolio and the circumstances likely to adversely affect your investment are described below. Like all non-money market mutual funds, the share price of the Bond Portfolio and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Bond Portfolio.


     Interest Rate Risk. The Bond Portfolio mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. When interest rates go up, the value of the Portfolio's investments generally goes down. On the other hand, if interest rates go down, the value of the Portfolio's investments generally goes up. Your investment will decline in value if the value of the Portfolio's investments decrease.


     Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Portfolio. In addition, the credit quality of securities held by the Portfolio may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of a Portfolio. Lower credit quality also may affect a security's liquidity and make it difficult for the Portfolio to sell.


     Prepayment Risk. As part of its main investment strategies, the Portfolio invests in mortgage-backed and asset-backed securities. The issuers of these securities may be able to repay principal in advance, especially when interest rates fall. Changes in pre-payment rates can make the price and yield of mortgage and asset-backed securities volatile. When mortgage and other obligations are pre-paid, the Portfolio may have to reinvest in securities with a lower yield. The Portfolio also may fail to recover premiums paid for the securities, resulting in an unexpected capital loss.



     Derivative Risk. The Portfolio invests in securities that are considered to be DERIVATIVES. The value of derivative securities (like mortgage-backed securities or asset-backed securities) is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Portfolio declines. Derivatives are more volatile and are riskier in terms of both liquidity and value than traditional investments.

     Not FDIC insured. An investment in the Portfolio is not a deposit of BANK ONE CORPORATION or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


HOW HAS THE BOND PORTFOLIO PERFORMED?



The chart and tables below help show how the Bond Portfolio's performance may vary. The chart and tables reflect that the Bond Portfolio inherited the financial history of the Pegasus Variable Bond Fund. This information may help you evaluate the risks of investing in the Portfolio. The chart and Highest and Lowest Return table show the Portfolio's performance for calendar year 1998, the Portfolio's first full calendar year of operations. The Average Annual Total Return table shows how the Portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Total returns assume reinvestment of dividends and distributions. The returns in the chart and the tables below do not reflect insurance separate account charges. If these charges were included, the returns would be lower than those shown. PLEASE REMEMBER THAT THE BOND PORTFOLIO'S PERFORMANCE IN THE PAST IS NOT NECESSARILY AN INDICATION OF HOW THE PORTFOLIO WILL PERFORM IN THE FUTURE.

ONE GROUP INVESTMENT TRUST BOND PORTFOLIO [BAR GRAPH]

'1998'                                                                           8.66
------                                                                           ----

  HIGHEST AND LOWEST RETURN
       (QUARTERLY 1998)


                                                           QUARTER ENDING
                                                         ------------------
     Highest.................................    4.78%   September 30, 1998
     Lowest..................................  - 0.11%    December 31, 1998


AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 1998)


                                                                  LIFE OF FUND
                                                       1 YEAR    (SINCE 5/1/97)
                                                       ------    --------------
One Group Investment Trust Bond Portfolio............   8.66%        10.21%
Lehman Brothers Aggregate Bond Index(1)..............   8.69%        10.46%



(1) The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of the bond market as a whole.

ONE GROUP INVESTMENT TRUST GOVERNMENT BOND PORTFOLIO

WHAT IS THE GOAL OF THE GOVERNMENT BOND PORTFOLIO?

The Portfolio seeks a high level of current income with liquidity and safety of principal. (The Portfolio was formerly called the Government Bond Fund).

WHAT ARE THE GOVERNMENT BOND PORTFOLIO'S MAIN INVESTMENT STRATEGIES?


The Portfolio mainly invests in Government Bonds. These include mortgage-backed securities which generally are derivatives (see below). Banc One Investment Advisors selects securities for the Portfolio by analyzing both individual securities and different market sectors. Rather than attempting to time the market, Banc One Investment Advisors looks for individual securities that it believes will perform well over time. The Government Bond Portfolio spreads its holdings across various security types within the Government market sector. Banc One Investment Advisors selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and structural risk. For more information about the Government Bond Portfolio's investment strategies, please read "More About the Portfolios" and "Principal Investment Strategies."


WHAT IS A "GOVERNMENT BOND"?

A "government bond" is a debt instrument with principal and interest guaranteed by the U.S. Government and its agencies and instrumentalities, as well as stripped government securities and mortgage-related and mortgage-backed securities.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE GOVERNMENT BOND PORTFOLIO?

The main risks of investing in the Government Bond Portfolio and the circumstances likely to adversely affect your investment are described below. Like all non-money market mutual funds, the share price of the Government Bond Portfolio and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Government Bond Portfolio.


     Interest Rate Risk. The Government Bond Portfolio mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. When interest rates go up, the value of the Portfolio's investments generally goes down. On the other hand, if interest rates go down, the value of the Portfolio's investments generally goes up. Your investment will decline in value if the value of the Portfolio's investments decrease.



     Yield. The Portfolio generally invests in investment grade U.S. Government Securities. While these investments are considered to be less risky than other types of securities, the Portfolio's ability to achieve higher income is not as great as that of funds that invest in lower-quality, higher risk instruments.



     Prepayment Risk. As part of its main investment strategies, the Portfolio invests in mortgage-backed and asset-backed securities. The issuers of these securities may be able to repay principal in advance, especially when interest rates fall. Changes in pre-payment rates can make the price and yield of mortgage and asset-backed securities volatile. When mortgage and other obligations are pre-paid, the Portfolio may have to reinvest in securities with a lower yield. The Portfolio may also fail to recover premiums paid for the securities, resulting in an unexpected capital loss.


     Derivative Risk. The Portfolio invests in securities that are considered to be DERIVATIVES. The value of derivative securities (like mortgage-backed securities or asset-backed securities) is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Portfolio declines. Derivatives are more volatile and are riskier in terms of both liquidity and value than traditional investments.

     Not FDIC insured. An investment in the Portfolio is not a deposit of BANK ONE CORPORATION or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


HOW HAS THE GOVERNMENT BOND PORTFOLIO PERFORMED?



The chart and tables below help show how the Government Bond Portfolio's performance may vary. This may help you evaluate the risks of investing in the Portfolio. The chart and Highest and Lowest Return table show changes in the Portfolio's performance from year to year. The Average Annual Total Return table shows how the Portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Total returns assume reinvestment of dividends and distributions. The returns in the chart and the tables below do not reflect insurance separate account charges. If these charges were included the returns would be lower than those shown. PLEASE REMEMBER THAT THE GOVERNMENT BOND PORTFOLIO'S PERFORMANCE IN THE PAST IS NOT NECESSARILY AN INDICATION OF HOW THE PORTFOLIO WILL PERFORM IN THE FUTURE.

ONE GROUP INVESTMENT TRUST GOVERNMENT BOND PORTFOLIO [BAR GRAPH]

'1995'                                                                           16.69
------                                                                           -----
'1996'                                                                           2.69
'1997'                                                                           9.67
'1998'                                                                           7.32


  HIGHEST AND LOWEST RETURN


    (QUARTERLY 1995-1998)



                                                          QUARTER ENDING
                                                        ------------------
     Highest.................................   5.00%        June 30, 1995
     Lowest..................................  -2.05%       March 31, 1996



  AVERAGE ANNUAL TOTAL RETURNS

  (THROUGH DECEMBER 31, 1998)


                                                                  LIFE OF FUND
                                                       1 YEAR    (SINCE 8/1/94)
                                                       ------    --------------
One Group Investment Trust Government Bond
  Portfolio..........................................   7.32%         7.87%
Salomon Brothers 3-7 Year Treasury Index(1)..........   9.47%         8.15%



(1) The Salomon Brothers 3-7 Year Treasury Index is an unmanaged index of the average yield of treasury notes and bonds with maturities ranging from 3-7 years.

ONE GROUP INVESTMENT TRUST BALANCED PORTFOLIO

WHAT IS THE GOAL OF THE BALANCED PORTFOLIO?

The Portfolio seeks to provide total return while preserving capital. (The Portfolio was formerly called the Asset Allocation Fund).

WHAT ARE THE BALANCED PORTFOLIO'S MAIN INVESTMENT STRATEGIES?


The Portfolio invests in a combination of stocks (including both growth and value securities), fixed income securities and money market instruments. The investment advisor, Banc One Investment Advisors will regularly review the Portfolio's asset allocations and vary them over time to favor investments that it believes will provide the most favorable total return. In making asset allocation decisions, Banc One Investment Advisors will evaluate projections of risk, market and economic conditions, volatility, yields and expected returns. Because the Portfolio seeks total return over the long term, Banc One Investment Advisors will not attempt to time the market. Rather, asset allocation shifts will be made gradually over time. For more information about the Balanced Portfolio's investment strategies, please read "More About the Portfolios" and "Principal Investment Strategies."


WHAT ARE THE MAIN RISKS OF INVESTING IN THE BALANCED PORTFOLIO?

The main risks of investing in the Balanced Portfolio and the circumstances likely to adversely affect your investment are described below. Like all non-money market mutual funds, the share price of the Balanced Portfolio and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Balanced Portfolio.

     Market Risk. The Portfolio invests in equity securities (such as stocks) which are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities are also subject to "stock market risk" meaning that stock prices in general may decline over short or extended periods of time. When the value of the Portfolio's securities goes down, your investment in the Fund decreases in value.


     Interest Rate Risk. In connection with the Portfolio's fixed income strategy, the Portfolio invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. When interest rates go up, the value of the Portfolio's investments generally goes down. On the other hand, if interest rates go down, the value of the Portfolio's investments generally goes up. Your investment will decline in value if the value of the Portfolio's investments decrease.


     Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Portfolio. In addition, the credit quality of securities held by the Portfolio may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of a Portfolio. Lower credit quality also may affect a security's liquidity and make it difficult for the Portfolio to sell.


     Derivative Risk. As part of its investment strategy, the Portfolio invests in securities that are considered to be DERIVATIVES. The value of derivative securities (like mortgage-backed securities or asset-backed securities) is dependent upon the performance of underlying assets or securities. If the underlying assets do not perform as expected, the value of the derivative security and your investment in the Portfolio declines. Derivatives are more volatile and are riskier in terms of both liquidity and value than traditional investments.



     Prepayment Risk. The Portfolio invests in mortgage-backed and asset-back securities as part of its fixed investment strategy. The issuers of these securities held by the Portfolio may be able to repay principal in advance, especially when interest rates fall. Changes in pre-payment rates can make the price and yield of mortgage and asset-backed securities volatile. When mortgage and other obligations are pre-paid, the Portfolio may have to reinvest in securities with a lower yield. The Portfolio may also fail to recover premiums paid for the securities, resulting in an unexpected capital loss.



     Not FDIC insured. An investment in the Portfolio is not a deposit of BANK ONE CORPORATION or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

HOW HAS THE BALANCED PORTFOLIO PERFORMED?



The chart and tables below help show how the Balanced Portfolio's performance may vary. This may help you evaluate the risks of investing in the Portfolio. The chart and Highest and Lowest Return table show changes in the Portfolio's performance from year to year. The Average Annual Total Return table shows how the Portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Total returns assume reinvestment of dividends and distributions. The returns in the chart and the tables below do not reflect insurance separate account charges. If these charges were included, the returns would be lower than those shown. PLEASE REMEMBER THAT THE BALANCED PORTFOLIO'S PERFORMANCE IN THE PAST IS NOT NECESSARILY AN INDICATION OF HOW THE PORTFOLIO WILL PERFORM IN THE FUTURE.

ONE GROUP INVESTMENT TRUST BALANCED PORTFOLIO [BAR CHART]

'1995'                                                                           20.69
------                                                                           -----
'1996'                                                                           11.92
'1997'                                                                           22.90
'1998'                                                                           19.09


      HIGHEST AND LOWEST RETURN


      (QUARTERLY 1995-1998)



                                                           QUARTER ENDING
                                                         ------------------
     Highest..................................  11.84%        June 30, 1997
     Lowest...................................  -3.63%   September 30, 1998



      AVERAGE ANNUAL TOTAL RETURNS(1)


      (THROUGH DECEMBER 31, 1998)



                                                                  LIFE OF FUND
                                                       1 YEAR    (SINCE 8/1/94)
                                                       ------    --------------
One Group Investment Trust Balanced Portfolio........  19.09%        16.32%
S&P 500 Index(2).....................................  28.58%        27.62%
Lehman Brothers Intermediate Government/Corporate
  Bond Index(3)......................................   8.44%         7.79%
S&P 500 Index (60%) and Lipper Intermediate U.S.
  Gov't Bond Index (40%)(4)..........................  20.41%        19.60%



(1) The table above compares the average annual return of the Portfolio, which holds a mix of stocks, bonds and other debt securities to an unmanaged stock index and an unmanaged bond index for the periods indicated.



(2) The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.



(3) The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged market weighted index which encompasses U.S. Treasury and agency securities and investment grade corporate and international
    (dollar-denominated) bonds, with maturities between 5 and 10 years.



(4) The percentages shown are for a blended index consisting of 60% S&P 500 Index and 40% Lipper Intermediate U.S. Government Bond Index.

ONE GROUP INVESTMENT TRUST LARGE CAP GROWTH PORTFOLIO

WHAT IS THE GOAL OF THE LARGE CAP GROWTH PORTFOLIO?

The Portfolio seeks long-term capital appreciation and growth of income by investing primarily in equity securities. (The Portfolio was formerly called the Large Company Growth Fund).

WHAT ARE THE LARGE CAP GROWTH PORTFOLIO'S MAIN INVESTMENT STRATEGIES?

The Portfolio invests mainly in equity securities of large, well-established companies. The weighted average capitalization of companies in which the Portfolio invests normally will exceed the market median capitalization of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index").(1) For more information about the Large Cap Growth Portfolio's investment strategies, please read "More About the Portfolios" and "Principal Investment Strategies."

WHAT ARE THE MAIN RISKS OF INVESTING IN THE LARGE CAP GROWTH PORTFOLIO?


The main risks of investing in the Large Cap Growth Portfolio and the circumstances likely to adversely affect your investment are described below. Like all non-money market mutual funds, the share price of the Large Cap Growth Portfolio will change every day in response to market conditions. You may lose money if you invest in the Large Cap Growth Portfolio.


     Market Risk. The Portfolio invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because economic or political changes or changes in a company's financial condition. Equity securities are also subject to "stock market risk" meaning that stock prices in general (or large cap growth stock prices in particular) may decline over short or extended periods of time. When the value of the Portfolio's securities goes down, your investment in the Portfolio decreases in value.


     Not FDIC insured. An investment in the Portfolio is not a deposit of BANK ONE CORPORATION or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.




---------------

1"S&P 500" is a registered service mark of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with One Group Investment Trust.

HOW HAS THE LARGE CAP GROWTH PORTFOLIO PERFORMED?


The chart and tables below help show how the Large Cap Growth Portfolio's performance may vary. This information may help you evaluate the risks of investing in the Portfolio. The chart and Highest and Lowest Return table show changes in the Portfolio's performance from year to year. The Average Annual Total Return table shows how the Portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Total returns assume reinvestment of dividends and distributions. The returns in the chart and the tables below do not reflect insurance separate account charges. If these charges were included, the returns would be lower than those shown. PLEASE REMEMBER THAT THE LARGE CAP GROWTH PORTFOLIO'S PERFORMANCE IN THE PAST IS NOT NECESSARILY AN INDICATION OF HOW THE PORTFOLIO WILL PERFORM IN THE FUTURE.


ONE GROUP INVESTMENT TRUST LARGE CAP GROWTH PORTFOLIO [BAR GRAPH]

'1995'                                                                           24.13
------                                                                           -----
'1996'                                                                           16.67
'1997'                                                                           31.93
'1998'                                                                           41.27


  HIGHEST AND LOWEST RETURN

    (QUARTERLY 1995-1998)

                                                          QUARTER ENDING
                                                        ------------------
     Highest................................   23.96%    December 31, 1998
     Lowest.................................   -6.79%   September 30, 1998

     AVERAGE ANNUAL TOTAL RETURNS
     (THROUGH DECEMBER 31, 1998)


                                                                  LIFE OF FUND
                                                       1 YEAR    (SINCE 8/1/94)
                                                       ------    --------------
One Group Investment Trust Large Cap Growth
  Portfolio..........................................  41.27%        25.34%
S&P 500 Index(1).....................................  28.58%        27.62%
S&P/BARRA 500 Growth Index(2)........................  42.08%        32.56%



(1) The S&P 500 Index, an unmanaged index, is generally representative of the performance of large companies in the U.S. stock market.



(2) The S&P/BARRA 500 Growth Index, an unmanaged index, represents the highest price to book securities in the S&P 500 Index. The benchmark for the Large Cap Growth Portfolio will be changing from the S&P 500 Index to the S&P/BARRA 500 Growth Index in order to better represent the investment policies of the Portfolio for comparison purposes.

ONE GROUP INVESTMENT TRUST EQUITY INDEX PORTFOLIO

WHAT IS THE GOAL OF THE EQUITY INDEX PORTFOLIO?

The Portfolio seeks investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index").(1) (The Portfolio used to be called the Equity Index Fund).

WHAT ARE THE EQUITY INDEX PORTFOLIO'S MAIN INVESTMENT STRATEGIES?


The Portfolio invests mainly in stocks included in the S&P 500 Index. The Portfolio may also invest in stock index futures. Banc One Investment Advisors attempts to track the performance of the S&P 500 Index to achieve a correlation of 0.95 between the performance of the Portfolio and that of the S&P 500 Index, without taking into account the Portfolio's expenses. For more information about the Equity Index Portfolio's investment strategies, please read "More About the Portfolios" and "Principal Investment Strategies."


WHAT ARE THE MAIN RISKS OF INVESTING IN THE EQUITY INDEX PORTFOLIO?

The main risks of investing in the Equity Index Portfolio and the circumstances likely to adversely affect your investment are described below. Like all non-money market mutual funds, the share price of the Equity Index Portfolio will change every day in response to market conditions. You may lose money if you invest in the Equity Index Portfolio.

     Index Investing. The Portfolio attempts to track the performance of the S&P 500 Index. Therefore, securities may be purchased, retained and sold by the Portfolio at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in the index changes, you can expect a greater risk of loss than would be the case if the Portfolio were not fully invested in such securities. Because of this, the Portfolio's share price can be volatile and there may be sudden, and sometimes substantial, fluctuations in the value of your investment.

     Market Risk. The Portfolio invests in stocks that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities are also subject to "stock market risk" meaning that stock prices in general (or S&P 500 Index stock prices in particular) may decline over short or extended periods of time. When the value of the Portfolio's securities goes down, your investment in the Portfolio decreases in value.

     Not FDIC insured. An investment in the Portfolio is not a deposit of BANK ONE CORPORATION or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The Portfolio began operations on May 1, 1998 and does not have a full calendar year of investment returns at the date of this Prospectus.

---------------

1"S&P 500" is a registered service mark of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with One Group Investment Trust.

ONE GROUP INVESTMENT TRUST DIVERSIFIED EQUITY PORTFOLIO

WHAT IS THE GOAL OF THE DIVERSIFIED EQUITY PORTFOLIO?

The Portfolio seeks long term capital growth and growth of income with a secondary objective of providing a moderate level of current income. (The Portfolio was formerly called the Value Growth Fund).

WHAT ARE THE DIVERSIFIED EQUITY PORTFOLIO'S MAIN INVESTMENT STRATEGIES?

The Portfolio invests mainly in common stocks of overlooked or undervalued companies that have the potential for earnings growth over time. The Portfolio uses a multi-style approach, meaning that it may invest across different capitalization levels targeting both value and growth oriented companies. Because the Portfolio seeks return over the long term, Banc One Investment Advisors will not attempt to time the market. For more information about the Diversified Equity Portfolio's investment strategies, please read "More About the Portfolios" and "Principal Investment Strategies."

WHAT ARE THE MAIN RISKS OF INVESTING IN THE DIVERSIFIED EQUITY PORTFOLIO?

The main risks of investing in the Diversified Equity Portfolio and the circumstances likely to adversely affect your investment are described below. Like all non-money market mutual funds, the share price of the Diversified Equity Portfolio will change every day in response to market conditions. You may lose money if you invest in the Diversified Equity Portfolio.

     Market Risk. The Portfolio invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities are also subject to "stock market risk" meaning that stock prices in general may decline over short or extended periods of time. When the value of the Portfolio's securities goes down, your investment in the Portfolio decreases in value.


     Yield. The Portfolio may invest up to 35% of its assets in U.S. Government Securities and other investment grade fixed income securities. While these investments are considered to be less risky than other types of securities, the Portfolio's ability to achieve higher income is not as great as that of funds that invest in lower-quality, higher risk securities.


     Smaller Companies. The Portfolio's investments in smaller, newer companies may be riskier than investments in larger, more established companies. Small companies may be more vulnerable to economic, market, and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Portfolio.


     Not FDIC insured. An investment in the Portfolio is not a deposit of BANK ONE CORPORATION or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

HOW HAS THE DIVERSIFIED EQUITY PORTFOLIO PERFORMED?



The chart and tables below help show how the Diversified Equity Portfolio's performance may vary. The chart and tables reflect that the Diversified Equity Portfolio inherited the financial history of the Pegasus Variable Growth and Value Fund. This information may help you evaluate the risks of investing in the Portfolio. The chart and Highest and Lowest Return table show changes in the Portfolio's performance from year to year. The Average Annual Total Return table shows how the Portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Total returns assume reinvestment of dividends and distributions. The returns in the chart and the tables below do not reflect insurance separate account charges. If these charges were included, the returns would be lower than those shown. PLEASE REMEMBER THAT THE DIVERSIFIED EQUITY PORTFOLIO'S PERFORMANCE IN THE PAST IS NOT NECESSARILY AN INDICATION OF HOW THE PORTFOLIO WILL PERFORM IN THE FUTURE.

ONE GROUP INVESTMENT TRUST DIVERSIFIED EQUITY PORTFOLIO [BAR CHART]

'1996'                                                                           18.75
------                                                                           -----
'1997'                                                                           26.80
'1998'                                                                           13.10


  HIGHEST AND LOWEST RETURN


    (QUARTERLY 1996-1998)


                                                          QUARTER ENDING
                                                        ------------------
     Highest.................................  15.80%    December 31, 1998
     Lowest..................................  -9.92%   September 30, 1998

 AVERAGE ANNUAL TOTAL RETURNS
 (THROUGH DECEMBER 31, 1998)


                                                                  LIFE OF FUND
                                                                     (SINCE
                                                       1 YEAR       3/30/95)
                                                       ------    --------------
One Group Investment Trust Diversified Equity
  Portfolio..........................................  13.10%        20.31%
S&P 500 Index(1).....................................  28.58%        29.55%
S&P 1500 SuperComposite Index(2).....................  26.35%        28.47%



(1) The S&P 500 Index is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.



(2) The S&P SuperComposite 1500 Index is an unmanaged index consisting of those stocks making up the S&P 500, S&P MidCap 400 and S&P SmallCap 600 Indices representing 87% of the total U.S. equity market capitalization. The benchmark index for the Diversified Equity Portfolio will be changing from the S&P 500 Index to the S&P 1500 SuperComposite Index in order to better represent the investment policies for comparison purposes.

ONE GROUP INVESTMENT TRUST MID CAP GROWTH PORTFOLIO

WHAT IS THE GOAL OF THE MID CAP GROWTH PORTFOLIO?

The Portfolio seeks growth of capital and secondarily, current income by investing primarily in equity securities. (The Portfolio was formerly called the Growth Opportunities Fund).

WHAT ARE THE MID CAP GROWTH PORTFOLIO'S MAIN INVESTMENT STRATEGIES?


The Portfolio invests in securities that have the potential to produce above-average earnings growth per share over a one-to-three year period. (Mid Cap Companies typically have market capitalizations of $500 million to $5 billion). Typically, the Portfolio acquires shares of established companies with a history of above-average growth, as well as those companies expected to enter periods of above-average growth. Not all the securities purchased by the Portfolio will pay dividends. The Portfolio also invests in smaller companies in emerging growth industries. For more information about the Mid Cap Growth Portfolio's investment strategies, please read "More About the Portfolios" and "Principal Investment Strategies."


WHAT ARE THE MAIN RISKS OF INVESTING IN THE MID CAP GROWTH PORTFOLIO?

The main risks of investing in the Mid Cap Growth Portfolio and the circumstances likely to adversely affect your investment are described below. Like all non-money market mutual funds, the share price of the Mid Cap Growth Portfolio will change every day in response to market conditions. You may lose money if you invest in the Mid Cap Growth Portfolio.

     Market Risk. The Portfolio invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities are also subject to "stock market risk" meaning that stock prices in general (or mid cap growth stock prices in particular) may decline over short or extended periods of time. When the value of the Portfolio's securities goes down, your investment in the Portfolio decreases in value.

     Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Small companies may be more vulnerable to economic, market, and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Portfolio.


     Not FDIC insured. An investment in the Portfolio is not a deposit of BANK ONE CORPORATION or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

HOW HAS THE MID CAP GROWTH PORTFOLIO PERFORMED?



The chart and tables below help show how the Mid Cap Growth Portfolio's performance may vary. This may help you evaluate the risks of investing in the Portfolio. The chart and Highest and Lowest Return table show changes in the Portfolio's performance from year to year. The Average Annual Total Return table shows how the Portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Total returns assume reinvestment of dividends and distributions. The returns in the chart and the tables below do not reflect insurance separate account charges. If these charges were included, the returns would be lower than those shown. PLEASE REMEMBER THAT THE MID CAP GROWTH PORTFOLIO'S PERFORMANCE IN THE PAST IS NOT NECESSARILY AN INDICATION OF HOW THE PORTFOLIO WILL PERFORM IN THE FUTURE.

ONE GROUP INVESTMENT TRUST MID CAP GROWTH PORTFOLIO [BAR CHART]

'1995'                                                                           24.06
------                                                                           -----
'1996'                                                                           15.67
'1997'                                                                           29.81
'1998'                                                                           38.82


  HIGHEST AND LOWEST RETURN

    (QUARTERLY 1995-1998)

                                                          QUARTER ENDING
                                                        ------------------
     Highest................................   40.10%    December 31, 1998
     Lowest.................................  -14.67%   September 31, 1998

       AVERAGE ANNUAL TOTAL
           RETURNS
       (THROUGH DECEMBER 31,
            1998)


                                                                  LIFE OF FUND
                                                       1 YEAR    (SINCE 8/1/94)
                                                       ------    --------------
One Group Investment Trust Mid Cap Growth
  Portfolio..........................................  38.82%        23.13%
Russell 2000 Index (1)...............................  -2.55%        14.84%
S&P/BARRA Mid Cap 400 Growth Index (2)...............  34.86%        25.53%



(1) The Russell 2000, an unmanaged index, is generally representative of small to mid-sized companies.



(2) The S&P/BARRA Mid Cap 400 Growth Index, an unmanaged index, represents the highest price to book securities in the S&P Mid Cap 400 Index. The benchmark for the Mid Cap Growth Portfolio will be changing from the Russell 2000 to the S&P/BARRA Mid Cap 400 Growth Index in order to better represent the investment policies of the Portfolio for comparison purposes.

    ONE GROUP INVESTMENT TRUST DIVERSIFIED MID CAP PORTFOLIO

    WHAT IS THE GOAL OF THE DIVERSIFIED MID CAP PORTFOLIO?

The Portfolio seeks long term capital growth by investing primarily in equity securities of companies with intermediate capitalizations. (The Portfolio was formerly called the Mid Cap Opportunities Fund).

WHAT ARE THE DIVERSIFIED MID CAP PORTFOLIO'S MAIN INVESTMENT STRATEGIES?

The Portfolio invests mainly in equity securities of companies with capitalizations of $500 million to $5 billion. The Portfolio intends to invest in companies of this size with strong growth potential, stable market share, and an ability to quickly respond to new business opportunities. The Portfolio uses a multi-style approach, meaning that it may invest in mid cap and other companies across different capitalization levels targeting both value and growth oriented companies. Because the Portfolio seeks return over the long term, Banc One Investment Advisors will not attempt to time the market. For more information about the Diversified Mid Cap Portfolio's investment strategies, please read "More About the Portfolios" and "Principal Investment Strategies."

WHAT ARE THE MAIN RISKS OF INVESTING IN THE DIVERSIFIED MID CAP PORTFOLIO?

The main risks of investing in the Diversified Mid Cap Portfolio and the circumstances likely to adversely affect your investment are described below. Like all non-money market mutual funds, the share price of the Diversified Mid Cap Portfolio will change every day in response to market conditions. You may lose money if you invest in the Diversified Mid Cap Portfolio.

     Market Risk. The Portfolio invests in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk" meaning that stock prices in general (or mid cap stock prices in particular) may decline over short or extended periods of time. When the value of the Portfolio's securities goes down, your investment in the Portfolio decreases in value.


     Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Small companies may be more vulnerable to economic, market, and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Portfolio.


     Not FDIC insured. An investment in the Portfolio is not a deposit of BANK ONE CORPORATION or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

HOW HAS THE DIVERSIFIED MID CAP PORTFOLIO PERFORMED?


The chart and tables below help show how the Diversified Mid Cap Portfolio's performance may vary. The chart and tables reflect that the Diversified Mid Cap Portfolio inherited the financial history of the Pegasus Variable Mid-Cap Opportunity Fund. This information may help you evaluate the risks of investing in the Portfolio. The chart and Highest and Lowest Return table show changes in the Portfolio's performance from year to year. The Average Annual Total Return table shows how the Portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Total returns assume reinvestment of dividends and distributions. The returns in the chart and the tables below do not reflect insurance separate account charges. If these charges were included, the returns would be lower than those shown. PLEASE REMEMBER THAT THE DIVERSIFIED MID CAP PORTFOLIO'S PERFORMANCE IN THE PAST IS NOT NECESSARILY AN INDICATION OF HOW THE PORTFOLIO WILL PERFORM IN THE FUTURE.

ONE GROUP INVESTMENT TRUST DIVERSIFIED MID CAP PORTFOLIO [BAR CHART]

'1996'                                                                           24.53
------                                                                           -----
'1997'                                                                           26.65
'1998'                                                                            4.91


  HIGHEST AND LOWEST RETURN


    (QUARTERLY 1996-1998)



                                                          QUARTER ENDING
                                                        ------------------
Highest.....................................   22.38%    December 31, 1998
Lowest......................................  -20.05%   September 30, 1998



     AVERAGE ANNUAL TOTAL RETURNS
      (THROUGH DECEMBER 31,
            1998)



                                                                 LIFE OF FUND
                                                      1 YEAR    (SINCE 3/30/95)
                                                      ------    ---------------
One Group Investment Trust Diversified Mid Cap
  Portfolio.........................................   4.91%         17.47%
Russell 2500 Index(1)...............................   0.38%         17.34%
S&P 400 Mid Cap Index(2)............................  19.09%         24.45%



(1 )The Russell 2500 Index is an unmanaged index generally representative of the small-to-medium-small stock market.



(2 )The S&P 400 Mid Cap Index, an unmanaged index, represents the mid-size company segment of the U.S. market. The benchmark index for the Diversified Mid Cap Portfolio will be changing from the Russell 2500 Index to the S&P 400 Mid Cap Index in order to better represent the investment policies of the Portfolio for comparison purposes.

ONE GROUP INVESTMENT TRUST MID CAP VALUE PORTFOLIO

WHAT IS THE GOAL OF THE MID CAP VALUE PORTFOLIO?

The Portfolio seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities. (The Portfolio was formerly called the Mid Cap Value Fund).

WHAT ARE THE MID CAP VALUE PORTFOLIO'S MAIN INVESTMENT STRATEGIES?


The Portfolio invests mainly in equity securities of companies with below-market average price-to-earnings and price-to-book value ratios and with market capitalizations of $500 million to $5 billion. In choosing investments, the Portfolio considers the issuer's soundness and earnings prospects. If Banc One Investment Advisors thinks that a company's fundamentals are declining or that a company's ability to pay dividends has been impaired, it may eliminate the Portfolio's holding of the company's stock. For more information about the Mid Cap Value Portfolio's investment strategies, please read "More About the Portfolios" and "Principal Investment Strategies."


WHAT ARE THE MAIN RISKS OF INVESTING IN THE MID CAP VALUE PORTFOLIO?

The main risks of investing in the Mid Cap Value Portfolio and the circumstances likely to adversely affect your investment are described below. Like all non-money market mutual funds, the share price of the Mid Cap Value Portfolio and its yield will change every day in response to interest rates and other market conditions. You may lose money if you invest in the Mid Cap Value Portfolio.

     Market Risk. The Portfolio invests in equity securities (such as stocks) which are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because economic or political changes or changes in a company's financial condition. Equity securities are also subject to "stock market risk" meaning that stock prices in general (or mid cap value stock prices in particular) may decline over short or extended periods of time. When the value of the Portfolio's securities goes down, your investment in the Fund decreases in value.


     Smaller Companies. The Portfolio's investments in smaller, newer companies may be riskier than investments in larger, more established companies. Small companies may be more vulnerable to economic, market, and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of your investment in the Portfolio.


     Not FDIC insured. An investment in the Portfolio is not a deposit of BANK ONE CORPORATION or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

HOW HAS THE MID CAP VALUE PORTFOLIO PERFORMED?



The chart and tables below help show how the Mid Cap Value Portfolio's performance may vary. The chart and tables reflect that the Mid Cap Value Portfolio inherited the financial history of the Pegasus Variable Intrinsic Value Fund. This information may help you evaluate the risks of investing in the Portfolio. The chart and Highest and Lowest Return table show changes in the Portfolio's performance for calendar year 1998, the Portfolio's first full calendar year of operations. The Average Annual Total Return table shows how the Portfolio's average annual returns for the periods indicated compare to those of a broad measure of market performance. Total returns assume reinvestment of dividends and distributions. The returns in the chart and the tables below do not reflect insurance separate account charges. If these charges were included, the returns would be lower than those shown. PLEASE REMEMBER THAT THE MID CAP VALUE PORTFOLIO'S PERFORMANCE IN THE PAST IS NOT NECESSARILY AN INDICATION OF HOW THE PORTFOLIO WILL PERFORM IN THE FUTURE.

ONE GROUP INVESTMENT TRUST MID CAP VALUE PORTFOLIO [BAR CHART]

'1998'                                                                           -3.31
------                                                                           -----


  HIGHEST AND LOWEST RETURN


       (QUARTERLY 1998)



                                                          QUARTER ENDING
                                                        ------------------
Highest.....................................    8.35%       March 31, 1998
Lowest......................................  -14.07%   September 30, 1998


      AVERAGE ANNUAL TOTAL RETURNS

      (THROUGH DECEMBER 31, 1998)



                                                                 LIFE OF FUND
                                                      1 YEAR    (SINCE 5/1/97)
                                                      ------    --------------
One Group Investment Trust Mid Cap Value
  Portfolio.........................................  -3.31%         7.65%
S&P 500 Index(1)....................................  28.58%        31.27%
S&P/BARRA Mid Cap 400 Value Index(2)................   4.67%        21.04%



(1) The S&P 500 Index is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.



(2) The S&P/BARRA Mid Cap 400 Value Index, an unmanaged index, represents the lowest price to book securities in the S&P Mid Cap 400 Index. The benchmark index for the Mid Cap Value Portfolio will be changing from the S&P 500 Index to S&P/BARRA Mid Cap 400 Value Index in order to better represent the investment policies of the Portfolio for comparison purposes.

MORE ABOUT THE PORTFOLIOS

TYPES OF PORTFOLIOS. The following pages describe investment strategies that are used in more than one Portfolio. Where indicated, the strategies only apply to the Bond Portfolios or the Equity Portfolios.


          The BOND PORTFOLIOS include:


          - One Group Investment Trust Bond Portfolio and
          - One Group Investment Trust Government Bond Portfolio.


          The EQUITY PORTFOLIOS include:


          - One Group Investment Trust Balanced Portfolio,
          - One Group Investment Trust Large Cap Growth Portfolio,
          - One Group Investment Trust Equity Index Portfolio,
          - One Group Investment Trust Diversified Equity Portfolio,
          - One Group Investment Trust Mid Cap Growth Portfolio,
          - One Group Investment Trust Diversified Mid Cap Portfolio, and
          - One Group Investment Trust Mid Cap Value Portfolio.

ONE GROUP INVESTMENT TRUST


ALTHOUGH ONE GROUP INVESTMENT TRUST PORTFOLIOS HAVE THE SAME OR SIMILAR INVESTMENT OBJECTIVES AND INVESTMENT STRATEGIES AS SIMILARLY NAMED FUNDS OF ONE GROUP(R) MUTUAL FUNDS, ONE GROUP INVESTMENT TRUST PORTFOLIOS:



          - ARE NOT THE SAME FUNDS AS ONE GROUP MUTUAL FUNDS;


          - ARE SMALLER THAN ONE GROUP MUTUAL FUNDS; AND


          - HAVE DIFFERENT PERFORMANCE, FEES AND EXPENSES THAN ONE GROUP MUTUAL FUNDS.



PORTFOLIO QUALITY. Various rating organizations (like Standard & Poor's Corporation and Moody's Investor Service) assign ratings to securities. Generally, ratings are divided into two main categories: "Investment Grade Securities" and "Non-Investment Grade Securities." Although there is always a risk of default, rating agencies believe that issuers of Investment Grade Securities have a high to medium probability of making payments on such securities. Non-Investment Grade Securities include securities that, in the opinion of the rating agencies, are more likely to default than Investment Grade Securities. The Portfolios only purchase securities that meet the rating criteria described below. Banc One Investment Advisors will look at a security's rating at the time of investment. If the securities are unrated, Banc One Investment Advisors must determine that they are of comparable quality to rated securities.


  RATINGS OF THE BOND PORTFOLIOS' SECURITIES

     Short-term corporate obligations such as commercial paper notes and variable demand obligations must be rated in one of the two highest investment grade categories at the time of investment.

     One Group Investment Trust Government Bond Portfolio only may invest in debt securities rated in any of the three highest investment grade rating categories.


     One Group Investment Trust Bond Portfolio may purchase corporate and municipal bonds that are rated in ANY category. Bonds in the lowest rating categories are speculative and may be classified as "junk bonds." The Bond Portfolio will invest no more than 5% of its net assets in securities rated below investment grade.

  RATINGS OF THE EQUITY PORTFOLIOS' SECURITIES

     Municipal securities and short-term corporate obligations, such as commercial paper, notes and variable rate demand obligations, must be rated in one of the two highest investment grade categories at the time of investment.

     Corporate bonds generally will be rated in one of the three highest investment grade categories. Banc One Investment Advisors reserves the right to invest in corporate bonds that present attractive opportunities and are rated in the lowest investment grade category. These corporate bonds may be riskier than higher rated bonds. The Diversified Mid Cap Portfolio may invest in lower rated convertible securities. These securities are speculative and may be classified as "junk bonds."


For more information about ratings, please see "Description of Ratings" in the Statement of Additional Information.



TEMPORARY DEFENSIVE POSITIONS. To respond to unusual market conditions, the portfolios may invest all or most of their assets in CASH EQUIVALENTS (see below) for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer term investments and may prevent the Portfolios from meeting their investment objectives. When a Portfolio is investing for temporary investment purposes, it may make investments that are inconsistent with its investment objective and strategies.


     Bond Portfolios. For temporary defensive purposes as determined by Banc One Investment Advisors, the Bond Portfolios may invest up to 100% of their assets in cash equivalents, and may hold a portion of their assets in cash for liquidity purposes.

     Equity Portfolios. For temporary defensive purposes as determined by Banc One Investment Advisors, the Equity Portfolios (except the Equity Index Portfolio and Diversified Mid Cap Portfolio), may invest 100% of its total assets in cash and cash equivalents. The Diversified Mid Cap Portfolio may invest up to 20% and the Equity Index Portfolio may invest 10% of their total assets in cash and cash equivalents.

                           WHAT IS A CASH EQUIVALENT?

Cash Equivalents are highly liquid, high quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. Government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers' acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, and bank money market deposit accounts.

PORTFOLIO TURNOVER. It is estimated that portfolio turnover rate for each of the Bond Portfolios will not exceed 50% and portfolio turnover for each of the Equity Portfolios will not exceed 100%. However, the portfolio managers actively manage the Portfolios and may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Active trading may increase the amount of fees and transaction costs.

For more information about each of the Portfolios, please read "Investment Practices."

SHAREHOLDER INFORMATION

PRICING OF PORTFOLIO SHARES

HOW ARE PORTFOLIO SHARES PRICED? The net asset value or NAV per share for each Fund is determined as of the close of regular trading on the New York Stock Exchange (usually 4 P.M. Eastern Time), on each day the Portfolios are open for business. The NAV per share is calculated by adding the value of all securities and other assets of a Portfolio, deducting its liabilities, and dividing by the number of shares of the Portfolio that are outstanding.

WHEN ARE THE PORTFOLIOS' BUSINESS DAYS? The Portfolios are open for business on days that the New York Stock Exchange is open for business and days other than weekends and the following holidays: New Years Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

PURCHASE OF PORTFOLIO SHARES


WHO CAN PURCHASE SHARES OF THE PORTFOLIOS? Shares of the Portfolios are sold at net asset value to SEPARATE ACCOUNTS of insurance companies to fund variable annuity and variable life contracts. Shares are purchased at net asset value next determined after the purchase order, in proper form, is received by the One Group Investment Trust's transfer agent, Nationwide Investors Services, Inc. You and other purchasers of variable life or variable annuity contracts will not own shares of the Fund directly. Rather, all shares will be held by the separate accounts for your benefit and the benefit of other purchasers of variable annuity and variable life contracts. All investments in the Portfolios are credited to the shareholder's account in the form of full or fractional shares of the designated Portfolios. The Portfolios do not issue share certificates. The interests of different separate accounts are not always the same and material, irreconcilable conflicts may arise. The Board of Trustees will monitor events for such conflicts and, should they arise, will determine what action, if any, should be taken.



ARE THERE LIMITS ON PORTFOLIO PURCHASES? Yes. Initial and subsequent purchase payments allocated to a specific Portfolio are subject to any limits set by your variable annuity or variable life contract. For information concerning the purchase and redemption of shares through your variable annuity or variable life contract, refer to the literature that you received when you purchased your variable annuity or variable life contract.



REDEMPTION OF PORTFOLIO SHARES



Separate accounts may redeem shares to make benefit or surrender payments to you and other purchasers of variable annuity or variable life contracts. Redemptions are processed on any day on which the Portfolios are open for business. Shares are redeemed at the net asset value next determined after the redemption order, in proper form, is received by the One Group Investment Trust's transfer agent, Nationwide Investors Services, Inc.


VOTING AND MEETINGS

HOW ARE SHARES OF THE PORTFOLIO VOTED? The insurance company that issued your variable annuity or variable life contract will solicit voting instructions from you and other purchasers of variable annuity or variable life contracts with respect to any matters that are presented to a vote of shareholders. Each Portfolio votes separately on matters relating solely to that Portfolio or which affect that Portfolio differently. However, all shareholders will have equal voting rights on matters that affect all shareholders equally. The holders of each share shall be entitled to one vote for each share held.


WHEN ARE SHAREHOLDER MEETINGS HELD? One Group Investment Trust does not hold Annual Meetings of shareholders but may hold Special Meetings. Special meetings are held, for example, to elect or remove Trustees, change a Portfolio's fundamental investment objectives, or approve an investment advisory contract.


  DIVIDENDS


          - All dividends are distributed to the separate accounts on a quarterly basis and will be automatically reinvested in portfolio shares.

          - Dividends are not taxable as current income to you or other purchasers of variable annuity or variable life insurance contracts.

  QUESTIONS


          - Any questions regarding the Portfolios should be directed to One Group Investment Trust, Three Nationwide Plaza, Columbus, Ohio 43215
            Telephone: 1-800-860-3946. All questions regarding variable annuities or life insurance contract should be directed to the address indicated in the prospectuses that you received when you purchased your variable annuity or variable life product.


TAX INFORMATION


Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes.



In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the Portfolios in which such accounts invest, must meet certain diversification requirements. Each Portfolio intends to comply with these requirements. If a Portfolio does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.



Please refer to the Statement of Additional Information for more information regarding the tax treatment of the Portfolios. Please refer to the prospectus of the separate accounts that hold interest in the Portfolios for a discussion of the tax consequences of variable annuity and variable life contracts.


QUALIFIED PLANS. In the future, shares of the portfolios may also be sold to qualified pension and retirement plans for the benefit of plan participants. For information about the purchase and redemption of shares by qualified pension and retirement plans as well as the tax consequences impacting such plans, refer to the literature received from your plan administrator.

MANAGEMENT OF THE PORTFOLIOS

THE ADVISOR


Banc One Investment Advisors (1111 Polaris Parkway, P.O. Box 71021, Columbus, Ohio 43271-0211) makes the day-to-day investment decisions for the Portfolios and continuously reviews, supervises and administers each Portfolio's investment program. Banc One Investment Advisors performs its responsibilities subject to the supervision of, and policies established by, the Trustees of One Group Investment Trust. Banc One Investment Advisors has served as investment advisor to the Trust since its inception. In addition, Banc One Investment Advisors serves as investment advisor to other mutual funds and individual corporate, charitable, and retirement accounts. As of December 31, 1998, Banc One Investment Advisors, an indirect wholly-owned subsidiary of BANK ONE CORPORATION, managed over $59 billion in assets.


Banc One Investment Advisors is entitled to a fee, which is calculated daily and paid monthly, of the following annual percentages of the average daily net assets of each Portfolio:


                                                   ADVISORY
                  PORTFOLIO                          FEE
                  ---------                       ----------
Bond Portfolio                                       0.60%
Government Bond Portfolio                            0.45%
Balanced Portfolio                                   0.70%
Large Cap Growth Portfolio                           0.65%
Equity Index Portfolio                               0.30%
Diversified Equity Portfolio                         0.74%
Mid Cap Growth Portfolio                             0.65%
Diversified Mid Cap Portfolio                        0.74%
Mid Cap Value Portfolio                              0.74%



Waivers. Banc One Investment Advisors has voluntarily agreed to waive all or part of its fees in order to limit the Portfolios' total operating expenses on an annual basis to not more than the following percentages of the average daily net assets:



                                                  PERCENTAGE OF
                                                     AVERAGE
                                                    DAILY NET
                  PORTFOLIO                          ASSETS
                  ---------                       -------------
Bond Portfolio                                        0.75%
Government Bond Portfolio                             0.75%
Balanced Portfolio                                    1.00%
Large Cap Growth Portfolio                            1.00%
Equity Index Portfolio                                0.55%
Diversified Equity Portfolio                          0.95%
Mid Cap Growth Portfolio                              1.10%
Diversified Mid Cap Portfolio                         0.95%
Mid Cap Value Portfolio                               0.95%


These fee waivers are voluntary and may be terminated at any time.

For the fiscal year ended December 31, 1998, the Portfolios paid advisory fees to Banc One Investment Advisors at the following rates:


                                                   ADVISORY
                  PORTFOLIO                          FEES
                  ---------                        --------
Government Bond Portfolio                            0.42%
Balanced Portfolio                                   0.70%
Large Cap Growth Portfolio                           0.65%
Equity Index Portfolio                               0.00%
Mid Cap Growth Portfolio                             0.65%

For the fiscal year ended December 31, 1998, the predecessor funds of the following Portfolios paid investment advisory fees to First Chicago NBD Investment Management Company, an indirect, wholly owned subsidiary of BANK ONE CORPORATION and an affiliate of Banc One Investment Advisors:



                                                   ADVISORY
                  PORTFOLIO                          FEES
                  ---------                        --------
Bond Portfolio                                       0.37%
Diversified Equity Portfolio                         0.57%
Diversified Mid Cap Portfolio                        0.06%
Mid Cap Value Portfolio                              0.38%


THE PORTFOLIO MANAGERS

The Bond Portfolios are managed by teams of portfolio managers, research analysts and fixed income traders. The team works together to establish general duration and sector strategies for the Portfolio. Each team member makes recommendations about securities in the Portfolio. The research analysts and trading personnel provide individual security and sector recommendations, while the portfolio managers select and allocate individual securities in a manner designed to meet the investment objectives of the Portfolio.


The Equity Portfolios are managed by teams of portfolio managers, research analysts, and other investment management professionals. For all Equity Portfolios, except the Equity Index Portfolio which is not actively managed, each team member makes recommendations about the securities in a Portfolio. The research analysts provide in-depth industry analysis and recommendations, while the portfolio managers determine strategy, industry weightings, portfolio holdings, and cash positions.


YEAR 2000

Preparing for the Year 2000 is a high priority for the Portfolios. Both One Group Investment Trust's Administrator, Nationwide Advisory Services, Inc. and Banc One Investment Advisors have formed dedicated teams to help them successfully achieve Year 2000 readiness. In addition, these teams are responsible for assessing the readiness of all other service providers to the Portfolios. Year 2000 readiness efforts are directed toward both information technology and non-information technology systems. Non-information technology systems include elevators, photocopy machines, and facsimile machines, and should have no significant impact on the delivery of services to Portfolios.

Banc One Investment Advisors has identified information technology systems and interfaces that provide service and support to the Portfolios. Many, if not all, of the systems are owned or operated by third party servicers (for example, One Group Investment Trust's Custodian). Consequently, readiness efforts must be made by those servicers. Banc One Investment Advisors and the Administrator have, and will continue to, monitor the readiness progress of the service providers. This process involves documentation, on-site visits, and review of readiness plans and test results. Neither the Portfolios nor their shareholders will bear any of the direct expenses involved in Year 2000 readiness efforts.


Neither the Administrator nor Banc One Investment Advisors currently anticipate that the move to Year 2000 will have a material impact on their ability to continue to provide the Portfolios with service at current levels. Likewise, One Group Investment Trust currently anticipates that the move to Year 2000 will not have a material impact on its operations. While there can be no guarantee that Year 2000 readiness will not materially impact the Portfolios' operations, One Group Investment Trust is unaware of any material information relating to Year 2000 readiness efforts by Banc One Investment Advisors, the Administrator, and the Portfolios relevant to an investor in the Portfolios that has not been disclosed.

PRINCIPAL INVESTMENT STRATEGIES

The principal investment strategies of the Portfolios are described below. In the opinion of Banc One Investment Advisors, these strategies are important in trying to achieve each Portfolio's investment objective. There can be no assurance that the Portfolios will achieve their investment objectives. Please note that each Portfolio may also use strategies that are not described below, but which are described in the Statement of Additional Information. For a list of all of the types of securities in which the Portfolios may invest, please read "Investment Practices" in Appendix A.

THE BOND PORTFOLIOS


Banc One Investment Advisors selects securities for the Bond Portfolios by analyzing both individual securities and different industry sectors. Rather than attempting to time the market, Banc One Investment Advisors looks for sectors and securities that it believes will perform consistently well over time as measured by total return. The Bond Portfolios attempt to enhance total return by selecting market sectors that offer risk/reward advantages based on structural risks and credit trends. Individual securities that are purchased by the Portfolios are subject to a disciplined risk/reward analysis both at the time of purchase and on an ongoing basis. This analysis includes an evaluation of interest rate risk, credit risk, and risks associated with the structure of the investment (e.g., asset-backed securities). (The risks associated with the types of investments the Portfolio purchases are described in more detail in Appendix
A). Additional investment strategies used by each of the Bond Portfolios are described below:


     ONE GROUP INVESTMENT TRUST BOND PORTFOLIO. The Portfolio invests primarily in investment grade debt securities as well as convertible securities, preferred stock, and loan participations. The Portfolio's weighted average maturity will normally range between four and twelve years, although the Portfolio may shorten its weighted average for temporary defensive purposes.


          - At least 65% of the Portfolio's total assets will be invested in all types of debt securities with intermediate to long maturities.


          - At least 65% of the Portfolio's total assets consist of "bonds."

     ONE GROUP INVESTMENT TRUST GOVERNMENT BOND PORTFOLIO. The Portfolio limits its investments to securities and related to securities issued by the U.S. Government and its agencies and instrumentalities. At least 65% of the Portfolio's total assets will be invested in:

          - all types of debt securities with principal and interest guaranteed by the U.S. Government and its agencies and instrumentalities. (Some of these securities may be subject to repurchase agreements.)

          - other securities representing an interest in or secured by mortgages that are issued or guaranteed by certain U.S. government agencies or instrumentalities.

THE EQUITY PORTFOLIOS

The investment strategies utilized by the Equity Portfolios are described in the Risk/Return Summaries and below.

     ONE GROUP INVESTMENT TRUST BALANCED PORTFOLIO. The Portfolios invests in a combination of stocks, fixed income securities and money market instruments. Normally, the Portfolio will invest:

          - between 40% and 75% of total assets in all types of equity securities (including stock of both large and small capitalization companies and growth and value securities). Up to 20% of the equities may be foreign securities, including American Depository Receipts.

          - between 25% and 60% of total assets in mid to long term fixed income securities, including bonds, notes, and other debt securities. The balance will be invested in cash equivalents. For more information on how Banc One Investment Advisors selects fixed income securities, please read "The Bond Portfolios" above.

     ONE GROUP INVESTMENT TRUST MID CAP GROWTH PORTFOLIO. The Portfolio invests in securities of companies that have the potential to produce above-average earnings growth per share over a one-to-three year period.


          - At least 80% of the Portfolio's total assets will be invested in equity securities, including common stocks and debt securities and preferred stocks that are convertible to common stock.


          - A portion of the Fund's assets will be held in cash equivalents.

     ONE GROUP INVESTMENT TRUST LARGE CAP GROWTH PORTFOLIO. The Portfolio invests mainly in equity securities of large, well-established companies. The weighted average capitalization of companies in which the Portfolio invests normally will exceed the market median capitalization of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index").(1)

          - At least 65% of the Portfolio's total assets will be invested in the equity securities of large, well-established companies, including common stock, warrants and rights to buy common stock.

     ONE GROUP INVESTMENT TRUST EQUITY INDEX PORTFOLIO. The Portfolio invests in stocks included in the S&P 500 Index. (The Portfolio also invests in stock index futures.) Banc One Investment Advisors seeks to achieve a correlation between the performance of the Fund and that of the S&P 500 Index. The Portfolio may hold up to 10% of its net assets in cash or cash equivalents.

                         HOW DOES INDEX INVESTING WORK?

          - The percentage of stock that the Portfolio holds will be approximately the same percentage that the stock represents in the S&P 500 Index.


          - Banc One Investment Advisors generally picks stock in the order of their weightings in the S&P 500 Index, starting with the heaviest weighted stock.


          - The Portfolio attempts to achieve a correlation between the performance of its portfolio and that of the S&P 500 Index of at least 0.95, without taking into account Portfolio expenses. Perfect correlation would be 1.00.

     ONE GROUP INVESTMENT TRUST DIVERSIFIED EQUITY PORTFOLIO. The Portfolio invests mainly in common stocks of companies which the investment advisor believes are overlooked or undervalued and that have the potential for earnings growth over time.

          - At least 65% of the Portfolio's total assets will be invested in equity securities.

          - Up to 35% of the Portfolio's total assets may be invested in U.S. Government Securities, other investment grade fixed income securities, cash, and cash equivalents.

     ONE GROUP INVESTMENT TRUST DIVERSIFIED MID CAP PORTFOLIO. The Portfolio invests mainly in equity securities of companies with capitalizations of $500 million to $5 billion.


          - At least 65% of the Portfolio's total assets will be invested in common and preferred stock, rights, warrants, convertible securities, and other equity securities.


          - Up to 25% of the Portfolio's total assets may be invested in foreign securities.

          - Up to 20% of the Portfolio's total assets may be in invested U.S. Government Securities, other investment grade fixed income securities, cash, and cash equivalents.

          - Up to 5% of the Portfolio's net assets may be invested in lower rated convertible securities (including so-called "junk bonds") and securities having common stock characteristics (like rights and warrants).

---------------

1"S&P 500" is a registered service mark of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with One Group Investment Trust.

     ONE GROUP INVESTMENT TRUST MID CAP VALUE PORTFOLIO. The Portfolio invests mainly in equity securities of companies with below-market average price-to-earnings and price-to-book value ratios and with market capitalizations of $500 million to $5 billion.

          - At least 80% of the Portfolio's total assets will be invested in equity securities, including common stock, debt securities and preferred stocks that are convertible into common stock.

          - A portion of the Portfolio's assets will be held in cash equivalents.

                              FINANCIAL HIGHLIGHTS



The Financial Highlights tables are intended to help you understand each Portfolio's performance for the period of the Portfolio's operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information for the Government Bond Portfolio, the Balanced Portfolio, the Mid Cap Growth Portfolio, the Large Cap Growth Portfolio, and the Equity Index Portfolio has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements are included in the Statement of Additional Information, which is available upon request. This information for the Bond Portfolio, the Diversified Mid Cap Portfolio, the Mid Cap Value Portfolio, and the Diversified Equity Portfolio has been audited by Arthur Andersen LLP, whose report, along with the Portfolios' financial statements are included in the Statement of Additional Information, which is available upon request.


                           GOVERNMENT BOND PORTFOLIO


                                                 1998       1997       1996       1995       1994*
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD  -------    -------    -------    -------    -------
NET ASSET VALUE -- BEGINNING OF PERIOD          $ 10.48    $ 10.15    $ 10.48    $  9.69    $ 10.00
                                                -------    -------    -------    -------    -------
  Net investment income                            0.56       0.60       0.59       0.64       0.22
  Net realized and unrealized appreciation
     (depreciation)                                0.20       0.35      (0.33)      0.94      (0.31)
                                                -------    -------    -------    -------    -------
Total from Investment Operations                   0.76       0.95       0.26       1.58      (0.09)
                                                -------    -------    -------    -------    -------
Distributions:
  From net investment income                      (0.56)     (0.60)     (0.59)     (0.64)     (0.22)
  In excess of net investment income              (0.01)        --         --         --         --
  From net realized gains from investments        (0.03)     (0.02)        --      (0.15)        --
  In excess of realized gains from investment
     transactions                                    --         --         --         --         --
  Tax return of capital                              --         --         --         --         --
                                                -------    -------    -------    -------    -------
Total Distributions                               (0.60)     (0.62)     (0.59)     (0.79)     (0.22)
                                                -------    -------    -------    -------    -------
Net increase (decrease) in net asset value         0.16       0.33      (0.33)      0.79      (0.31)
                                                -------    -------    -------    -------    -------
NET ASSET VALUE -- END OF PERIOD                $ 10.64    $ 10.48    $ 10.15    $ 10.48    $  9.69
                                                =======    =======    =======    =======    =======
Total Return**                                     7.32%      9.67%      2.69%     16.69%     (0.90%)
RATIOS AND SUPPLEMENTAL DATA:
  Net assets end of period (000)                $42,187    $22,365    $14,622    $ 9,016    $ 5,112
  Ratio of expenses to average net assets          0.75%      0.75%      0.75%      0.75%      0.75%**
  Ratio of expenses to average net assets
     excluding waivers/reimbursements              0.78%      0.88%      1.01%      1.47%      1.94%**
  Ratio of net investment income to average
     net assets                                    5.56%      6.06%      6.11%      6.54%      6.09%**
  Ratio of net investment income to average
     net assets excluding
     waivers/reimbursements                        5.53%      5.93%      5.85%      5.80%      4.90%**
  Portfolio turnover**                             40.4%      21.3%      21.3%      34.1%       3.5%


---------------

*   Initial public offering was August 1, 1994.


** Ratios are annualized for periods of less than one year. Total return and portfolio turnover are not annualized.

                               BALANCED PORTFOLIO


                                                  1998       1997       1996       1995       1994*
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD  --------    -------    -------    -------    -------
NET ASSET VALUE -- BEGINNING OF PERIOD          $  13.19    $ 11.93    $ 11.24    $  9.81    $ 10.00
                                                --------    -------    -------    -------    -------
  Net investment income                             0.39       0.39       0.34       0.36       0.06
  Net realized and unrealized appreciation
     (depreciation)                                 2.14       2.31       0.98       1.64      (0.19)
                                                --------    -------    -------    -------    -------
Total from Investment Operations                    2.53       2.70       1.32       2.00      (0.13)
                                                --------    -------    -------    -------    -------
Distributions:
  From net investment income                       (0.39)     (0.39)     (0.34)     (0.36)     (0.06)
  From net realized gains from investments         (0.19)     (1.05)     (0.23)     (0.21)        --
  In excess of realized gains from investment
     transactions                                     --         --      (0.04)        --         --
  Tax return of capital                               --         --      (0.02)        --         --
                                                --------    -------    -------    -------    -------
Total Distributions                                (0.58)     (1.44)     (0.63)     (0.57)     (0.06)
                                                --------    -------    -------    -------    -------
Net increase (decrease) in net asset value          1.95       1.26       0.69       1.43      (0.19)
                                                --------    -------    -------    -------    -------
NET ASSET VALUE -- END OF PERIOD                $  15.14    $ 13.19    $ 11.93    $ 11.24    $  9.81
                                                ========    =======    =======    =======    =======
Total Return**                                     19.09%     22.90%     11.92%     20.69%     (1.32%)
RATIOS AND SUPPLEMENTAL DATA:
  Net assets end of period (000)                $102,845    $41,446    $14,883    $ 5,455    $ 2,063
  Ratio of expenses to average net assets           1.00%      1.00%      1.00%      1.00%      1.00%**
  Ratio of expenses to average net assets
     excluding waivers/reimbursements               1.00%      1.15%      1.44%      1.96%      2.36%**
  Ratio of net investment income to average
     net assets                                     2.66%      3.24%      3.27%      3.66%      1.88%**
  Ratio of net investment income to average
     net assets excluding
     waivers/reimbursements                         2.66%      3.07%      2.83%      2.70%      0.52%**
  Portfolio turnover**                              32.1%      60.9%      64.8%      66.3%        --


---------------

*   Initial public offering was August 1, 1994.


** Ratios are annualized for periods of less than one year. Total return and portfolio turnover are not annualized.

                            MID CAP GROWTH PORTFOLIO


                                                 1998       1997       1996       1995       1994*
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD  -------    -------    -------    -------    -------
NET ASSET VALUE -- BEGINNING OF PERIOD          $ 14.21    $ 12.11    $ 11.52    $  9.70    $ 10.00
                                                -------    -------    -------    -------    -------
  Net investment income (loss)                    (0.03)     (0.03)      0.18       0.04         --
  Net realized and unrealized appreciation
     (depreciation)                                5.95       3.63       1.62       2.29      (0.30)
                                                -------    -------    -------    -------    -------
Total from Investment Operations                   5.92       3.60       1.80       2.33      (0.30)
                                                -------    -------    -------    -------    -------
Distributions:
  From net investment income                         --         --      (0.19)     (0.04)        --
  From net realized gains from investments        (1.38)     (1.48)     (0.78)     (0.47)        --
  In excess of realized gains from investment
     transactions                                 (0.03)        --      (0.24)        --         --
  Tax return of capital                           (0.20)     (0.02)        --         --         --
                                                -------    -------    -------    -------    -------
Total Distributions                               (1.61)     (1.50)     (1.21)     (0.51)        --
                                                -------    -------    -------    -------    -------
Net increase (decrease) in net asset value         4.31       2.10       0.59       1.82      (0.30)
                                                -------    -------    -------    -------    -------
NET ASSET VALUE -- END OF PERIOD                $ 18.52    $ 14.21    $ 12.11    $ 11.52    $  9.70
                                                =======    =======    =======    =======    =======
Total Return**                                    38.82%     29.81%     15.67%     24.06%     (3.00%)
RATIOS AND SUPPLEMENTAL DATA:
  Net assets end of period (000)                $92,674    $50,707    $22,339    $ 6,685    $   940
  Ratio of expenses to average net assets          0.97%      1.10%      1.06%      0.90%      0.90%**
  Ratio of expenses to average net assets
     excluding waivers/reimbursements              0.97%      1.11%      1.40%      2.78%      2.96%**
  Ratio of net investment income to average
     net assets                                   (0.25%)    (0.25%)     1.85%      0.46%     (0.17%)**
  Ratio of net investment income to average
     net assets excluding
     waivers/reimbursements                       (0.25%)    (0.26%)     1.51%     (1.42%)    (2.22%)**
  Portfolio turnover**                             87.7%     175.6%     326.9%     193.3%       3.5%


---------------

*   Initial public offering was August 1, 1994.


** Ratios are annualized for periods of less than one year. Total return and portfolio turnover are not annualized.

                             LARGE CAP GROWTH FUND



                                                  1998       1997       1996       1995       1994*
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD  --------    -------    -------    -------    -------
NET ASSET VALUE -- BEGINNING OF PERIOD          $  17.21    $ 13.67    $ 12.12    $  9.99    $ 10.00
                                                --------    -------    -------    -------    -------
  Net investment income                             0.06       0.10       0.16       0.20       0.05
  Net realized and unrealized appreciation
     (depreciation)                                 7.03       4.25       1.86       2.20       0.01
                                                --------    -------    -------    -------    -------
Total from Investment Operations                    7.09       4.35       2.02       2.40       0.06
                                                --------    -------    -------    -------    -------
Distributions:
  From net investment income                       (0.06)     (0.10)     (0.16)     (0.20)     (0.05)
  From net realized gains from investments         (1.61)     (0.71)     (0.30)     (0.07)     (0.02)
  In excess of realized gains from investment
     transactions                                     --         --      (0.01)        --         --
  Tax return of capital                               --         --         --         --         --
                                                --------    -------    -------    -------    -------
Total Distributions                                (1.67)     (0.81)     (0.47)     (0.27)     (0.07)
                                                --------    -------    -------    -------    -------
Net increase (decrease) in net asset value          5.42       3.54       1.55       2.13      (0.01)
                                                --------    -------    -------    -------    -------
NET ASSET VALUE -- END OF PERIOD                   22.63    $ 17.21    $ 13.67    $ 12.12    $  9.99
                                                ========    =======    =======    =======    =======
Total Return**                                     41.27%     31.93%     16.67%     24.13%     (0.52%)
RATIOS AND SUPPLEMENTAL DATA:
  Net assets end of period (000)                $202,035    $99,628    $42,893    $16,119    $ 4,175
  Ratio of expenses to average net assets           0.93%      1.00%      0.98%      0.90%      0.90%**
  Ratio of expenses to average net assets
     excluding waivers/reimbursements               0.93%      1.00%      1.16%      1.64%      2.08%**
  Ratio of net investment income to average
     net assets                                     0.32%      0.69%      1.29%      2.02%      1.39%**
  Ratio of net investment income to average
     net assets excluding
     waivers/reimbursements                         0.32%      0.69%      1.11%      1.28%      0.22%**
  Portfolio turnover**                              61.0%      34.4%      38.7%      37.4%       4.4%


---------------

*   Initial public offering was August 1, 1994.


** Ratios are annualized for periods of less than one year. Total return and portfolio turnover are not annualized.

                             EQUITY INDEX PORTFOLIO


                                                               1998*
       FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD         -------
NET ASSET VALUE -- BEGINNING OF PERIOD                        $ 10.00
                                                              -------
  Net investment income                                          0.08
  Net realized and unrealized appreciation (depreciation)        0.97
                                                              -------
Total from Investment Operations                                 1.05
                                                              -------
Distributions:
  From net investment income                                    (0.08)
  From net realized gains from investments                         --
  In excess of realized gains from investment transactions         --
  Tax return of capital                                            --
                                                              -------
Total Distributions                                             (0.08)
                                                              -------
Net increase (decrease) in net asset value                       0.97
NET ASSET VALUE -- END OF PERIOD                              $ 10.97
                                                              -------
Total Return**                                                  10.52%
RATIOS AND SUPPLEMENTAL DATA:
  Net assets end of period (000)                              $14,481
  Ratio of expenses to average net assets                        0.55%**
  Ratio of expenses to average net assets
     excluding waivers/reimbursements                            1.13%**
  Ratio of net investment income to average net assets           1.45%**
  Ratio of net investment income to average net assets
     excluding waivers/reimbursements                            0.87%**
  Portfolio turnover**                                            2.3%


---------------

*   Initial public offering was May 1, 1998.


** Ratios are annualized for periods of less than one year. Total return and portfolio turnover are not annualized.

                                 BOND PORTFOLIO


                                                                 1998       1997*
       FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD            ----       -----
NET ASSET VALUE -- BEGINNING OF PERIOD                          $ 10.44    $ 10.00
                                                                -------    -------
  Net investment income                                            0.57       0.37
  Net realized and unrealized appreciation (depreciation)          0.31       0.45
                                                                -------    -------
Total from Investment Operations                                   0.88       0.82
                                                                -------    -------
Distributions:
  From net investment income                                      (0.58)     (0.37)
  From net realized gains from investments                        (0.01)     (0.01)
  In excess of realized gains from investment transactions           --         --
  Tax return of capital                                              --         --
                                                                -------    -------
Total Distributions                                               (0.59)     (0.38)
                                                                -------    -------
Net increase (decrease) in net asset value                         0.29       0.44
                                                                -------    -------
NET ASSET VALUE -- END OF PERIOD                                $ 10.73    $ 10.44
                                                                =======    =======
Total Return                                                       8.66%     12.29%**
RATIOS AND SUPPLEMENTAL DATA:
  Net assets end of period (000)                                $60,892    $34,230
  Ratio of expenses to average net assets                          0.75%      0.75%**
  Ratio of expenses to average net assets
     excluding waivers/reimbursements                              0.81%      0.77%**
  Ratio of net investment income to average net assets             5.36%      5.97%**
  Portfolio turnover                                               14.5%      14.8%**


---------------

 * Commenced operations on May 1, 1997.


** Annualized.

                         DIVERSIFIED MID CAP PORTFOLIO


                                                      1998      1997      1996      1995*
  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD     -------   -------   -------   -------
NET ASSET VALUE -- BEGINNING OF PERIOD               $ 14.38   $ 13.46   $ 11.02   $ 10.00
                                                     -------   -------   -------   -------
  Net investment income (loss)                         (0.01)     0.01      0.03      0.05
  Net realized and unrealized appreciation
     (depreciation)                                     0.70      3.55      2.67      1.02
                                                     -------   -------   -------   -------
Total from Investment Operations                        0.69      3.56      2.70      1.07
                                                     -------   -------   -------   -------
Distributions:
  From net investment income                              --     (0.01)    (0.03)    (0.05)
  From net realized gains from investments             (0.31)    (2.63)    (0.23)       --
  In excess of realized gains from investment
     transactions                                         --        --        --        --
  Tax return of capital                                   --        --        --        --
                                                     -------   -------   -------   -------
Total Distributions                                    (0.31)    (2.64)    (0.26)    (0.05)
                                                     -------   -------   -------   -------
Net increase (decrease) in net asset value              0.38      0.92      2.44      1.02
                                                     -------   -------   -------   -------
NET ASSET VALUE -- END OF PERIOD                     $ 14.76   $ 14.38   $ 13.46   $ 11.02
                                                     =======   =======   =======   =======
Total Return                                            4.91%    26.65%    24.53%    14.20%**
RATIOS AND SUPPLEMENTAL DATA:
  Net assets end of period (000)                     $18,160   $11,668   $ 9,216   $ 4,972
  Ratio of expenses to average net assets               0.95%     0.91%     0.85%     0.85%**
  Ratio of expenses to average net assets
     excluding waivers/reimbursements                   1.52%     1.49%     2.11%     4.64%**
  Ratio of net investment income (loss) to average
     net assets                                        (0.10)%    0.04%     0.28%     0.67%**
  Portfolio turnover                                    26.2%     80.7%     37.4%     32.1%


---------------

 * Commenced operations on March 30, 1995.


** Annualized.

                            MID CAP VALUE PORTFOLIO


                                                                 1998       1997*
       FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD            ----       -----
NET ASSET VALUE -- BEGINNING OF PERIOD                          $ 11.53    $ 10.00
                                                                -------    -------
  Net investment income                                            0.21       0.12
  Net realized and unrealized appreciation (depreciation)         (0.58)      1.57
                                                                -------    -------
Total from Investment Operations                                  (0.37)      1.69
                                                                -------    -------
Distributions:
  From net investment income                                      (0.21)     (0.12)
  From net realized gains from investments                        (0.20)     (0.04)
  In excess of realized gains from investment transactions        (0.05)        --
  Tax return of capital                                              --         --
                                                                -------    -------
Total Distributions                                               (0.46)     (0.16)
                                                                -------    -------
Net increase (decrease) in net asset value                        (0.83)      1.53
                                                                -------    -------
NET ASSET VALUE -- END OF PERIOD                                $ 10.70    $ 11.53
                                                                =======    =======
Total Return                                                      -3.31%     25.26%**
RATIOS AND SUPPLEMENTAL DATA:
  Net assets end of period (000)                                $22,501    $13,926
  Ratio of expenses to average net assets                          0.95%      0.95%**
  Ratio of expenses to average net assets
     excluding waivers/reimbursements                              1.27%      1.22%**
  Ratio of net investment income to average net assets             1.90%      1.83%**
  Portfolio turnover                                               39.3%      19.6%**


---------------

 * Commenced operations on May 1, 1997.


** Annualized.

                          DIVERSIFIED EQUITY PORTFOLIO


 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD      1998       1997       1996     1995*
NET ASSET VALUE -- BEGINNING OF PERIOD              $ 16.22    $ 13.19    $11.63    $10.00
                                                    -------    -------    ------    ------
  Net investment income                                0.11       0.13      0.15      0.13
  Net realized and unrealized appreciation
     (depreciation)                                    2.00       3.38      2.02      1.63
                                                    -------    -------    ------    ------
Total from Investment Operations                       2.11       3.51      2.17      1.76
                                                    -------    -------    ------    ------
Distributions:
  From net investment income                          (0.12)     (0.13)    (0.14)    (0.13)
  From net realized gains from investments            (0.41)     (0.35)    (0.47)       --
  In excess of realized gains from investment
     transactions                                        --         --        --        --
  Tax return of capital                                  --         --        --        --
                                                    -------    -------    ------    ------
Total Distributions                                   (0.53)     (0.48)    (0.61)    (0.13)
                                                    -------    -------    ------    ------
Net increase (decrease) in net asset value             1.58       3.03      1.56      1.63
                                                    -------    -------    ------    ------
NET ASSET VALUE -- END OF PERIOD                    $ 17.80    $ 16.22    $13.19    $11.63
                                                    =======    =======    ======    ======
Total Return                                          13.10%     26.80%    18.75%    22.75%**
RATIOS AND SUPPLEMENTAL DATA:
  Net assets end of period (000)                    $59,560    $38,705    $8,603    $3,754
  Ratio of expenses to average net assets              0.95%      0.93%     0.85%     0.85%**
  Ratio of expenses to average net assets
     excluding waivers/reimbursements                  1.02%      1.10%     2.27%     4.93%**
  Ratio of net investment income to average net
     assets                                            0.69%      0.93%     1.35%     1.78%**
  Portfolio turnover                                   43.2%      31.1%     46.8%     17.5%**



 * Commenced operations in March 30, 1995.



** Annualized.

                                   APPENDIX A



INVESTMENT PRACTICES



The Portfolios invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. What follows is a list of the securities and techniques utilized by the Portfolios, as well as the risks inherent in their use. Equity securities are subject mainly to market risk. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. For a more complete discussion, see the Statement of Additional Information. Following the table is a more complete discussion of risk.



                       PORTFOLIO NAME                             PORTFOLIO CODE
                       --------------                             --------------
One Group Investment Trust Bond Portfolio                           1
One Group Investment Trust Government Bond Portfolio                2
One Group Investment Trust Balanced Portfolio                       3
One Group Investment Trust Mid Cap Growth Portfolio                 4
One Group Investment Trust Large Cap Growth Portfolio               5
One Group Investment Trust Equity Index Portfolio                   6
One Group Investment Trust Diversified Equity Portfolio             7
One Group Investment Trust Diversified Mid Cap Portfolio            8
One Group Investment Trust Mid Cap Value Portfolio                  9



                         INSTRUMENT                           PORTFOLIO CODE       RISK TYPE
                         ----------                           --------------       ---------
U.S. Treasury Obligations: Bills, notes,                           1-9               Market
bonds, STRIPS, and CUBES.

Treasury Receipts: TRS, TIGRs, and CATS.                           1-9               Market

U.S. Government Agency Securities: Securities                      1-9               Market
issued by agencies and instrumentalities of                                          Credit
the U.S. Government. These include Ginnie Mae
Fannie Mae, and Freddie Mac.

Certificates of Deposit: Negotiable instruments with a            1, 3-9             Market
stated maturity.                                                                     Credit
                                                                                   Liquidity

Time Deposits: Non-negotiable receipts issued by a bank in        1, 3-9           Liquidity
exchange for the deposit of Portfolios.                                              Credit
                                                                                     Market

Common Stock: Shares of ownership of a company.                    3-9               Market

Repurchase Agreements: The purchase of a security and the          1-9               Credit
simultaneous commitment to return the security to the seller                         Market
at an agreed upon price on an agreed upon date. This is                            Liquidity
treated as a loan.

Reverse Repurchase Agreement: The sale of a security and the       1-9               Market
simultaneous commitment to buy the security back at an                              Leverage
agreed upon price on an agreed upon date. This is treated as a borrowing by a Portfolio.

Securities Lending: The lending of up to 33 1/3% of the            1-9               Credit
Portfolio's total assets. In return the Portfolio will                               Market
receive cash, other securities, and/or letters of credit.                           Leverage

When-Issued Securities and Forward Commitments: Purchase or        1-9               Market
contract to purchase securities at a fixed price for                                Leverage
delivery at a fixed price for delivery at a future date.                           Liquidity
                                                                                     Credit

Investment Company Securities: Shares of other mutual funds,       1-9               Market
including money market funds of One Group(R) and shares of
other investment companies for which Banc One Investment
Advisors serves as investment advisor or administrator Banc
One Investment Advisors will waive certain fees when
investing in funds or portfolios for which it serves as
investment advisor.

Convertible Securities: Bonds or preferred stock that             1, 3-9             Market
convert to common stock.                                                             Credit

                         INSTRUMENT                           PORTFOLIO CODE       RISK TYPE
                         ----------                           --------------       ---------
Call and Put Options: A call option gives the buyer the            1-9             Management
right to buy, and obligates the seller of the option to                            Liquidity
sell, a security at a specified price. A put option gives                            Credit
the buyer the right to sell, and obligates the seller of the                         Market
option to buy, a security at a specified price. The                                 Leverage
Portfolios will sell only covered call and secured put
options.

Futures and Related Options: A contract providing for the          1-9             Management
future sale and purchase of a specified amount of a                                  Market
specified security, class of securities, or an index at a                            Credit
specified time in the future and at a specified price.                             Liquidity
                                                                                    Leverage

Real Estate Investment Trusts ("REITs"): Pooled investment         3-9             Liquidity
vehicles which invest primarily in income producing real                           Management
estate or real estate related loans or interest.                                     Market
                                                                                   Regulatory
                                                                                      Tax
                                                                                  Pre-payment

Bankers' Acceptances: Bills of exchange or time drafts drawn      1, 3-9             Credit
on and accepted by a commercial bank. Maturities are                               Liquidity
generally six months or less.                                                        Market

Commercial Paper: Secured and unsecured short-term                1, 3-9             Credit
promissory notes issued by corporations and other entities.                        Liquidity
Maturities generally vary from a few days to nine months.                            Market

Foreign Securities: Stocks issued by foreign companies, as     1, 3-5, 7-9           Market
well as commercial paper of foreign issuers and obligations                        Political
of foreign banks, overseas branches of U.S. banks and                              Liquidity
supranational entities. The Equity Portfolios may also                         Foreign Investment
invest in American Depository Receipts.

Restricted Securities: Securities not registered under the         1-9             Liquidity
Securities Act of 1933, such as privately placed commercial                          Market
paper and Rule 144A securities.

Variable and Floating Rate Instruments: Obligations with           1-9               Credit
interest rates which are reset daily, weekly, quarterly or                         Liquidity
some other period and which may be payable to the Portfolio                          Market
on demand.

Warrants: Securities, typically issued with preferred stock       3, 5-8             Market
or bonds, that give the holder the right to buy a                                    Credit
proportionate amount of common stock at a specified price.

Preferred Stock: A class of stock that generally pays a           1, 3-9             Market
dividend at a specified rate and has preference over common
stock at a specified rate and has preference over common
stock in the payment of dividends and in liquidation

Mortgage-Backed Securities: Debt obligations secured by real      1-3, 8          Pre-payment
estate loans and pools of loans. These include                                       Market
collateralized mortgage obligations ("CMOs") and Real Estate                         Credit
Mortgage Investment Conduits ("REMICs").                                           Regulatory

Corporate Debt Securities: Corporate bonds and                   1, 3, 5             Market
non-convertible debt securities.                                                     Credit

Demand Features: Securities that are subject to puts and           1, 3              Market
standby commitments to purchase the securities at a fixed                          Liquidity
price (usually with accrued interest) within a fixed period                        Management
of time following demand by a Portfolio.

Asset-Backed Securities: Securities secured by company           1, 3, 8          Pre-payment
receivables, home equity loans, truck and auto loans,                                Market
leases, credit card receivables and other securities backed                          Credit
by other types of receivables or other assets.                                     Regulatory

Mortgage Dollar Rolls: A transaction in which a Portfolio         1-3, 8          Pre-payment
sells securities for delivery in a current month and                                 Market
simultaneously contracts with the same party to repurchase                         Regulatory
similar but not identical securities on a specified future
date.

Adjustable Rate Mortgage Loans ("ARMs"): Loans in a mortgage       1-3            Pre-payment
pool which provide for a fixed initial mortgage interest                             Market
rate for a specified period of time, after which the rate                            Credit
may be subject to periodic adjustments.                                            Regulatory

                         INSTRUMENT                           PORTFOLIO CODE       RISK TYPE
                         ----------                           --------------       ---------
Swaps, Caps and Floors: A Portfolio may enter into these           1-9             Management
transactions to manage its exposure to changing interest                             Credit
rates and other factors. Swaps involve an exchange of                              Liquidity
obligations by two parties. Caps and floors entitle a                                Market
purchaser to a principal amount from the seller of the cap
or floor to the extent that a specified index exceeds or
falls below a predetermined interest rate or amount.
New Financial Products: New options and futures contracts          1-9             Management
and other financial products continue to be developed and                            Credit
the Portfolios may invest in such options, contracts and                             Market
products.                                                                          Liquidity
Structured Instruments: Debt securities issued by agencies         1-3               Market
and instrumentalities of the U.S. government, banks,                               Liquidity
municipalities, corporations and other businesses whose                            Management
interest and/or principal payments are indexed to foreign                            Credit
currency exchange rates, interest rates, or one or more                        Foreign Investment
other referenced indices.
Municipal Securities: Securities issued by a state or              1-3               Market
political subdivision to obtain funds for various public                             Credit
purposes Municipal securities include private activity bonds                       Political
and industrial development bonds, as well as General                                  Tax
Obligation Notes, Tax Anticipation Notes, Bond Anticipation                        Regulatory
Notes, Revenue Anticipation Notes, Project Notes, other
short-term tax-exempt obligations, municipal leases, and
obligations of municipal housing authorities and single
family revenue bonds.
Obligations of Supranational Agencies: Obligations of               8                Credit
supranational agencies who are chartered to promote economic                   Foreign Investment
development and are supported by various governments and
governmental agencies.
Zero-Coupon Debt Securities: Bonds and other debt that pay       1, 2, 8             Credit
no interest, but are issued at a discount from their value                           Market
at maturity. When held to maturity, their entire return                           Zero Coupon
equals the difference between their issue price and their
maturity value.
Standard & Poor's Depository Receipts ("SPDRs"): SPDRs            3-7, 9             Market
represent ownership in a long-term unit investment trust
that holds a portfolio of common stocks designed to track
the price performance and dividend yield of the S&P 500
Index. A SPDR entitles a holder to receive proportionate
quarterly cash distributions corresponding to the dividends
that accrue to the S&P 500 Index stocks in the underlying
portfolio, less trust expenses.
Zero-Fixed-Coupon Debt Securities: Zero coupon debt              1, 2, 8             Credit
securities which convert on a specified date to interest                             Market
bearing debt securities.                                                          Zero Coupon
Stripped Mortgage-Backed Securities: Derivative multi-class        1, 2           Pre-payment
mortgage securities which are usually structured with two                            Market
classes of shares that receive different proportions of the                          Credit
interest and principal from a pool of mortgage assets. These                       Regulatory
include interest only stripped mortgage-backed securities
(IOs) and principal only stripped mortgage-backed securities
(POs).
Inverse Floating Rate Instruments: Floating rate debt              1, 2              Market
instruments with interest rates that reset in the opposite                          Leverage
direction from the market rate of interest to which the                              Credit
inverse floater is indexed.
Loan Participations and Assignments: Participations in, or          1                Credit
assignments of all or a portion of loans to corporations or                        Political
to governments, including governments of less developed                            Liquidity
countries ("LDC's").                                                           Foreign Investment
                                                                                     Market
Fixed Rate Mortgage Loans: Investments in fixed rate               1, 2              Credit
mortgage loans or mortgage pools which bear simple interest                       Pre-payment
at fixed annual rates and have original terms ranging from 5                       Regulatory
to 40 years.                                                                         Market
Short-Term Funding Agreements: Investments in short-term            1                Credit
funding agreements issued by banks and highly rated U.S.                           Liquidity
insurance companies such as Guaranteed Investment Contracts                          Market
("GIC's") and Bank Investment Contracts ("BIC's").

INVESTMENT RISKS


Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above. Because of these risks, the value of the securities held by the Portfolios may fluctuate, as will the value of your investment in the Portfolios. Certain investments are more susceptible to these risks than others.


- Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.



- Leverage Risk. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.



- Hedged. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Portfolio also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Portfolio's hedging transactions will be effective.



- Speculative. To the extent that a derivative is not used as a hedge, the Portfolio is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.



- Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Portfolio management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.



- Management Risk. The risk that a strategy used by a Portfolio's management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.



- Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.



- Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.



- Foreign Investment Risk. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also my affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.


- Pre-Payment Risk. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of a mortgage or asset-backed security occurs either significantly sooner or later than expected. Changes in pre-payment rates can result in greater price and yield volatility.

      Pre-payments generally accelerate when interest rates decline. When mortgage and other obligations are pre-paid, a Portfolio may have to reinvest in securities with a lower yield. Further, with early prepayment, a Portfolio may fail to recover any premium paid, resulting in an unexpected capital loss.

- Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences.

- Regulatory Risk. The risk associated with Federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, Federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses, and state usury laws.

- Zero Coupon Risk. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities which pay interest periodically.

If you want more information about the Portfolios, the following documents are free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Portfolios' investments is available in the Portfolios' annual and semi-annual reports to shareholders. In each Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI provides more detailed information about the Portfolios and is incorporated into this prospectus by reference.

HOW CAN I GET MORE INFORMATION? You can get a free copy of the semiannual/annual reports or the SAI, request other information or discuss your questions about the Portfolio by calling 1 800-860-3946 or by writing the Portfolios at:

     One Group(R) Investment Trust
     One Nationwide Plaza
     Columbus, Ohio 43216

You can also review and copy the Portfolios' reports and the SAI at the Public Reference Room of the Securities and Exchange Commission ("SEC"). (For information about the SEC's Public Reference Room call 1-800-SEC-0330). You can also get reports and other information about the Portfolios from the SEC's web site at http://www.sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009 and paying a copying charge.

VARIABLE ANNUITY AND LIFE INSURANCE CONTRACTS: This prospectus is for use with variable life insurance contracts and variable annuity contracts. All questions regarding variable annuity contracts or variable life insurance contracts should be directed to the address in the prospectus that you received when you purchased your variable annuity or variable life product.

(Investment Company Act File No. 811-7874)

                       STATEMENT OF ADDITIONAL INFORMATION

                          ONE GROUP(R) INVESTMENT TRUST

        ONE GROUP INVESTMENT TRUST BOND PORTFOLIO (THE "BOND PORTFOLIO")

 ONE GROUP INVESTMENT TRUST GOVERNMENT BOND PORTFOLIO (THE "GOVERNMENT BOND
                                  PORTFOLIO")


     ONE GROUP INVESTMENT TRUST BALANCED PORTFOLIO (THE "BALANCED PORTFOLIO")


  ONE GROUP INVESTMENT TRUST LARGE CAP GROWTH PORTFOLIO (THE "LARGE CAP GROWTH
                                  PORTFOLIO")

 ONE GROUP INVESTMENT TRUST EQUITY INDEX PORTFOLIO (THE "EQUITY INDEX
                                  PORTFOLIO")

             ONE GROUP INVESTMENT TRUST DIVERSIFIED EQUITY PORTFOLIO
                      (THE "DIVERSIFIED EQUITY PORTFOLIO")

            ONE GROUP INVESTMENT TRUST DIVERSIFIED MID CAP PORTFOLIO
                      (THE "DIVERSIFIED MID CAP PORTFOLIO")

    ONE GROUP INVESTMENT TRUST MID CAP GROWTH PORTFOLIO (THE "MID CAP GROWTH
                                  PORTFOLIO")

               ONE GROUP INVESTMENT TRUST MID CAP VALUE PORTFOLIO
                         (THE "MID CAP VALUE PORTFOLIO")

             (EACH A "PORTFOLIO," AND COLLECTIVELY THE "PORTFOLIOS")


                                 MARCH 31, 1999



         This Statement of Additional Information is not a Prospectus, but supplements and should be read with the Prospectus dated March 31, 1999 for the Portfolios (the "Prospectus"). This Statement of Additional Information is incorporated in its entirety into the Prospectus. A copy of the Prospectus may be obtained by writing to One Group Investment Trust (the "Trust") at One Nationwide Plaza, Columbus, Ohio 43215 or by calling toll free at 1-800-860-3946.

                                TABLE OF CONTENTS

                                                                                                                     Page

THE TRUST................................................................................................................1
INVESTMENT OBJECTIVES AND POLICIES.......................................................................................3
   Additional Information on Portfolio Investments.......................................................................3
       Asset-Backed Securities...........................................................................................3
       Bank Obligations..................................................................................................3
       Commercial Paper..................................................................................................4
       Common Stock......................................................................................................4
       Convertible Securities............................................................................................4
       Demand Features...................................................................................................4
       Foreign Investments...............................................................................................5
       Limitations on the Use of Foreign Investments.....................................................................5
       Futures and Options Trading.......................................................................................6
         Futures Contracts...............................................................................................6
         Limitations on the Use of Futures Contracts.....................................................................7
         Risk Factors in Futures Transactions............................................................................8
         Options Contracts...............................................................................................9
         Writing (Selling) Covered Calls.................................................................................9
         Purchasing Call Options........................................................................................11
         Purchasing Put Options.........................................................................................11
         Secured Puts...................................................................................................11
         Straddles and Spreads..........................................................................................11
         Risk Factors in Options Transactions...........................................................................11
         Limitations on the Use of Options..............................................................................12
       Government Securities............................................................................................12
       High Yield/High Risk Securities/Junk Bonds.......................................................................13
       Investment Company Securities....................................................................................13
       Loan Participations and Assignments..............................................................................14
       Mortgage-Related Securities......................................................................................14
         Mortgage-Backed Securities (CMOs and REMICs)...................................................................14
         Mortgage Dollar Rolls..........................................................................................16
         Stripped Mortgage Backed Securities............................................................................17
         Adjustable Rate Mortgage Loans.................................................................................17
         Risk Factors of Mortgage-Related Securities....................................................................18
       Municipal Securities.............................................................................................19
         Risk Factors in Municipal Securities...........................................................................21
       PERCs............................................................................................................23
       Preferred Stock..................................................................................................23
       Real Estate Investment Trusts ("REITs")..........................................................................23
       Repurchase Agreements............................................................................................24
       Reverse Repurchase Agreements....................................................................................24
       Restricted Securities............................................................................................24
       Securities Lending...............................................................................................26
       Short-term Funding Agreements....................................................................................26
       SPDRs............................................................................................................26
       Structured Instruments...........................................................................................27
       Swaps, Caps and Floors...........................................................................................27
       Treasury Receipts................................................................................................29
       U.S. Treasury Obligations........................................................................................29
       Variable and Floating Rate Instruments...........................................................................29
       Limitations on the Use of Variable and Floating Rate Notes.......................................................30
       Warrants.........................................................................................................30
       When-Issued Securities and Forward Commitments.................................................................. 30
    Investment Restrictions.............................................................................................31
    Portfolio Turnover..................................................................................................32
    Additional Tax Information Concerning All Portfolios................................................................33
VALUATION...............................................................................................................34
Valuation of the Portfolios.............................................................................................34
ADDITIONAL INFORMATION REGARDING THE

    CALCULATION OF PER SHARE NET ASSET VALUE............................................................................35
Additional Purchase and Redemption Information..........................................................................35
MANAGEMENT OF THE TRUST.................................................................................................35
       Trustees & Officers..............................................................................................35
       Investment Advisor...............................................................................................37
       Glass-Steagall Act...............................................................................................40
       Portfolio Transactions...........................................................................................40
       Administrator....................................................................................................41
       Custodian and Transfer Agent.....................................................................................43
       Experts .........................................................................................................44
ADDITIONAL INFORMATION..................................................................................................44
       Description of Shares............................................................................................44
       Shareholder and Trustee Liability................................................................................46
       Shareholders.....................................................................................................46
       Calculation of Performance Data..................................................................................48
       Miscellaneous....................................................................................................50
FINANCIAL STATEMENTS ...................................................................................................51
DESCRIPTION OF RATINGS

                                    THE TRUST

One Group Investment Trust(formerly called The One Group Investment Trust) (the "Trust") is an open-end management investment company. The Trust was formed as a Massachusetts business trust on June 7, 1993. The Trust consists of nine series of units of beneficial interest ("Shares") each representing interests in one of the following separate investment portfolios:

       1. Bond Portfolio (formerly called the Bond Fund)
       2. Government Bond Portfolio (formerly called the Government Bond
          Fund)
       3. Balanced Portfolio (formerly called the Asset Allocation Fund)
       4. Mid Cap Growth Portfolio (formerly called the Growth
          Opportunities Fund)
       5. Large Cap Growth Portfolio (formerly called the Large Company Growth Fund)
       6. Equity Index Portfolio (formerly called the Equity Index Fund)
       7. Diversified Equity Portfolio (formerly called the Value Growth
          Fund)
       8. Diversified Mid Cap Portfolio (formerly called the Mid Cap Opportunities Fund)
       9. Mid Cap Value Portfolio (formerly called the Mid Cap Value
          Fund)


For ease of reference, this Statement of Additional Information sometimes refers to the portfolios as the BOND PORTFOLIOS and the EQUITY PORTFOLIOS.

The BOND PORTFOLIOS include:

       1. Bond Portfolio and
       2. Government Bond Portfolio.


The EQUITY PORTFOLIOS include:

       1. Balanced Portfolio,
       2. Mid Cap Growth Portfolio,
       3. Large Cap Growth Portfolio,
       4. Equity Index Portfolio,
       5. Diversified Equity Portfolio,
       6. Diversified Mid Cap Portfolio, and
       7. Mid Cap Value Portfolio.


All of the Portfolios are diversified, as defined under the Investment Company Act of 1940, as amended, (the "1940 ACT").


SUBSTITUTION OF ONE GROUP INVESTMENT TRUST PORTFOLIOS FOR PEGASUS VARIABLE FUNDS. On March 31, 1999, the following portfolios of the Trust were substituted for the following Pegasus Variable funds in separate accounts maintained by Hartford Life and Annuity Insurance Company:



ONE GROUP INVESTMENT TRUST PORTFOLIO       PEGASUS VARIABLE FUND


1. Bond Portfolio                             1. Bond Fund
2. Large Cap Growth Portfolio                 2. Growth Fund
3. Diversified Mid Cap Portfolio              3. Mid-Cap Opportunity Fund
4. Mid Cap Value Portfolio                    4. Intrinsic Value Fund
5. Diversified Equity Portfolio               5. Growth and Value Fund



With the exception of the Large Cap Growth Portfolio, the Pegasus Variable Funds are the surviving funds for accounting purposes. The Pegasus Variable Bond Fund, the Pegasus Variable Mid-Cap Opportunity Fund, the Pegasus Variable Intrinsic Value Fund, and the Pegasus Growth and Value Fund are referred to as the "PREDECESSOR FUNDS" in this Statement of Additional Information. Individual Predecessor Funds are identified in this Statement of Additional Information by reference to the applicable One Group Investment Trust Portfolio.

       Much of the information in this Statement of Additional Information expands upon subjects discussed in the Prospectus. You should not invest in the Portfolios without first reading the Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES

The following policies supplement each Portfolio's investment objective and policies as described in the Prospectus. Additional details about each Portfolio's investment objectives and policies is contained in the Prospectus under "Risk/Return Summaries" and "Principal Investment Strategies" and in Appendix A.

ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS

ASSET-BACKED SECURITIES

Asset-backed securities include securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables. Asset-Backed Securities also include other securities backed by other types of receivables or other assets. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

Prepayment Risks. The issuers of asset-backed securities may be able to repay principal in advance if interest rates fall. Also, the underlying assets (for example, the underlying credit card debt) may be refinanced or paid off prior to maturity during periods of declining interest rates If asset-backed securities are pre-paid, a Portfolio may have to reinvest the proceeds from these securities at a lower rate. In addition, potential market gains on a security subject to prepayment risk may be more limited than securities that cannot be prepaid. Under certain prepayment rate scenarios, a Portfolio may fail to recover any premium paid on asset-backed securities.

BANK OBLIGATIONS

Bank obligations include bankers' acceptances, certificates of deposit, and demand and time deposits. The Portfolios (other than the Government Bond Portfolio) may invest in bank obligations.

BANKERS' ACCEPTANCES are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise. These drafts are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. To be eligible for purchase by a Portfolio, a bankers' acceptance must be guaranteed by domestic and foreign banks and savings and loan associations having, at the time of investment, total assets in excess of $1 billion (as of the date of their most recently published financial statements).

CERTIFICATES OF DEPOSIT are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. To be eligible for investment, a certificate of deposit must be issued by domestic and foreign branches of U.S. commercial banks which are members of the Federal Reserve System or the deposits of which are insured by the Federal Deposit Insurance Corporation, and in certificates of deposit of domestic savings and loan associations the deposits of which are insured by the Federal Deposit Insurance Corporation if, at the time of purchase, such institutions have total assets in excess of $1 billion (as of the date of their most recently published financial statements). Certificates of deposit may also include those issued by foreign banks outside the United States with total assets at the time of purchase in excess of the equivalent of $1 billion.

The Portfolios may also invest in Eurodollar certificates of deposit. Eurodollar certificates of deposit are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States. The Portfolios may also invest in Yankee certificates of deposit. Yankee certificates of deposits are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States. The Portfolios may also invest in obligations (including banker's acceptances and certificates of deposit) denominated in foreign currencies (see "Foreign Investments").

DEMAND DEPOSITS are funds deposited in a commercial bank or a savings and loan association which, without prior notice to the bank, may be withdrawn generally by negotiable draft. Time and demand deposits will be maintained only at banks or savings and loan associations from which a Portfolio could purchase certificates of deposit. TIME DEPOSITS are interest-bearing non-negotiable deposits at a bank or a savings and loan association that have a specific maturity date. A time deposit earns a specific rate of interest over a definite period of time. Time deposits cannot be traded on the secondary market. Time deposits that exceed seven days and include a withdrawal penalty are considered to be illiquid.

COMMERCIAL PAPER

       Commercial paper consists of promissory notes issued by corporations. Although these notes are generally unsecured, the Portfolios may also purchase secured commercial paper. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return. The Portfolios only purchase commercial paper that meet the following criteria.

       Bond Portfolio. The Bond Portfolio may purchase commercial paper consisting of issues rated at the time of purchase in the highest or second highest rating category by at least one Nationally Recognized Statistical Rating Organization ("NRSRO") (such as A-2 or better by Standard & Poor's Corporation ("S&P"), Aa or better by Moody's Investors Service, Inc. ("Moody's") or A2 or better by Fitch IBCA ("Fitch")) or if unrated, determined by Banc One Investment Advisors Corporation ("BANC ONE INVESTMENT ADVISORS") to be of comparable quality.

       Equity Portfolios. The Equity Portfolios may purchase commercial paper consisting of issues rated at the time of purchase in the highest or second highest rating category by at least one NRSRO (such as A-2 or better by S&P, P-2 or better by Moody's or F-2 or better by Fitch) or if unrated, determined by Banc One Investment Advisors to be of comparable quality.

COMMON STOCK

Common stock represents a share of ownership in a company and usually carries voting rights and earns dividends. Unlike preferred stock, common stock dividends are not fixed but are declared at the discretion of the issuer's board of directors.

CONVERTIBLE SECURITIES

Convertible securities are similar to both fixed income and equity securities. Convertible securities may be issued as bonds or preferred stock. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, the Portfolios base selection of convertible securities, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

DEMAND FEATURES

The Bond Portfolio and the Balanced Portfolio may invest in securities that are subject to puts and standby commitments ("DEMAND FEATURES"). A demand feature allows a Portfolio to buy securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Portfolio. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security. The underlying securities subject to a put may be sold at any time at market rates. The Portfolios expect that they will acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if advisable or necessary, a premium may be paid for put features. A premium paid will reduce the yield otherwise payable on the underlying security.

Under a "STAND-BY COMMITMENT," a dealer agrees to purchase, at a Portfolio's option, specified municipal securities at a specified price. A Portfolio will acquire these commitments only to aid portfolio liquidity and does not intend to exercise the demand feature for trading purposes. Stand-by commitments may also be referred to as put options. Each Portfolio will generally limit its investments in stand-by commitments to 25% of its total assets.

The Portfolios engage in put transactions to maintain flexibility and liquidity to permit them to meet redemption requests and remain as fully invested as possible.

FOREIGN INVESTMENTS

All of the Portfolios (except the Government Bond Portfolio and the Equity Index Portfolio) may invest in certain obligations or securities of foreign issuers. Possible investments include equity securities of foreign entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, Eurodollar Certificates of Deposit, Eurodollar Time Deposits, Eurodollar Banker's Acceptances, Canadian Time Deposits and Yankee Certificates of Deposits, and investments in Canadian Commercial Paper, foreign securities and Europaper.

The Equity Portfolios may purchase sponsored and unsponsored American Depository Receipts ("ADRs"). Sponsored ADRs are listed on the New York Stock Exchange; unsponsored ADRs are not. Therefore, there may be less information available about the issuers of unsponsored ADRs than the issuers of sponsored ADRs. Unsponsored ADRs are restricted securities.

RISK FACTORS OF FOREIGN INVESTMENTS

Political and Exchange Risks. Foreign investments involve investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. These risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations.

Higher Transaction Costs. Foreign investments may entail higher custodial fees and sales commissions than domestic investments.

Accounting and Regulatory Differences. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks are not regulated by U.S. banking authorities and may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. In addition, foreign banks generally are not bound by the accounting, auditing, and financial reporting standards comparable to those applicable to U.S. banks.

Currency Risk. On January 1, 1999, the European Economic and Monetary Union introduced the "euro." The euro serves as a common currency for participating European nations. All stocks issued by corporations located in those nations will be denominated in euros. In addition, outstanding shares will be redenominated in euros. All government bonds issued by participating nations will be in euros , and outstanding government bonds will be redenominated in euros. The introduction of the euro presents some uncertainties, such as the adequacy of newly created accounting, clearing, settlement, and payment systems for the new currency. These uncertainties could adversely affect the value of the foreign securities held by the Portfolios.


LIMITATIONS ON THE USE OF FOREIGN INVESTMENTS. Investments in all types of foreign obligations or securities will not exceed 25% of the net assets of a Portfolio.

FUTURES AND OPTIONS TRADING

The Portfolios may enter into futures contracts, options, options on futures contracts and stock index futures contracts and options thereon for the purposes of remaining fully invested, reducing transaction costs, or managing interest rate risk.

FUTURES CONTRACTS

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. A stock index futures contract is a bilateral agreement where two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. government agency.

Although the terms of most futures contracts call for actual delivery and acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously "purchased") in an identical contract to terminate the position. The acquisition of put and call options on futures contracts will, respectively, give a Portfolio the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Brokerage commissions are incurred when a futures contract is bought or sold.

When making futures trades, the Portfolios are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Portfolios expect to earn interest income on their margin deposits.

Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities. The Portfolios intend to enter into futures contracts, options on futures contracts, index futures and options thereon that are traded on an exchange regulated by the CFTC if, to the extent that these futures and options are not for "bona fide hedging purposes" (as defined by the CFTC), the aggregate initial margin and premiums on these positions (excluding the amount by which options are in the money) do not exceed 5% of the Portfolio's total assets at current value. A Portfolio, however, may invest more than this amount for bona fide hedging purposes, and also may invest more than that amount if it obtains authority to do so from the CFTC without rendering the Portfolio a commodity pool operator.

A Portfolio may buy and sell futures contracts and related options to manage its exposure to changing interest rates and security prices. When interest rates are expected to rise or market values of portfolio securities are expected to fall, a Portfolio can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Portfolio, through the purchase of these contracts, can attempt to secure better rates or prices for the Portfolio than might later be available in the market when it makes anticipated purchases.

Although techniques other than the sale and purchase of futures contracts could be used to control the Portfolios' exposure to market fluctuations, the use of futures contracts may be a more effective means of managing this exposure. While the Portfolios will incur commission expenses in both opening and closing out futures positions, these costs may be lower than transaction costs that would be incurred in the purchase and sale of the underlying securities.

A Portfolio's ability to effectively use futures trading depends on several factors. First, price correlation between the futures contracts and their underlying reference security or index may not be perfect. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Portfolio could lose more than the original margin deposit required to initiate a futures transaction.

LIMITATIONS ON THE USE OF FUTURES CONTRACTS

Except for bona fide hedging purposes, none of the Portfolios will enter into futures contract transactions if immediately after the transaction, the sum of its initial margin deposits and premiums on open contracts exceeds 5% of the market value of the respective Portfolio's total assets. None of the Portfolios will enter into futures contracts if the value of the futures contracts held would exceed 25% of the applicable Portfolio's total assets.

The Portfolios restrict their futures contract trading as follows:

1. The Portfolios will not engage in transactions in futures contracts for speculative purposes;

2. The Portfolios will not market themselves to the public as commodity pools or otherwise as vehicles for trading in the commodities futures or commodity options markets;

3. The Portfolios will disclose to all prospective Shareholders the purpose of and limitations on their commodity futures trading;

4. The Portfolios will submit to the CFTC special calls for information. Accordingly, registration as a commodities pool operator with the CFTC is not required.

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds in a segregated account pursuant to requirements imposed by the SEC. Under those requirements, where a Portfolio has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by a Portfolio, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established). However, segregation of assets is not required if a Portfolio "covers" a long position. For example, instead of segregating assets, a Portfolio, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Portfolio. In addition, where a Portfolio takes short positions, or engages in sales of call options, it need not segregate assets if it "covers" these positions. For example, where a Portfolio holds a short position in a futures contract, it may cover by owning the instruments underlying the contract. The Portfolios may also cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established. Where a Portfolio sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract. A Portfolio could also cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the Portfolio. In certain circumstances, entry into a futures contract that substantially eliminates risk of loss and the opportunity for gain in an "appreciated financial position" will also accelerate gain to the Portfolios.

RISK FACTORS IN FUTURES TRANSACTIONS

LIQUIDITY. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments to maintain the required margin. In these situations, if a Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements even though it may be disadvantageous to do so. In addition, a Portfolio may be required to deliver the instruments underlying futures contracts it holds. The inability to close options and futures positions could also adversely impact the Portfolio's ability to effectively hedge these positions. The Portfolios will minimize the risk that they will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

RISK OF LOSS. The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market which may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies engaged in by the Portfolios typically are for risk management purposes, Banc One Investment Advisors does not believe that the Portfolios are subject to the risks of loss frequently associated with futures transactions. Each Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

CORRELATION RISK. A Portfolio's use of futures transactions involves the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. A Portfolio could also lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by a Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

PRICE FLUCTUATIONS. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Some futures strategies, including selling futures, buying puts and writing covered calls, may reduce a Portfolio's exposure to price fluctuations. Other strategies, including buying futures, and buying calls, tend to increase market exposure. Futures and options may be combined with each other in order to adjust the risk and return characteristics of the overall portfolio. A Portfolio expects to enter into these transactions to manage a return or spread on a particular investment or portion of its assets, to protect against any increase in the price of securities a Portfolio anticipates purchasing at a later date, or for other risk management strategies.

OPTIONS CONTRACTS

The Portfolios may use options on securities or futures contracts as a hedging device. An option gives the buyer of the option the right (but not the obligation) to purchase a futures contract or security at a specified price (also called the STRIKE price). A CALL OPTION gives the buyer the "right to purchase" a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure the writer's obligation to deliver the underlying security in the case of a call option, subject to the rules of the Options Clearing Corporation, a writer is required to deposit in escrow the underlying security or other assets in accordance with these rules.

A PUT OPTION gives the buyer the right to sell the underlying futures contract or security. The seller (or "writer") of a put option must purchase futures contracts or securities at a strike price if the option is exercised. In the case of a call option, the seller must sell the futures contract or security in the underlying futures contract or security at the strike price if the option is exercised.

A NAKED OPTION is an option written by a party who does not own the underlying futures contract or security. A COVERED OPTION is an option written by a party who does own the underlying position. The initial purchase (sale) of an option is an "opening transaction." In order to close out an option position, the Portfolio may enter into a "closing transaction". This involves the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened.

A call option on a futures contract or security is said to be "in-the-money" if the strike price is below current market levels and "out-of-the-money" if the strike price is above current market levels. A put option is "in-the-money" if the strike price is above current market levels, and "out-of-the-money" if the strike price is below current market levels.

Options have limited life spans, usually tied to the delivery or settlement date of the underlying futures contract or security. Some options, however, expire significantly in advance of such dates. An option that is "out-of-the-money" and not offset by the time it expires becomes worthless. On certain exchanges "in-the-money" options are automatically exercised on their expiration date, but on others unexercised options simply become worthless after their expiration date. Options usually trade at a premium (referred to as the "time value" of the option) above their intrinsic value (the difference between the market price for the underlying futures contract or equity security and the strike price). As an option nears its expiration date, the market value and the intrinsic value move into parity as the time value diminishes.

Increased market volatility generally increases the value of options by increasing the probability of favorable market swings, putting outstanding options "in-the-money." Although purchasing options is a limited risk trading approach, significant losses can be incurred by doing so.

WRITING (SELLING) COVERED CALLS

The Portfolios may write (sell) covered call options and purchase options to close out options previously written by the Portfolio. The Portfolios' purpose in writing covered call options is to generate additional premium income. This premium income will serve to enhance a Portfolio's total return and will reduce the effect of any price decline of the security involved in the option. Generally, the Portfolios will write covered call options on securities which, in the opinion of Banc One Investment Advisors are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Portfolio. The Portfolios will write only covered call options. This means that a Portfolio will only write a call option on a security which a Portfolio already owns.

Portfolio securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with each Portfolio's investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked options, which a Portfolio will not do), but capable of enhancing the Portfolio's total return. When writing a covered call option, a Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, a Portfolio has no control over when it may be required to sell the underlying securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. Thus, the security could be "called away" at a price substantially below the fair market value of the security. If a call option which a Portfolio has written expires, a Portfolio will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, a Portfolio will realize a gain or loss from the sale of the underlying security. The security covering the call will be maintained in a segregated account of the Portfolio's custodian. The Portfolios do not consider a security covered by a call to be "pledged" as that term is used in each Portfolio's policy which limits the pledging or mortgaging of its assets.

The premium received is the market value of an option. The premium each Portfolio will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, and the length of the option period. Once the decision to write a call option has been made, Banc One Investment Advisors, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by a Portfolio for writing covered call options will be recorded as a liability in the Portfolio's statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per Share of the Portfolio is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in the closing transaction, or delivery of the underlying security upon the exercise of the option.

Generally, a Portfolio, in order to avoid the exercise of an option sold by it, will be able to cancel its obligation under the option by entering into a closing purchase transaction, if available, unless selling (in the case of a call option) or purchasing (in the case of a put option) the underlying securities is determined to be in a Portfolio's best interest. A closing purchase transaction consists of a Portfolio purchasing an option having the same terms as the option sold by a Portfolio, and has the effect of cancelling a Portfolio's position as a seller. The premium which a Portfolio will pay in executing a closing purchase transaction may be higher (or lower) than the premium received when the option was sold, depending in large part upon the relative price of the underlying security at the time of each transaction. To the extent options sold by a Portfolio are exercised and a Portfolio delivers securities to the holder of a call option, a Portfolio's turnover rate will increase, which would cause a Portfolio to incur additional brokerage expenses.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction permits a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call options it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Portfolio will be able to effect such closing transactions at a favorable price. If a Portfolio cannot enter into a closing transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs. A Portfolio will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

Call options written by a Portfolio will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, a Portfolio may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering the security from its portfolio. In such cases, additional costs will be incurred.

A Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Portfolio.

PURCHASING CALL OPTIONS

The Portfolios may purchase call options to hedge against an increase in the price of securities that the Portfolio wants ultimately to buy. Such hedge protection is provided during the life of the call option because the Portfolio, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Portfolio might have realized had it bought the underlying security at the time it purchased the call option. If paying a premium for a call option, together with a price movement in the underlying security, is such that exercise of the option would not be profitable to the Portfolio, loss of the premium may be offset by a decrease in the acquisition cost of securities by the Portfolio.

PURCHASING PUT OPTIONS

The Portfolios may also purchase put options to protect their portfolio holdings in an underlying security against a decline in market value. Hedge protection is provided during the life of the put option since the Portfolio, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Portfolio will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction cost. However, any loss of premium may be offset by an increase in the value of the Portfolio's securities.

SECURED PUTS

The Portfolios may write secured puts. For the secured put writer, substantial depreciation in the value of the underlying security would result in the security being "put to" the writer at the strike price of the option which may be substantially greater than the fair market value of the security. If a secured put option expires unexercised, the writer realizes a gain in the amount of the premium.

STRADDLES AND SPREADS

The Portfolios also may engage in straddles and spreads. In a straddle transaction, a Portfolio either buys a call and a put or sells a call and a put on the same security. In a spread, the Portfolio purchases and sells a call or a put. The Portfolio will sell a straddle when Banc One Investment Advisors believes the price of a security will be stable. The Portfolio will receive a premium on the sale of the put and the call. A spread permits the Portfolio to make a hedged investment that the price of a security will increase or decline.

RISK FACTORS IN OPTIONS TRANSACTIONS

Risk of Loss. When it purchases an option, a Portfolio runs the risk of losing its entire investment in the option in a relatively short period of time, unless the Portfolio exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, a Portfolio will lose part or all of its investment in the option. This contrasts with an investment by a Portfolio in the underlying securities, because the Portfolio may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities. In addition, there may be imperfect or no correlation between the changes in market value of the securities held by the Portfolios and the prices of the options.

Judgement of Advisor. The successful use of the options strategies depends on the ability of Banc One Investment Advisors to assess interest rate and market movements correctly and to accurately calculate the fair price of the option. The effective use of options also depends on a Portfolio's ability to terminate option positions at times when Banc One Investment Advisors deems it desirable to do so. A Portfolio will take an option position only if Banc One Investment Advisors believes there is a liquid secondary market for the option, however, there is no assurance that a Portfolio will be able to effect closing transactions at any particular time or at an acceptable price.

Liquidity. If a secondary trading market in options were to become unavailable, a Portfolio could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events, such as volume in excess of trading or clearing capability, were to interrupt normal market operations. A marketplace may at times find it necessary to impose restrictions on particular types of options transactions, which may limit a Portfolio's ability to realize its profits or limit its losses.

Market Restrictions. Disruptions in the markets for the securities underlying options purchased or sold by a Portfolio could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Portfolio as purchaser or writer of an option will be unable to close out its positions until option trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation ("OCC") or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Portfolio as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by a Portfolio has expired, the Portfolio could lose the entire value of its option.

Foreign Investment Risks. Special risks are presented by internationally-traded options. Because of time differences between the United States and the various foreign countries, and because different holidays are observed in different countries, foreign option markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

LIMITATIONS ON THE USE OF OPTIONS.

Each Portfolio will limit the writing of put and call options to 25% of its net assets. Some Portfolios may enter into over-the-counter option transactions. There will be an active over-the-counter market for such options which will establish their pricing and liquidity. The Portfolios will only enter into these option transactions with broker/dealers who have a minimum net worth of $20,000,000.

GOVERNMENT SECURITIES

The Portfolios invest in securities issued by agencies and instrumentalities of the U.S. Government. Not all securities issued by U.S. Government agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury.

-        Obligations of certain agencies and instrumentalities of the U.S.
         government, such as the Government National Mortgage Association ("Ginnie Mae") and the Export-Import Bank, are supported by the full faith and credit of the U.S. Treasury;

- Others, such as the Federal National Mortgage Association ("Fannie Mae"), are supported by the right of the issuer to borrow from the Treasury;

-        Others are supported by the discretionary authority of the U.S.
         government to purchase the agency's obligations; and

- Still others, such as the Federal Farm Credit Banks and the Federal Home Loan Mortgage Corporation ("Freddie Mac") are supported only by the credit of the instrumentality.

No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. A Portfolio will invest in the obligations of these agencies or instrumentalities only when Banc One Investment Advisors believes that the credit risk is minimal. For information on mortgage-related securities issued by certain agencies or instrumentalities of the U.S. government, see "Investment

Objectives and Policies--Mortgage-Related Securities" in this Statement of Additional Information.

HIGH YIELD/ HIGH RISK SECURITIES/JUNK BONDS

The Mid Cap Opportunities Portfolio may invest in convertible securities that are rated below investment grade by the primary rating agencies (BB or lower by S&P and BA or lower by Moody's). Such convertible securities may be structured as bonds or preferred stock that convert to common stock. Terms used to describe these convertible securities include "high yield securities," "lower rated bonds," "non-investment grade bonds," "below investment ". These securities are considered to be high risk investments. The risks include the following:

         GREATER RISK OF LOSS. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities may be less creditworthy, highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. If an issuer fails to pay principal or interest, the Portfolio would experience a decrease in income and a decline in the market value of their investments. The Portfolio may also incur additional expenses in seeking recovery from the issuer.

         SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES. The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile.

         VALUATION DIFFICULTIES. It is often more difficult to value lower rated securities than higher rated securities. If an issuer's financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

         LIQUIDITY. There may be no established secondary or public market for investments in lower rated securities. As a result, the Funds may be required to sell investments at substantial losses or retain them indefinitely even where an issuer's financial condition is deteriorating.

         HIGH YIELD BOND MARKET. Unlike investment grade securities (including securities which were investment grade when issued but have fallen below investment grade), the track record for bond default rates on new issues of non-investment grade bonds is relatively short. It may be that future default rates on new issues of non-investment grade securities will be more widespread and higher than in the past, especially if economic conditions deteriorate.

         CREDIT QUALITY. Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

         NEW LEGISLATION. Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980's, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on a Portfolio's net asset value and investment practices.


INVESTMENT COMPANY SECURITIES

The Portfolios may invest up to 5% of their total assets in the securities of any one investment company (another mutual fund), but may not own more than 3% of the outstanding securities of any one investment company or invest more than 10% of their total assets in the securities of other investment companies. Other investment company securities may include securities of a money market fund of One Group(R), and securities of other investment companies for which Banc One Investment Advisors serves as investment advisor or administrator. Because other investment companies employ an investment advisor, such investments by the Portfolios may cause Shareholders to bear duplicate fees. Banc One Investment Advisors will waive its fee attributable to Portfolio assets invested in funds advised by Banc One Investment Advisors. Banc One Investment Advisors will also waive its fees attributable to the assets of any Portfolio invested in any investment company if required by the laws of any state in which shares of the Trust are sold.

LOAN PARTICIPATIONS AND ASSIGNMENTS

Some of the Portfolios may invest in fixed and floating rate loans ("Loans"). Loans are arranged through private negotiations between borrowers (which may be corporate issuers or issuers of sovereign debt obligations) and one or more financial institutions ("Lenders"). Generally, the Portfolios invest in Loans by purchasing Loan Participations ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties.

Typically, a Portfolio will have a contractual relationship only with the Lender and not with the borrower when it purchases a Participation. In contrast, a Portfolio has direct rights against the borrower on the Loan when it purchases an Assignment. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

Limitations on Investments in Loan Participations and Assignments. Loan participants and assignments may be illiquid. As a result, a Portfolio will invest no more than 15% of its net assets in these investments. If a government entity is a borrower on a Loan, the Portfolio will consider the government to be the issuer of a Participation or Assignment for purposes of the Portfolio's fundamental investment policy that it will not invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry (i.e., foreign government).

Risk Factors of Loan Participations and Assignments. A Portfolio may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, the Portfolios anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet a Portfolio's liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Portfolio to assign a value to those securities when valuing the Portfolio's portfolio and calculating its net asset value.

MORTGAGE-RELATED SECURITIES

Mortgage-Backed Securities (CMOs and REMICs). Mortgage-backed securities include collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduits ("REMICs"). (A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property and other permitted investments).

Mortgage-backed securities represent pools of mortgage loans assembled for sale to investors by:

-    various governmental agencies such as Ginnie Mae;

-    government-related organizations such as Fannie Mae and Freddie Mac;

- nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. (Non-governmental mortgage securities cannot be treated as U.S. government securities for purposes of investment policies).

There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue.

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

       Ginnie Mae Securities. Mortgage-related securities issued by Ginnie Mae include Ginnie Mae Mortgage Pass-Through Certificates which are guaranteed as to the timely payment of principal and interest by Ginnie Mae. Ginnie Mae's guarantee is backed by the full faith and credit of the United States. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee.

       Fannie Mae Securities. Mortgage-related securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States. Fannie Mae is a government-sponsored organization owned entirely by private stock-holders. Fannie Mae Certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae.

       Freddie Mac Securities. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Mac Certificates are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac Certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

CMOs and guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae, Freddie Mac, Ginnie Mae and private issuers are types of multiple class pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Bond Portfolio does not currently intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC Trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage pass-through certificates (the "Mortgage Assets"). The obligations of Fannie Mae, Freddie Mac or Ginnie Mae under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae, Freddie Mac or Ginnie Mae, respectively.

       GINNIE MAE REMIC CERTIFICATES. Ginnie Mae guarantees the full and timely payment of interest and principal on each class of securities (in accordance with the terms of those classes as specified in the related offering circular supplement). The Ginnie Mae guarantee is backed by the full faith and credit of the United States of America.

       FANNIE MAE REMIC CERTIFICATES. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are available.

       FREDDIE MAC REMIC CERTIFICATES. Freddie Mac guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). PCs represent undivided interests in specified residential mortgages or participation therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal on certain PCs referred to as "Gold PCs."

REMIC Certificates issued by Fannie Mae, Freddie Mac and Ginnie Mae are treated as U.S. government securities for purposes of investment policies.

       CMOs and REMIC Certificates provide for the redistribution of cash flow to multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. This

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

reallocation of interest and principal results in the redistribution of prepayment risk across to different classes. This allows for the creation of bonds with more or less risk than the underlying collateral exhibits. Principal prepayments on the mortgage loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount of principal payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes. The Z-Bonds in which the Portfolios may invest may bear the same non-credit- related risks as do other types of Z-Bonds. Z-Bonds in which the Portfolio may invest will not include residual interest.

Mortgage Dollar Rolls. Some of the Portfolios may enter into Mortgage Dollar Rolls. In a Mortgage Dollar Role transaction, the Portfolios sell securities for delivery in the current month and simultaneously contract with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. When a Portfolio enters into mortgage dollar rolls, the Portfolio will hold and maintain a segregated account until the settlement date. The segregated account will contain cash or liquid, high grade debt securities in an amount equal to the purchase price that the Portfolio is required to pay. The Portfolios benefit from a mortgage dollar roll to the extent of:

- the difference between the price received for the securities sold and the lower price for the future purchase (often referred to as the "drop"); and

- fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the future purchase.

Unless such benefits exceed the amount of income, capital appreciation or gains on the securities sold as part of the mortgage dollar roll, the investment performance of the Portfolios will be less than what the performance would have been without the use of mortgage dollar rolls. The benefits of mortgage dollar rolls may depend upon Banc One Investment Advisors' ability to predict mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. The Portfolios currently intend to enter into mortgage dollar rolls that are accounted for as a financing transaction. For purposes of diversification and investment limitations, mortgage dollar rolls are considered to be mortgage-backed securities.

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

STRIPPED MORTGAGE BACKED SECURITIES. Stripped Mortgage Backed Securities ("SMBS") are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving all of the interest from the mortgage assets ("IOs"), while the other class will receive all of the principal ("POs"). Mortgage IOs receive monthly interest payments based upon a notional amount that declines over time as a result of the normal monthly amortization and unscheduled prepayments of principal on the associated mortgage POs.


In addition to the risks applicable to Mortgage-Related Securities in general, SMBS are subject to the following additional risks:

       PREPAYMENT/INTEREST RATE SENSITIVITY. SMBS are extremely sensitive to changes in prepayments and interest rates. Even though these securities have been guaranteed by an agency or instrumentality of the U.S. government, under certain interest rate or prepayment rate scenarios, the Portfolios may lose money on investments in SMBS.

       INTEREST ONLY SMBS. Changes in prepayment rates can cause the return on investment in IOs to be highly volatile. Under extremely high prepayment conditions, IOs can incur significant losses.

       PRINCIPAL ONLY SMBS. POs are bought at a discount to the ultimate principal repayment value. The rate of return on a PO will vary with prepayments, rising as prepayment increase and falling as prepayments decrease. Generally, the market value of these securities is unusually volatile in response to changes in interest rates.

       YIELD CHARACTERISTICS. Although SMBS may yield more than other mortgage-backed securities, their cash flow patterns are more volatile and there is a greater risk that any premium paid will not be fully recouped. Banc One Investment Advisors will seek to manage these risks (and potential benefits) by investing in a variety of such securities and by using certain analytical and hedging techniques.


A Portfolio may only invest in SMBS issued or guaranteed by the U.S. government, its agencies or instrumentalities. Although the market for SMBS is increasingly liquid, certain SMBS may not be readily marketable and will be considered illiquid for purposes of the Portfolios' limitations on investments in illiquid securities.

         ADJUSTABLE RATE MORTGAGE LOANS. The Bond Portfolios and the Balanced Portfolio may invest in adjustable rate mortgage loans ("ARMS"). ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the "Mortgage Interest Rates") may be subject to periodic adjustment based on changes in the applicable index rate (the "Index Rate"). The adjusted rate would be equal to the Index Rate plus a gross margin, which is a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

Adjustable interest rates can cause payment increases that some borrowers may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above a maximum rate or below a minimum rate. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the "Maximum Adjustment"). Other ARMs ("Negatively Amortizing ARMs") may provide for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any excess interest is added to the principal balance of the loan, causing negative amortization and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to achieve equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or "accelerated amortization") further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payment protect borrowers from unlimited interest rate and payment increases.

Certain adjustable rate mortgage loans may provide for periodic adjustments of scheduled payments in order to amortize fully the mortgage loan by its stated maturity. Other adjustable rate mortgage loans may permit their stated maturity to be extended or shortened in accordance with the portion of each payment that is applied to interest as affected by the periodic interest rate adjustments.

There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury bill rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of funds, the National Median Cost of funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate ("LIBOR"), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of the Portfolio's portfolio and therefore in the net asset value of the Portfolio's shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

In general, changes in both prepayment rates and interest rates will change the yield on Mortgage-Backed Securities. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. As is the case with fixed mortgage loans, ARMs may be subject to a greater rate of principal prepayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates than if prevailing interest rates remain constant because the availability of fixed rate mortgage loans at competitive interest rates may encourage mortgagors to refinance their ARMs to "lock-in" a lower fixed interest rate. Conversely, if prevailing interest rates rise significantly, ARMs may prepay at lower rates than if prevailing rates remain at or below those in effect at the time such ARMs were originated. As with fixed rate mortgages, there can be no certainty as to the rate of prepayments on the ARMs in either stable or changing interest rate environments. In addition, there can be no certainty as to whether increases in the principal balances of the ARMs due to the addition of deferred interest may result in a default rate higher than that on ARMs that do not provide for negative amortization. Other factors affecting prepayment of ARMs include changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgage properties and servicing decisions.

RISKS FACTORS OF MORTGAGE-RELATED SECURITIES.

Guarantor Risk. There can be no assurance that the U.S. government would provide financial support to Fannie Mae, Freddie Mac or Ginnie Mae if necessary in the future. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

Interest Rate Sensitivity. If a Portfolio purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true because in periods of declining interest rates the mortgages underlying the securities are prone to prepayment. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security's return to the Portfolios. In addition, regular payments received on mortgage-related securities include both interest and principal. No assurance can be given as to the return the Portfolios of the Trust will receive when these amounts are reinvested.

Market Value. The market value of the Portfolio's adjustable rate Mortgage-Backed Securities may be adversely affected if interest rates rise faster than the rates of interest payable on these securities or by the adjustable rate mortgage loans underlying the securities. Furthermore, adjustable rate Mortgage-Backed Securities or the mortgage loans underlying these securities may contain provisions limiting the amount by which rates may be adjusted upward and downward and may limit the amount by which monthly payments may be increased or decreased to accommodate upward and downward adjustments in interest rates.

Prepayments. Adjustable rate Mortgage-Backed Securities have less potential for capital appreciation than fixed rate Mortgage-Backed Securities because their coupon rates will decline in response to market interest rate declines. The market value of fixed rate Mortgage-Backed Securities may be adversely affected by increases in interest rates and, because of the risk of unscheduled principal prepayments, may benefit less than other fixed rate securities of similar maturity from declining interest rates. Finally, to the extent Mortgage-Backed Securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the Portfolio's principal investment to the extent of the premium paid. On the other hand, if these securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income.

Yield Characteristics. The yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments, usually monthly, and the possibility that prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. As with fixed rate mortgage loans, adjustable rate mortgage loans may be subject to a greater prepayment rate in a declining interest rate environment. The yields to maturity of the Mortgage-Backed Securities in which the Portfolios invest will be affected by the actual rate of payment (including prepayments) of principal of the underlying mortgage loans. The mortgage loans underlying these securities generally may be prepaid at any time without penalty. In a fluctuating interest rate environment, a predominant factor affecting the prepayment rate on a pool of mortgage loans is the difference between the interest rates on the mortgage loans and prevailing mortgage loan interest rates (giving consideration to the cost of any refinancing). In general, if mortgage loan interest rates fall sufficiently below the interest rates on fixed rate mortgage loans underlying mortgage pass-through securities, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on the fixed rate mortgage loans underlying the mortgage pass-through securities, the rate of prepayment may be expected to decrease.

MUNICIPAL SECURITIES

Municipal Securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as:

       1. bridges,
       2. highways,
       3. roads,
       4. schools,
       5. water and sewer works, and
       6. other utilities.

Other public purposes for which Municipal Securities may be issued include:

      1.  refunding outstanding obligations,
      2.  obtaining funds for general operating expenses and
      3.  obtaining funds to lend to other public institutions and facilities.

In addition, certain debt obligations known as "private activity bonds" may be issued by or on behalf of municipalities and public authorities to obtain funds to provide
      1.  water, sewage and solid waste facilities,
      2.  qualified residential rental projects,
      3.  certain local electric, gas and other heating or cooling facilities,
      4.  qualified hazardous waste facilities,
      5.  high-speed intercity rail facilities,
      6. governmentally-owned airports, docks and wharves and mass transportation facilities,

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
      7.  qualified mortgages,
      8.  student loan and redevelopment bonds;
      9. and bonds used for certain organizations exempt from Federal income taxation.

Certain debt obligations known as "industrial development bonds" under prior Federal tax law may have been issued by or on behalf of public authorities to obtain funds to provide:

     1. privately operated housing facilities,
     2. sports facilities,
     3. industrial parks,
     4. convention or trade show facilities,
     5. airport, mass transit, port or parking facilities,
     6. air or water pollution control facilities,
     7. sewage or solid waste disposal facilities, and
     8. facilities for water supply.

Other private activity bonds and industrial development bonds issued to fund the construction, improvement, equipment or repair of privately-operated industrial, distribution, research, or commercial facilities may also be Municipal Securities, but the size of such issues is limited under current and prior Federal tax law. The aggregate amount of most private activity bonds and industrial development bonds is limited (except in the case of certain types of facilities) under federal tax law by an annual "volume cap." The volume cap limits the annual aggregate principal amount of such obligations issued by or on behalf of all governmental instrumentalities in the state.

The two principal classifications of Municipal Securities consist of "general obligation" and "limited" (or revenue) issues. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon appropriation by the issuer's legislative body. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Private activity bonds and industrial development bonds generally are revenue bonds and thus not payable from the unrestricted revenues of the issuer. The credit and quality of these bonds is generally related to the credit of the bank selected to provide the letter of credit underlying the bonds. Payment of principal of and interest on industrial development revenue bonds is the responsibility of the corporate user (and any guarantor).

The Portfolios may also acquire "moral obligation" issues, which are normally issued by special purpose authorities, and in other tax-exempt investments including pollution control bonds and tax-exempt commercial paper. Each Portfolio that may purchase municipal securities may purchase:

      1.  Short-term tax-exempt General Obligations Notes,
      2.  Tax Anticipation Notes,
      3.  Bond Anticipation Notes,
      4.  Revenue Anticipation Notes,
      5.  Project Notes, and
      6.  Other forms of short-term tax-exempt loans.

Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues. Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications. Also, the yields on Municipal Securities depend upon a variety of factors, including:


 -  general money market conditions,

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

-       the financial condition of the issuer,

-       general conditions of the municipal bond market,

-       the size of a particular offering,

-       the maturity of the obligations, and

-       the rating of the issue.

The ratings of Moody's and S&P represent their opinions as to the quality of Municipal Securities. However,ratings are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Portfolio, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio. Banc One Investment Advisors or the applicable Sub-Advisor will consider such an event in determining whether the Portfolio should continue to hold the obligations.

Municipal securities may include obligations of municipal housing authorities and single-family mortgage revenue bonds. Weaknesses in Federal housing subsidy programs and their administration may result in a decrease of subsidies available for payment of principal and interest on housing authority bonds. Economic developments, including fluctuations in interest rates and increasing construction and operating costs, may also adversely impact revenues of housing authorities. In the case of some housing authorities, inability to obtain additional financing could also reduce revenues available to pay existing obligations. Single-family mortgage revenue bonds are subject to extraordinary mandatory redemption at par in whole or in part from the proceeds derived from prepayments of underlying mortgage loans and also from the unused proceeds of the issue within a stated period which may be within a year from the date of issue.

Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Municipal Leases may be considered to be illiquid. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above. The Board of Trustees is responsible for determining the credit quality of unrated municipal leases, on an ongoing basis, including an assessment of the likelihood that the lease will not be canceled.

RISK FACTORS IN MUNICIPAL SECURITIES

       Tax Risk. The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the United States of America. Failure by the issuer to comply after the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

       Housing Authority Tax Risk. The exclusion from gross income for Federal income tax purposes for certain housing authority bonds depends on qualification under relevant provisions of the Code and on other provisions of Federal law. These provisions of Federal law contain requirements relating to the cost and location of the residences financed with the proceeds of the single-family mortgage bonds and the income levels of tenants of the rental projects financed with the proceeds of the multi-family housing bonds. Typically, the issuers of the bonds, and other parties, including the originators and servicers of the single-family mortgages and the owners of the rental projects financed with the multi-family housing bonds, covenant to meet these requirements. However, there is no assurance that the requirements will be met. If such requirements are not met:

     - the interest on the bonds may become taxable, possibly retroactively from the date of issuance;

     -    the value of the bonds may be reduced;

     - you and other Shareholders may be subject to unanticipated tax liabilities;

     -    a Portfolio may be required to sell the bonds at the reduced value;

     -    it may be an event of default under the applicable mortgage;

     -    the holder may be permitted to accelerate payment of the bond; and

     -    the issuer may be required to redeem the bond.

       In addition, if the mortgage securing the bonds is insured by the Federal Housing Administration ("FHA"), the consent of the FHA may be required before insurance proceeds would become payable.

       Information Risk. Information about the financial condition of issuers of Municipal Securities may be less available than about corporations having a class of securities registered under the Securities Exchange Act of 1934.

       State and Federal Laws. An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. These laws may extend the time for payment of principal or interest, or restrict the Portfolio's ability to collect payments due on Municipal Securities.

       Litigation and Current Developments. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax-exempt obligations or certain segments thereof, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Portfolio's Municipal Securities in the same manner.

       New Legislation. From time to time, proposals have been introduced before Congress that would restrict or eliminate the Federal income tax exemption for interest on tax exempt bonds, and similar proposals may be introduced in the future. The Supreme Court has held that Congress has the constitutional authority to enact such legislation. It is not possible to determine what effect the adoption of these proposals could have on (i) the availability of Municipal Securities for investment by the Portfolios, and (ii) the value of the investment portfolios of the Portfolios.

LIMITATIONS ON THE USE OF MUNICIPAL SECURITIES

The Bond Portfolio may invest in Municipal Securities either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Municipal Securities, provided that, in the opinion of counsel to the initial seller of each certificate or instrument, any discount accruing on the certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Municipal Securities will to the same extent as interest on such Municipal Securities be exempt from Federal income tax and state income tax (where applicable) and not treated as a preference item for individuals for purposes of the Federal alternative minimum tax.

The Portfolio may also invest in Municipal Securities by purchasing from banks participation interests in all or part of specific holdings of Municipal Securities. Such participation may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the Portfolio in connection with the arrangement. The Portfolio will not purchase participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on Municipal Securities in which it holds such participation interest is exempt from Federal income tax and state income tax (where applicable) and not treated as a preference item for individuals for purposes of the Federal alternative minimum tax.

NEW FINANCIAL PRODUCTS

New options and futures contracts and other financial products, and various combinations thereof, continue to be developed. These various products may be used to adjust the risk and return characteristics of each Portfolio's investments. These various products may increase or decrease exposure to security prices, interest rates, commodity prices, or other factors that affect security values, regardless of the issuer's credit risk. If market conditions do not perform as expected, the performance of each Portfolio would be less favorable than it would have been if these products were not used. In addition, losses may occur if counterparties involved in transactions do not perform as promised. These products may expose the Portfolio to potentially greater return as well as potentially greater risk of loss than more traditional fixed income investments.

 PERCS*

The Equity Portfolios may invest in Preferred Equity Redemption Cumulative Stock ("PERCS"). PERCS are preferred stock which convert to common stock after a specified period of time, usually three years, and are considered the equivalent of equity by the ratings agencies. PERCs are mandatorily convertible into common stock. However, PERCS may be called at any time at an initial call price that reflects a substantial premium to the stock's issue price. PERCS offer a higher dividend than that available on the common stock, but in exchange the investors agree to the company placing a cap on the potential price appreciation. The call price declines daily in an amount that reflects the incremental dividend that holders enjoy. PERCS are listed on an exchange where the common stock is listed.

*PERCS is a registered trademark of Morgan Stanley, which does not sponsor and is in no way affiliated with The One Group Investment Trust.

PREFERRED STOCK

Preferred stock is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights. As with all equity securities, the price of preferred stock fluctuates based on changes in a company's financial condition and on overall market and economic conditions.

 REAL ESTATE INVESTMENT TRUSTS ("REITS")

The Portfolios may invest in equity interests or debt obligations issued by REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which a Portfolio invests in addition to the expenses incurred directly by a Portfolio.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Other possible risks include failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. These risks include:

     -    limited financial resources

     -    infrequent or limited trading

     -    more abrupt or erratic price movements than larger company securities


Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P Index of 500 Common Stocks.

REPURCHASE AGREEMENTS

Under the terms of a repurchase agreement, a Portfolio would acquire securities from a seller, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Portfolio plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest).

If the seller defaults on its repurchase obligation or becomes insolvent, the Portfolio holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Portfolio were delayed pending court action. Additionally, there is no controlling legal precedent under U.S. law and there may be no controlling legal precedents under the laws of certain foreign jurisdictions confirming that a Portfolio would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities. However, with respect to repurchase agreements subject to U.S. law, the Board of Trustees of the Trust believes that, under the regular procedures normally in effect for custody of a Portfolio's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Trust's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered by the SEC to be loans by a Portfolio under the 1940 Act.

       Repurchase Agreement Counterparties. Repurchase counterparties include Federal Reserve member banks with assets in excess of $1 billion and registered broker dealers which Banc One Investment Advisors deems creditworthy under guidelines approved by the Board of Trustees.

REVERSE REPURCHASE AGREEMENTS

Portfolios may borrow money for temporary purposes by entering into reverse repurchase agreements. Under these agreements, a Portfolio would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. A Portfolio would enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Portfolio entered into a reverse repurchase agreement, it would establish a segregated custodial account. The Portfolio would deposit assets (such as cash or liquid securities) that have a value equal to the repurchase price (including accrued interest). The Portfolio would monitor the account to ensure that such equivalent value was maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the price at which the Portfolio is obligated to repurchase the securities. Reverse repurchase agreements are considered by the SEC to be borrowings by a Portfolio under the 1940 Act.

RESTRICTED SECURITIES

The Portfolios may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933 and other restricted securities. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Portfolios, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Portfolios through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Portfolios believe that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. The Portfolios intend, therefore, to treat restricted securities that meet the liquidity criteria established by the Board of Trustees, including Section 4(2) commercial paper and Rule 144A Securities, as determined by Banc One Investment Advisors, as liquid and not subject to the investment limitation applicable to illiquid securities.

The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under a SEC Staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933 ("Rule 144A"). Rule 144A is a nonexclusive safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. Rule 144A provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. Rule 144A was expected to further enhance the liquidity of the secondary market for securities eligible for resale. The Portfolios believe that the Staff of the SEC has left the question of determining the liquidity of all restricted securities to the Trustees. The Trustees have directed Banc One Investment Advisors to consider the following criteria in determining the liquidity of certain restricted securities:

     -    the frequency of trades and quotes for the security;

     - the number of dealers willing to purchase or sell the security and the number of other potential buyers;

     -    dealer undertakings to make a market in the security; and

     -    the nature of the security and the nature of the marketplace trades.

Certain Section 4(2) commercial paper programs cannot rely on Rule 144A because, among other things, they were established before the adoption of the rule. However, the Trustees may determine for purposes of the Trust's liquidity requirements that an issue of 4(2) commercial paper is liquid if the following conditions, which are set forth in a 1994 SEC no-action letter, are met:

     - The 4(2) paper must not be traded flat or in default as to principal or interest;

     - The 4(2) paper must be rated in one of the two highest rating categories by a least two NRSROs, or if only one NRSRO rates the security, by that NRSRO, or if unrated, is determined by Banc One Investment Advisors to be of equivalent quality; and

     - Banc One Investment Advisors must consider the trading market for the specific security, taking into account all relevant factors, including but not limited, to whether the paper is the subject of a commercial paper program that is administered by an issuing and paying agent bank and for which there exists a dealer willing to make a market in that paper, or is administered by a direct issuer pursuant to a direct placement program; and

     - Banc One Investment Advisors shall monitor the liquidity of the 4(2) commercial paper purchased and shall report to the Board of Trustees promptly if any such securities are no longer determined to be liquid. If such determination causes a Portfolio to hold more than 15% of its net assets in illiquid securities, the Board of Trustees shall consider what action, if any, should be taken on behalf of the Trust, unless Banc One Investment Advisors is able to dispose of illiquid assets in an orderly manner in an amount that reduces the Portfolio's holdings of illiquid assets to less than 15% of its net assets; and

     - Banc One Investment Advisors shall report to the Board of Trustees on the appropriateness of the purchase and retention of liquid restricted securities under these Guidelines no less frequently that quarterly.

SECURITIES LENDING

To generate additional income, each of the Portfolios may lend up to 33 1/3% of the securities in which they are invested pursuant to agreements requiring that the loan be continuously secured by collateral equal at all times to at least 100% of the market value plus accrued interest on the securities lent. Collateral may include cash, securities of the U.S. government or its agencies, shares of an investment trust or mutual fund, letters of credit or any combination of such collateral. The Portfolios will continue to receive interest on the securities lent while simultaneously seeking to earn interest on the investment of cash collateral in U.S. government securities, shares of an investment trust or mutual fund, commercial paper, repurchase agreements, variable and floating rate instruments, restricted securities, asset-backed securities, and the other types of investments permitted by the applicable Portfolio's prospectus. Collateral is marked to market daily to provide a level of collateral at least equal to the market value of the securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will only be made to borrowers deemed by Banc One Investment Advisors to be of good standing under guidelines established by the Trust's Board of Trustees and when, in the judgment of Banc One Investment Advisors, the consideration which can be earned currently from such securities loans justifies the attendant risk. Loans are subject to termination by the Portfolios or the borrower at any time, and are therefore, not considered to be illiquid investments.

SHORT-TERM FUNDING AGREEMENTS
To enhance yield, the Bond Portfolio maymake limited investments in short-term funding agreements issued by banks and highly rated U.S. insurance companies. Short-term funding agreements issued by insurance companies are sometimes referred to as Guaranteed Investment Contracts ("GICs"), while those issued by banks are referred to as Bank Investment Contracts ("BICs"). Pursuant to these agreements, the Portfolio makes cash contributions to a deposit account at a bank or insurance company. The bank or insurance company then credits to the Portfolio on a monthly basis guaranteed interest at either a fixed, variable or floating rate. These contracts are general obligations of the issuing bank or insurance company (although they may be the obligations of an insurance company separate account) and are paid from the general assets of the issuing entity.

The Portfolio will purchase short-term funding agreements only from banks and insurance companies which, at the time of purchase, are rated in one of the three highest rating categories and have assets of $1 billion or more. Generally, there is no active secondary market in short-term funding agreements. Therefore, short-term funding agreements may be considered by the Portfolio to be illiquid investments. To the extent that a short-term funding agreement is determined to be illiquid, such agreements will be acquired by the Portfolio only if, at the time of purchase, no more than 15% of the Portfolio's net assets will be invested in short-term funding agreements and other illiquid securities.

 SPDRs

The Equity Portfolios (except for the Diversified Mid Cap Portfolio) may invest in Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are interests in unit investment trusts. These investment trusts invest in a securities portfolio that includes substantially all of the common stocks (in substantially the same weights) as the common stocks included in a particular Standard & Poor's Index such as the S&P 500. SPDRs are traded on the American Stock Exchange, but may not be redeemed. The results of SPDRs will not match the performance of the designated S&P Index due to reductions in the SPDRs' performance attributable to transaction and other expenses, including fees paid by the SPDR to service providers. SPDRs distribute dividends on a quarterly basis.

SPDRs are not actively managed. Rather, a SPDR's objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by SPDRs at times when an actively managed trust would not do so. As a result, you can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of securities that are heavily weighted in the index than would be the case if SPDR was not fully invested in such securities. Because of this, a SPDR's price can be volatile, and a Portfolio may sustain sudden, and sometimes substantial, fluctuations in the value of its investment in SPDRs.

A Portfolio will limit its investments in SPDRs to 5% of the Portfolio's total assets and 3% of the outstanding voting securities of the SPDRs issuer. Moreover, a Portfolio's investments in SPDRs will not exceed 10% of the Portfolio's total assets, when aggregated with all other investments in investment companies.

STRUCTURED INSTRUMENTS

Structured instruments are debt securities issued by agencies of the U.S. government (such as Ginnie Mae, Fannie Mae, and Freddie Mac), banks, corporations, and other business entities whose interest and/or principal payments are indexed to certain specific foreign currency exchange rates, interest rates, or one or more other reference indices. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. Structured instruments are commonly considered to be derivatives.

The terms of structured instruments provide that their principal and/or interest payments are adjusted upwards or downwards to reflect changes in the reference index while the structured instruments are outstanding. In addition, the reference index may be used in determining when the principal is redeemed. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the reference index and the effect of changes in the reference index on principal and/or interest payment.

While structured instruments may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured instruments may be less liquid than other debt securities, and the price of structured instruments may be more volatile. If the value of the reference index changes in a manner other than that expected by Banc One Investment Advisors, principal and/or interest payments on the structured instrument may be substantially less than expected. In addition, although structured instruments may be sold in the form of a corporate debt obligation, they may not have some of the protection against counterparty default that may be available for publicly traded debt securities (i.e., the existence of a trust indenture). In that case, the risks of default associated with structured instruments may be similar to those associated with swap contracts. See "Swaps, Caps and Floors."

The Portfolios will invest only in structured securities that are consistent with each Portfolio's investment objective, policies and restrictions and Banc One Investment Advisors' outlook on market conditions. In some cases, depending on the terms of the reference index, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero; however, a Portfolio will not invest in structured instruments if the terms of the structured instrument provide that the Portfolio may be obligated to pay more than its initial investment in the structured instrument, or to repay any interest or principal that has already been collected or paid back.

Structured instruments that are registered under the federal securities laws may be treated as liquid. However, many structured instruments may not be registered under the federal securities laws. In that event, a Portfolio's ability to resell such a structured instrument may be more limited than its ability to resell other Portfolio securities. The Portfolio will treat these instruments as illiquid, and will limit its investments in these instruments to no more than 15% of its net assets, when combined with all other illiquid investments of the Portfolio.

SWAPS, CAPS AND FLOORS

The Portfolios may enter into swaps, caps, (collectively, "Swap Contracts") and floors on various securities (such as U.S. government securities), securities indexes, interest rates, prepayment rates, foreign currencies or other financial instruments or indexes, in order to protect the value of the Portfolio from interest rate fluctuations and to hedge against fluctuations in the floating rate market in which the Portfolio's investments are traded, for both hedging and non-hedging purposes. The Portfolios may enter into these transactions to manage their exposure to changing interest rates and other market factors. Some transactions may reduce each Portfolio's exposure to market fluctuations while others may tend to increase market exposure. Although different from options, futures and options on futures, swap contracts are used by the Portfolios for similar purposes (i.e., risk management and hedging) and therefore, expose the Portfolios to generally the same risks and opportunities as these investments.

Swap contracts typically involve an exchange of obligations by two sophisticated parties. For example, in an interest rate swap, the Portfolio may exchange with another party their respective rights to receive interest, such as an exchange of fixed rate payments for floating rate payments.

Currency swaps involve the exchange of respective rights to make or receive payments in specified currencies. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages.

Caps and floors are variations on swaps. The purchase of a cap entitles the purchaser to receive a principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. Caps and floors are similar in many respects to over-the-counter options transactions, and may involve investment risks that are similar to those associated with options transactions and options on futures contracts.

Because swap contracts are individually negotiated, they remain the obligation of the respective counterparties, and there is a risk that a counterparty will be unable to meet its obligations under a particular swap contract. If a counterparty defaults on a swap contract with a Portfolio, the Portfolio may suffer a loss. To address this risk, each Portfolio will usually enter into interest rate swaps on a net basis, which means that the two payment streams (one from the Portfolio to the counterparty, one to the Portfolio from the counterparty) are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments.

Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal, except for the purposes of collateralization as discussed below. Accordingly, the risk of loss with respect to interest rate swaps entered into on a net basis would be limited to the net amount of the interest payments that the Portfolio is contractually obligated to make. If the other party to an interest rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that a Portfolio is contractually entitled to receive. In addition, the Portfolio may incur a market value adjustment on securities held upon the early termination of the swap. To protect against losses related to counterparty default, the Portfolios may enter into swaps that require transfers of collateral for changes in market value.

In contrast, currency swaps and other types of swaps may involve the delivery of the entire principal value of one designated currency or financial instrument in exchange for the other designated currency or financial instrument. Therefore, the entire principal value of such swaps may be subject to the risk that the other party will default on its contractual delivery obligations.

In addition, because swap contracts are individually negotiated and ordinarily non-transferable, there also may be circumstances in which it would be impossible for a Portfolio to close out its obligations under the swap contract prior to its maturity. Under these circumstances, the Portfolio might be able to negotiate another swap contract with a different counterparty to offset the risk associated with the first swap contract. Unless the Portfolio is able to negotiate such an offsetting swap contract, however, the Portfolio could be subject to continued adverse developments, even after Banc One Investment Advisors determines that it would be prudent to close out or offset the first swap contract.

The Portfolios will not enter into any mortgage swap, interest rate swap, cap or floor transaction unless the unsecured commercial paper, senior debt, or the claims paying ability of the other party thereto is rated in one of the top two rating categories by at least one NRSRO, or if unrated, determined by Banc One Investment Advisors to be of comparable quality.

The use of swaps involves investment techniques and risks different from and potentially greater than those associated with ordinary Portfolio securities transactions. If Banc One Investment Advisors is incorrect in its expectations of market values, interest rates, or currency exchange rates, the investment performance of the Portfolios would be less favorable than it would have been if this investment technique were not used. In addition, in certain circumstances entry into a swap contract that substantially eliminates risk of loss and the opportunity for gain in an "appreciated financial position" will accelerate gain to the Portfolios.

       The Staff of the SEC is presently considering its position with respect to swaps, caps and floors as senior securities. Pending a determination by the Staff, the Portfolios will either treat swaps, caps and floors as being subject to their senior securities restrictions or will refrain from engaging in swaps, caps and floors. Once the Staff has expressed a position with respect to swaps, caps and floors, the Portfolios intend to engage in swaps, caps and floors, if at all, in a manner consistent with such position. To the extent the net amount of an interest rate or mortgage swap is held in a segregated account, consisting of cash or liquid, high grade debt securities, the Portfolios and Banc One Investment Advisors believe that swaps do not constitute senior securities under the Investment Company Act of 1940 and, accordingly, will not treat them as being subject to each Portfolio's borrowing restrictions. The net amount of the excess, if any, of each Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Portfolios' Custodian. The Bond Portfolios generally will limit their investments in swaps, caps and floors to 25% of their total assets.

TREASURY RECEIPTS

The Portfolios may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include:

o   Treasury Receipts ("TRS"),

o   Treasury Investment Growth Receipts ("TIGRS"), and

o   Certificates of Accrual on Treasury Securities ("CATS").

U.S. TREASURY OBLIGATIONS

The Portfolios may invest in bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of those obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES"). The Portfolios may also invest in Inflation Indexed Treasury Obligations.

VARIABLE AND FLOATING RATE INSTRUMENTS

Certain obligations purchased by the Portfolios may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes.

VARIABLE AMOUNT MASTER DEMAND NOTES are demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Portfolio and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Portfolio may demand payment of principal and accrued interest. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, brokerage, investment banking and other business concerns) must satisfy the same criteria as set forth above for commercial paper. Banc One Investment Advisors will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand.

         The Portfolios, subject to their investment objective policies and restrictions, may acquire VARIABLE AND FLOATING RATE INSTRUMENTS. A variable rate instrument is one whose terms provide for the adjustment of its interest rate on set dates and which, upon adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate instrument is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. These instruments are frequently not rated by credit rating agencies; however, unrated variable and floating rate instruments purchased by a Portfolio will be determined by Banc One Investment Advisors under guidelines established by the Trust's Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the

Portfolio's investment policies. In making these determinations, Banc One Investment Advisors will consider the earning power, cash flow and other liquidity ratios of the issuers of these instruments (these issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. There may be no active secondary market with respect to a particular variable or floating rate instrument purchased by a Portfolio. The absence of an active secondary market, could make it difficult for the Portfolio to dispose of the variable or floating rate instrument involved in the event the issuer of the instrument defaulted on its payment obligations, and the Portfolio could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate instruments may be secured by bank letters of credit or other assets. A Portfolio will purchase a variable or floating rate instrument to facilitate portfolio liquidity or to permit investment of the Portfolio's assets at a favorable rate of return.

         LIMITATIONS ON THE USE OF VARIABLE AND FLOATING RATE NOTES. Variable and floating rate instruments for which no readily available market exists will be purchased in an amount which, together with securities with legal or contractual restrictions on resale or for which no readily available market exists (including repurchase agreements providing for settlement more than seven days after notice), exceeds 15% of the Portfolio's net assets only if these instruments are subject to a demand feature that will permit the Portfolio to demand payment of the principal within seven days after demand by the Portfolio. There is no limit on the extent to which a Portfolio may purchase demand instruments that are not illiquid. If not rated, these instruments must be found by Banc One Investment Advisors under guidelines established by the Trust's Board of Trustees, to be of comparable quality to instruments that are rated high quality. A rating may be relied upon only if it is provided by a nationally recognized statistical rating organization that is not affiliated with the issuer or guarantor of the instruments. For a description of the rating symbols of S&P, Moody's, and Fitch used in this paragraph, see the Appendix.

WARRANTS
         Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

         The Portfolios may purchase securities on a "when-issued" and forward commitment basis. When a Portfolio agrees to purchase securities, the Portfolio's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. The Portfolios may purchase securities on a when-issued basis when deemed by Banc One Investment Advisors to present attractive investment opportunities. When-issued securities are purchased for delivery beyond the normal settlement date at a stated price and yield, thereby involving the risk that the yield obtained will be less than that available in the market at delivery. The Portfolios generally will not pay for these securities or earn interest on them until received. Although the purchase of securities on a when-issued basis is not considered to be leveraging, it has the effect of leveraging. When Banc One Investment Advisors purchases a when-issued security, the Custodian will set aside cash or liquid securities to satisfy the purchase commitment. In this case, a Portfolio may be required subsequently to place additional assets in the separate account to assure that the value of the account remains equal to the amount of the Portfolio's commitment. The Portfolio's net assets may fluctuate to a greater degree when it sets aside portfolio securities to cover purchase commitments than when it sets aside cash. In addition, when a Portfolio engages in "when-issued" transactions, it relies on the seller to complete the trade. Failure of the seller to do so may result in the Portfolio's incurring a loss or missing the opportunity to obtain a price considered to be advantageous.

         In a forward commitment transaction, the Portfolios contract to purchase securities for a fixed price at a future date beyond customary settlement time. The Portfolios are required to hold and maintain in a segregated account until the settlement date, cash, U.S. government securities or liquid high-grade debt obligations in an amount sufficient to meet the purchase price. Alternatively, the Portfolios may enter into offsetting contracts for the forward sale of other securities that they own. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

         Limitations on the Use of When Issued Securities and Forward Commitments. No Portfolio intends to purchase "when-issued" securities for speculative purposes but only for the purpose of acquiring portfolio securities. Because a Portfolio will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, the Portfolio's liquidity and the ability of Banc One Investment Advisors to manage the Portfolio might be affected in the event its commitments to purchase when-issued securities ever exceeded 40% of the value of its assets. Commitments to purchase when-issued securities will not, under normal market conditions, exceed 25% of a Portfolio's total assets, and a commitment will not exceed 90 days. A Portfolio may dispose of a when-issued security or forward commitment prior to settlement if Banc One Investment Advisors deems it appropriate to do so.

INVESTMENT RESTRICTIONS

         The following investment restrictions are "fundamental policies" of each Portfolio. The investment objectives of each Portfolio (which can be found in response to the first question in each of the Risk/Return Summaries) are also "fundamental policies." Fundamental policies cannot be changed with respect to a Portfolio without the consent of the holders of a majority of the Portfolio's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of the Portfolio's shares present at a meeting, if more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the Portfolio's outstanding shares, whichever is less.

         Each Portfolio may not:

         1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer or the Portfolio would own more than 10% of the outstanding voting securities of such issuer. This restriction applies to 75% of the Portfolio's assets. For purposes of this limitation, a security is considered to be issued by the government entity whose assets and revenues guarantee or back the security. With respect to private activity bonds or industrial development bonds backed only by the assets and revenues of a nongovernmental user, such user would be considered the issuer.

         2. Purchase any securities which would cause more than 25% of the total assets of the Portfolio to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in the obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities. For purposes of this limitation
(i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; and (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

         3. Make loans, except that a Portfolio may (i) purchase or hold debt instruments in accordance with its investment objectives and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in the Prospectus and in the Statement of Additional Information.


         4. Purchase securities on margin or sell securities short.


         5. Underwrite the securities of other issuers except to the extent that a Portfolio may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities."

         6. Purchase or sell commodities or commodity contracts, except that the Portfolios may purchase or sell financial futures contracts for bona fide hedging and other permissible purposes.

         7. Purchase participations or other direct interests in oil, gas or mineral exploration or development programs (although investments by the Portfolios in marketable securities of companies engaged in such activities are not hereby precluded).

         8. Invest in any issuer for purposes of exercising control or management.

         9. Purchase securities of other investment companies except as permitted by the Investment Company Act of 1940 and the rules and regulations thereunder.

         10. Purchase or sell real estate (however, each Portfolio may, to the extent appropriate to its investment objective, purchase securities secured by real estate or interests therein or securities issued by companies investing in real estate or interests therein).

         11. Borrow money or issue senior securities, except that each Portfolio may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Portfolio's total assets at the time of its borrowing. A Portfolio will not purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. The foregoing percentages will apply at the time of the purchase of a security.


         The Balanced Portfolio, the Government Bond Portfolio, the Large Cap Growth Portfolio, the Mid Cap Growth Portfolio, and the Equity Index Portfolio may not participate on a joint or joint and several basis in any securities trading account.


         The following investment restrictions are non-fundamental except as noted otherwise and therefore can be changed by the Board of Trustees without prior shareholder approval.

         No Portfolio may invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Portfolio's net assets. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists.

         The foregoing percentages apply at the time of purchase of a security. Banc One Investment Advisors Corporation shall report to the Board of Trustees promptly if any of a Portfolio's investments are no longer determined to be liquid or if the market value of Portfolio assets has changed if such determination or change causes a Portfolio to hold more than 15% of its net assets in illiquid securities in order for the Board of Trustees to consider what action, if any, should be taken on behalf of the Trust, unless Banc One Investment Advisors is able to dispose of illiquid assets in an orderly manner in an amount that reduces the Portfolio's holdings to less than 15% of its net assets.

PORTFOLIO TURNOVER

         The portfolio turnover rate for each Portfolio is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities at the time of acquisition were one year or less. The Portfolio turnover rates for the years ended December 31, 1998 and 1997 for the following Portfolios were as follows:


         Portfolio                                    1997             1998
         ---------                                    ----             ----
         Government Bond Portfolio                    21.3%             40.4%

         Balanced Portfolio                           60.9%             32.1%

         Large Cap Growth Portfolio                   34.4%             61.0%

         Mid Cap Growth Portfolio                     175.6%            87.7%

         Equity Index Portfolio                       NA*                2.3%**


         *The Equity Index Portfolio began operations on May 1, 1998.


        **not annualized


         The higher portfolio rates for the Mid Cap Growth Portfolio was the result of a conscience shift into larger capitalization issuers and the volatility in small and mid capitalization technology stocks.

         The Portfolio turnover rates for the years ended December 31, 1998 and 1997 for the Predecessor Funds of the Bond Fund, the Diversified Mid Cap Portfolio, the Mid Cap Value Portfolio, and the Diversified Equity Portfolio were as follows:


         Portfolio                                    1997             1998
         ---------                                    ----             ----
         Bond Portfolio                               14.8%             14.5%
         Diversified Mid Cap Portfolio                80.7%             26.2%

         Mid Cap Value Portfolio                   19.6%         39.3%
         Diversified Equity Portfolio              31.1%         43.2%


         Higher turnover rates will generally result in higher brokerage expenses. Portfolio turnover may vary greatly from year to year as well as within a particular year.

ADDITIONAL TAX INFORMATION CONCERNING THE PORTFOLIOS

         It is the policy of each Portfolio to meet the requirements necessary to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By following such policy, each Portfolio expects to eliminate or reduce to a nominal amount the federal income taxes to which it may be subject.

         In order to qualify as a regulated investment company, each Portfolio must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, and (2) diversify its holdings so that at the end of each quarter of its taxable year (i) at least 50% of the market value of the Portfolio's assets is represented by cash or cash items, United States Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Portfolio's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than United States Government securities or the securities of other regulated investment companies) or of two or more issuers that the Portfolio controls and that are engaged in the same, similar, or related trades or businesses. These requirements may limit the range of the Portfolio's investments. If a Portfolio qualifies as a regulated investment company, it will not be subject to federal income tax on the part of its income distributed to shareholders, provided the Portfolio distributes during its taxable year at least (a) 90% of its investment company taxable income, and (b) 90% of the excess of (i) its tax-exempt interest income less (ii) certain deductions attributable to that income. Each Portfolio intends to make sufficient distributions to Shareholders to meet this requirement.

         For a discussion of the tax consequences of variable annuity contracts, refer to the prospectuses of the separate accounts offering variable life and variable annuity contracts as they may be applicable to your situation. Variable annuity contracts purchased through insurance company separate accounts provide for the accumulation of all earnings from interest, dividends, and capital appreciation without current federal income tax liability for the owner. Depending on the variable annuity contract, distributions from the contract may be subject to ordinary income tax and, in addition, on distributions before age 59 1/2, a 10% penalty tax. Only the portion of a distribution attributable to income on the investment in the contract is subject to federal income tax. Investors should consult with competent tax advisors for a more complete discussion of possible tax consequences in a particular situation.

         The Code imposes a non-deductible excise tax on regulated investment companies that do not distribute in each calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined) for the calendar year plus 98% of their "capital gain net income" (as defined) for the 1-year period ending on October 31 of such calendar year. The balance, if any, of such income must be distributed during the next calendar year. If distributions during a calendar year were less than the required amount, a particular Portfolio would be subject to a non-deductible excise tax equal to 4% of the deficiency. A Portfolio is exempt from this excise tax if at all times during the calendar year each shareholder in the Portfolio was either a trust described in Section 401(a) of the Code and exempt from tax under section 501(a) of the Code or a segregated asset account of a life insurance company held in connection with variable contracts.

         Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts held in the Portfolios. The Code provides that a variable annuity contract shall not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the Treasury Department, adequately diversified. Disqualification of the variable annuity contract as an annuity contract would result in immediate imposition of federal income tax on variable annuity contract owners with respect to earnings allocable to the contract. This liability would generally arise prior to the receipt of payments under the contract. Section 817(h)(2) of the Code is a safe harbor provision which provides that variable annuity contracts meet the diversification requirements if, as of the close of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consists of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

         The Treasury Department has issued Regulations (Treas. Reg. 1.817-5), that establish diversification requirements for the investment portfolios underlying variable annuity contracts. The Regulations amplify the diversification requirements for variable annuity contracts set forth in Section 817(h) of the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if (i) no more than 55 percent of the value of the total assets of the portfolio is represented by any one investment; (ii) no more than 70 percent of such value is represented by any two investments; (iii) no more than 80 percent of such value is represented by any three investments; and (iv) no more than 90 percent of such value is represented by any four investments. For purposes of these Regulations all securities of the same issuer, all interests in the same real estate project and all interests in the same commodity are treated as a single investment. The Code provides that for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable annuity contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

         Treasury regulations provide that a variable annuity contract will be able to look through to the assets held by a Portfolio for the purpose of meeting the diversification test if the Portfolio meets certain requirements. Each Portfolio will be managed in such a manner as to comply with the diversification requirements and to allow the variable annuity contracts to be treated as owning a proportionate share of such Portfolio's assets. It is possible that in order to comply with the diversification requirements, less desirable investment decisions may be made which would affect the investment performance of such Portfolio.

         The above discussion of the federal income tax treatment of the Portfolios assumes that all the insurance company accounts holding shares of a Portfolio are either segregated asset accounts underlying variable contracts as defined in Section 817(d) of the Code or the general account of a life insurance company as defined in Section 816 of the Code. Additional tax consequences may apply to holders of variable contracts investing in a Portfolio if any of those contracts are not treated as annuity, endowment or life insurance contracts.

VALUATION

VALUATION OF THE PORTFOLIOS

         Securities traded on a national securities exchange are valued at the last quoted sale price on the principal exchange, or if no sale, at their fair value as determined in good faith under consistently applied procedures authorized by the Board of Trustees. Securities traded only in the over-the-counter (OTC) market are valued at the last quoted sale price, or if there is no sale, at the quoted bid price provided by an independent pricing agent. Corporate debt securities and debt securities of U.S. issuers, including municipal securities, are valued by a combination of daily quotes and matrix evaluations provided by dealers or by an independent pricing service approved by the Board of Trustees. Inactive securities that have little or no trading activity are evaluated by the independent pricing services by obtaining dealer quotes. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sales price at the close of trading, or if there was no sale, the quoted bid price at the close of trading. Securities for which reliable market quotations are not readily available or for which the pricing agent does not provide a valuation that in the judgment of the Portfolio's investment adviser, represents fair value, shall each be valued in accordance with procedures authorized by the Board of Trustees.

The Portfolios may invest in repurchase agreements with institutions that the investment advisor has determined are creditworthy. Each repurchase agreement is recorded at cost. The value of a foreign security is determined in its national currency as of the close of trading on the foreign exchange or other principal market on which it is traded, which value is then converted into its U.S. Dollar equivalent at the foreign exchange rate reported by the independent pricing agent via WM/Reuters Forex as of the close of the London exchange.

ADDITIONAL INFORMATION REGARDING THE CALCULATION OF PER SHARE NET ASSET VALUE

         The net asset value of each Portfolio is determined and its Shares are priced as of the times specified in the Portfolios' Prospectus. The net asset value per Share of each Portfolio is calculated by determining the value of the interest in the securities and other assets of the Portfolio, less liabilities and dividing such amount by the number of Shares of the Portfolio outstanding.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Shares of the Portfolios are sold continuously to insurance company separate accounts. The Portfolios may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the Securities and Exchange Commission, (b) the Exchange is closed for other than customary weekend and holiday closings, (c) the Securities and Exchange Commission has by order permitted such suspension, or (d) an emergency exists as determined by the Securities and Exchange Commission.

MANAGEMENT OF THE TRUST

TRUSTEES & OFFICERS

         The Board of Trustees oversees the management and administration of the Portfolios. The Trustees are responsible for making major decisions about each Portfolio's investment objectives and policies, but delegate the day-to-day administration of the Portfolios to the officers of the Trust. There are currently five Trustees. The Trustees, in turn, elect the officers of the Portfolios.

         The Trustees of the Portfolios, their addresses, ages and principal occupations during the past five years are set forth below.

NAME AND ADDRESS             AGE        POSITION HELD       PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
                                        WITH THE TRUST

Peter C. Marshall            56         Trustee             From November, 1993 to present, President, DCI
DCI Marketing, Inc.                                         Marketing, Inc.
2727 W. Good Hope Rd.
Milwaukee, WI  53209

Charles I. Post              70         Trustee             From July, 1986 to present, self employed as a
7615 4th Avenue West                                        consultant.
Bradenton, FL  34209

Frederick W. Ruebeck         59         Trustee             From June, 1988 to present, Director of
Eli Lilly & Company                                         Investments, Eli Lilly and Company.
Lilly Corporate Center
307 East McCarty
Indianapolis, IN  46258

Robert A. Oden, Jr.          52         Trustee             From 1995 to present, President , Kenyon College;
Office of the President                                     from 1989 to 1995, Headmaster, The Hotchkiss
Ransom Hall                                                 School.

Kenyon College
Gambier , OH  43022

*John F. Finn                51         Trustee             Since 1975, President of Gardner, Inc.
President                                                   (Wholesale distributor to outdoor
Gardner, Inc.                                               power equipment industry)
1150 Chesapeake Ave.
Columbus, Ohio  43212


*John F. Finn is an "interested person" as that term is defined in the Investment Company Act of 1940.

The Trustees of the Portfolios receive fees and expenses for each meeting of the Board of Trustees attended. The Compensation Table on the next page sets forth the total compensation to the Trustees from the Trust for the fiscal year ended December 31, 1998.


                             COMPENSATION TABLE (1)

-------------------------- ------------------ ------------------- --------------------- --------------------
NAME OF PERSON,                AGGREGATE          PENSION OR        ESTIMATED ANNUAL    TOTAL COMPENSATION
POSITION                     COMPENSATION         RETIREMENT         BENEFITS UPON      FROM THE PORTFOLIO
                               FROM THE        BENEFITS ACCRUED        RETIREMENT             COMPLEX
                             PORTFOLIOS(2)        AS PART OF
                                                  PORTFOLIO
                                                   EXPENSES
-------------------------- ------------------ ------------------- --------------------- --------------------
Peter C. Marshall,         $3000              NA                  NA                    $51,000
Trustee

-------------------------- ------------------ ------------------- --------------------- --------------------
Charles I. Post, Trustee   $3000              NA                  NA                    $48,500

-------------------------- ------------------ ------------------- --------------------- --------------------
Frederick W. Ruebeck,      $3000              NA                  NA                    $48,500
Trustee(3)

-------------------------- ------------------ ------------------- --------------------- --------------------
Robert  A. Oden, Jr.,      $3000              NA                  NA                    $48,500
Trustee

-------------------------- ------------------ ------------------- --------------------- --------------------
John F. Finn, Trustee(4)   $1500              NA                  NA                    $24,500


-------------------------- ------------------ ------------------- --------------------- --------------------

(1) "Portfolio Complex" comprises the 9 Portfolios of the Trust, as well as the Funds of The One Group(R) as of December 31, 1998 Compensation for the "Portfolio Complex" is for the fiscal year ended December 31, 1998.


(2) Pursuant to a Deferred Compensation Plan for Trustees of One Group Investment Trust (the "Plan") adopted at the November 19, 1998 Board of Trustee's meeting, the Trustees may defer all or a part of their compensation payable by the Trust. Under the Plan, the Trustees may specify Class I Shares (formerly fiduciary class shares) of one or more funds of The One Group to be used to measure the performance of a Trustee's deferred compensation account. A Trustee's deferred compensation account will be paid at such times as elected by the Trustee subject to certain mandatory payment provisions in the Plan (e.g., death of a Trustee).

(3)      Includes $750 of deferred compensation.

(4)      Includes $750 of deferred compensation.

The officers of the Portfolios receive no compensation directly from the Portfolios for performing the duties of their offices. The officers of the Trust, their addresses, ages and principal occupations during the past five years are shown below:

-------------------------------- --------- ------------------ --------------------------------------------------------
NAME AND ADDRESS                    AGE    POSITION(S) HELD   PRINCIPAL OCCUPATION DURING PAST 5 YEARS
                                           WITH THE TRUST
-------------------------------- --------- ------------------ --------------------------------------------------------
James F. Laird, Jr.*                42     President and      Mr. Laird was elected Vice President-General Manager
Three Nationwide Plaza                     Treasurer          of Nationwide Advisory Services, Inc., on April 5,
Columbus, Ohio  43215                                         1995. Prior to being elected General Manager, Mr.
                                                              Laird served as Treasurer of Nationwide Advisory
                                                              Services, Inc. since November, 1987.
-------------------------------- --------- ------------------ --------------------------------------------------------
Karen R. Tackett*                   32     Vice President     Since August, 1998, Ms. Tackett has been Director
Three Nationwide Plaza                     and Assistant      Strategic Development of Nationwide Advisory Services,
Columbus, Ohio  43215                      Treasurer          Inc. From March, 1996 until July, 1998, Ms. Tackett
                                                              was Accounting Manager for Nationwide Advisory
                                                              Services, Inc. Prior to that, Ms. Tackett was Audit
                                                              Manager and held various other positions with
                                                              PricewaterhouseCoopers LLP (formerly Coopers & Lybrand,
                                                              L.L.P.)
-------------------------------- --------- ------------------ --------------------------------------------------------
Craig A. Carver*                    44     Vice President     Mr. Carver has been Compliance Manager of Nationwide
Three Nationwide Plaza                     and Assistant      Advisory Services, Inc. since January, 1996. Prior
Columbus, Ohio  43215                      Secretary          to that time, Mr. Carver served as Financial Controls
                                                              Manager of Nationwide Advisory Services, Inc.
-------------------------------- --------- ------------------ --------------------------------------------------------
Christopher A. Cray*                40     Vice President     Mr. Cray has been Treasurer of Nationwide Advisory
Three Nationwide Plaza                     and Secretary      Services, Inc. since September, 1997. Prior to that
Columbus, Ohio  43215                                         time he  served as director-Corporate Accounting  of
                                                              Nationwide Insurance Enterprises.
-------------------------------- --------- ------------------ --------------------------------------------------------
H. Carl Juckett*                    43     Vice President     Mr. Juckett jointed Nationwide Advisory Services in
Three Nationwide Plaza                     and                July, 1998 as the  manager of Fund Accounting. Prior
Columbus, Ohio 43215                       Assistant          to joining Nationwide, Mr. Juckett served as a vice
                                           Treasurer          president for BISYS Fund Services where he managed
                                                              Fund Accounting during a four year period. Mr. Juckett
                                                              also spent eleven years with Huntington Bancshares
                                                              serving in a variety of positions related to
                                                              investments, trust and broker/dealer activities.
-------------------------------- --------- ------------------ --------------------------------------------------------


* All officers listed above are "interested persons" of the Portfolios as defined in the Investment Company Act of 1940.

INVESTMENT ADVISOR

         Investment advisory services to each of the Portfolios are provided by Banc One Investment Advisors. Banc One Investment Advisors makes the investment decisions for the assets of the Portfolios and continuously reviews, supervises and administers the Portfolio's investment program, subject to the supervision of, and policies established by, the Trustees. The Portfolios' shares are not sponsored, endorsed or guaranteed by, and do not constitute obligations or deposits of any bank affiliate of Banc One Investment Advisors and are not insured by the FDIC or issued or guaranteed by the U.S. Government or any of its agencies.

         As of December 31, 1998, Banc One Investment Advisors, an indirect wholly-owned subsidiary of BANK ONE CORPORATION, a bank holding company located in the state of Illinois, managed over $54 billion in assets. BANK ONE CORPORATION has affiliate banking organizations in Arizona, Colorado, Illinois, Indiana, Kentucky, Louisiana, Michigan, Ohio, Oklahoma, Texas, Utah, West Virginia and Wisconsin. In addition, BANK ONE CORPORATION has several affiliates that engage in data processing, venture capital, investment and merchant banking, and other diversified services including trust management, investment management, brokerage, equipment leasing, mortgage banking, consumer finance, and insurance.

         Banc One Investment Advisors represents a consolidation of the investment advisory staffs of a number of bank affiliates of BANK ONE CORPORATION, which have considerable experience in the management of open-end management investment company portfolios, including One Group (an open-end management investment company which offered units of beneficial interest in 34 separate Portfolios as of December 31, 1998, some of which have similar names as the Portfolios of the Trust and are managed similarly to such Portfolios) since 1985.

         All investment advisory services are provided to the Portfolios by Banc One Investment Advisors pursuant to an investment advisory agreement dated August 1, 1994 (the "Advisory Agreement"). Unless sooner terminated, the Advisory Agreement will continue in effect until August 31, 1999, and will continue in effect as to a particular Portfolio from year to year thereafter if such continuance is approved at least annually by the Trust's Board of Trustees or by vote of a majority of the outstanding Shares of such Portfolio (as defined under "ADDITIONAL INFORMATION-- Miscellaneous" in this Statement of Additional Information), and a majority of the Trustees who are not parties to the respective investment advisory agreements or interested persons (as defined in the Investment Company Act of 1940) of any party to the respective investment advisory agreements by votes cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated as to a particular Portfolio at any time on 60 days' written notice without penalty by:

       1.___the Trustees,

       2.___vote of a majority of the outstanding Shares of that Portfolio, or

       3.___the Portfolio's Advisor, as the case may be.

The Advisory Agreement also terminates automatically in the event of any assignment, as defined in the Investment Company Act of 1940.

         The Advisory Agreement provides that Banc One Investment Advisors shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties, or from reckless disregard by it of its duties and obligations under the Agreement.

         Banc One Investment Advisors is entitled to a fee, which is calculated daily and paid monthly, at the following percentages of the average daily net assets of each Portfolio:

NAME OF PORTFOLIO                                 PERCENTAGE
Bond Portfolio                                       0.60%
Government Bond Portfolio                            0.45%
Balanced Portfolio                                   0.70%
Mid Cap Growth Portfolio                             0.65%
Large Cap Growth Portfolio                           0.65%
Equity Index Portfolio                               0.30%
Diversified Equity Portfolio                         0.74%
Diversified Mid Cap Portfolio                        0.74%
Mid Cap Value Portfolio.                             0.74%

         Banc One Investment Advisors has voluntarily agreed to waive all or part of its fees in order to limit the Portfolios' total operating expenses on an annual basis to not more than the following percentages of the average daily net assets of each of the Portfolios:

NAME OF PORTFOLIO                                 PERCENTAGE
Bond Portfolio                                       0.75%
Government Bond Portfolio                            0.75%
Balanced Portfolio                                   1.00%
Mid Cap Growth Portfolio                             1.10%
Large Cap Growth Portfolio                           1.00%
Equity Index Portfolio                               0.55%
Diversified Equity Portfolio                         0.95%
Diversified Mid Cap Portfolio                        0.95%
Mid Cap Value Portfolio                              0.95%


These fee waivers are voluntary and may be terminated at any time.

For the fiscal years ended December 31, 1998, 1997, and 1996, the following Portfolios paid investment advisory fees as follows:

FISCAL YEAR ENDED DECEMBER 31,


                                          1998                         1997                      1996
                                          ----                         ----                      ----
Portfolio                            Net      Waived            Net        Waived           Net         Waived
---------                            ---      ------            ---        ------           ---         ------
Government Bond Portfolio           $128,907      $ 9,393     $78,818      $23,446        $23,470       $31,993
Balanced Portfolio                  $490,270      $ 2,862    $189,332      $44,906        $26,690       $31,993
Mid Cap Growth Portfolio            $431,700      $   --     $233,609      $ 4,114        $43,318       $48,685
Large Cap Growth Portfolio          $948,112      $   --     $458,066      $ 1,114       $136,980       $53,497
Equity Index Portfolio              $    --       $15,432         NA*          NA*            NA*           NA*


* The Equity Index Portfolio commenced operations on May 1, 1998.


Prior to March 31, 1999, First Chicago NBD Investment Management Company ("FCNIMCO") provided investment management services to the Predecessor Funds of the Bond Fund, the Diversified Mid Cap Portfolio, the Mid Cap Value Portfolio, and the Diversified Equity Portfolio. FCNIMCO is an indirect subsidiary of BANK ONE CORPORATION and an affiliate of Banc One Investment Advisors. For the fiscal years ended December 31, 1998, 1997, and 1996, the following Portfolios paid investment advisory fees to FCNIMCO as follows:


FISCAL YEAR ENDED DECEMBER 31,


                                          1998                         1997                       1996
                                          ----                         ----                       ----
Portfolio                            Net      Waived            Net         Waived           Net         Waived
---------                            ---      ------            ---         ------           ---         ------
Bond Portfolio                      $164,396      $26,975       $59,313     $ 2,899      $ NA*          $  NA*
Diversified Mid Cap Portfolio       $  5,234      $82,956       $ 2,396     $58,356      $ --           $48,992
Mid Cap Value Portfolio             $ 50,740      $57,553       $20,834     $17,342      $ NA*          $  NA*
Diversified Equity Portfolio        $263,173      $33,240       $96,428     $37,901      $ --           $42,701


*Commenced operations on May 1, 1997.

GLASS-STEAGALL ACT

         In 1971, the United States Supreme Court held in Investment Company Institute v. Camp that the Federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a Portfolio for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any of its non-bank affiliates from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit a bank holding company or affiliate from acting as investment advisor, transfer agent, and custodian to an investment company. In 1981, the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisors to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisors to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.

         In the Advisory Agreement, Banc One Investment Advisors has represented to the Portfolios that it possesses the legal authority to perform the investment advisory services contemplated by the agreement and described in the Prospectus and this Statement of Additional Information without violation of applicable statutes and regulations. Future changes in either Federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict Banc One Investment Advisors from continuing to perform such services for the Portfolios. Depending upon the nature of any changes in the services which could be provided by Banc One Investment Advisors, the Board of Trustees of the Portfolios would review the Portfolios' relationship with Banc One Investment Advisors and consider taking all action necessary in the circumstances.

         Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of BANK ONE CORPORATION subsidiary banks or their correspondent banks in connection with customer purchases of Shares of the Trust, these banks might be required to alter materially or discontinue the services offered by them to Customers. It is not anticipated, however, that any change in the Portfolios' method of operations would affect its net asset value per Share or result in financial losses to any customer.

PORTFOLIO TRANSACTIONS

         Pursuant to the Advisory Agreement, Banc One Investment Advisors determines, subject to the general supervision of the Board of Trustees of the Portfolios and in accordance with each Portfolio's investment objective and restrictions, which securities are to be purchased and sold by each such Portfolio and which brokers are to be eligible to execute its portfolio transactions. Purchases and sales of portfolio securities with respect to the Bond Portfolios usually are principal transactions in which portfolio securities are purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges (other than certain foreign stock exchanges) involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Portfolios, where possible, will deal directly with the dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere. While Banc One Investment Advisors generally seeks competitive spreads or commissions, the Portfolios may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below. During each of the past three fiscal years, the brokerage commissions paid by the Portfolios were as follows:
                                       40

                  Portfolio                                   Aggregate Brokerage Commissions
                                                              1998                   1997                   1996
                                                              ----                   ----                   ----
         Balanced Portfolio                                   $47,608              $34,413                 $12,571

         Large Cap Growth Portfolio                          $109,720              $40,915                 $29,546

         Equity Index Portfolio                                $6,217                 NA*                     NA*

         Diversified Equity Portfolio                         $76,844              $46,091                 $21,983

         Mid Cap Growth Portfolio                             $92,962             $125,008                 $98,102

         Diversified Mid Cap Portfolio                        $21,501              $19,787                 $19,819

         Mid Cap Value Portfolio                              $17,896              $16,891                    NA**



         * The Equity Index Portfolio commenced operations of May 1, 1998.

        ** The Mid Cap Value Portfolio commenced operations on May 1, 1997.


As of December 31, 1998, the following Portfolios held investments in securities of their regular broker-dealers as follows:

                                                                     SHARES OR
        PORTFOLIO                      SECURITY                   PRINCIPAL AMOUNT                    VALUE
        ---------                      --------                   ----------------                    -----
      Balanced Portfolio              Bear Stearns                         4,220                   $  157,722
                                      Morgan Stanley                       8,120                   $  576,520
                                      Goldman Sachs                   $  300,000                   $  317,563
                                      Lehman Brothers                 $1,353,206                   $1,353,206

      Mid Cap Growth Portfolio        Lehman Brothers                 $8,671,517                   $8,671,517

      Large Cap Growth Portfolio      Morgan Stanley Dean
                                        Witter & Co.                         100                   $    7,100
                                      Prudential Securities           $1,000,000                   $1,000,000
                                      Lehman Brothers                 $3,330,837                   $3,330,837

      Equity Index Portfolio          Bear Stearns                           200                   $    7,475
                                      Lehman Brothers                        200                   $    8,813
                                      Lehman Brothers                 $  138,974                   $  138,974
                                      Merrill Lynch                          500                   $   33,375
                                      Morgan Stanley Dean
                                        Witter & Co.                         800                   $   56,800

         Allocation of transactions, including their frequency, to various dealers is determined by Banc One Investment Advisors with respect to the Portfolios based on its best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to Banc One Investment Advisors may receive orders for transactions by the Portfolios. Information so received is in addition to and not in lieu of services required to be performed by Banc One Investment Advisors and does not reduce the advisory fees payable to Banc One Investment Advisors. Such information may be useful to Banc One Investment Advisors in serving both the Portfolios and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to Banc One Investment Advisors in carrying out its obligations to the Portfolios.

         The Portfolios will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with Banc One Investment Advisors or its affiliates except as may be permitted under the Investment Company Act of 1940, and will not give preference to correspondents of BANK ONE CORPORATION subsidiary banks with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

         Investment decisions for each Portfolio are made independently from those for the other Portfolios or any other investment company or account managed by Banc One Investment Advisors. Any such other investment company or account may also invest in the same securities as the Portfolios. When a purchase or sale of the same security is made at substantially the same time on behalf of a given Portfolio and another Portfolio, investment company or account the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Banc One Investment Advisors believes to be equitable to the Portfolio(s) and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Portfolio or the size of the position obtained by a Portfolio. To the extent permitted by law, Banc One Investment Advisors may aggregate the securities to be sold or purchased by it for a Portfolio with those to be sold or purchased by it for other Portfolios or for other investment companies or accounts in order to obtain best execution. As provided by the Advisory Agreement, in making investment recommendations for the Portfolios, Banc One Investment Advisors will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Portfolios is a customer of Banc One Investment Advisors or its parent or subsidiaries or affiliates and, in dealing with its commercial customers, Banc One Investment Advisors and its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Portfolios.

ADMINISTRATOR

         Nationwide Advisory Services, Inc, Three Nationwide Plaza, Columbus, Ohio 43215 ("NAS") serves as Administrator (the "Administrator") to each Portfolio pursuant to an administration agreement with the Trust (the "Administration Agreement"). (NAS is a wholly owned subsidiary of Nationwide Life Insurance Company, which in turn is a wholly owned subsidiary of Nationwide Financial Services, Inc., a holding company of the Nationwide Insurance Enterprise). The Administrator assists in supervising all operations of each Portfolio to which it serves (other than those performed under the Advisory Agreement, and Custodian and Transfer Agency Agreements for that Portfolio). The Administrator is a broker-dealer registered with the Securities and Exchange Commission, and is a member of the National Association of Securities Dealers, Inc.

         Under the Administration Agreement, the Administrator has agreed to price the portfolio securities of each Portfolio it serves and to compute the net asset value and net income of the Portfolios on a daily basis, to maintain office facilities for the Portfolios, to maintain each Portfolio's financial accounts and records, and to furnish the Portfolios with data processing, clerical, accounting, and bookkeeping services, and certain other services required by the Portfolios with respect to each Portfolio. The Administrator prepares annual and semi-annual reports to the Securities and Exchange Commission, prepares federal and state tax returns, prepares filings with state securities commissions, and generally assists in all aspects of the Trust's operations other than those performed under the Advisory Agreement, and Custodian and Transfer Agency Agreements. Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities.

         Unless sooner terminated, the Administration Agreement between the Trust and NAS will continue in effect through August 31, 1999. The Administration Agreement thereafter shall be renewed automatically for successive one year terms, unless written notice not to renew is given by the non-renewing party to the other party at least sixty days prior to the expiration of the then-current term. The Administration Agreement will be reviewed and ratified at least annually by the Board of Trustees, provided that the Administration Agreement is also reviewed and ratified by the majority of the Trustees who are not parties to the Administration Agreement or interested persons (as defined in the Investment Company Act of 1940) of any party to the Administration Agreement, by vote cast in person at a meeting called for the purpose of reviewing and ratifying the Administration Agreement. The Administration Agreement may be terminated with respect to the Trust only upon mutual agreement of the parties to the Administration Agreement and for cause (as defined in the Administration Agreement) by the party alleging cause, on not less than sixty days' notice by the Board of Trustees or by NFS.

The Administrator is entitled to a fee for its services for each of the Portfolios (except the Equity Index Portfolio), which is calculated daily and paid monthly, at the following annualized percentages of average net assets of the Trust (less the assets of the Equity Index Portfolio):

         Fee                                         Average Net Assets
         0.24%                                       less than $250 million
         0.14%                                       greater than $250 million

For the Equity Index Portfolio, the Administrator is entitled to a fee which is calculated daily and paid monthly, equal to 0.14% of the Equity Index Portfolio's average net assets.

         The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by the Portfolios in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

 For the fiscal years ended December 31, 1998, 1997, and 1996, the following Portfolios paid administration fees as follows:

FISCAL YEAR ENDED DECEMBER 31,
------------------------------
                                         1998                1997                 1996
-----------------------------------------------------------------------------------------
Portfolio                                  Net                 Net                Net
-----------------------------------------------------------------------------------------
Government Bond Portfolio                 $ 69,649          $42,036             $29,580
-----------------------------------------------------------------------------------------
Balanced Portfolio                        $158,161          $64,914             $24,178
-----------------------------------------------------------------------------------------
Mid Cap Growth Portfolio                  $151,830          $86,256             $33,970
-----------------------------------------------------------------------------------------
Large Cap Growth Portfolio                $330,612         $169,132            $ 70,330
-----------------------------------------------------------------------------------------
Equity Index Portfolio                    $  7,202              NA*                 NA*
-----------------------------------------------------------------------------------------

* The Equity Index Portfolio commenced operations on May 1, 1998.


FCNIMCO and BISYS served as co-administrators to the Predecessor Funds of the Bond Fund, the Diversified Mid Cap Portfolio, the Mid Cap Value Portfolio, and the Diversified Equity Portfolio. For the fiscal years ended December 31, 1998, 1997, and 1996, the following Portfolios paid investment administration fees to FCNIMCO and BISYS as follows:


FISCAL YEAR ENDED DECEMBER 31,


                                            1998                       1997                   1996
-----------------------------------------------------------------------------------------------------------
Portfolio                            Net      Waived            Net        Waived        Net        Waived
-----------------------------------------------------------------------------------------------------------
Bond Portfolio                      $71,764   $  --            $23,329     $  --        NA*          NA*
-----------------------------------------------------------------------------------------------------------
Diversified Mid Cap Portfolio       $22,048   $  --            $15,188     $  --        --          $10,277
-----------------------------------------------------------------------------------------------------------
Mid Cap Value Portfolio             $27,073   $  --            $ 9,544     $  --        NA*          NA*
-----------------------------------------------------------------------------------------------------------
Diversified Equity Portfolio        $74,103   $  --            $33,582     $  --        --          $ 8,957
-----------------------------------------------------------------------------------------------------------


* Commenced operations on May 1, 1997.

SUB-ADMINISTRATOR

     For the period beginning November 14, 1998 and ending March 31, 1999, NAS served as sub-administrator to the Predecessor Funds and received fees equal to 0.15% of the average net assets of the Predecessor Funds from the Predecessor Funds' administrator.

     The Board of Trustees of the Trust has approved a Sub-Administration Agreement between Banc One Investment Advisors and NAS that will be effective on or after April 1, 1999. Under the proposed contract, Banc One Investment Advisors will be entitled to a fee equal to 0.05% of the average net assets of the Trust.

CUSTODIANS, SUB-CUSTODIAN AND TRANSFER AGENT

     Custodian. State Street Bank and Trust Company ( "State Street"), P.O. Box 8500, Boston, MA 02266-8500 acts as custodian for the Portfolios under a Custodian Agreement with the Trust (the "Custodian Agreement"). Under the Custodian Agreement, State Street:

     (i) maintains a separate account or accounts in the name of each Portfolio;
     (ii) makes receipts and disbursements of money on behalf of each Portfolio;
     (iii) collects and receives all income and other payments and distributions on account of the Portfolios' portfolio securities; responds to correspondence from security brokers and others relating to its duties; and
     (iv) makes periodic reports to the Board of Trustees concerning the Portfolios' operations.

State Street may, at its own expense, open and maintain a sub-custody account or accounts on behalf of the Trust, provided that State Street shall remain liable for the performance of all of its duties under the Custodian Agreements.


NBD ("NBD"), an indirect wholly-owned subsidiary of BANK ONE CORPORATION, served as Custodian for the Predecessor Funds pursuant to a Custodian Agreement.


         Sub-Custodian. Bank One Trust Company, N.A. (the "Sub-Custodian") serves as Sub-Custodian in connection with the Trust's securities lending activities, pursuant to a Subcustodian Agreement, dated as of June 11, 1998 between the Trust, State Street and Bank One Trust Company and a Securities Lending Agreement, dated as of June 15, 1998 between the Trust, Banc One Investment Advisors, and the Subcustodian. The Sub-Custodian is an indirect subsidiary of BANK ONE CORPORATION and an affiliate of Banc One Investment Advisors. The Sub-Custodian is entitled to a fee from the Trust, which is calculated on an annual basis and accrued daily, equal to:

     - .05% of the value of collateral received from the Borrower for each securities loan of U.S. Government and Agency Securities; and

     - .10% of the value of collateral received from the Borrower for each loan of equities and corporate bonds.

         Use of Depositories. Rules adopted under the Investment Company Act of 1940 permit the Portfolios to maintain their securities and cash in the custody of certain eligible banks and securities depositories.

         Transfer Agent and Dividend Disbursing Agent. Nationwide Investors Services, Inc. ("NIS"), One Nationwide Plaza, Columbus, Ohio, 43215, a subsidiary of NAS, the Administrator of the Trust, serves as Transfer Agent and Dividend Disbursing Agent for each Portfolio pursuant to Transfer Agency Agreement with the Trust (the "Transfer Agency Agreement"). Under the Transfer Agency Agreement, NIS has agreed to: (i) issue and redeem Shares of the Portfolios; (ii) address and mail all communications by the Trust to its Shareholders, including reports to Shareholders, dividend and distribution notices, and proxy material for its meetings of Shareholders; (iii) respond to correspondence or inquiries by Shareholders and others relating to its duties;
(iv) maintain Shareholder accounts and certain sub-accounts; and (v) make periodic reports to the Board of Trustees concerning the Portfolios operations.

EXPERTS


Independent Public Accountants. PricewaterhouseCoopers LLP, 100 East Broad Street, Columbus, Ohio 43215 serves as the independent accountants of the Trust. For all Portfolios other than the Predecessor Funds, the financial statements for the fiscal year ended December 31, 1998 have been audited by PricewaterhouseCoopers LLP. The Financial Statements for the fiscal year ended December 31, 1998 for the Predecessor Funds to the Bond Portfolio, the Diversified Mid Cap Portfolio, the Mid Cap Value Portfolio and the Diversified Equity Portfolio have been audited by Arthur Andersen LLP, 500 Woodward Avenue, Suite 2700, Detroit, Michigan 48226-3474. (See "Financial Statements" in this Statement of Additional Information).

Fund Counsel. The law firm of Ropes & Gray, One Franklin Square, 1301 K Street, N.W., Suite 800 East, Washington, D.C. 20005-3333 is counsel to the Trust.


ADDITIONAL INFORMATION

DESCRIPTION OF SHARES

The Trust is a Massachusetts business trust. The Trust's Declaration of Trust was filed with the Secretary of State of the Commonwealth of Massachusetts on June 7, 1993 and authorizes the Board of Trustees to issue an unlimited number of Shares, which are units of beneficial interest, without par value. The Trust's Declaration of Trust authorizes the Board of Trustees to establish one or more series of Shares of the Trust, and to classify or reclassify any series into one or more classes by setting or changing in any one or more respects the preferences, designations, conversion, or other rights, restrictions, or limitations as to dividends, conditions of redemption, qualifications, or other terms applicable to the Shares of such class, subject to those matters expressly provided for in the

Declaration of Trust, as amended, with respect to the Shares of each series of the Trust. The Trust presently includes nine series of Shares which represent interests in the following Portfolios:

         1. Bond Portfolio
         2. Government Bond Portfolio
         3. Balanced Portfolio
         4. Mid Cap Growth Portfolio
         5. Large Cap Growth Portfolio
         6. Equity Index Portfolio
         7. Diversified Equity Portfolio
         8. Diversified Mid Cap Portfolio
         9. Mid Cap Value Portfolio


         The Declaration of Trust may not be amended without the affirmative vote of a majority of the outstanding shares of the Trust, except that the Trustees may amend the Declaration of the Trust without the vote or consent of shareholders to:

         (1) designate series of the Trust;
         (2) change the name of the Trust; or

         (3) supply any omission, cure, correct, or supplement any ambiguous, defective, or inconsistent provision to conform the Declaration of Trust to the requirements of applicable federal and state laws or regulations if they deem it necessary.

         Shares have no pre-emptive or conversion rights. Shares are fully paid and non-assessable, except as set forth below. When a majority is required, it means the lesser of 67% or more of the shares present at a meeting when the holders of more than 50% of the outstanding shares are present or represented by proxy, or more than 50% of the outstanding shares. Shares have no subscription or preemptive rights and only those conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Trust's Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, Shares of a Portfolio are entitled to receive the assets available for distribution belonging to the Portfolio, and a proportionate distribution, based upon the relative asset values of the respective Portfolios, of any general assets not belonging to any particular Portfolio which are available for distribution.

         Rule 18f-2 under the Investment Company Act of 1940 provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of each Portfolio affected by the matter. For purposes of determining whether the approval of a majority of the outstanding Shares of a Portfolio is required in connection with a matter, a Portfolio is deemed to be affected by a matter unless it is clear that the interests of each Portfolio in the matter are identical, or that the matter does not affect any interest of the Portfolio. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Portfolio only if approved by a majority of the outstanding Shares of the Portfolio. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by Shareholders of the Trust voting without regard to series.

         The Trust may suspend the right of redemption only under the following unusual circumstances:

          (i) when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;

         (ii) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

         (iii) during any period when the Securities and Exchange Commission has by order permitted a suspension of redemption for the protection of shareholders.

SHAREHOLDER AND TRUSTEE LIABILITY

         Under Massachusetts law, holders of units of beneficial interest in a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. However, the Trust's Declaration of Trust provides that Shareholders shall not be subject to any personal liability for the obligations of the Trust, and that every written agreement, obligation, instrument, or undertaking made by the Trust shall contain a provision to the effect that the Shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any Shareholder held personally liable solely by reason of his being or having been a Shareholder. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any Shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a Shareholder incurring financial loss on account of Shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

         The Declaration of Trust states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the trust or the conduct of the Trust's business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

SHAREHOLDERS

         All Shares of the Portfolios will be purchased by insurance company separate accounts to fund variable annuity and variable life contracts ("Insurance Contracts"). For information concerning the purchase and redemption of Shares by Separate Accounts, you should refer to the prospectus that you received when you purchased your variable life or variable insurance contract.


         As of March 17, 1999, the Trust believes that no Shareholder owned beneficially more than 25% of the outstanding shares of any Portfolio of the Trust.

                                 5% SHAREHOLDERS

In addition, as of March 17, 1999, the following persons were the owners of more than 5% of the outstanding Shares of the following Portfolios:


----------------------------------------------------------------------------------------------------
                                                                               PERCENT      TYPE OF
NAME AND ADDRESS                          PORTFOLIO                            OWNERSHIP    OWNERSHIP
----------------------------------------------------------------------------------------------------
Nationwide VA Separate Account C          Government Bond Portfolio               86%      Record
Nationwide Life and
Annuity Insurance Company
CO 68 c/o IPO
PO Box 182029
Columbus, Ohio 43218-2029

----------------------------------------------------------------------------------------------------
Nationwide Life and Annuity Insurance     Government Bond Portfolio               14%     Record &
Company                                                                                   Beneficial
CO 68 c/o IPO
PO Box 182029
Columbus, Ohio 43218-2029
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Nationwide VA Separate Account C
Nationwide Life and Annuity Insurance     Balanced Portfolio                      98%        Record
Company
CO 68 c/o IPO
PO Box 182029
Columbus, Ohio 43218-2029
----------------------------------------------------------------------------------------------------
Nationwide VA Separate Account C
Nationwide Life and Annuity Insurance     Mid Cap Growth Portfolio                99%        Record
Company
CO 68 c/o IPO
PO Box 182029
Columbus, Ohio  43218-2029
----------------------------------------------------------------------------------------------------
Nationwide VA Separate Account C
Nationwide Life and Annuity Insurance     Large Cap Growth Portfolio              96%        Record
Company
CO 68 c/o IPO
PO Box 182029
Columbus, Ohio 43218-2029
----------------------------------------------------------------------------------------------------
Nationwide Life Insurance Company         Equity Index Portfolio                  14%        Record
Nationwide Life Insurance Co Seed Account                                                & Beneficial
One Nationwide Plaza
c/o Investment Accounting
Attn Pam Smith 1-32-05
Columbus, Ohio  43215-2239
----------------------------------------------------------------------------------------------------
Nationwide VA Separate Account C
Nationwide Life and Annuity Insurance     Equity Index Portfolio                  82%        Record
Company
CO 68 c/o IPO
PO Box 182029
Columbus, Ohio 43218-2029
----------------------------------------- --------------------------------------- ------------------- -------------------



         As of March 17, 1999, the Trust believes that the trustees and officers of the Trust, as a group, owned less than 1% of the shares of any Portfolio of the Trust.


CALCULATION OF PERFORMANCE DATA

         The Portfolios may quote their performance in various ways. All performance information supplied by the Portfolios in advertising is historical and is not intended to indicate future returns. The Portfolios' share prices, yields and total returns fluctuate in response to market conditions and other factors, and the value of Portfolio shares when redeemed may be more or less than their original cost.

         From time to time, Banc One Investment Advisors and/or Administrator may voluntarily waive all or a portion of its respective fee and absorb certain expenses for the Portfolios. Performance information contained in advertisements includes the effect of deducting a Portfolio's expenses, but may not include charges and expenses attributable to the variable annuity, variable life or pension/retirement plan through which you have made your investment (a "Funding Vehicle"). Because the Portfolios' shares may only be purchased through a Funding Vehicle, you should carefully review your insurance contracts for information on fees and expenses associated with the Funding Vehicle through which your shares have been purchased. Excluding such fees and expenses from the Portfolios' performance quotations has the effect of increasing the performance quoted.

         A Portfolio's respective total return and average annual total return is determined by calculating the change in the value of a hypothetical $1,000 investment in a Portfolio for each of the periods shown. Total return for a Portfolio is computed by determining the average annual compounded rate of return over the applicable period that would equate the initial amount invested to the ending redeemable value of the investment. The ending redeemable value includes dividends and capital gain distributions reinvested at net asset value. The resulting percentages indicated the positive or negative investment results that an investor would have experienced from changes in net asset value and reinvestment of dividends and distributions.

         Performance will fluctuate from time to time and is not necessarily representative of future results. Accordingly, a Portfolio's performance may not provide for comparison with bank deposits or other investments that pay a fixed return for a stated period of time. Performance is a function of a Portfolio's quality, composition, and maturity, as well as expenses allocated to the Portfolio.

         Statistical and performance information compiled and maintained by CDA Technologies, Inc. ("CDA") and Interactive Data Corporation may also be used. CDA is a performance evaluation service that maintains a statistical data base of performance, as reported by a diverse universe of independently-managed mutual Portfolios. Interactive Data Corporation is a statistical access service that maintains a data base of various industry indicators, such as historical and current price/earning information and individual stock and fixed income price and return information.

         Current interest rate and yield information on government debt obligations of various durations, as reported weekly by the Federal Reserve (Bulletin H. 15), may also be used. Current rate information on municipal debt obligations of various durations, as reported daily by the Bond Buyer, may also be used. The Bond Buyer is published daily and is an industry-accepted source for current municipal bond market information.

         Comparative information on the Consumer Price Index may also be included. This Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return on investment. From time to time, all of the Portfolios may quote actual total return performance in advertising and other types of literature compared to results reported by the Dow Jones Industrial Average.

         The Dow Jones Industrial Average is an industry-accepted unmanaged index of generally conservative securities used for measuring general market performance. The performance reported will reflect the reinvestment of all distributions on a quarterly basis and market price fluctuations. The index does not take into account any brokerage commissions or other fees. Comparative information on the Consumer Price Index may also be included.

         The Portfolios may also promote the yield and/or total return performance and use comparative performance information computed by and available from certain industry and general market research and publications, such as Lipper Analytical Services, Inc.

         The Portfolios may quote actual yield and/or total return performance in advertising and other types of literature compared to indices or averages of alternative financial products available to prospective investors. The performance comparisons may include the average return of various bank instruments, some of which may carry certain return guarantees offered by leading banks and thrifts as monitored by Bank Rate Monitor, and those of corporate bond and government security price indices of various durations. Comparative information on the Consumer Price Index may also be included.

         The Portfolios may also use comparative performance information computed by and available from certain industry and general market research and publications, as well as statistical and performance information, compiled and maintained by CDA and Interactive Data Corporation.

         The Portfolios may also use current interest rate and yield information on government debt obligations of various durations, as reported weekly by the Federal Reserve (Bulletin H. 15). In addition, current rate information on municipal debt obligations of various durations, as reported daily by the Bond Buyer, may also be used.

          The average annual total return for the one year ended December 31, 1998 and for the life of each Portfolio was as follows:

                                                                       Date Portfolio
                                            One Year       Life      Commenced Operation
                                            --------       ----      -------------------
         Bond Portfolio                    8.66%           10.21%         5/1/97
         Government Bond Portfolio         7.32%            7.87%         8/1/94
         Balanced Portfolio               19.09%           16.32%         8/1/94
         Mid Cap Growth Portfolio         38.82%           23.13%         8/1/94
         Large Cap Growth Portfolio       41.27%           25.34%         8/1/94
         Equity Index Portfolio               --           10.52%         5/1/98
         Diversified Equity Portfolio     13.10%           20.31%         3/30/95
         Diversified Mid Cap Portfolio     4.91%           17.47%         3/30/95
         Mid Cap Value Portfolio          -3.31%            7.65%         5/1/97


         The 30 day yield for the Portfolios listed below is as follows:

                                      30 Day Yield @ 12/31/98

         Bond Portfolio                                      4.89%
         ---------------------------------------------------------
         Government Bond Portfolio                           5.24%
         ---------------------------------------------------------
         Balanced Portfolio                                  1.99%
         ---------------------------------------------------------


MISCELLANEOUS

         The Trust is not required to hold a meeting of Shareholders for the purpose of annually electing Trustees except that

          (i) the Trust is required to hold a Shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by Shareholders, and

         (ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the Shareholders, that vacancy may only be filled by a vote of the Shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of Shares representing two-thirds of the outstanding Shares of the Trust at a meeting duly called for the purpose. This meeting shall be held upon the written request of the holders of Shares representing not less than 20% of the outstanding Shares of the Trust. Except as set forth above, the Trustees may continue to hold office and may appoint successor Trustees.

         As used in the Portfolios' Prospectus and in this Statement of Additional Information, "assets belonging to a Portfolio" means the consideration received by the Trust upon the issuance or sale of Shares in that Portfolio, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any Portfolios or payments derived from any reinvestment of such proceeds, and any general assets of the Trust not readily identified as belonging to a particular Portfolio that are allocated to that Portfolio by the Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. It is anticipated that the factor that will be used by the Board of Trustees in making allocations of general assets to particular Portfolios will be the relative net asset values of the respective Portfolios at the time of allocation. Each Portfolio's direct liabilities and expenses will be charged to the assets belonging to that Portfolio. Each Portfolio will also be charged in proportion to its relative net asset value for the general liabilities and expenses of the Trust. The timing of allocations of general assets and general liabilities and expenses of the Trust
                                       50
to particular Portfolios will be determined by the Board of Trustees of the Trust and will be in accordance with generally accepted accounting principles. Determinations by the Board of Trustees of the Trust as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular Portfolio are conclusive.

         As used in the Portfolios' Prospectuses and in this Statement of Additional Information, a "vote of a majority of the outstanding Shares" of the Trust, a particular Portfolio, or a particular class of Shares of a Portfolio, means the affirmative vote of the lesser of (a) more than 50% of the outstanding Shares of the Trust, such Portfolio, or such class of Shares of such Portfolio, or (b) 67% or more of the Shares of the Trust, such Portfolio, or such class of Shares of such Portfolio present at a meeting at which the holders of more than 50% of the outstanding Shares of the Trust, such Portfolio, or such class of Shares of such Portfolio are represented in person or by proxy.

         The Trust is registered with the Securities and Exchange Commission as a management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Trust.

         The Prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement filed with the Securities and Exchange Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

         The Prospectus and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and Statement of Additional Information.

PEGASUS VARIABLE FUNDS


STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1998



                                                                              Mid-Cap                     Intrinsic
                                                             Growth and     Opportunity      Growth         Value         Bond
                                                             Value Fund        Fund           Fund          Fund          Fund
 ASSETS:
 Investments in securities at value (Note 2)                 $57,585,080    $17,485,201    $25,147,781   $18,527,487   $53,487,003
 Repurchase agreements at cost (Note 2)                        1,675,000        598,000             --     3,981,000     6,963,000
  Total Investments (cost $50,283,752, $15,373,376,
  $15,841,827, $22,909,793, $58,145,667)                      59,260,080     18,083,201     25,147,781    22,508,487    60,450,003

 Cash                                                             56,792         64,643             --         8,391           958
 Receivable for investment securities sold                       249,984         32,130      1,488,727            --         8,010
 Interest and dividends receivable                                49,269          8,845         15,514        17,923       477,374
 Receivable from investment advisor                                5,158         11,115          7,447         9,296         5,097
 Deferred organization expenses (Note 2)                           4,094          4,137          4,137            --            --
    TOTAL ASSETS                                              59,625,377     18,204,071     26,663,606    22,544,097    60,941,442
 LIABILITIES
 Cash overdraft                                                       --             --      1,125,400            --            --
 Payable for investment securities purchased                          --             --        308,990            --            --
 Accrued investment advisory fees                                 29,679          8,724         13,071        10,549        19,023
 Accrued administration fees                                       7,420          2,181          3,268         2,637         7,134
 Accrued custodial fees                                            3,861          3,267          5,323         3,173         2,448
 Accrued professional fees                                        18,988         21,902         21,618        18,933        16,995
 Accrued printing fees                                             4,285          7,219          7,654         6,489         3,454
 Other accrued expenses                                              785            911          1,362           960           832
    TOTAL LIABILITIES                                             65,018         44,204      1,486,686        42,741        49,886
    NET ASSETS                                               $59,560,359    $18,159,867    $25,176,920   $22,501,356   $60,891,556
 Net assets consist of:
 Capital shares (unlimited number of shares authorized $.10
  per share)                                                 $   334,541    $   123,044    $   117,095   $   210,305   $   567,692
 Additional paid-in-capital                                   49,941,245     15,294,125     13,897,590    22,781,563    58,031,770
 Accumulated undistributed net investment income                   1,427            994          2,573            --            --
 Accumulated undistributed (distributions in excess of)
  realized gain (loss)                                           306,818         31,879      1,853,708       (89,206)      (12,242)

 Net unrealized appreciation (depreciation) on investments     8,976,328      2,709,825      9,305,954      (401,306)    2,304,336
    NET ASSETS                                               $59,560,359    $18,159,867    $25,176,920   $22,501,356   $60,891,556
 Shares of capital stock outstanding                           3,345,408      1,230,435      1,170,945     2,103,050     5,676,924
 NET ASSET VALUE and redemption price per share              $     17.80    $     14.76    $     21.50   $     10.70   $     10.73


                 See accompanying notes to financial statements.

PEGASUS VARIABLE FUNDS


STATEMENTS OF OPERATIONS
For the Year Ended December 31, 1998



                                                                                               Mid-Cap
                                                                           Growth and         Opportunity      Growth
                                                                           Value Fund            Fund           Fund
 INVESTMENT INCOME:
  Dividend income                                                          $  675,456          $ 96,578     $  117,327
  Interest income                                                             132,794            28,472         27,006
    TOTAL INVESTMENT INCOME                                                   808,250           125,050        144,333
EXPENSES:
  Investment advisory fees                                                    296,413            88,190        123,263
  Administration fees                                                          74,103            22,048         30,816
  Professional fees                                                            56,598            48,840         46,378
  Custodial fees                                                               32,222            25,699         17,569
  Amortization of deferred organization cost                                    9,335             9,276          9,276
  Printing expense                                                             23,180            17,738         13,427
  Other                                                                        10,566            10,565         11,007
    TOTAL EXPENSES BEFORE WAIVERS                                             502,417           222,356        251,736
    Less waivers                                                              (33,240)          (82,956)       (56,564)
    NET EXPENSES                                                              469,177           139,400        195,172
 NET INVESTMENT INCOME (LOSS)                                              $  339,073          $(14,350)    $  (50,839)

 NET REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain on investments                                         $1,444,929          $311,810     $1,853,797
  Net change in unrealized appreciation (depreciation) on investments      $4,450,770           551,852      5,582,309

 NET REALIZED AND UNREALIZED GAIN (LOSS)                                    5,895,699           863,662      7,436,106
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS           $6,234,772          $849,312     $7,385,267




                                                                            Intrinsic
                                                                            Value Fund     Bond Fund

 INVESTMENT INCOME:
  Dividend income                                                          $   428,435    $      --
  Interest income                                                               85,054     2,920,779
    TOTAL INVESTMENT INCOME                                                    513,489     2,920,779
EXPENSES:
  Investment advisory fees                                                     108,293       191,371
  Administration fees                                                           27,073        71,764
  Professional fees                                                             50,303        53,067
  Custodial fees                                                                19,005        30,024
  Amortization of deferred organization cost                                        --            --
  Printing expense                                                              13,659        27,976
  Other                                                                         10,595        11,178
    TOTAL EXPENSES BEFORE WAIVERS                                              228,928       385,380
    Less waivers                                                               (57,553)      (26,975)
    NET EXPENSES                                                               171,375       358,405
 NET INVESTMENT INCOME (LOSS)                                              $   342,114    $2,562,374

 NET REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain on investments                                         $   283,047    $   44,671

  Net change in unrealized appreciation (depreciation) on investments       (1,346,908)    1,451,053

 NET REALIZED AND UNREALIZED GAIN (LOSS)                                    (1,063,861)    1,375,352
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS           $  (721,747)   $4,058,098




                 See accompanying notes to financial statements.

PEGASUS VARIABLE FUNDS


STATEMENTS OF CHANGES IN NET ASSETS


                                                         Growth and Value Fund            Mid-Cap Opportunity
                                                       Year Ended      Year Ended      Year Ended      Year Ended
                                                       December 31,    December 31,    December 31,    December 31,
                                                          1998            1997             1998            1997
 INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss)                         $   339,073     $   206,522     $   (14,350)    $     4,129
  Net realized gains                                     1,444,929         837,720         311,810       1,743,002
  Net change in unrealized appreciation
    (depreciation) of investments                        4,450,770       3,665,139         551,852         725,115
  Net increase (decrease) in net assets resulting
    from operations                                      6,234,772       4,709,381         849,312       2,472,246
 DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                              (355,811)       (195,276)             --          (3,201)
  In excess of net investment income                            --              --              --              --
  From net realized gains from investment transactions  (1,328,447)       (785,704)       (355,970)     (1,732,223)
  In excess of net realized gains                               --              --              --              --
  Decrease in net assets from distributions to
    shareholders                                        (1,684,258)       (980,980)       (355,970)     (1,735,424)
 CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares                          16,305,399      26,172,441       6,254,470       4,779,295
  Net asset value of shares issued to shareholders
    from reinvestment of distributions                   1,684,258         980,980         355,970       1,735,424
                                                        17,989,657      27,153,421       6,610,440       6,514,719
  Less: payments for shares redeemed                    (1,685,009)       (779,182)       (612,145)     (4,798,971)
  Net increase in net assets from capital share
    transactions                                        16,304,648      26,374,239       5,998,295       1,715,748
 NET INCREASE IN NET ASSETS                             20,855,162      30,102,640       6,491,637       2,452,570
 NET ASSETS:
  Beginning of period                                   38,705,197       8,602,557      11,668,230       9,215,660
  End of period                                        $59,560,359     $38,705,197     $18,159,867     $11,668,230
 CAPITAL SHARE TRANSACTIONS:
  Shares sold                                              955,005       1,722,895         435,554         318,480
  Shares issued in reinvestment of distributions to
    shareholders                                           102,324          61,654          25,066         120,944
                                                         1,057,329       1,784,549         460,620         439,424
  Less: shares redeemed                                    (97,531)        (50,917)        (41,697)       (312,599)
 NET INCREASE IN SHARES OUTSTANDING                        959,798       1,733,632         418,923         126,825
 CAPITAL SHARES:
  Beginning of period                                    2,385,610         651,978         811,512         684,687
  End of period                                          3,345,408       2,385,610       1,230,435         811,512



                                                              Growth Fund                Intrinsic Value Fund
                                                      Year Ended      Year Ended      Year Ended      Year Ended
                                                      December 31,    December 31,    December 31,    December 31,
                                                          1998            1997            1998           1997(1)
 INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss)                        $   (50,839)    $    28,340     $   342,114     $   115,690
  Net realized gains                                    1,853,797       1,211,616         283,047         123,169
  Net change in unrealized appreciation
    (depreciation) of investments                       5,582,309       1,819,220      (1,346,908)        945,602
  Net increase (decrease) in net assets resulting
    from operations                                     7,385,267       3,059,176        (721,747)      1,184,461
 DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                   --         (26,849)       (345,025)       (112,779)
  In excess of net investment income                           --              --          (1,651)             --
  From net realized gains from investment transactions    (44,524)     (1,140,567)       (358,921)        (47,295)
  In excess of net realized gains                              --              --         (87,555)             --
  Decrease in net assets from distributions to
    shareholders                                          (44,524)     (1,167,416)       (793,152)       (160,074)
 CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares                          6,423,743       6,512,260       9,477,532      13,088,467
  Net asset value of shares issued to shareholders
    from reinvestment of distributions                     44,524       1,167,416         793,152         160,074
                                                        6,468,267       7,679,676      10,270,684      13,248,541
  Less: payments for shares redeemed                   (4,472,001)     (5,273,546)       (179,987)       (347,370)
  Net increase in net assets from capital share
    transactions                                        1,996,266       2,406,130      10,090,697      12,901,171
 NET INCREASE IN NET ASSETS                             9,337,009       4,297,890       8,575,798      13,925,558
 NET ASSETS:
  Beginning of period                                  15,839,911      11,542,021      13,925,558              --
  End of period                                       $25,176,920     $15,839,911     $22,501,356     $13,925,558
 CAPITAL SHARE TRANSACTIONS:
  Shares sold                                             367,989         428,650         834,191       1,224,500
  Shares issued in reinvestment of distributions to
    shareholders                                            2,611          74,931          77,627          14,079
                                                          370,600         503,581         911,818       1,238,579
  Less: shares redeemed                                  (229,006)       (343,565)        (16,644)        (30,703)
 NET INCREASE IN SHARES OUTSTANDING                       141,594         160,016         895,174       1,207,876
 CAPITAL SHARES:
  Beginning of period                                   1,029,351         869,335       1,207,876              --
  End of period                                         1,170,945       1,029,351       2,103,050       1,207,876




                                                                Bond Fund
                                                       Year Ended      Period Ended
                                                       December 31,    December 31,
                                                           1998            1997(1)
 INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss)                         $ 2,562,374     $   921,773
  Net realized gains                                        44,671          20,905
  Net change in unrealized appreciation
    (depreciation) of investments                        1,451,053         853,283

  Net increase (decrease) in net assets resulting
    from operations                                      4,058,098       1,795,961
 DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                            (2,606,134)       (915,681)
  In excess of net investment income                            --              --
  From net realized gains from investment transactions     (44,752)        (20,824)
  In excess of net realized gains                          (12,242)             --
  Decrease in net assets from distributions to
    shareholders                                          (2,663,128)       (936,505)
 CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares                          28,019,206      33,072,130
  Net asset value of shares issued to shareholders
    from reinvestment of distributions                   2,663,128         936,505
                                                        30,682,334      34,008,635
  Less: payments for shares redeemed                    (5,415,618)       (638,221)
  Net increase in net assets from capital share
    transactions                                        25,266,716      33,370,414
 NET INCREASE IN NET ASSETS                             26,661,686      34,229,870
 NET ASSETS:
  Beginning of period                                   34,229,870              --
  End of period                                        $60,891,556     $34,229,870
 CAPITAL SHARE TRANSACTIONS:
  Shares sold                                            2,630,322       3,249,652
  Shares issued in reinvestment of distributions to
    shareholders                                           269,941          90,681
                                                         2,900,263       3,340,333
  Less: shares redeemed                                   (502,456)        (61,216)
 NET INCREASE IN SHARES OUTSTANDING                      2,397,807       3,279,117
 CAPITAL SHARES:
  Beginning of period                                    3,279,117              --
  End of period                                          5,676,924       3,279,117

(1) For the period May 1, 1997 (commencement of operations) through December 31, 1997.



                 See accompanying notes to financial statements.

                     PEGASUS VARIABLE GROWTH AND VALUE FUND

                            PORTFOLIO OF INVESTMENTS
                               December 31, 1998




                 Description                      Shares     Market Value
-----------------------------------------------   ------     ------------
COMMON STOCK -- 96.68%
   Aerospace/Defense -- 2.04%
     Boeing Co.................................    24,300     $ 792,787
     Lockheed Martin Corp......................     5,000       423,750
                                                              ---------
                                                              1,216,537
                                                              ---------
   Banks -- 7.60%
     BankAmerica Corp..........................    18,900     1,136,362
     First Union Corp..........................    15,100       918,269
     National City Corp........................    13,600       986,000
     Wells Fargo Co............................    37,200     1,485,675
                                                              ---------
                                                              4,526,306
                                                              ---------
   Building Materials -- 1.87%
     Masco Corp................................    38,800     1,115,500
                                                              ---------
   Chemicals -- 1.74%
     Sigma-Aldrich Corp........................    35,300     1,036,937
                                                              ---------
   Computer Products & Services -- 12.64%
     Automatic Data Processing, Inc............    20,300     1,627,806
     Compaq Computer Corp......................    17,000       712,937
     Electronic Data Systems Corp..............    25,600     1,286,400
     Hewlett-Packard Co........................    16,900     1,154,481
     IMS Health, Inc...........................    17,000     1,282,437
     International Business Machines Corp......     7,900     1,459,525
                                                              ---------
                                                              7,523,586
                                                              ---------
   Communication Services -- 6.53%
     Bell Atlantic Co..........................    28,100     1,489,300
     Century Telephone Enterprises, Inc........    20,500     1,383,750
     SBC Communications, Inc...................    19,000     1,018,875
                                                              ---------
                                                              3,891,925
                                                              ---------
   Electronics -- 3.95%
     AMP, Inc..................................    18,204       947,746
     Intel Corp................................    11,825     1,402,002
                                                              ---------
                                                              2,349,748
                                                              ---------
   Finance -- 2.27%
     Federal Home Loan Mortgage Co.............    21,000     1,353,187
                                                              ---------
   Food & Beverages -- 11.78%
     Anheuser-Busch Cos., Inc..................    24,800     1,627,500
     BestFoods.................................    23,800     1,267,350
     ConAgra, Inc..............................    45,000     1,417,500
     PepsiCo, Inc..............................    35,100     1,436,906
     Sara Lee Corp.............................    44,800     1,262,800
                                                              ---------
                                                              7,012,056
                                                              ---------




                 See accompanying notes to financial statements.

                     PEGASUS VARIABLE GROWTH AND VALUE FUND

                               December 31, 1998



                 Description                     Shares     Market Value
----------------------------------------         ------     ------------
   Health Care/Pharmaceutical -- 9.88%
     Abbott Laboratories................         19,800     $  970,200
     American Home Products Corp........         29,900      1,683,744
     Bristol-Meyers Squibb Co...........         14,900      1,993,806
     Schering-Plough Corp...............         22,400      1,237,600
                                                            ----------
                                                             5,885,350
                                                            ----------
   Household Products -- 2.57%
     Kimberly Clark Corp................         28,100      1,531,450
                                                            ----------
   Housewares -- 2.02%
     Newell Co..........................         29,200      1,204,500
                                                            ----------
   Insurance -- 4.92%
     American International Group, Inc..         12,300      1,188,487
     Chubb Corp.........................         15,600      1,012,050
     MGIC Investment Corp...............         18,400        732,550
                                                            ----------
                                                             2,933,087
                                                            ----------
   Manufacturing -- 4.59%
     Dover Corp.........................         32,900      1,204,963
     Johnson Controls, Inc..............         15,700        926,300
     York International Corp............         14,700        599,944
                                                            ----------
                                                             2,731,207
                                                            ----------
   Multi-Industry -- 1.54%
     General Electric Co................          9,000        918,563
                                                            ----------
   Oil & Gas -- 9.17%
     British Petroleum PLC ADR..........         14,406      1,368,570
     Enron Corp.........................         23,100      1,318,144
     Mobil Corp.........................         15,900      1,385,288
     Schlumberger Ltd...................         30,100      1,388,363
                                                            ----------
                                                             5,460,365
                                                            ----------
   Publishing -- 3.66%
     Gannett Co., Inc...................         19,500      1,257,750
     Washington Post Co. Class B........          1,600        924,700
                                                            ----------
                                                             2,182,450
                                                            ----------
   Retail -- 3.83%
     J. C. Penney Company, Inc..........         22,900      1,073,438
     Officemax, Inc.*...................         98,700      1,209,075
                                                            ----------
                                                             2,282,513
                                                            ----------
   Utilities -- 4.08%
     FPL Group, Inc.....................         17,700      1,090,763
     Pinnacle West Capital Corp.........         31,600      1,339,050
                                                            ----------
                                                             2,429,813
                                                            ----------
TOTAL COMMON STOCK......................                    57,585,080
                                                            ----------
   (Cost $48,608,752)

                 See accompanying notes to financial statements.

                     PEGASUS VARIABLE GROWTH AND VALUE FUND

                               December 31, 1998



                                                                                         Face Amount   Market Value
                                                                                         -----------   ------------
REPURCHASE AGREEMENTS -- 2.81%
     State Street Bank, 4.40%, dated 12/31/98, due 01/04/99, collateralized by
        $1,490,000 U.S. Treasury Note, 7.25%, due 05/15/04, market value
        $1,684,390 (Cost $1,646,000)............................................          $1,646,000   $ 1,646,000
     State Street Bank, 4.40%, dated 12/31/98, due 01/04/99, collateralized by
        $25,000 U.S. Treasury Bond, 10.75%, due 08/15/05, market value $34,375
        (Cost $29,000)..........................................................              29,000        29,000
                                                                                                       -----------
TOTAL REPURCHASE AGREEMENTS.....................................................                         1,675,000
                                                                                                       -----------
   (Cost $1,675,000)
TOTAL INVESTMENTS...............................................................                       $59,260,080
                                                                                                       ===========
   (Cost $50,283,752)

Percentages indicated are based on net assets.

*Non-income producing security.



                 See accompanying notes to financial statements.

                   PEGASUS VARIABLE MID-CAP OPPORTUNITY FUND

                            PORTFOLIO OF INVESTMENTS
                               December 31, 1998



                 Description                            Shares     Market Value
----------------------------------------------------    ------     ------------
COMMON STOCK -- 96.28%
   Apparel -- 1.88%
     Tommy Hilfiger Corp............................     5,700     $  342,000
                                                                   ----------
   Banks -- 8.31%
     Associated Banc Corp...........................     6,847        234,082
     Charter One Financial, Inc.....................    16,730        464,257
     First Tennessee National Corp..................     5,800        220,763
     Peoples Heritage Financial Group, Inc..........    12,100        242,000
     TCF Financial Corp.............................    14,400        348,300
                                                                   ----------
                                                                    1,509,402
                                                                   ----------
   Business Equipment & Services -- 7.24%
     Comdisco, Inc..................................    10,300        173,812
     Convergys Corp.................................     3,700         82,788
     HON Industries, Inc............................    11,500        275,281
     Omnicom Group..................................     4,800        278,400
     Sterling Commerce, Inc.*.......................     5,200        234,000
     Young & Rubicam Inc............................     8,400        271,950
                                                                   ----------
                                                                    1,316,231
                                                                   ----------
  Chemicals -- 1.29%
     OM Group, Inc..................................     6,400        233,600
                                                                   ----------
   Computer Products & Services -- 8.83%
     Affiliated Computer Services, Inc.-- Class A        7,800        351,000
     Autodesk, Inc..................................     4,700        200,631
     DST Systems, Inc...............................     5,600        319,550
     National Data Corp.............................     5,600        272,650
     Sungard Data Systems, Inc......................    11,600        460,375
                                                                   ----------
                                                                    1,604,206
                                                                   ----------
   Construction -- 4.14%
     Applied Power, Inc.-- Class A..................     8,100        305,775
     Crane Co.......................................    14,787        446,383
                                                                   ----------
                                                                      752,158
                                                                   ----------
   Containers -- 1.59%
     AptarGroup, Inc................................    10,300        289,044
                                                                   ----------
   Electronics -- 10.71%
     Ametek, Inc....................................     7,500        167,344
     Lexmark International Group, Inc...............     5,800        582,900
     Littlefuse, Inc................................     8,100        155,925
     Microchip Technology, Inc.*....................     8,100        299,700
     Molex, Inc. Class A............................     7,113        226,727
     Teradyne, Inc.*................................     5,100        216,112
     Xilinx, Inc.*..................................     4,550        296,319
                                                                   ----------
                                                                    1,945,027
                                                                   ----------
   Energy & Utilities -- .84%
     Noble Affiliates, Inc..........................     6,200        152,675
                                                                   ----------


                 See accompanying notes to financial statements.

                   PEGASUS VARIABLE MID-CAP OPPORTUNITY FUND

                               December 31, 1998



                    Description                          Shares     Market Value
-----------------------------------------------------    ------     ------------
   Finance -- 6.91%
     A. G. Edwards, Inc..............................     6,750     $  251,438
     FINOVA Group Inc................................     7,700        415,319
     Heller Financial, Inc...........................    12,500        367,188
     Waddell & Reed Financial, Inc. Class A..........     9,300        220,294
                                                                    ----------
                                                                     1,254,239
                                                                    ----------
   Food Wholesalers -- 1.51%
     U.S. Foodservice................................     5,600        274,400
                                                                    ----------
   Health Care/Pharmaceutical -- 6.58%
     DENTSPLY International, Inc.....................     7,200        185,400
     HCR Manor Care, Inc.*...........................     5,800        170,375
     Health Management Associates, Inc. Class A......     6,543        141,492
     Sybron International Corp.......................    16,500        448,594
     Universal Health Services, Inc.-- Class B.......     4,800        249,000
                                                                    ----------
                                                                     1,194,861
                                                                    ----------
   Home Furnishings -- 1.53%
     Leggett & Platt, Inc............................    12,600        277,200
                                                                    ----------
   Industrial Automation -- 0.68%
     DT Industries, Inc..............................     7,800        122,850
                                                                    ----------
   Information Technology -- 1.05%
     Galileo International, Inc......................     4,400        191,400
                                                                    ----------
   Insurance -- 7.19%
     Capital Re Corp.................................     9,000        180,562
     CMAC Investment Corp............................     6,000        275,625
     Everest Reinsurance Holdings, Inc...............     9,100        354,331
     Executive Risk, Inc.............................     3,900        214,256
     PMI Group, Inc..................................     2,850        140,718
     Transatlantic Holdings, Inc.....................     1,850        139,791
                                                                    ----------
                                                                     1,305,283
                                                                    ----------
   Manufacturing -- 5.67%
     Harsco Corp.....................................     6,100        185,669
     Hubbell Inc. Class B............................     4,000        152,000
     Idex Corp.......................................     4,775        116,987
     Juno Lighting, Inc..............................    11,100        259,462
     Teleflex, Inc...................................     6,900        314,813
                                                                    ----------
                                                                     1,028,931
                                                                    ----------
   Miscellaneous -- 3.13%
     Kemet Corp......................................     6,300         70,875
     Waters Corp.....................................     5,700        497,325
                                                                    ----------
                                                                       568,200
                                                                    ----------


                 See accompanying notes to financial statements.

                   PEGASUS VARIABLE MID-CAP OPPORTUNITY FUND

                               December 31, 1998



                 Description               Shares    Market Value
---------------------------------------    ------    ------------
   Motor Vehicles -- 6.51%
     Borg-Warner Automotive, Inc.......     5,900    $   329,294
     Harley-Davidson, Inc..............     9,300        440,587
     Tower Automotive, Inc.............    16,500        411,469
                                                     -----------
                                                       1,181,350
                                                     -----------
   Multi-Industry -- 0.83%
     Lancaster Colony Corp.............     4,700        150,988
                                                     -----------
   Oil & Gas -- 2.32%
     Apache Corp.......................     8,300        210,094
     Cooper Cameron Corp...............     5,900        144,550
     Global Industries, Limited........    10,900         66,762
                                                     -----------
                                                         421,406
                                                     -----------
   Retail -- 7.54%
     Kohls Corp.*......................     3,600        221,175
     Saks Inc..........................    12,600        397,687
     The Men's Wearhouse, Inc..........    10,750        341,313
     Zale Corp.........................    12,700        409,575
                                                     -----------
                                                       1,369,750
                                                     -----------
TOTAL COMMON STOCK.....................               17,485,201
                                                     -----------
   (Cost $14,775,376)

                                                                              Face
                                                                             Amount
                                                                             ------
REPURCHASE AGREEMENTS -- 3.29%
State Street Bank, 4.40%, dated 12/31/98, due 01/04/99,
   collateralized by $450,000 U.S. Treasury Bond, 8.00% due 11/15/21,
   market value $607,364 (Cost $590,000).................................    $590,000      $   590,000
State Street Bank, 4.40%, dated 12/31/98, due 01/04/99,
   collateralized by $10,000 U.S. Treasury Bond, 7.25% due 05/15/16,
   market value $12,184 (Cost $8,000)....................................       8,000            8,000
                                                                                           ------------
TOTAL REPURCHASE AGREEMENTS..............................................                      598,000
                                                                                           ------------
   (Cost $598,000)
TOTAL INVESTMENTS........................................................                  $18,083,201
                                                                                           ===========
   (Cost $15,373,376)

Percentages indicated are based on net assets.

*Non-income producing security.


                 See accompanying notes to financial statements.

                              PEGASUS GROWTH FUND

                            PORTFOLIO OF INVESTMENTS
                               December 31, 1998


                 Description                       Shares    Market Value
----------------------------------------------     ------    ------------
COMMON STOCK -- 99.88%
   Banks -- 2.26%
     State Street Corp.........................     3,000    $  208,688
     Wells Fargo Co............................     9,000       359,437
                                                             ----------
                                                                568,125
                                                             ----------
   Beverages -- 3.75%
     Coca Cola Co..............................     8,000       535,000
     PepsiCo, Inc..............................    10,000       409,374
                                                             ----------
                                                                944,374
                                                             ----------
   Business Services -- 2.78%
     Interpublic Group Cos., Inc...............     4,000       319,000
     Service Corp. International...............    10,000       380,625
                                                             ----------
                                                                699,625
                                                             ----------
   Health Care/Pharmaceutical -- 22.98%
     American Home Products Corp...............     5,000       281,563
     Amgen, Inc.*..............................     5,000       522,813
     Elan Corp. PLC ADR*.......................    10,000       695,624
     Eli Lilly & Co............................     5,000       444,375
     Guidant Corp..............................     5,000       551,250
     Merck & Co., Inc..........................     4,000       590,750
     Mylan Laboratories, Inc...................    14,000       441,000
     Pfizer, Inc...............................     4,500       564,469
     SmithKline Beecham PLC ADR................     8,000       556,000
     Stryker Corp..............................     7,000       385,438
     United HeathCare Corp.....................     7,000       301,438
     Warner-Lambert Co.........................     6,000       451,125
                                                             ----------
                                                              5,785,845
                                                             ----------
   Computer Products & Services -- 17.59%
     Dell Computer Corp.*......................     8,000       585,500
     Cisco Systems, Inc.*......................    12,000     1,113,750
     Compuware Corp.*..........................     5,000       390,625
     International Business Machines Corp......     2,000       369,500
     Microsoft Corp.*..........................     8,000     1,109,499
     Sun Microsystems, Inc.*...................    10,000       856,249
                                                             ----------
                                                              4,425,123
                                                             ----------
   Electronics -- 5.47%
     Altera Corp.*.............................     9,000       547,875
     Intel Corp................................     7,000       829,937
                                                             ----------
                                                              1,377,812
                                                             ----------
   Entertainment -- 0.83%
     Walt Disney Co............................     7,000       210,000
                                                             ----------


                 See accompanying notes to financial statements.

                              PEGASUS GROWTH FUND

                               December 31, 1998



                 Description                         Shares    Market Value
--------------------------------------------         ------    ------------
   Finance -- 5.22%
     Associates First Capital Corp..........          10,000   $   423,750
     Freddie Mac............................           8,000       515,500
     MBNA Corp..............................          15,000       374,063
                                                               -----------
                                                                 1,313,313
                                                               -----------
   Household Products -- 1.09%
     Procter & Gamble Co....................           3,000       273,938
                                                               -----------
   Insurance -- 2.90%
     AFLAC, Inc.............................           6,000       264,000
     UNUM Corp..............................           8,000       467,000
                                                               -----------
                                                                   731,000
                                                               -----------
   Manufacturing -- 2.95%
     Illinois Tool Works, Inc...............           5,000       290,000
     Tyco International Ltd.................           6,000       452,625
                                                               -----------
                                                                   742,625
                                                               -----------
   Multi-Industry -- 4.05%
     General Electric Co....................          10,000     1,020,625
                                                               -----------
   Oil & Gas -- 0.91%
     Baker Hughes, Inc......................          13,000       229,938
                                                               -----------
   Retail -- 12.48%
     Dollar General Corp....................          20,000       472,500
     Home Depot, Inc........................          13,000       795,438
     Rite Aid Corp..........................           9,000       446,062
     Staples, Inc.*.........................          14,000       611,625
     Walgreen Co............................           7,000       409,938
     Wal-Mart Stores, Inc...................           5,000       407,188
                                                               -----------
                                                                 3,142,751
                                                               -----------
   Telecommunications -- 10.81%
     AirTouch Communications, Inc.*.........          11,000       793,375
     Lucent Technologies, Inc...............           4,000       440,000
     MCI WorldCom, Inc.*....................          10,000       717,500
     Telefonaktiebolaget LM Ericsson ADR....          15,000       359,063
     Tellabs, Inc.*.........................           6,000       411,374
                                                               -----------
                                                                 2,721,312
                                                               -----------
   Tobacco -- 2.12%
     Philip Morris Cos., Inc................          10,000       535,000
                                                               -----------
   Utilities -- 1.69%
     AES Corp.*.............................           9,000       426,375
                                                               -----------
TOTAL INVESTMENTS...........................                   $25,147,781
                                                               ===========
   (Cost $15,841,827)

Percentages indicated are based on net assets.
*Non-income producing security.


                 See accompanying notes to financial statements.

                     PEGASUS VARIABLE INTRINSIC VALUE FUND

                            PORTFOLIO OF INVESTMENTS
                               December 31, 1998




                    Description                       Face Amount   Market Value
----------------------------------------------------  -----------   ------------
CONVERTIBLE BOND -- 0.70%
   Pep Boys, Zero Coupon, 09/20/11..................    $300,000    $  157,125
                                                                    ----------
   (Cost $169,945)

                                                         Shares
                                                         ------
COMMON STOCK -- 81.64%
   Aerospace -- 3.54%
     Lockheed Martin Corp...........................       9,400       796,650
                                                                    ----------
   Apparel -- 3.47%
     Unifi, Inc.....................................      40,000       782,500
                                                                    ----------
   Auto Parts & Equipment -- 2.65%
     Bandag, Inc. Class A...........................      17,090       596,014
                                                                    ----------
   Banks -- 5.34%
     Marshall & Ilsley Corp.........................       6,100       356,469
     Pacific Century Financial Corp.................      21,000       511,875
     SouthTrust Corp................................       9,000       332,438
                                                                    ----------
                                                                     1,200,782
                                                                    ----------
   Business Services -- 1.91%
     Grey Advertising, Inc..........................       1,180       429,520
                                                                    ----------
   Chemicals -- 1.90%
     NCH Corp.......................................       7,200       428,400
                                                                    ----------
   Communication Services -- 1.65%
     Century Telephone Enterprises, Inc.............       5,500       371,250
                                                                    ----------
   Consumer Cyclicals -- 1.26%
     Enesco Group, Inc..............................      12,200       283,650
                                                                    ----------
   Energy & Utilities -- 11.19%
     Allegheny Energy, Inc..........................       9,400       324,300
     Arch Coal, Inc.................................      22,100       378,463
     CMS Energy Corp................................       6,500       314,844
     Energy East Corp...............................       5,600       316,400
     Pinnacle West Capital Corp.....................       7,000       296,625
     SJW Corp.......................................       3,500       205,625
     Sierra Pacific Resources.......................      10,300       391,399
     St. Joseph Light & Power Co....................      12,200       218,838
     Tennant Co.....................................       1,800        72,225
                                                                    ----------
                                                                     2,518,719
                                                                    ----------
   Finance -- 6.54%
     Financial Security Assurance Holdings Ltd......       7,000       379,750
     Fund American Enterprises Holdings, Inc........       7,800     1,092,487
                                                                    ----------
                                                                     1,472,237
                                                                    ----------
   Food & Agriculture -- 2.19%
     Farmer Brothers Co.............................       2,300       492,200
                                                                    ----------
   Health Care -- 1.12%
     Block Drug Co., Inc. Class A...................       5,799       251,527
                                                                    ----------
   Houseware -- 0.95%
     National Presto Industries, Inc................       5,000       213,125
                                                                    ----------


                 See accompanying notes to financial statements.

                     PEGASUS VARIABLE INTRINSIC VALUE FUND

                               December 31, 1998



                                      Description                                              Shares    Market Value
   -------------------------------------------------------------------------------------       ------    ------------
   Insurance -- 14.20%
     American National Insurance Co.....................................................        7,400    $   612,350
     Leucadia National Corp.............................................................       28,100        885,150
     Ohio Casualty Corp.................................................................        6,250        257,031
     Old Republic International Corp....................................................       27,550        619,874
     PXRE Corp..........................................................................       15,260        382,454
     SAFECO Corp........................................................................       10,200        437,963
                                                                                                         -----------
                                                                                                           3,194,822
                                                                                                         -----------
   Multi-Industry -- 4.88%
     Loews Corp.........................................................................       11,180      1,098,434
                                                                                                         -----------
   Oil & Gas -- 3.48%
     Atlantic Richfield Co..............................................................        2,300        150,075
     El Paso Energy Corp................................................................        9,300        323,756
     Southwest Gas Corp.................................................................       11,500        309,063
                                                                                                         -----------
                                                                                                             782,894
                                                                                                         -----------
   REITS -- 0.33%
     Associates Estates Realty Corp.....................................................        6,200         73,238
                                                                                                         -----------
   Restaurants -- 5.82%
     Luby's Cafeterias, Inc.............................................................       19,200        296,400
     Sbarro, Inc........................................................................       38,700      1,013,455
                                                                                                         -----------
                                                                                                           1,309,855
                                                                                                         -----------
   Retail -- 4.97%
     Office Depot, Inc.*................................................................        9,600        354,600
     Payless ShoeSource, Inc.*..........................................................       16,100        762,738
                                                                                                         -----------
                                                                                                           1,117,338
                                                                                                         -----------
   Tobacco -- 1.16%
     UST, Inc...........................................................................        7,500        261,563
                                                                                                         -----------
   Transportation-Railroads -- 3.09%
     Canadian National Railway Co. ADR..................................................       13,410        695,644
                                                                                                         -----------
 TOTAL COMMON STOCK.....................................................................                 $18,370,362
                                                                                                         -----------
   (Cost $18,758,848)

 REPURCHASE AGREEMENTS -- 17.69%
                                                                                           Face Amount
                                                                                           -----------
   State Street Bank, 4.40%, dated 12/31/98, due 01/04/99, collateralized by
     $10,000 U.S. Treasury Bond, 7.50% due 11/15/16, market value $12,486 (Cost
     $11,000)...........................................................................      $11,000      $  11,000
   State Street Bank, 4.40%, dated 12/31/98, due 01/04/99, collateralized by
     $3,585,000 U.S. Treasury Note, 7.25% due 05/15/04, market value $4,052,710
     (Cost $3,970,000)..................................................................    3,970,000      3,970,000
                                                                                                         -----------
 TOTAL REPURCHASE AGREEMENTS............................................................                   3,981,000
                                                                                                         -----------
   (Cost $3,981,000)
TOTAL INVESTMENTS.......................................................................                 $22,508,487
                                                                                                         ===========
   (Cost $22,909,793)

          Percentages indicated are based on net assets.
 *  Non-income producing security.



                 See accompanying notes to financial statements.

                     PEGASUS VARIABLE INTRINSIC VALUE FUND

                               December 31, 1998



                             Description                                 Face Amount   Market Value
----------------------------------------------------------------------   -----------   ------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 77.21%
   U.S. Treasury Securities -- 45.66%
   U.S. Treasury Bonds:
     10.375%, 11/15/09................................................      $400,000   $   511,375
     12.75%, 11/15/10.................................................     9,745,000    14,169,844
     10.375%, 11/15/12................................................     2,790,000     3,858,048
     8.75%, 05/15/17..................................................     2,400,000     3,342,751
   U.S. Treasury Inflation Protection Securities:
     3.625%, 07/15/02.................................................       200,000       203,458
     3.375%, 01/15/07.................................................       200,000       199,584
     3.625%, 04/15/28.................................................       550,000       543,567
   U.S. Treasury Note, 7.125%, 02/29/00...............................     4,000,000     4,110,000
   U.S. Treasury Strips:
     11/15/11.........................................................       500,000       254,178
     02/15/13.........................................................       300,000       140,836
     02/15/14.........................................................       450,000       198,476
     05/15/18.........................................................       800,000       274,068
                                                                                       -----------
     (Cost $26,016,836)                                                                 27,806,185
                                                                                       -----------
   Agency Obligations -- 31.55%
   Federal Home Loan Mortgage Corp. Participation Ctfs.:
     #555238, 12.00%, 07/01/19........................................        77,175        85,333
     #G10777, 9.00%, 06/01/10.........................................       642,506       675,807
   Federal Home Loan Mortgage Corp. Gtd. Multi-Class Mortgage
     Participation Ctfs.:
     Series 11 Class D, 9.50%, 07/15/19...............................       250,000       263,274
     Series 22 Class C, 9.50%, 04/15/20...............................       151,920       159,821
     Series 47 Class F, 10.00%, 06/15/20..............................        80,546        84,783
     Series 99 Class Z, 9.50%, 01/15/21...............................        45,739        48,767
     Series 128 Class I, 6.50%, 02/15/21..............................       161,630       162,088
     Series 1051 Class D, 7.00%, 11/15/19.............................        14,266        14,278
     Series 1065 Class J, 9.00%, 04/15/21.............................        75,419        79,688
     Series 1250 Class J, 7.00%, 05/15/22.............................       211,000       215,554
     Series 1295 Class JB, 4.50%, 03/15/07............................       300,000       292,433
     Series 1297 Class H, 7.50%, 01/15/20.............................       212,671       215,995
     Series 1370 Class F, 6.75%, 03/15/19.............................       110,040       110,252
     Series 1389 Class SA, IF, 10/15/07...............................        25,024        24,273
     Series 1465 Class SA, IO, IF, 02/15/08...........................       501,442        17,748
     Series 1489 Class L, 5.50%, 04/15/08.............................        64,574        64,449
     Series 1505 Class Q, 7.00%, 05/15/23.............................       200,000       202,703
     Series 1543 Class JC, IF, 07/15/23...............................        95,000        85,894
     Series 1586 Class A, 6.00%, 09/15/08.............................       127,711       127,656
     Series 1589 Class Z, 6.25%, 09/15/23.............................       762,949       732,003
     Series 1595 Class S, IO, IF, 10/15/13............................       689,513        18,407
     Series 1603 Class JF, IF, 01/15/23...............................        45,000        45,542
     Series 1606 Class LC, IF, 05/15/08...............................       167,150       170,201
     Series 1609 Class LG, IF, 11/15/23...............................       145,827       139,348
     Series 1619 Class SD, IF, 11/15/23...............................       144,098       144,548





                See accompanying notes to financial statements.

                     PEGASUS VARIABLE INTRINSIC VALUE FUND

                               December 31, 1998

                                 Description                                        Face Amount  Market Value
  -----------------------------------------------------------------------------     -----------  ------------
     Series 1625 Class SD, IF, 12/15/08........................................      $200,000     $ 204,693
     Series 1646 Class MD, IF, 8.50%, 10/15/22.................................       173,833       174,545
     Series 1647 Class SB, IF, 12/15/08........................................        66,281        66,361
     Series 1679 Class O, 6.40%, 02/15/09......................................       199,762       201,745
     Series 1685 Class Z, 6.00%, 11/15/23......................................       133,546       126,966
     Series 1686 Class SL, IF, 02/15/24........................................        88,814        88,642
     Series 1689 Class SD, IF, 10/15/23........................................       100,000       101,819
     Series 1700 Class GA, PO, 02/15/24........................................       286,574       225,167
     Series 1709 Class C, 5.50%, 12/15/19......................................       285,501       284,746
     Series 1796-A Class S, IF, 02/15/09.......................................       125,000       118,307
     Series 1859 Class SB, IO, IF, 10/15/23....................................       109,262        14,420
     Series 1967 Class PC, PO, 10/15/08........................................       217,029       190,712
     Series 1981 Class Z, 6.00%, 05/15/27......................................       324,921       315,039
     Series 1987 Class W, PO, 02/15/22.........................................       500,000       387,497
     Series 2002 Class A, PO, 11/15/22.........................................       144,000       112,061
     Series 2025 Class PE, 6.30%, 01/15/13.....................................       300,000       303,337
     Series 2038 Class PN, IO, 7.00%, 03/15/28.................................       768,835       158,222
     Series 2054 Class PV, 7.50%, 05/15/28.....................................       500,000       526,109
   Federal National Mortgage Assn. Pass Thru Securities:
     Pool #116612, AR, 03/01/19................................................        59,457        62,537
     Pool #303532, AR, 03/01/29................................................       119,332       120,047
   Federal National Mortgage Assn. Pass Thru Securities Gtd. Remic Trust:
     1989 Class 83-H, 8.50%, 11/25/19..........................................       318,238       329,249
     1990 Class 1-D, 8.80%, 01/25/20...........................................       107,802       113,199
     1990 Class 93-G, 5.50%, 08/25/20..........................................        90,080        88,105
     1990 Class 140-K, HB, 652.1454%, 12/25/20.................................         1,047        16,111
     1990 Class 143-J, 8.75%, 12/25/20.........................................       118,963       123,696
     1991 Class 161-H, 7.50%, 02/25/21.........................................         5,301         5,289
     1992-G Class 15-Z, 7.00%, 01/25/22........................................       290,006       304,121
     1992-G Class 42-Z, 7.00%, 07/25/22........................................       156,335       158,228
     1992-G Class 59-F, IF, 10/25/22...........................................       105,346       102,877
     1992-G Class 61-Z, 7.00%, 10/25/22........................................        36,911        37,143
     1992-G Class 66-JB, 5.00%, 11/25/21.......................................       200,000       193,785
     1992 Class 143-MA, 5.50%, 09/25/22........................................       400,000       385,392
     1992 Class 204-B, 6.00%, 10/25/20.........................................       234,939       234,741
     1993-G Class 1-KA, IF, 01/25/23...........................................       169,000       184,170
     1993-G Class 12-C, PO, 02/25/23...........................................       218,610       207,466
     1993-G Class 13-G, 6.00%, 06/25/20........................................       138,209       138,110
     1993 Class 19-G, 5.00%, 05/25/19..........................................       208,938       207,740
     1993-G Class 19-K, 6.50%, 06/25/19........................................        20,275        20,333
     1993 Class 38-S, IO, IF, 11/25/22.........................................         3,733            20
     1993 Class 44-S, IO, IF, 04/25/23.........................................        92,482         3,414
     1993 Class 58-J, 5.50%, 04/25/23..........................................        29,929        29,525
     1993 Class 94-K, 6.75%, 05/25/23..........................................        28,139        28,117
     1993 Class 134-SA, IF, 08/25/08...........................................       200,000       205,096
     1993 Class 139-SG, IF, 08/25/23...........................................       135,828       130,045
     1993 Class 155-SB, IO, IF, 09/25/23.......................................       282,447         8,598
     1993 Class 175-S, IF, 05/25/07............................................        70,953        70,945





                 See accompanying notes to financial statements.

                           PEGASUS VARIABLE BOND FUND

                               December 31, 1998



                                    Description                                         Face Amount  Market Value
  ----------------------------------------------------------------------------------    -----------  ------------
     1993 Class 193-B, 3.00%, 09/25/23..............................................      $226,154    $   217,405
     1993 Class 196-FA, IF, 10/25/08................................................       153,556        151,208
     1993 Class 220-SD, IF, 11/25/13................................................        49,707         48,362
     1993 Class X-225C-FP, IF, 10/25/22.............................................       120,000        112,504
     1993 Class 230-FA, IF, 12/25/23................................................       179,385        178,814
     1993 Class 257-C, PO, 06/25/23.................................................       600,000        419,454
     1994 Class 8-G, PO, 11/25/23...................................................        86,531         80,331
     1994-G Class 13-ZB, 7.00%, 11/17/24............................................       178,642        177,001
     1994 Class 30-LA, 6.50%, 10/25/21..............................................        24,464         24,588
     1994 Class 82-SA, IO, IF, 06/25/23.............................................       818,911         20,594
     1995 Class 13-B, 6.50%, 03/25/09...............................................       107,087        107,378
     1996 Class 7-C, 6.50%, 12/25/10................................................       199,989        199,546
     1996 Class 20-L, PO, 09/25/08..................................................       182,059        157,588
     1996 Class 24-B, PO, 10/25/08..................................................       200,000        158,738
     1996 Class 24-K, PO, 02/25/08..................................................       100,000         92,500
     1996 Class 39-J, PO, 09/25/08..................................................       150,000        118,038
     1996 Class 59-J, 6.50%, 08/25/22...............................................       268,000        268,646
     1997 Class 39-PD, 7.50%, 05/20/27..............................................       200,000        209,108
     1997 Class 85-L, IO, 12/25/20..................................................       386,108         40,780
   Federal National Mortgage Assn. Strips:
     Class K-2, IO, 11/01/08........................................................         7,706         44,087
   Government National Mortgage Assn. Pass Thru Securities:
     Pool #297628, 8.00%, 09/15/22..................................................       126,995        132,387
     Pool #2006, 8.50%, 05/20/25....................................................       250,859        265,722
     Pool #2324, 8.00%, 11/20/26....................................................       546,547        565,327
     Pool #2362, 8.00%, 01/20/27....................................................       897,875        929,426
     Pool #460372, 8.00%, 05/15/28..................................................       257,674        268,010
     Pool #468066, 8.00%, 07/15/28..................................................       238,900        248,482
     Pool #486537, 7.50%, 09/15/28..................................................       474,497        489,818
   Government National Mortgage Assn. Pass Thru Securities Gtd. Remic Trust:
     1994 Class 3-PQ, 7.4875%, 07/16/24.............................................       250,000        265,820
     1994 Class 4-SA, IO, IF, 10/16/22..............................................       546,060         22,426
     1996 Class 16-E, 7.50%, 08/16/26...............................................       713,000        750,081
     1996 Class 22-VB, 7.00%, 08/16/13..............................................       120,000        124,400
     1997 Class 8-PN, 7.50%, 05/16/27...............................................       500,000        521,176
     1998 Class 26-K, 7.50%, 09/17/25...............................................       491,000        510,244
                                                                                                      -----------
   (Cost $18,759,129)                                                                                  19,209,321
                                                                                                      -----------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS........................................                   47,015,506
                                                                                                      -----------
   (Cost $44,775,965)


                 See accompanying notes to financial statements.

                           PEGASUS VARIABLE BOND FUND

                               December 31, 1998


                                      Description                                           Face Amount  Market Value
----------------------------------------------------------------------------------------    -----------  ------------
ASSET BACKED SECURITIES -- 7.69%
   Arcadia Automobiles Receivables Trust,
     Series 1997-B, Class A3, 6.30%, 07/16/01...........................................      $517,542   $  520,106
     Series 1998-B, Class A3, 5.95%, 11/15/02...........................................       250,000      253,186
     Series 1998-A, Class A4, 6.00%, 11/17/03...........................................       200,000      201,291
   Case Equipment Loan Trust Asset Backed Pass Thru. Ctf.,
     Series 1995-A, Class A, 7.30%, 03/15/02............................................        40,549       40,611
     Series 1995-B, Class A-3, 6.15%, 09/15/02..........................................        80,917       81,057
     Series 1996-A, Class A2, 5.50%, 02/15/03...........................................        72,237       72,373
   Chase Manhattan Grantor Trust, Series 1995-A, Class A, 6.00%, 09/17/01...............        94,782       95,162
   Chase Mortgage Finance Corp., Series 1994-E, Class A6B, IF, 04/25/10.................       156,021      155,484
   CPS Auto Trust Asset Backed Pass Thru Ctf.,
     Series 1997-4, Class A1, 6.07%, 03/15/03...........................................        88,499       88,921
     Series 1998-3, Class A4, 6.08%, 10/15/03...........................................       400,000      409,778
   Ford Credit Auto Owner Trust Asset Backed Pass Thru Ctf.,
     Series 1997-B, Class A2, 5.59%, 01/15/00...........................................        87,493       87,638
   Merrill Lynch Home Equity Loan, 1992-1, Class A, AR, 07/15/22........................        43,905       43,903
   Nationsbank Auto Grantor Trust Asset Backed Ctf.,
     Series 1995-A, Class A, 5.85%, 06/15/02............................................        17,640       17,714
   Navistar Financial Corp. Owner Trust, Series 1995-A, Class A2, 6.55%, 11/20/01.......        36,824       36,877
   Olympic Automobile Rec. Trust Asset Backed Pass Thru Ctf.,
     Series 1995-C, Class A2, 6.20%, 01/15/02...........................................       138,004      138,770
     Series 1996-C, Class A5, 7.00%, 03/15/04...........................................       300,000      309,266
   ONYX Acceptance Grantor Trust Auto Loan Pass Thru Ctf.,
     Series 1996-1, Class A, 5.40%, 05/15/01............................................        85,014       85,190
     Series 1998-B, Class A2, 5.85%, 07/15/03...........................................       250,000      253,169
   Premier Auto Trust, Series 1998-5, Class A3, 5.07%, 07/08/02.........................       500,000      498,353
   Sears Credit Account, Series 1998-1, Class A, 5.80%, 08/15/05........................       200,000      201,385
   WFS Financial Owner Trust Asset Backed Pass Thru Ctf.,
     Series 1996-C, Class A4, 6.80%, 12/20/03...........................................       150,000      152,287
     Series 1996-D, Class A3, 6.05%, 07/20/01...........................................       121,538      121,783
     Series 1997-A, Class A3, 6.50%, 09/20/01...........................................       115,405      116,701
     Series 1997-B, Class A2, 6.05%, 07/20/00...........................................        65,992       66,218
     Series 1997-C, Class A2, 5.95%, 06/20/00...........................................       104,647      104,976
   World Omni Automobile Lease Sec Trust Asset Backed Pass Thru Ctf.,
     Series 1997-B, Class A1, 6.07%, 11/25/03...........................................       231,662      232,052
     Series 1997-B, Class A3, 6.18%, 11/25/03...........................................       299,834      301,745
                                                                                                         ----------
TOTAL ASSET BACKED SECURITIES...........................................................                  4,685,996
                                                                                                         ----------
   (Cost $4,651,043)


                 See accompanying notes to financial statements.

                           PEGASUS VARIABLE BOND FUND

                               December 31, 1998


                                Description                                      Face Amount  Market Value
-----------------------------------------------------------------------------    -----------  ------------
CORPORATE BONDS AND NOTES -- 2.93%
   Automobile -- 1.02%
     Ford Motor Credit, 8.20%, 02/15/02......................................      $300,000   $   322,260
     General Motors Acceptance Corp., 5.75%, 11/10/03........................       300,000       301,571
                                                                                              -----------
   (Cost $615,547)                                                                                623,831
                                                                                              -----------
   Finance -- 0.87%
   Associates Corp. of North America:
     9.125%, 04/01/00........................................................        85,000        88,734
     8.15%, 08/01/09.........................................................       200,000       235,350
     5.96%, 05/15/37.........................................................       200,000       206,141
                                                                                              -----------
   (Cost $514,307)                                                                                530,225
                                                                                              -----------
   Industry -- 1.04%
   Boeing Co.:
     6.36%, 07/15/05.........................................................       500,000       501,997
     7.95%, 08/15/24.........................................................       110,000       129,448
                                                                                              -----------
   (Cost $625,805)                                                                                631,445
                                                                                              -----------
TOTAL CORPORATE BONDS AND NOTES..............................................                   1,785,501
                                                                                              -----------
   (Cost $1,755,659)

REPURCHASE AGREEMENTS -- 11.44%
   State Street Bank, 4.40%, dated 12/31/98, due 01/04/99,
     collateralized by $60,000 U.S. Treasury Note, 7.25%, due 05/15/04,
     market value $67,828 (cost $66,000).....................................      $ 66,000   $    66,000
   State Street Bank, 4.40%, dated 12/31/98, due 01/04/99,
     collateralized by $6,225,000 U.S. Treasury Note, 7.25%, due 05/15/04,
     market value $7,037,132 (cost $6,897,000)...............................     6,897,000     6,897,000
                                                                                              -----------
TOTAL REPURCHASE AGREEMENTS..................................................                   6,963,000
                                                                                              -----------
   (Cost $6,963,000)
TOTAL INVESTMENTS............................................................                 $60,450,003
                                                                                              ===========
   (Cost $58,145,667)

   Percentages indicated are based on net assets.


                 See accompanying notes to financial statements.

                           PEGASUS VARIABLE BOND FUND

                               December 31, 1998

                        NOTES TO PORTFOLIO OF INVESTMENTS

     The Pegasus Variable Bond Fund invests in securities whose value is derived from an underlying pool of mortgages or consumer loans. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders which are collateralized by a pool of mortgages held under an indenture. Descriptions of certain collateralized mortgage obligations are as follows:

     Adjustable Rate (AR) represents securities with an interest rate that changes periodically based upon an index of market rates. The rate reflected on the Portfolio of Investments is the rate in effect at December 31, 1998.

     Inverse Floaters (IF) represent securities that pay interest at a rate that increases (decreases) with a decline (increase) in a specified index.

     Interest Only (IO) represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The face amount shown represents the par value on the underlying pool. The yields on these securities are generally higher than prevailing market yields other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. These securities are subject to accelerated principal paydowns as a result of prepayments or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

     High Coupon Bonds (HB) (a.k.a. "IOettes") represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IO securities. Unlike IO's, the owner also has a right to receive a very small portion of principal. The high interest rate results from taking interest payments from other classes in the REMIC Trust and allocating them to the small principal of the HB class.

   Principal Only (PO) represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

The abbreviations in the Portfolio of Investments stand for the following:

ADR -- American Depositary Receipt
Ltd. -- Limited
PLC -- (British) Public Limited Company
REITS -- Real Estate Investment Trust


                 See accompanying notes to financial statements.

                           PEGASUS VARIABLE BOND FUND

                               December 31, 1998


(1) Organization and Commencement of Operations

     The Pegasus Variable Funds (the "Trust" or the "Funds") was organized as a Delaware business trust on November 7, 1994, and registered under the Investment Company Act of 1940, as amended, as an open-end investment company. As of December 31, 1998, the Trust consisted of five separate series of which there were four Equity Funds and one Bond Fund, as described below.

                  Equity Funds:
                    Pegasus Variable Growth and Value Fund
                    Pegasus Variable Mid-Cap Opportunity Fund
                    Pegasus Variable Growth Fund
                    Pegasus Variable Intrinsic Value Fund

                  Bond Fund:
                    Pegasus Variable Bond Fund

     The Funds commenced operations on March 30, 1995, except for the Intrinsic Value Fund and the Bond Fund, which commenced operations on May 1, 1997. Shares of the Trust are made available to serve as the underlying investment media of the variable annuity contracts issued by Separate Account Six of ITT Hartford Life & Annuity Insurance Company. Orders for the Trust's shares are executed in accordance with the investment instructions of the contract owners.

     On June 26, 1997, the Pegasus Variable Annuity Managed Assets Balanced and Money Market Funds liquidated their assets and discontinued operations. Shareholder investments in these two portfolios were reallocated into other existing mutual funds offered by Separate Account Six within ITT Hartford Life and Annuity Insurance Company, such shares being equal in value to the net assets so reallocated.

     As of December 31, 1997 the Pegasus Variable Annuity Growth and Value Fund, Pegasus Variable Annuity Mid-Cap Opportunity Fund, Pegasus Variable Annuity Growth Fund, Pegasus Variable Annuity Intrinsic Value Fund, and Pegasus Variable Annuity Bond Fund changed their names to the Pegasus Variable Growth and Value Fund, Pegasus Variable Mid-Cap Opportunity Fund, Pegasus Variable Growth Fund, Pegasus Variable Intrinsic Value Fund, and Pegasus Variable Bond Fund, respectively.

     On October 2, 1998, First Chicago NBD Investment Management Company's (FCNIMCO) parent company, First Chicago NBD Corporation, merged with and into BANC ONE CORPORATION at which time was renamed to BANK ONE CORPORATION. BANK ONE CORPORATION has now begun the process of reorganizing their proprietary mutual funds. ITT Hartford Life and Annuity Insurance Company has filed an exemption application with the Securities and Exchange Commission (SEC) requesting relief from certain rules in order to substitute One Group Investment Trust Funds for the Pegasus Variable Funds in their Separate Account Six. In turn, One Group Investment Trust has filed a post effective amendment to its registration statement, creating four new funds with similar investment objectives as the Funds. The Pegasus Variable Growth Fund will be substituted with an existing fund in One Group Investment Trust. Assuming approval by the SEC, it is anticipated this substitution will occur in March, 1999. The substitution is intended to be effected on a tax-free basis, so that none of the Funds' shareholders will recognize taxable gains or losses as a result of the substitution.

(2) Significant Accounting Policies

     The following is a summary of significant accounting policies followed in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles for investment companies. Following generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

PEGASUS VARIABLE FUNDS

NOTES TO FINANCIAL STATEMENTS




Investments

     The Funds value investment securities at market value which is determined by a pricing service based upon quoted market prices or dealer quotes. Securities for which market prices or dealer quotes are not readily available are valued in accordance with procedures approved by the Board of Trustees. Fixed income securities are valued at the mean of the closing bid and ask price as estimated by an independent pricing service.

     Investment security purchases and sales are accounted for on the trade date. Realized gains and losses from security transactions are recorded on the specific identified cost basis.

     The Trust invests in securities subject to repurchase agreements. Such transactions are entered into only with institutions included on the Federal Reserve System's list of institutions with whom the Federal Reserve open market desk will do business. Under the supervision of the Board of Trustees, the following additional policies and procedures relating to the Trust's investments in securities subject to repurchase agreements are established: 1) the value of the underlying collateral is required to equal or exceed 102% of the funds advanced under the repurchase agreement including accrued interest; 2) collateral is marked-to-market daily to assure its value remains at least equal to 102% of the repurchase agreement amount; and 3) funds are not disbursed by the Trust or its agent unless collateral is presented or acknowledged by the collateral custodian.

Investment Income

     Interest income is recorded daily on the accrual basis adjusted for amortization of premium and accretion of discount on debt instruments. Bond premiums and discounts are amortized/accreted under the effective interest rate method. For mortgage-backed securities, as prepayments on the underlying mortgages increase or decrease the expected life, the yield is adjusted to amortize/accrete the security to its new expected life. Dividends are recorded on the ex-dividend date.

Federal Income Taxes

     It is the Trust's policy to comply with the requirements of Subchapter M of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute substantially all of its net investment income and realized gains to its shareholders. Therefore, no federal income tax provision is required in the accompanying financial statements.

     Net investment income and realized gains (losses) differ for financial statement and tax purposes primarily because of the recognition of wash sales transactions and post-October 31 capital losses. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that net investment income or realized gains were recorded by the Funds. Certain book-to-tax timing differences for the Funds are reflected as excess distributions in the Statements of Changes in Net Assets. These distributions do not constitute a tax return of capital.

Shareholder Dividends

     Dividends from net investment income are declared and paid quarterly by the Equity Funds and monthly by the Bond Fund. Net realized capital gains are distributed annually or as necessary to comply with Subchapter M of the Internal Revenue Code. Distributions from net investment income and net realized gains are made during each year to prevent the 4% excise tax imposed on regulated investment companies by the Internal Revenue Code.

Deferred Organization Costs

     Organization costs are amortized on a straight-line basis over a five year period beginning with the commencement of operations of each portfolio.

Expenses

     Direct expenses of a fund are allocated to that fund. General expenses of the Trust are allocated to each Fund based upon each Fund's relative net assets.

PEGASUS VARIABLE FUNDS

When Issued/To Be Announced (TBA) Securities

     The Bond Fund may purchase securities on a "when issued" basis. These securities have been registered by a municipality or government agency, but have not yet been issued to the public. These transactions involve a commitment by the Fund to purchase particular securities, with payment and delivery taking place at a future date, for which all specific information, such as the face amount and maturity date of such investment security, is not known at the time of the trade. These transactions are subject to market fluctuations and the risk that the value at delivery may be more or less than the purchase price at which the transactions were entered. The current value of these securities is determined in the same manner as that of other portfolio securities. Although the Bond Fund generally purchases these securities with the intention of acquisition, such securities may be sold before the settlement.

(3) Investment Advisory Fee, Administration Fee and Other Transactions With Affiliates

     FCNIMCO is the investment advisor pursuant to an Advisory Agreement with the Trust. For its advisory services to the Trust, FCNIMCO earns an annual fee of 0.60% from the Equity Funds and 0.40% from the Bond Fund based on the average daily net assets of each Fund.

     FCNIMCO and BISYS Fund Services serve as the Trust's Co-Administrators pursuant to an Administration Agreement. Under the Administration Agreement, the Co-Administrators generally assist in aspects of the Trust's administration and operations, other than providing investment advice, subject to the overall authority of the Trust's Board of Trustees in accordance with Delaware law. FCNIMCO and BISYS appointed Nationwide Advisory Services, Inc. ("NAS") to provide the administrative services of the Trust. Under the terms of the Administration Agreement, the Co-Administrators are entitled to a monthly administration fee at the annual rate of 0.15% of each Fund's average daily net assets which is then paid to NAS.

     FCNIMCO has agreed that they may waive their fees in whole or in part; and, if in part, may specify the particular Fund to which such waiver relates as may be required to satisfy any expense limitation imposed by state securities laws or other applicable laws. At present, no restrictive expense limitation is imposed on the Trust. Restrictive limitations could be imposed as a result of changes in current state laws and regulations in those states where the Trust has qualified its shares, or by a decision of the Trustees to qualify the shares in other states having restrictive expense limitations. For the year ended December 31, 1998, FCNIMCO voluntarily agreed to waive their advisory fees to the extent that the Funds' expenses exceeded 0.95% for the Growth and Value, Mid-Cap Opportunity, Growth, and Intrinsic Value Funds and 0.75% for the Bond Fund (as a percentage of each Fund's average daily net assets). For the year ended December 31, 1998, FCNIMCO waived fees in the amounts of $33,240 in the Variable Growth and Value Fund, $82,956 in the Variable Mid-Cap Opportunity Fund, $56,564 in the Variable Growth Fund, $57,553 in the Variable Intrinsic Value Fund, and $26,975 in the Variable Bond Fund.

PEGASUS VARIABLE FUNDS

(4) Investment Securities Transactions

     At December 31, 1998, the accumulated net unrealized appreciation (depreciation) on investments for federal tax purposes and the federal tax cost of investments was as follows:

                                                                    Mid-Cap
                                                   Growth and      Opportunity                  Intrinsic
                                                   Value Fund        Fund         Growth Fund   Value Fund    Bond Fund
 Gross Unrealized Appreciation (Federal tax cost)  $10,031,572    $ 3,582,525     $ 9,570,842  $   992,072   $ 2,463,574
 Gross Unrealized Depreciation (Federal tax cost)   (1,055,791)      (876,352)       (264,888)  (1,393,378)     (159,238)
  Net Unrealized Appreciation (Depreciation)       $ 8,975,781    $ 2,706,173     $ 9,305,954  $  (401,306)  $ 2,304,336
 Federal Tax Cost                                  $48,609,299    $14,779,028     $15,841,827  $18,928,793   $51,182,667

     The following summarizes the securities transactions entered into by the Funds, excluding short-term investments, for the year ended December 31, 1998:

                             Mid-Cap
             Growth and    Opportunity                    Intrinsic
             Value Fund       Fund        Growth Fund    Value Fund      Bond Fund
 Purchases  $34,178,733    $8,870,717     $11,828,501    $12,755,820    $27,782,628
 Sales      $20,314,165    $3,727,831     $ 8,932,579    $ 6,595,389    $ 6,420,623

(5) Equity of Affiliates:

     As of December 31, 1998, Hartford Life Insurance Company held a direct interest in shares as follows:


                                                     Percentage of
                                             Shares   Total Shares
 Pegasus Variable Growth and Value Fund      57,163       1.71%
 Pegasus Variable Mid-Cap Opportunity Fund   62,050       5.04%
 Pegasus Variable Growth Fund                55,179       4.71%
 Pegasus Variable Intrinsic Value Fund       52,847       2.51%
 Pegasus Variable Bond Fund                 219,235       3.86%

PEGASUS VARIABLE FUNDS


FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

                                                                        Growth and Value Fund
                                                        ------------------------------------------------------
                                                        Year Ended    Year Ended     Year Ended    Year Ended
                                                        December 31,  December 31    December 31,  December 31,
                                                           1998          1997           1996          1995(1)
NET ASSET VALUE - BEGINNING OF PERIOD                    $ 16.22        $ 13.19       $ $11.63        $10.00
Net investment income (loss)                                0.11           0.13           0.15          0.13
Net realized and unrealized appreciation                    2.00           3.38           2.02          1.63
    Total from investment operations                        2.11           3.51           2.17          1.76
Distributions:
  From net investment income                               (0.12)         (0.13)         (0.14)        (0.13)
  From net realized gains from investments                 (0.41)         (0.35)         (0.47)           --
    Total distributions                                    (0.53)         (0.48)         (0.61)        (0.13)
    Net increase in net asset value                         1.58           3.03           1.56          1.63
 NET ASSET VALUE-END OF PERIOD                           $ 17.80        $ 16.22         $13.19        $11.63
 Total return                                              13.10%         26.80%         18.75%        22.75%(2)
 Ratios and supplemental data:
  Net assets end of period (000)                         $59,560        $38,705         $8,603        $3,754
  Ratio of net expenses to average net assets               0.95%          0.93%          0.85%         0.85%(2)
  Ratio of expenses to average net assets excluding
    waivers                                                 1.02%          1.10%          2.27%         4.93%(2)
  Ratio of net investment income (loss) to average
    net assets                                               .69%           .93%          1.35%         1.78%(2)
  Portfolio turnover                                        43.2%          31.1%          46.8%         17.5%(2)


                                                                            Mid-Cap Opportunity
                                                       ----------------------------------------------------------
                                                       Year Ended       Year Ended     Year Ended     Year Ended
                                                       December 31,     December 31,   December 31,   December 31,
                                                           1998            1997           1996          1995(1)
NET ASSET VALUE - BEGINNING OF PERIOD                    $ 14.38         $ 13.46         $11.02         $10.00
Net investment income (loss)                               (0.01)           0.01           0.03           0.05
Net realized and unrealized appreciation                    0.70            3.55           2.67           1.02
    Total from investment operations                        0.69            3.56           2.70           1.07
Distributions:
  From net investment income                                  --           (0.01)         (0.03)         (0.05)
  From net realized gains from investments                 (0.31)          (2.63)         (0.23)            --
    Total distributions                                    (0.31)          (2.64)         (0.26)         (0.05)
    Net increase in net asset value                         0.38            0.92           2.44           1.02
 NET ASSET VALUE-END OF PERIOD                           $ 14.76         $ 14.38         $13.46         $11.02
 Total return                                               4.91%          26.65%         24.53%         14.20%(2)
 Ratios and supplemental data:
  Net assets end of period (000)                         $18,160         $11,668         $9,216         $4,972
  Ratio of net expenses to average net assets               0.95%           0.91%          0.85%          0.85%(2)
  Ratio of expenses to average net assets excluding
    waivers                                                 1.52%           1.49%          2.11%          4.64%(2)
  Ratio of net investment income (loss) to average
    net assets                                              (.10)%           .04%           .28%           .67%(2)
  Portfolio turnover                                        26.2%           80.7%          37.4%          32.1%(2)


  (1) Commenced operations on March 30, 1995.

  (2) Annualized.






                 See accompanying notes to financial statements.

PEGASUS VARIABLE FUNDS


FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

                                                                             Growth Fund
                                                       ---------------------------------------------------

                                                       Year Ended    Year Ended   Year Ended   Year Ended
                                                       December 31,  December 31, December 31, December 31,
                                                           1998          1997         1996       1995(1)
NET ASSET VALUE - BEGINNING OF PERIOD                    $ 15.39       $ 13.28      $ 11.37      $10.00
Net investment income (loss)                               (0.04)         0.03         0.05        0.05
Net realized and unrealized appreciation
  (depreciation)                                            6.19          3.36         1.94        1.38
    TOTAL FROM INVESTMENT OPERATIONS                        6.15          3.39         1.99        1.43
Distributions:
  From net investment income                                  --         (0.03)       (0.05)      (0.05)
  From net realized gains from investments                 (0.04)        (1.25)       (0.01)      (0.01)
  In excess of realized gains from investment
   transactions                                               --            --        (0.02)         --
    TOTAL DISTRIBUTIONS                                    (0.04)        (1.28)       (0.08)      (0.06)
    NET INCREASE (DECREASE) IN NET ASSET VALUE              6.11          2.11         1.91        1.37
NET ASSET VALUE-END OF PERIOD                            $ 21.50       $ 15.39      $ 13.28      $11.37
TOTAL RETURN                                               40.03%        25.48%       17.52%      18.82%(3)
RATIOS AND SUPPLEMENTAL DATA:
  Net assets end of period (000)                         $25,177       $15,840      $11,542      $6,435
  Ratio of net expenses to average net assets               0.95%         0.91%        0.85%       0.85%(3)
  Ratio of expenses to average net assets excluding
   waivers                                                  1.23%         1.26%        1.65%       3.15%(3)
  Ratio of net investment income (loss) to average
   net assets                                               (.25)%         .21%         .49%        .81%(3)
  Portfolio turnover                                        44.8%         51.0%        23.1%        4.5%(3)



                                                          Intrinsic Value Fund              Bond Fund
                                                        -------------------------    ------------------------

                                                        Year Ended    Year Ended     Year Ended    Year Ended
                                                        December 31,  December 31,   December 31,  December 31,
                                                             1998       1997(2)           1998       1997(2)
NET ASSET VALUE - BEGINNING OF PERIOD                      $ 11.53      $ 10.00         $ 10.44     $ 10.00
Net investment income (loss)                                  0.21         0.12            0.57        0.37
Net realized and unrealized appreciation
  (depreciation)                                             (0.58)        1.57            0.31        0.45
    TOTAL FROM INVESTMENT OPERATIONS                         (0.37)        1.69            0.88        0.82
Distributions:
  From net investment income                                 (0.21)       (0.12)          (0.58)      (0.37)
  From net realized gains from investments                   (0.20)       (0.04)          (0.01)      (0.01)
  In excess of realized gains from investment
   transactions                                              (0.05)          --              --          --
    TOTAL DISTRIBUTIONS                                      (0.46)       (0.16)          (0.59)      (0.38)
    NET INCREASE (DECREASE) IN NET ASSET VALUE               (0.83)        1.53            0.29        0.44
NET ASSET VALUE-END OF PERIOD                              $ 10.70      $ 11.53         $ 10.73     $ 10.44
TOTAL RETURN                                                 -3.31%       25.26%(3)        8.66%      12.29%(3)
RATIOS AND SUPPLEMENTAL DATA:
  Net assets end of period (000)                           $22,501      $13,926         $60,892     $34,230
  Ratio of net expenses to average net assets                 0.95%        0.95%(3)        0.75%       0.75%(3)
  Ratio of expenses to average net assets excluding
   waivers                                                    1.27%        1.22%(3)        0.81%        .77%(3)
  Ratio of net investment income (loss) to average
   net assets                                                 1.90%        1.83%(3)        5.36%       5.97%(3)
  Portfolio turnover                                          39.3%        19.6%(3)        14.5%       14.8%(3)




(1) Commenced operations on March 30, 1995.

(2) Commenced operations on May 1, 1997.

(3) Annualized.



                 See accompanying notes to financial statements.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Trustees and Shareholders of the
   Pegasus Variable Funds:

     We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the PEGASUS VARIABLE FUNDS (comprising as indicated in Note 1, the Growth and Value, Mid-Cap Opportunity, Growth, Intrinsic Value and Bond Funds) as of December 31, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years from inception (as indicated in Note 1) through December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included physical counts and confirmation of securities owned as of December 31, 1998, by inspection and correspondence with custodians, banks and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the Pegasus Variable Funds as of December 31, 1998, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the periods from inception (as indicated in Note 1) through December 31, 1998, in conformity with generally accepted accounting principles.


                                                ARTHUR ANDERSEN LLP

Detroit, Michigan,
February 12, 1999.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       THE ONE GROUP(R) INVESTMENT TRUST

                                 ANNUAL REPORT
                               DECEMBER 31, 1998

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       THE ONE GROUP(R) INVESTMENT TRUST
                                 ANNUAL REPORT
                               DECEMBER 31, 1998

                               TABLE OF CONTENTS

Management Discussion of Fund Performance:
     Government Bond Fund...................................    1
     Asset Allocation Fund..................................    3
     Growth Opportunities Fund..............................    5
     Large Company Growth Fund..............................    7
     Equity Index Fund......................................    9

Report of Independent Accountants...........................   11

Statements of Investments:
     Government Bond Fund...................................   12
     Asset Allocation Fund..................................   14
     Growth Opportunities Fund..............................   19
     Large Company Growth Fund..............................   24
     Equity Index Fund......................................   27

Statements of Assets and Liabilities........................   34
Statements of Operations....................................   35
Statements of Changes in Net Assets.........................   36
Financial Highlights........................................   38
Notes to Financial Statements...............................   43

                       THE ONE GROUP(R) INVESTMENT TRUST

                   MANAGEMENT DISCUSSION OF FUND PERFORMANCE

                              GOVERNMENT BOND FUND
                               DECEMBER 31, 1998

HOW DID THE FUND PERFORM?
For the year ended December 31, 1998, the Government Bond Fund posted a total return of 7.32%.

                        HYPOTHETICAL $10,000 INVESTMENT

$1,400                                                 $14,103
 1,300                                                 $13,977 (Gov't Bond)
 1,200
 1,100
 1,000
  9000
     8/1/94  12/31/94  12/31/95  12/31/96  12/31/97  12/31/98

-.-  Government Bond  -..- Solomon Bros. 3-7 Yr. Treas./Gov't

--------------------------------------------------------------
*Initial public offering commenced August 1, 1994.

                              Government Bond Fund
                          Average Annual Total Return
                        ---------------------------------
                        One Year         Since Inception
                        ---------------------------------
                          7.32%                7.87%
                        ---------------------------------

           Past performance is not predictive of future performance.





HOW WOULD YOU CHARACTERIZE THE BOND MARKET DURING 1998?
1998 will be characterized as one of the most volatile periods for the fixed income markets. During the year, interest rates declined overall as the economic flu that attacked Southeast Asia in late 1997 spread to Russia and Latin America. (The yield on the 10-year Treasury, for example, declined from 5.74% to 4.66%.)

These economic problems along with the fear of further contagion through the developed world, especially the United States, led to a significant increase in interest rate volatility and a huge flight to quality. For this reason, spreads on non-Treasury securities significantly deteriorated, and illiquidity became a concern in the markets. In addition, as non-Treasury borrowing cost rose (as the result of the illiquidity), several large and very leveraged investors were forced into liquidation, which only compounded the market problems. These events led the Federal Reserve to ease monetary policy in the fall, which significantly helped the markets return to more "normal" behavior.

WHAT HAPPENED IN THE MORTGAGE-BACKED SECTOR?
The decline in interest rates (both in January and in the fall) provided borrowers with the best opportunities to refinance their homes since 1993. The rapid increase in prepayments led to a significant shortening of mortgage durations, and to large cash flows that needed to be invested at the new lower interest rates. In addition, the rise in quality spreads meant that mortgage-backed spreads needed to rise to compensate for both the larger prepayment risk and the competing yields from other fixed income products. Due to these factors, mortgages were the worst-performing fixed income sector for the one-year period, lagging Treasuries, agencies and corporate securities.

                 THE ONE GROUP(R) INVESTMENT TRUST ANNUAL REPORT               1

                       THE ONE GROUP(R) INVESTMENT TRUST

                   MANAGEMENT DISCUSSION OF FUND PERFORMANCE

                        GOVERNMENT BOND FUND (CONTINUED)
                               DECEMBER 31, 1998

HOW DID THIS INFLUENCE FUND PERFORMANCE?
With an average mortgage position of 68%, the Fund suffered from its focus on mortgage securities. As interest rates declined, the duration of our mortgage-backed component dropped sharply. Because our strategy involves maintaining stable portfolio duration close to five years, the cost of maintaining this duration rose sharply as interest rate volatility increased, also negatively affecting the performance of the Fund.

WHAT WAS THE FUND'S PRIMARY INVESTMENT STRATEGY?
As always, the Fund's strategy is to maximize total rate of return while maintaining a very stable duration of approximately five years. (Duration is a measure of a fund's sensitivity to interest rate changes. A higher number indicates greater sensitivity; a lower number indicates less.) Furthermore, the Fund invests only in assets that are directly or indirectly guaranteed by the U.S. government.

In our efforts to maximize the Fund's income return, we typically invest a significant portion of the Fund in mortgage-backed securities that represent attractive value. Because mortgage-backed durations tend to fluctuate with changes in interest rates, we must constantly adjust the Fund's duration in order to maintain total portfolio duration of five years.

This strategy is successful when undervalued mortgage securities appreciate to their full value and when interest rate volatility remains low to moderate. However, during 1998, interest rate volatility was very strong, which created problems for mortgage-backed securities.

WHAT IS YOUR OUTLOOK FOR THE MARKET?
We expect interest rates to remain stable or decline slightly in 1999, as the U.S. economy slows down in response to the economic problems abroad. In addition, we expect the overall level of volatility to gradually decline, as the uncertainty relating to emerging markets and the economic flu dissipates. In this environment, we expect mortgage-backed securities to perform well, which may help the Fund recapture some of the luster that it lost in 1998.

/s/ Gary J. Madich
Gary J. Madich
Senior Managing Director of Fixed Income Securities

The Fund's composition is subject to change.
Please refer to the prospectus and the accompanying financial statements for further information about your Fund.

 2              THE ONE GROUP(R) INVESTMENT TRUST ANNUAL REPORT

                       THE ONE GROUP(R) INVESTMENT TRUST

                   MANAGEMENT DISCUSSION OF FUND PERFORMANCE

                             ASSET ALLOCATION FUND
                               DECEMBER 31, 1998

HOW DID THE FUND PERFORM?
For the year ended December 31, 1998, the Asset Allocation Fund posted a total return of 19.09%.

                        HYPOTHETICAL $10,000 INVESTMENT

$30,000                                                $29,377
 25,000                                                $22,055
 20,000                                                $19,509
 15,000                                                $13,929
 10,000
     8/1/94  12/31/94  12/31/95  12/31/96  12/31/97  12/31/98

-.-  Asset Allocation             -..-      Blended Index**
-0- LB Interm Gov't Corp          -00-       S&P 500

--------------------------------------------------------------
 *Initial public offering commenced August 1, 1994.
**Blended Index consists of 60% S&P 500 & 40% Lipper Intermediate
  U.S. Government Bond Index

                             Asset Allocation Fund
                          Average Annual Total Return
                        ---------------------------------
                        One Year         Since Inception
                        ---------------------------------
                         19.09%              16.32%
                        ---------------------------------

           Past performance is not predictive of future performance.






WHAT WAS YOUR PRIMARY ASSET ALLOCATION STRATEGY?
In November 1998 we increased the Fund's equity weighting by 3 percentage points, bringing the Fund's asset allocation to 60% equities and 40% fixed income securities. Our research indicated that while stock valuations remained fairly high, interest rates were easing. This prompted the slight shift toward equities.

HOW DID EVENTS PLAY OUT IN THE FUND'S EQUITY PORTFOLIO?
Overall, corporate profits exceeded expectations throughout the year, contributing to the market's strong performance. At the same time, a favorable interest rate environment helped support additional gains in the market.

The Fund's equity philosophy is research driven. Our bottom-up stock selection philosophy led to attractive results in the Fund's equity portfolio. Instead of trying to time the market or focus on certain market sectors, we rely on fundamental research to select individual stocks from all market sectors. As a result, the Fund's stock portfolio represents the "best ideas" of the equity research team.

Equity returns primarily were driven by stock selection in the following areas: technology (America Online, up 164%; Dell Computer, up 248%), energy (Exxon, up 22%), capital equipment (Tyco, up 67%), retail (Wal-Mart, up 107%), and consumer capital spending (Medusa, up 42%).

                 THE ONE GROUP(R) INVESTMENT TRUST ANNUAL REPORT               3

                       THE ONE GROUP(R) INVESTMENT TRUST

                   MANAGEMENT DISCUSSION OF FUND PERFORMANCE

                       ASSET ALLOCATION FUND (CONTINUED)
                               DECEMBER 31, 1998

WHAT WERE THE TOP 10 HOLDINGS IN THE EQUITY PORTFOLIO?*
As of December 31, 1998, the Fund's top 10 equity holdings included Microsoft (technology), General Electric (capital goods), Intel (technology), Cisco Systems (technology), IBM (technology), Exxon (energy), Wal-Mart (retail), Bristol Myers Squibb (health care), Philip Morris (consumer non-durable) and MCI WorldCom (utilities).

HOW DID EVENTS PLAY OUT IN THE FIXED INCOME PORTFOLIO?
In general, the bond market benefited from the overall decline in interest rates throughout 1998. The most significant event, though, was a late-summer rally in the U.S. Treasury market that was sparked by the ongoing economic problems in Asia, Russia and Latin America. This flight-to-quality, which lasted into October, pushed Treasuries ahead of all other bond market sectors for 1998.

Our ongoing strategy is to maintain diversity among government, agency mortgage-backed and corporate securities, with a focus on non-Treasury sectors. Our research indicates that over the long term, non-Treasury sectors tend to outperform Treasuries, and we will continue to pursue this strategy. At the end of the year, 14% of the Fund's portfolio was invested in government securities, 16% in mortgage-backed securities and 7.5% in corporate and asset-backed securities.
Credit quality within the Fund's bond portfolio remained high, with 81% of the portfolio's securities AAA-rated, 3% AA-rated, 13% A-rated and 4% BBB-rated. (Percentages are rounded.)

WHAT IS YOUR OUTLOOK FOR THE FINANCIAL MARKETS AND THE FUND?
We plan to maintain the Fund's current asset allocation mix and investment strategies, as we expect the U.S. economy to maintain steady, albeit slower, growth during 1999. Of course, we will continue to monitor valuation levels in the financial markets and watch for signs of inflationary pressures. Any changes may warrant a shift in our strategy.

In the stock market, we expect corporate earnings growth to decelerate, and, thus, we look for more "normal" performance from the stock market. We plan to maintain our sector neutrality/research-driven stock selection process, which presents opportunities in various industries and companies.

Because we expect economic growth to slow somewhat, we plan to upgrade the bond portfolio's holdings by slightly reducing its corporate and asset-backed securities. Our outlook for mortgage-backed securities remains positive, and we have increased the portfolio's exposure to this sector.

/s/ Richard R. Jandrain III
Richard R. Jandrain III
Senior Managing Director of Equity Securities

* The Fund's composition is subject to change.
Please refer to the prospectus and the accompanying financial statements for further information about your Fund.

 4              THE ONE GROUP(R) INVESTMENT TRUST ANNUAL REPORT

                       THE ONE GROUP(R) INVESTMENT TRUST

                   MANAGEMENT DISCUSSION OF FUND PERFORMANCE

                           GROWTH OPPORTUNITIES FUND
                               DECEMBER 31, 1998

HOW DID THE FUND PERFORM?
The Growth Opportunities Fund posted a total return of 38.82% for the year ended December 31, 1998.

                        HYPOTHETICAL $10,000 INVESTMENT

$30,000                                                 $27,319
 25,000                                                 $25,082
 20,000                                                 $18,433
 15,000
 10,000
     8/1/94* 12/31/94  12/31/95  12/31/96  12/31/97  12/31/98

-.-  Growth Opportunities      -..- Russell 2000
-0- S&P/BARRA Midcap 400 Growth

--------------------------------------------------------------
*Initial public offering commenced August 1, 1994.

                           Growth Opportunities Fund
                          Average Annual Total Return
                       ---------------------------------
                        One Year         Since Inception
                       ---------------------------------
                         38.82%                23.13%
                        ---------------------------------

           Past performance is not predictive of future performance.

The Russell 2000, an unmanaged index, is generally representative of small to mid-sized companies. The S&P/BARRA Midcap 400 Growth Index, an unmanaged index, represents the highest price to book securities in the S&P Midcap 400 Index. The benchmark index for the Growth Opportunities Fund will be changing from the Russell 2000 to the S&P/BARRA Midcap 400 Growth Index in order to better represent the investment policies of the Fund for comparison purposes.

TO WHAT DO YOU ATTRIBUTE THE FUND'S SOLID RETURN?
Despite a severe stock market downturn in late summer and early fall, medium-capitalization growth stocks continued to benefit from a strong economy, solid corporate earnings, low inflation and low interest rates. In addition to these factors, the Fund's performance has benefited from good stock selection. Instead of looking for stocks based on general economic or market trends, we evaluate stocks on an individual basis, searching for those with appealing fundamentals.

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?
Our primary investment strategy is to identify high growth companies within attractive, fast-growing industries. We look for companies that will benefit from strong management teams and competitive advantages. These factors should allow sustained high growth at a rate that outpaces the industry average.

After the Asian crisis erupted, we evaluated the impact of the fallout. Many of the Fund's technology companies had significant Asian exports, so we cut certain technology holdings to lessen the impact that decreased Asian demand would have on these companies. At the same time, we increased our retail holdings because many of these companies purchase materials from Asia. As such, these retailers were able to benefit from lower prices on Asian imports.

                 THE ONE GROUP(R) INVESTMENT TRUST ANNUAL REPORT               5

                       THE ONE GROUP(R) INVESTMENT TRUST

                   MANAGEMENT DISCUSSION OF FUND PERFORMANCE

                     GROWTH OPPORTUNITIES FUND (CONTINUED)
                               DECEMBER 31, 1998

DID THE PORTFOLIO BENEFIT FROM ANY PARTICULARLY STRONG HOLDINGS?*
The Fund enjoyed outstanding performance from computer manufacturer Dell Computer, up 248% for the year; online services provider America Online, up 164%, and technology company Compuware, up 144%.

WHAT WERE THE FUND'S TOP TEN HOLDINGS?*
At year-end, the Fund's top 10 holdings included Coca-Cola Enterprises (consumer non-durable), BMC Software (technology), Just for Feet (retail), AES Corp. (utilities), AFLAC (financial services), America Online, USA Waste Services (capital equipment), Compuware, Kohl's (retail) and Staples (retail).

WHAT IS YOUR OUTLOOK FOR THE FUND?
Looking ahead, we remain optimistic about continued U.S. economic growth and low inflation. However, we think that economic growth will slow somewhat. We believe that interest rates may continue to decline, which would support ongoing stock market growth, but perhaps not at the unusually strong pace we've seen over the last several years. As such, it seems prudent to lower our expectations somewhat for the next year.

Our overall strategy remains intact -- to search for companies with strong fundamentals, effective management teams and favorable long-term growth rates. Because the Asian situation remains unresolved, we will continue to monitor its effects on the Fund's holdings.

/s/ Ashi Parikh
Ashi Parikh
Managing Director, Growth Equity Team

/s/ Richard R. Jandrain III
Richard R. Jandrain III
Senior Managing Director of Equity Securities

* The Fund's composition is subject to change.
Please refer to the prospectus and the accompanying financial statements for more information about your fund.

 6              THE ONE GROUP(R) INVESTMENT TRUST ANNUAL REPORT

                       THE ONE GROUP(R) INVESTMENT TRUST

                   MANAGEMENT DISCUSSION OF FUND PERFORMANCE

                           LARGE COMPANY GROWTH FUND
                               DECEMBER 31, 1998

HOW DID THE FUND PERFORM?
The Large Company Growth Fund posted a total return of 41.27% for the year ended December 31, 1998.

                        HYPOTHETICAL $10,000 INVESTMENT

$35,000                                                $34,602
 30,000                                                $29,377
 25,000                                                $27,133
 20,000
 15,000
 10,000
     8/1/94* 12/31/94  12/31/95  12/31/96  12/31/97  12/31/98

-.-  Large Co.               -..- S&P 500
-0-  S&P/BARRA 500 Growth

--------------------------------------------------------------
*Initial public offering commenced August 1, 1994.

                           Large Company Growth Fund
                          Average Annual Total Return
                        ---------------------------------
                        One Year         Since Inception
                        ---------------------------------
                          41.27%               25.34%
                        ---------------------------------

           Past performance is not predictive of future performance.

The S&P 500, an unmanaged index, is generally representative of the performance of large companies in the U.S. stock market. The S&P/BARRA 500 Growth Index, an unmanaged index, represents the highest price to book securities in the S&P 500. The benchmark index for the Large Company Growth Fund will be changing from the S&P 500 to the S&P/BARRA 500 Growth Index in order to better represent the investment policies of the Fund for comparison purposes.

TO WHAT DO YOU ATTRIBUTE THE FUND'S SOLID RETURN?
Despite global economic crises and a strong stock market downturn in late summer and early fall, a strong domestic economy, low inflation and declining interest rates all worked together to maintain a favorable equity environment. Once again, the market favored the largest growth-oriented companies because of their earnings reliability and stock liquidity.

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?
Our primary investment strategy during this market climate has been to find good companies within industries that are growing at a faster rate than the economy. These are companies that have the ability to exhibit sustained growth at some multiple of their underlying industry growth rate. In addition, we search for strong management teams and superior product positioning.

After evaluating the impact of the Asian crisis on the Fund's stocks, we cut the portfolio's technology holdings because much of these companies' exports went to Asia. We also increased our retail holdings, as many of these companies purchase their materials from Asia and thus benefit from lower costs.

                 THE ONE GROUP(R) INVESTMENT TRUST ANNUAL REPORT               7

                       THE ONE GROUP(R) INVESTMENT TRUST

                   MANAGEMENT DISCUSSION OF FUND PERFORMANCE

                     LARGE COMPANY GROWTH FUND (CONTINUED)
                               DECEMBER 31, 1998

DID THE PORTFOLIO BENEFIT FROM ANY PARTICULARLY STRONG HOLDINGS?*
The Fund enjoyed outstanding performance from computer manufacturer Dell Computer, up 248% for the year; software giant Microsoft, up 115% and online service provider America Online, up 164%.

WHAT WERE THE FUND'S TOP TEN HOLDINGS?*
At year-end, the Fund's top 10 holdings included Dell Computer, Lucent Technologies (technology), General Electric (capital goods), Microsoft, Coca-Cola (consumer non-durable), Wal-Mart (retail), Merck (health care), Bristol-Myers Squibb (health care), Pfizer (health care) and Proctor & Gamble (consumer non-durable).

WHAT IS YOUR OUTLOOK FOR THE FUND?
Looking ahead, we remain optimistic about continued U.S. economic growth and low inflation. However, we think that economic growth will slow down somewhat. We believe that interest rates may continue to decline, which would support ongoing stock market growth, but perhaps not at the unusually strong pace we've seen over the last several years. As such, it seems prudent to lower our expectations somewhat for the next year.

Our overall strategy remains intact--to search for companies with strong fundamentals, effective management teams and favorable long-term outlooks. Because the Asian situation remains unresolved, we will continue to monitor its effects on the Fund's holdings.

/s/ Ashi Parikh
Ashi Parikh
Managing Director, Growth Equity Team

/s/ Richard R. Jandrain III
Richard R. Jandrain III
Senior Managing Director of Equity Securities

* The Fund's composition is subject to change.
Please refer to the prospectus and the accompanying financial statements for more information about your fund.

 8              THE ONE GROUP(R) INVESTMENT TRUST ANNUAL REPORT

                       THE ONE GROUP(R) INVESTMENT TRUST

                   MANAGEMENT DISCUSSION OF FUND PERFORMANCE

                               EQUITY INDEX FUND
                               DECEMBER 31, 1998

HOW DID THE FUND PERFORM?
For the period May 1, 1998 to December 31, 1998, the Equity Index Fund posted a total return of 10.52%.

                        HYPOTHETICAL $10,000 INVESTMENT

$12,000                                                $11,172
 11,500                                                $11,052
 11,000
 10,500
 10,000
     5/1/98                                          12/31/98

-.-  S&P 500      -..- EQUITY INDEX

--------------------------------------------------------------
*Initial public offering commenced May 1, 1998.

                               Equity Index Fund
                                  Total Return
                        ---------------------------------
                        One Year         Since Inception
                        ---------------------------------
                            NA               10.52%
                        ---------------------------------

           Past performance is not predictive of future performance.

As it is designed to do, the Fund offered a return that nearly matched that of the S&P 500 Index, the unmanaged group of stocks the Fund seeks to track. The S&P 500 Index returned 11.72% for the period May 1, 1998 to December 31, 1998. The slight difference in returns between the Fund and the Index is due to fees and transaction costs charged to the Fund but not to the Index.

WHAT CONTRIBUTED TO SUCH A STRONG RETURN?
The market suffered a severe setback in late summer and early fall, but a series of Federal Reserve interest rate cuts helped renew investor confidence in the U.S. stock market. In addition, a strong economy, low inflation and favorable corporate earnings growth helped generate attractive stock market returns for yet another year. Once again, large-capitalization growth companies, the type represented in the S&P 500 Index, outperformed other types of U.S. stocks.

WHICH MARKET SECTORS OFFERED NOTABLE PERFORMANCE?
The Fund offered exposure to 15 market sectors. Among those sectors, retail, telephone utilities and technology offered the strongest performance. The retail sector benefited from lower costs on Asian imports, while telephone utilities advanced due to acquisition activity. Strong returns late in the year from the largest technology companies helped boost the technology sector's overall performance.

The weakest-performing sectors included energy and industrial commodities. Energy stocks declined due to lower oil prices, and in the industrial commodities sector (chemical, paper and metal companies), stocks suffered from a lack of pricing power.

                 THE ONE GROUP(R) INVESTMENT TRUST ANNUAL REPORT               9

                       THE ONE GROUP(R) INVESTMENT TRUST

                   MANAGEMENT DISCUSSION OF FUND PERFORMANCE

                         EQUITY INDEX FUND (CONTINUED)
                               DECEMBER 31, 1998

WHAT WERE SOME OF THE STRONGEST AND WEAKEST STOCKS?*
The Fund enjoyed outstanding performance from a handful of stocks, including technology provider Unisys, computer manufacturer Dell Computer, cable television company Tele-Communications, financial service provider Providian Financial, and auto manufacturer Ford Motor.

Weak earnings contributed to poor performance from certain holdings, including diversified mining company Freeport-McMoran Copper and Gold, technology company Advanced Micro Devices, and technology provider Cabletron Systems.

WHAT IS YOUR OUTLOOK FOR THE STOCK MARKET?
The environment for stocks should remain favorable during the coming year. We expect economic growth to continue, but at a slower pace. We also expect interest rates and inflation to remain low. Corporate earnings and stock prices should continue to grow, but earnings are likely to come under increasing pressure. Nevertheless, it's important to remember that returns of the last few years have been unusually strong, and they probably are not sustainable. We expect to see stock returns revert to more "normal" levels.

/s/ Richard R. Jandrain III
Richard R. Jandrain III
Senior Managing Director of Equity Securities

* The Fund's composition is subject to change.
Please refer to the prospectus and the accompanying financial statements for more information about your Fund.

The S&P 500 Index is an unmanaged group of stocks generally representative of the performance of large U.S.-based companies. Investors cannot purchase the index directly, but they can invest in the underlying securities.

 10              THE ONE GROUP(R) INVESTMENT TRUST ANNUAL REPORT

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
The One Group(R) Investment Trust

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Government Bond Fund, the Asset Allocation Fund, the Growth Opportunities Fund, the Large Company Growth Fund, and the Equity Index Fund (five of the portfolios constituting The One Group Investment Trust, hereafter referred to as the "Trust"), at December 31, 1998, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Columbus, Ohio
February 17, 1999

                THE ONE GROUP(R) INVESTMENT TRUST ANNUAL REPORT               11

                       THE ONE GROUP(R) INVESTMENT TRUST

                              GOVERNMENT BOND FUND

                 STATEMENT OF INVESTMENTS -- DECEMBER 31, 1998

----------------------------------------------------------
PRINCIPAL    SECURITY                             VALUE
----------------------------------------------------------
             U.S. GOVERNMENT AND AGENCY OBLIGATIONS
             (27.7%)
$1,500,000   FHLB, 6.145%, 09/30/02            $ 1,548,166
 1,000,000   FNMA Disc. Note, 5.25%, 01/15/03    1,007,977
   600,000   FNMA Disc. Note, 5.75%, 04/15/03      616,292
   975,000   Resolution Funding Corp.,
             Principal STRIP, 10/15/08             593,549
 3,500,000   Resolution Funding Corp.,
             Principal STRIP, 10/15/16           1,271,718
 1,000,000   Resolution Funding Corp.,
             Principal STRIP, 10/15/17             342,398
 2,000,000   Resolution Funding Corp.,
             Principal STRIP, 01/15/20             600,956
 4,000,000   Resolution Funding Corp.,
             Principal STRIP, 07/15/20           1,172,932
 1,000,000   U.S. Treasury Bond, 6.25%,
             08/15/23 (a)                        1,118,750
 1,000,000   U.S. Treasury Inflation
             Protection Security, 3.625%,
             01/15/08 (a)                          995,154
   900,000   U.S. Treasury Notes, 7.50%,
             11/15/01 (a)                          967,218
   750,000   U.S. Treasury Notes, 6.50%,
             08/15/05 (a)                          824,062
   550,000   U.S. Treasury Notes, 6.875%,
             05/15/06 (a)                          621,672
                                               -----------
             TOTAL U.S. GOVERNMENT AND AGENCY
             OBLIGATIONS                        11,680,844
                                               -----------
             (cost $11,034,677)
             MORTGAGE-BACKED SECURITIES (68.6%)
    64,904   FGLMC 5Y, 6.50%, Pool #G50324,
             01/01/01                               64,886
   169,815   FGLMC 15Y, 8.50%, Pool #E20150,
             12/01/09                              176,509
   727,897   FGLMC 15Y, 7.00%, Pool #E63959,
             02/01/11                              744,420
   387,643   FGLMC 15Y, 6.00%, Pool #E00560,
             07/01/13                              389,221
 1,000,000   FGLMC 15Y, 6.50%, 01/01/14          1,015,320
   500,457   FGLMC 30Y, 8.00%, Pool #D55955,
             09/01/24                              518,623
   773,120   FGLMC 30Y, 6.50%, Pool #D65545,
             11/01/25                              778,755
   977,289   FGLMC 30Y, 6.00%, Pool #D70244,
             04/01/26                              966,567
   476,592   FGLMC 30Y, 8.50%, Pool #G00981,
             07/01/28                              499,168
 2,285,000   FHR, 2018 PE, 6.25%, 04/15/27       2,242,878
 1,400,000   FHR, 2075 PM, 6.25%, 08/15/28       1,336,056
 2,000,000   FHR, 2080 PJ, 6.50%, 08/15/28       2,027,048
 1,118,000   FHR, 2091 PG, 6.00%, 11/15/28       1,055,569
   363,330   FNMA 7Y, 7.00%, Pool #359952,
             09/01/03                              371,490
   249,440   FNMA 15Y, 7.50%, Pool #279759,
             08/01/09                              256,706
   225,793   FNMA 15Y, 6.50%, Pool #356206,
             11/01/11                              229,037

----------------------------------------------------------
PRINCIPAL    SECURITY                             VALUE
----------------------------------------------------------
             MORTGAGE-BACKED SECURITIES
             (CONTINUED)
$  385,645   FNMA 30Y, 6.50%, Pool #250375,
             09/01/25                          $   388,352
   758,485   FNMA 30Y, 6.50%, Pool #341811,
             03/01/26                              763,513
   799,532   FNMA 30Y, 6.50%, Pool #338417,
             05/01/26                              804,832
   840,514   FNR, 97-26 GD, 7.00%, 07/17/05        858,498
   500,000   FNR, 98-37 VB, 6.00%, 01/17/13        483,330
   245,000   FNR, 93-155 PJ, 7.00%, 09/25/23       252,221
 1,000,000   FNR, 98-58 PC, 6.50%, 10/25/28        998,111
 1,500,000   GNR, 98-14 PG, 6.375%, 11/20/26     1,519,556
   500,000   GNR, 97-19 PJ, 6.50%, 06/20/27        492,831
 1,000,000   GNR, 98-22 PD, 6.50%, 09/20/28      1,001,086
   395,749   GNMA 30Y, 7.50%, Pool #326977,
             05/15/23                              408,009
   239,209   GNMA 30Y, 7.50%, Pool #359588,
             06/15/23                              246,619
   295,454   GNMA 30Y, 9.00%, Pool #780029,
             11/15/24                              316,153
   104,206   GNMA 30Y, 7.00%, Pool #405535,
             12/15/25                              106,653
   319,039   GNMA 30Y, 7.50%, Pool #2341,
             12/20/26                              326,970
   709,859   GNMA 30Y, 6.00%, Pool #80094,
             07/20/27                              718,178
   381,462   GNMA 30Y, 8.00%, Pool #412336,
             10/15/27                              396,301
   458,471   GNMA 30Y, 7.00%, Pool #412369,
             11/15/27                              469,039
   851,304   GNMA 30Y, 7.50%, Pool #427208,
             01/15/28                              877,728
   488,815   GNMA 30Y, 6.50%, Pool #467705,
             03/15/28                              493,707
   495,787   GNMA 30Y, 7.00%, Pool #472543,
             04/15/28                              507,254
   483,708   GNMA 30Y, 7.00%, Pool #472679,
             06/15/28                              494,896
   458,421   GNMA 30Y, 7.50%, Pool #780828,
             07/15/28                              472,650
   249,347   GNMA 30Y, 6.50%, Pool #467225,
             09/15/28                              251,843
   996,681   GNMA 30Y, 6.00%, Pool#2657,
             10/20/28                              982,986
   999,127   GNMA 30Y, 7.00%, Pool #469699,
             11/15/28                            1,022,236
   600,000   GNMA 30Y, 6.50%, Pool #2689,
             12/20/28                              602,825
                                               -----------
             TOTAL MORTGAGE-BACKED SECURITIES   28,928,630
                                               -----------
             (cost $28,751,462)

 12              THE ONE GROUP(R) INVESTMENT TRUST ANNUAL REPORT

                       THE ONE GROUP(R) INVESTMENT TRUST

                              GOVERNMENT BOND FUND

           STATEMENT OF INVESTMENTS -- DECEMBER 31, 1998 (CONTINUED)

----------------------------------------------------------
PRINCIPAL    SECURITY                             VALUE
----------------------------------------------------------
             SHORT TERM DEBT (1.7%)
$  703,000   FMC Discount Note 0.00%,
             01/20/99 (cost $701,358)          $   701,399
                                               -----------
----------
    SHARES
----------
             MUTUAL FUNDS (3.8%)
 1,623,986   The One Group Government Money
             Market Fund                         1,623,986
                                               -----------
             (cost $1,623,986)
             TOTAL INVESTMENTS                 $42,934,859
                                               ===========
             (cost $42,111,483)

--------------------------------------------------------------------------------

Cost for federal income tax purposes: $42,111,483

The abbreviations in the above statement stand for the following:
    FGLMC  Federal Home Loan Mortgage Corporation Gold
    FHLB   Federal Home Loan Bank
    FNR     Fannie Mae REMIC
    FNMA   Federal National Mortgage Association
    FHR     Federal Home Loan Mortgage Corporation REMIC
    GNMA  Government National Mortgage Association
    GNR    Ginnie Mae REMIC
    REMIC  Real Estate Mortgage Investment Conduit
    STRIP   Separate Trading of Registered Interest and Principal Securities

Portfolio holding percentages represent market value as a percentage of net assets.

(a) A portion of this security was loaned as of December 31, 1998.

See accompanying notes to financial statements.

                THE ONE GROUP(R) INVESTMENT TRUST ANNUAL REPORT               13

                       THE ONE GROUP(R) INVESTMENT TRUST

                             ASSET ALLOCATION FUND

                 STATEMENT OF INVESTMENTS -- DECEMBER 31, 1998

---------------------------------------------------------
  SHARES                SECURITY                VALUE
---------------------------------------------------------
             COMMON STOCK (59.6%)
             AIRCRAFT (0.3%)
     3,100   Lockheed Martin Corp.           $    262,725
                                             ------------
             APPAREL (0.2%)
     8,810   Jones Apparel Group, Inc.*           194,371
       300   Warnaco Group, Inc. Class A            7,575
                                             ------------
                                                  201,946
                                             ------------
             BANKS (5.3%)
    14,540   BankAmerica Corp.                    874,217
    10,080   Charter One Financial, Inc.          279,720
     9,590   Chase Manhattan Corp.                652,719
    15,520   Citigroup, Inc.                      768,240
     7,080   First Union Corp.                    430,552
    12,590   MBNA Corp.                           313,963
     6,520   National City Corp.                  472,700
     7,230   PNC Bank Corp.                       391,324
    10,770   SouthTrust Corp.                     397,817
     4,800   State Street Corp.                   333,900
    14,250   Wells Fargo Co.                      569,109
                                             ------------
                                                5,484,261
                                             ------------
             BEVERAGES (0.8%)
     9,470   Coca Cola Co.                        633,306
     4,820   Coca-Cola Enterprises, Inc.          172,315
                                             ------------
                                                  805,621
                                             ------------
             BROADCASTING (1.9%)
    10,150   Belo, (AH) Corp. Series A            202,366
     8,740   Tele-Communications, Inc.
             Class A*                             483,431
    12,200   Time Warner, Inc.                    757,163
     6,860   Viacom, Inc. Class B*                507,640
                                             ------------
                                                1,950,600
                                             ------------
             BUSINESS EQUIPMENT & SERVICES (1.0%)
     5,510   Herman Miller, Inc.                  148,081
     7,230   Office Depot, Inc.*                  267,058
    10,100   Service Corp. International          384,431
     4,230   Waste Management, Inc.               197,224
                                             ------------
                                                  996,794
                                             ------------
             CAPITAL EQUIPMENT (0.4%)
     9,900   Teleflex, Inc.                       451,688
                                             ------------
             CHEMICALS-PETROLEUM & INORGANIC (0.6%)
     7,290   Du Pont (E.I.) De Nemours &
             Co.                                  386,826
     3,700   Monsanto Co.                         175,750
                                             ------------
                                                  562,576
                                             ------------

---------------------------------------------------------
  SHARES                SECURITY                VALUE
---------------------------------------------------------
             CHEMICALS-SPECIALTY (1.6%)
     7,350   Crompton & Knowles Corp.        $    152,053
     5,620   Cytec Industries, Inc.*              119,425
     2,320   Eastman Chemical Co.                 103,820
     8,820   Ferro Corp.                          229,320
     9,710   Morton International, Inc.           237,895
     6,630   Nalco Chemical Co.                   205,530
     6,330   Olin Corp.                           179,218
    11,910   RPM, Inc., Ohio                      190,560
     3,130   Sigma-Aldrich Corp.                   91,944
     9,050   Wellman, Inc.                         92,197
                                             ------------
                                                1,601,962
                                             ------------
             COMMUNICATION EQUIPMENT (2.6%)
     7,140   BMC Software, Inc.*                  318,176
    15,600   Cisco Systems, Inc.*               1,447,875
     8,250   Lucent Technologies, Inc.            907,500
                                             ------------
                                                2,673,551
                                             ------------
             COMPUTERS-MAIN/MINI (1.4%)
     7,600   International Business
             Machines Corp.                     1,404,100
                                             ------------
             COMPUTERS-MICRO (1.0%)
    14,330   Dell Computer Corp.*               1,048,777
                                             ------------
             COMPUTERS-PERIPHERAL (3.4%)
     7,240   American Power Conversion
             Corp.*                               350,687
     8,770   Cadence Design Systems, Inc.*        260,907
     6,460   EMC Corp.*                           549,100
    16,820   Microsoft Corp.*                   2,332,724
                                             ------------
                                                3,493,418
                                             ------------
             CONSTRUCTION MATERIALS (0.2%)
     1,130   Martin Marietta Materials,
             Inc.                                  70,272
     2,100   Southdown, Inc.                      124,294
                                             ------------
                                                  194,566
                                             ------------
             COSMETIC/TOILETRY (0.1%)
     5,910   Revlon, Inc. Class A*                 97,146
                                             ------------
             ELECTRICAL EQUIPMENT (3.5%)
     7,290   Emerson Electric Co. (a)             441,045
    20,180   General Electric Co.               2,059,621
     3,240   Hubbell, Inc. Class B                123,120
     5,020   Johnson Controls, Inc.               296,180
     8,860   Tyco International Ltd.              668,376
                                             ------------
                                                3,588,342
                                             ------------

 14              THE ONE GROUP(R) INVESTMENT TRUST ANNUAL REPORT

                       THE ONE GROUP(R) INVESTMENT TRUST

                             ASSET ALLOCATION FUND

           STATEMENT OF INVESTMENTS -- DECEMBER 31, 1998 (CONTINUED)

---------------------------------------------------------
  SHARES                SECURITY                VALUE
---------------------------------------------------------
             ELECTRONIC COMPONENTS (2.0%)
    12,300   Intel Corp.                     $  1,458,319
     6,470   Maxim Integrated Products,
             Inc.*                                282,658
     4,880   SCI Systems, Inc.* (a)               281,820
                                             ------------
                                                2,022,797
                                             ------------
             ELECTRONIC INSTRUMENTS (0.2%)
     5,210   Applied Materials, Inc.*             222,402
                                             ------------
             FINANCE COMPANIES (0.2%)
     4,680   Associates First Capital Corp.       198,315
                                             ------------
             FOOD & RELATED (1.6%)
    17,030   Archer-Daniels-Midland Co.           292,703
     6,160   General Mills, Inc.                  478,940
     5,680   Interstate Bakeries Corp. (a)        150,165
    14,760   Sara Lee Corp.                       416,048
     7,310   Smithfield Foods, Inc.*              247,626
                                             ------------
                                                1,585,482
                                             ------------
             FOREST/PAPER PRODUCT (0.9%)
    12,110   Kimberly Clark Corp.                 659,995
     7,230   Pentair, Inc.                        287,844
                                             ------------
                                                  947,839
                                             ------------
             FURNITURE (0.6%)
    11,410   Leggett & Platt, Inc.                251,020
    13,230   Masco Corp.                          380,363
                                             ------------
                                                  631,383
                                             ------------
             HEALTH CARE-DRUGS (2.3%)
     4,420   Cardinal Health, Inc. (a)            335,367
       100   Elan Corp. PLC ADR* (a)                6,956
     4,650   Merck & Co., Inc.*                   686,747
     3,150   Pfizer, Inc.                         395,128
    15,190   Schering-Plough Corp.                839,248
     1,950   Watson Pharmaceuticals, Inc.*        122,606
                                             ------------
                                                2,386,052
                                             ------------
             HEALTH CARE-GENERAL (4.2%)
    13,470   American Home Products Corp.         758,529
     7,230   Bausch & Lomb, Inc.                  433,800
     4,910   Boston Scientific, Inc.* (a)         131,649
     9,460   Bristol-Meyers Squibb Co.          1,265,866
     7,360   IDEXX Laboratories, Inc.*            198,030
     3,470   Johnson & Johnson                    291,046
     2,440   Sofamor Danek Group, Inc.*           297,070
     5,190   Sybron International Corp.*          141,103
    10,660   Warner-Lambert Co.                   801,499
                                             ------------
                                                4,318,592
                                             ------------

---------------------------------------------------------
  SHARES                SECURITY                VALUE
---------------------------------------------------------
             HOSPITAL SUPPLY & MANAGEMENT (0.6%)
     8,150   Medtronic, Inc.                 $    605,138
                                             ------------
             HOTELS & GAMING (0.4%)
    11,860   Hilton Hotels Corp.                  226,823
     5,290   MGM Grand, Inc.* (a)                 143,491
                                             ------------
                                                  370,314
                                             ------------
             HOUSEHOLD-GENERAL PRODUCT (1.1%)
     3,850   Lancaster Colony Corp.               123,681
     9,100   Newell Co.                           375,375
     3,960   Procter & Gamble Co.                 361,598
     8,370   Rubbermaid, Inc.                     263,132
                                             ------------
                                                1,123,786
                                             ------------
             INSURANCE-LIFE (0.2%)
     4,210   Equitable Cos., Inc.                 243,654
                                             ------------
             INSURANCE-PROPERTY/CASUALTY (1.8%)
     9,040   Allstate Corp.                       349,170
     5,550   American International Group,
             Inc.                                 536,269
     5,210   CIGNA Corp.                          402,798
     8,450   Hartford Financial Services
             Group, Inc.                          463,694
     2,320   PMI Group, Inc.                      114,550
                                             ------------
                                                1,866,481
                                             ------------
             LEISURE TIME PRODUCTS (0.6%)
     9,460   Hasbro, Inc.                         341,742
    10,120   Walt Disney Co.                      303,600
                                             ------------
                                                  645,342
                                             ------------
             MOTOR VEHICLE PARTS (0.5%)
     6,080   Danaher Corp.                        330,220
     4,980   Lear Corp.*                          191,730
                                             ------------
                                                  521,950
                                             ------------
             PETROLEUM-DOMESTIC (1.0%)
     4,710   Ashland, Inc.                        227,846
     4,150   Devon Energy Corp. (a)               127,353
     6,510   Tosco Corp.                          168,446
     6,630   Ultramar Diamond Shamrock
             Corp.                                160,778
    13,100   USX-Marathon Group                   394,638
                                             ------------
                                                1,079,061
                                             ------------
             PETROLEUM-INTERNATIONAL (2.5%)
    18,520   Exxon Corp.                        1,354,275
    12,450   Royal Dutch Petroleum Co.            596,044
    10,870   Texaco, Inc.                         574,751
                                             ------------
                                                2,525,070
                                             ------------

                THE ONE GROUP(R) INVESTMENT TRUST ANNUAL REPORT               15

                       THE ONE GROUP(R) INVESTMENT TRUST

                             ASSET ALLOCATION FUND

           STATEMENT OF INVESTMENTS -- DECEMBER 31, 1998 (CONTINUED)

---------------------------------------------------------
  SHARES                SECURITY                VALUE
---------------------------------------------------------
             PETROLEUM-SERVICES (0.2%)
     3,850   Halliburton Co.                 $    114,056
     3,880   Transocean Offshore, Inc.            104,033
                                             ------------
                                                  218,089
                                             ------------
             RESTAURANTS (0.2%)
     4,890   Outback Steakhouse, Inc.*            194,989
                                             ------------
             RETAIL-FOOD STORES (0.8%)
     7,900   Kroger Co.*                          477,950
     6,370   Safeway, Inc.*                       388,172
                                             ------------
                                                  866,122
                                             ------------
             RETAIL-GENERAL MERCHANT (2.4%)
     8,680   Dayton Hudson Corp.                  470,890
    11,900   Family Dollar Stores, Inc.           261,800
     6,260   Kohls Corp.*                         384,599
    16,540   Wal-Mart Stores, Inc.              1,346,976
                                             ------------
                                                2,464,265
                                             ------------
             RETAIL-SPECIALTY (0.6%)
       100   Abercrombie & Fitch*                   7,075
    14,500   Just For Feet, Inc.*                 251,938
       200   Saks, Inc.*                            6,313
     9,720   Williams Sonoma, Inc.*               391,838
                                             ------------
                                                  657,164
                                             ------------
             SECURITY & COMMERCIAL BROKER (1.5%)
     4,220   Bear Stearns Cos., Inc. (a)          157,722
    10,820   Fannie Mae                           800,680
     8,120   Morgan Stanley Dean Witter &
             Co.                                  576,520
                                             ------------
                                                1,534,922
                                             ------------
             TIMESHARE & SOFTWARE (0.5%)
     3,410   America Online, Inc.*                545,600
                                             ------------
             TOBACCO (1.4%)
    22,040   Philip Morris Cos., Inc.           1,179,140
     8,120   UST, Inc.                            283,185
                                             ------------
                                                1,462,325
                                             ------------
             UTILITIES-ELECTRIC (1.7%)
     8,790   Baltimore Gas and Electric Co.       271,391
     8,150   Cinergy Corp.                        280,156
    11,160   Energy East Corp.                    630,540
     9,740   GPU, Inc.                            430,386
     5,050   LG & E Energy Corp.                  142,978
                                             ------------
                                                1,755,451
                                             ------------

---------------------------------------------------------
  SHARES                SECURITY                VALUE
---------------------------------------------------------
             UTILITIES-GAS/PIPELINE (0.6%)
     6,760   El Paso Energy Corp.            $    235,332
    12,980   Williams Cos., (The)                 404,814
                                             ------------
                                                  640,146
                                             ------------
             UTILITIES-TELEPHONE (4.7%)
     7,630   Century Telephone Enterprises,
             Inc.                                 515,025
    11,570   GTE Corp.                            752,050
    16,260   MCI WorldCom, Inc.*                1,166,655
     8,200   Qwest Communications
             International, Inc.*                 410,000
    20,570   SBC Communications, Inc.           1,103,066
     9,860   Sprint Corp.                         829,473
     4,200   Sprint PCS Group, Inc.*               97,125
                                             ------------
                                                4,873,394
                                             ------------
             TOTAL COMMON STOCK                61,324,198
                                             ------------
             (cost $50,917,898)
----------
 PRINCIPAL
----------
             CORPORATE BONDS (7.0%)
             BANKS (1.4%)
$  250,000   Banco Central Hispano, 7.50%,
             06/15/05                             266,350
   250,000   BankAmerica Corp., 8.125%,
             02/01/02                             268,525
   376,000   First Hawaiian, Inc., 6.25%,
             08/15/00                             379,883
   250,000   Huntington National Bank,
             6.75%, 06/15/03                      261,488
   230,000   Society National Bank, 6.75%,
             06/15/03                             239,287
                                             ------------
                                                1,415,533
                                             ------------
             BROKER DEALERS (0.5%)
   300,000   Goldman Sachs Group, 7.20%,
             03/01/07                             317,563
   200,000   Morgan Stanley Group, 6.50%,
             03/30/01                             203,778
                                             ------------
                                                  521,341
                                             ------------
             DIVERSIFIED FINANCE (2.3%)
   200,000   Associates Corp. of North
             America, 6.375%, 07/15/02            205,107
   300,000   Boatmens Bancshares, 6.75%,
             03/15/03                             312,425
   250,000   Chrysler Financial Corp.,
             5.875%, 02/07/01                     252,675
   200,000   Ford Capital, 9.375%, 05/15/01       216,606
   250,000   GMAC Medium Term Note, 8.25%,
             02/24/04                             279,110
   465,000   Lockheed Corp., 6.75%,
             03/15/03                             483,136
   333,000   McDonnel Douglas Finance,
             6.45%, 12/05/02                      343,242
   300,000   Tyco International, 6.25%,
             06/15/13                             303,105
                                             ------------
                                                2,395,406
                                             ------------

 16              THE ONE GROUP(R) INVESTMENT TRUST ANNUAL REPORT

                       THE ONE GROUP(R) INVESTMENT TRUST

                             ASSET ALLOCATION FUND

           STATEMENT OF INVESTMENTS -- DECEMBER 31, 1998 (CONTINUED)

---------------------------------------------------------
PRINCIPAL    SECURITY                           VALUE
---------------------------------------------------------
             OIL & GAS (0.5%)
$  248,000   Columbia Gas Systems, 6.80%,
             11/28/05                        $    261,841
   250,000   Occidental Petroleum, 9.25%,
             08/01/19                             283,672
                                             ------------
                                                  545,513
                                             ------------
             RENTAL SERVICES (0.2%)
   250,000   Hertz Corp., 6.00%, 01/15/03         251,537
                                             ------------
             RETAIL (0.8%)
   250,000   Dayton Hudson Co., 7.25%,
             09/01/04                             270,244
   250,000   J.C. Penny & Co., 7.25%,
             04/01/02                             260,196
   250,000   Sears Roebuck Acceptance
             Corp., 7.13%, 05/02/03               262,572
                                             ------------
                                                  793,012
                                             ------------
             TELECOMMUNICATIONS (0.5%)
   250,000   AT&T Corp., 7.50%, 06/01/06          281,625
   200,000   Ohio Bell Telephone Co.,
             5.75%, 05/01/00                      201,711
                                             ------------
                                                  483,336
                                             ------------
             TRANSPORTATION (0.5%)
   250,000   Hunt, J.B., Transport, 6.25%,
             09/01/03                             248,379
   250,000   International Lease, 5.875%,
             01/15/01                             251,681
                                             ------------
                                                  500,060
                                             ------------
             UTILITIES (0.3%)
   250,000   Virginia Electric & Power Co.,
             6.625%, 04/01/03                     261,851
                                             ------------
             TOTAL CORPORATE BONDS              7,167,589
                                             ------------
             (cost $7,001,847)
             ASSET-BACKED SECURITIES (0.5%)
   250,000   Chemical Master 95-2, 6.23%,
             06/15/03                             254,205
   250,000   Circuit City 1995 1-A, 6.375%,
             08/15/05                             254,622
                                             ------------
             TOTAL ASSET-BACKED SECURITIES        508,827
                                             ------------
             (cost $504,591)
             MORTGAGE-BACKED SECURITIES (15.7%)
   303,905   FNMA 7Y, 6.50%, Pool #250357,
             09/01/02                             308,272
   486,528   FNMA 15Y, 6.00%, Pool #251900,
             08/01/13                             487,900
   105,248   FNMA 30Y, 7.00%, Pool #270725,
             08/01/25                             107,435
 1,000,000   FNMA 15Y, 7.50%, Pool #292020,
             08/01/09                           1,029,130
   901,336   FNMA 30Y, 8.50%, Pool #313280,
             12/15/28                             955,741
   497,348   FNMA 15Y, 6.00%, Pool #323458,
             11/01/13                             498,751
   191,122   FNMA 30Y, 7.50%, Pool #402032,
             10/01/27                             196,282
   461,756   FNMA 15Y, 6.50%, Pool #414513,
             04/01/13                             468,396
   398,311   FNMA 15Y, 7.00%, Pool #427488,
             06/01/13                             406,986

---------------------------------------------------------
PRINCIPAL    SECURITY                           VALUE
---------------------------------------------------------
             MORTGAGE-BACKED SECURITIES (CONTINUED)
$  992,866   FNMA 30Y, 6.00%, Pool #428970,
             06/01/28                        $    980,048
   996,437   FNMA 30Y, 6.50%, Pool #433526,
             08/01/28                           1,003,362
   552,203   FGLMC 30Y, 8.00%, Pool
             #C00476, 09/01/26                    571,745
   996,384   FGLMC 30Y, 6.00%, Pool
             #C13638, 08/01/28                    984,138
   325,144   FGLMC 30Y, 7.50%, Pool
             #D81027, 07/01/27                    333,946
   418,560   FGLMC 30Y, 7.00%, Pool
             #D83256, 10/01/27                    426,797
   473,877   FGLMC 15Y, 6.50%, Pool
             #E00552, 06/01/13                    481,137
   445,110   FGLMC 15Y, 7.00%, Pool
             #E00554, 06/01/13                    455,080
   458,354   FGLMC 15Y, 6.00%, Pool
             #E69409, 03/01/13                    460,220
   468,647   FGLMC 15Y, 6.50%, Pool
             #E69466, 03/01/13                    476,291
   455,167   FGLMC 30Y, 8.50%, Pool
             #G00981, 07/01/28                    476,728
   498,341   GNMA 30Y, 6.00%, Pool #2657,
             11/01/28                             491,494
   489,769   GNMA 30Y, 6.50%, Pool #430634,
             03/15/28                             494,672
   496,359   GNMA 15Y, 6.50%, Pool #468228,
             09/15/13                             505,462
 1,000,000   GNMA 15Y, 7.00%, Pool #348872,
             07/15/08                           1,029,410
   166,194   GNMA 15Y, 7.00%, Pool #412559,
             02/15/11                             170,937
   177,130   GNMA 30Y, 7.50%, Pool #398663,
             05/15/26                             182,525
   331,409   GNMA 30Y, 7.50%, Pool #2360,
             01/20/27                             339,827
   420,183   GNMA 30Y, 8.00%, Pool #451932,
             09/15/27                             436,528
   405,966   GNMA 30Y, 7.00%, Pool #473915,
             04/15/28                             415,356
   438,534   GNMA 30Y, 7.50%, Pool #465069,
             05/15/28                             452,146
   497,296   GNMA 30Y, 7.00%, Pool #477123,
             06/15/28                             508,797
                                             ------------
             TOTAL MORTGAGE-BACKED
             SECURITIES                        16,135,539
                                             ------------
             (cost $15,975,589)
             U.S. GOVERNMENT OBLIGATIONS (13.8%)
 5,700,000   U.S. Treasury Note, 6.50%,
             08/31/01                           5,958,284
 2,275,000   U.S.Treasury Note, 7.25%,
             05/15/04 (a)                       2,549,422
 2,500,000   U.S.Treasury Note, 7.00%,
             07/15/06 (a)                       2,846,875
 2,175,000   U.S. Treasury Bond, 7.875%,
             02/15/21 (a)                       2,866,243
                                             ------------
             TOTAL U.S. GOVERNMENT
             OBLIGATIONS                       14,220,824
                                             ------------
             (cost $13,635,973)
             FOREIGN GOVERNMENT OBLIGATIONS (0.5%)
   500,000   Province of Quebec, 6.50%,
             01/17/06                             522,420
                                             ------------
             (cost $504,525)

                THE ONE GROUP(R) INVESTMENT TRUST ANNUAL REPORT               17

                       THE ONE GROUP(R) INVESTMENT TRUST

                             ASSET ALLOCATION FUND

         STATEMENT OF INVESTMENTS -- DECEMBER 31, 1998 (CONTINUED)
---------------------------------------------------------
  SHARES     SECURITY                           VALUE
---------------------------------------------------------
            MUTUAL FUNDS (2.4%)
 2,459,200   The One Group Prime Money
             Market Fund                     $  2,459,200
                                             ------------
             (cost $2,459,200)
----------
 PRINCIPAL
----------
             SHORT-TERM SECURITIES HELD AS COLLATERAL
             (1.3%)
$1,353,206   Lehman Brothers A2/P2
             Tri-Party Repurchase Agreement
             5.50%, dated 12/31/98, due
             01/04/99, collateralized by
             RACERS 1998-MM-12-2, 06/07/99,
             market value $1,420,940            1,353,206
                                             ------------
             (cost $1,353,206)
             TOTAL INVESTMENTS               $103,691,803
                                             ============
             (cost $92,352,829)

--------------------------------------------------------------------------------
Cost for federal income tax purposes: $92,379,235

 * Denotes a non-income producing security.

The abbreviations in the above statement stand for the following:

    ADR    American Depository Receipt
    FGLMC  Federal Home Loan Mortgage Corporation Gold
    FNMA   Federal National Mortgage Association
    GNMA   Government National Mortgage Association
    PLC    Public Limited Company

Portfolio holding percentages represent market value as percentage of net assets.

(a) A portion of this security was loaned as of December 31, 1998.

See accompanying notes to financial statements.

 18              THE ONE GROUP(R) INVESTMENT TRUST ANNUAL REPORT

                       THE ONE GROUP(R) INVESTMENT TRUST

                           GROWTH OPPORTUNITIES FUND

                 STATEMENT OF INVESTMENTS -- DECEMBER 31, 1998

-------------------------------------------------------
   SHARES   SECURITY                              VALUE
-------------------------------------------------------
            COMMON STOCK (97.5%)
            AIR TRANSPORTATION (0.3%)
    8,600   Airborne Freight Corp.         $    310,137
                                           ------------
            AIRCRAFT (0.1%)
      200   United Technologies Corp.            21,750
                                           ------------
            APPAREL (0.4%)
   18,200   Jones Apparel Group, Inc.*          401,538
                                           ------------
            BANKS (3.1%)
      325   Associated Banc-Corp.                11,111
    9,700   City National Corp.                 403,762
      100   Fifth Third Bancorp.                  7,131
      400   First Security Corp.                  9,350
   18,900   First Tennessee National
            Corp.                               719,381
    1,300   Marshall & Ilsley Corp.              75,969
   18,900   North Fork Bancorp., Inc.           452,419
      100   Northern Trust Corp.                  8,731
   20,600   Sovereign Bancorp., Inc.            293,550
      100   State Street Corp.                    6,956
    1,100   Union Planters Corp.                 49,844
    3,600   Wilmington Trust Corp.              221,850
   10,400   Zions Bancorp                       648,700
                                           ------------
                                              2,908,754
                                           ------------
            BEVERAGES (0.1%)
      600   Coca-Cola Enterprises, Inc.          21,450
                                           ------------
            BROADCASTING (0.2%)
    6,600   TCA Cable TV, Inc.                  235,537
                                           ------------
            BUSINESS EQUIP. & SERVICE (7.0%)
   23,000   Allied Waste Industries,
            Inc.*                               543,375
    7,200   Cambridge Tech Partners,
            Inc.*                               159,300
   16,300   Cintas Corp.                      1,148,131
   20,800   Comdisco, Inc.                      351,000
    3,400   Convergys Corp.* (a)                 76,075
   10,200   Corrections Corp. of America*       179,775
    3,100   GTech Holdings Corp.*                79,437
   14,600   Herman Miller, Inc.                 392,375
      100   Interpublic Group of Cos.,
            Inc.                                  7,975
   12,900   Manpower, Inc.                      324,919
   13,100   Modis Professional Services,
            Inc.*                               189,950
    8,900   NOVA Corp.*                         308,719
      500   Omnicom Group, Inc.                  29,000
    1,900   Pittston Brink's Group               60,562
   15,700   Reynolds & Reynolds Co. Class
            A                                   360,119
    7,850   Staples, Inc.*                      342,947
   14,366   Sterling Commerce, Inc.*            646,470
   20,300   Sungard Data Systems, Inc.*
            (a)                                 805,656

-------------------------------------------------------
   SHARES   SECURITY                              VALUE
-------------------------------------------------------
            BUSINESS EQUIP. & SERVICE (CONTINUED)
    8,000   Viad Corp.                     $    243,000
    7,000   Wallace Computer Services,
            Inc.                                184,625
      300   Waste Management, Inc.               13,987
                                           ------------
                                              6,447,397
                                           ------------
            CAPITAL EQUIPMENT (1.0%)
    9,075   Diebold, Inc.                       323,864
    2,100   Donaldson Co., Inc.                  43,575
      500   Flowserve Corp.                       8,281
    9,200   Sundstrand Corp.                    477,250
    4,800   UCAR International, Inc.*            85,500
                                           ------------
                                                938,470
                                           ------------
            CHEMICALS--PETROLEUM & INORGANIC (0.6%)
   11,200   Lyondell Petrochemical Co.          201,600
   17,000   Solutia, Inc.                       380,375
                                           ------------
                                                581,975
                                           ------------
            CHEMICALS--SPECIALTY (1.3%)
   12,200   Crompton & Knowles Corp.            252,387
    6,000   Cytec Industries, Inc.*             127,500
    5,900   Ferro Corp.                         153,400
    5,100   Vulcan Materials Co. (a)            670,969
                                           ------------
                                              1,204,256
                                           ------------
            COMMUNICATION EQUIPMENT (2.7%)
   24,100   ADC Telecommunications, Inc.*       837,475
      100   Cisco Systems, Inc.*                  9,281
    9,600   Comverse Technology, Inc.*          681,600
   20,600   Fore Systems, Inc.*                 377,237
      300   Northern Telecom Ltd. (a)            15,037
    9,200   Symbol Technology, Inc.             588,225
      500   Telefonaktiebolaget LM
            Ericsson ADR                         11,969
      300   Tellabs, Inc.*                       20,569
                                           ------------
                                              2,541,393
                                           ------------
            COMPUTERS--MAIN/MINI (0.1%)
      100   Xerox Corp.                          11,800
                                           ------------
            COMPUTERS--MICRO (0.3%)
    3,700   Dell Computer Corp.*                270,794
                                           ------------
            COMPUTERS--PERIPHERAL (12.1%)
   13,300   American Power Conversion
            Corp.*                              644,219
    2,100   Beyond.com Corp.* (a)                43,575
   32,000   Cadence Design Systems, Inc.*       952,000
    6,100   Citrix Systems, Inc.*               592,081
   32,700   Compuware Corp.*                  2,554,687
      300   Creative Technology Ltd.*             4,500
    8,800   Electronic Arts, Inc.*              493,900
    8,600   Intuit, Inc.*                       623,500

                THE ONE GROUP(R) INVESTMENT TRUST ANNUAL REPORT               19

                       THE ONE GROUP(R) INVESTMENT TRUST

                           GROWTH OPPORTUNITIES FUND

           STATEMENT OF INVESTMENTS -- DECEMBER 31, 1998 (CONTINUED)

-------------------------------------------------------
   SHARES   SECURITY                              VALUE
-------------------------------------------------------
            COMPUTERS--PERIPHERAL (CONTINUED)
   12,300   Keane, Inc.*                   $    491,231
   11,700   Lexmark International Group,
            Inc.*                             1,175,850
    3,400   Maxtor Corp.*                        47,600
      400   Microsoft Corp.*                     55,475
   22,850   Networks Associates, Inc.*        1,513,812
      700   Peoplesoft, Inc.*                    13,256
   13,400   Platinum Technology, Inc.*
            (a)                                 256,275
   12,700   Siebel Systems, Inc.*               431,006
   17,700   Storage Technology Corp.*           629,456
    2,700   Structural Dynamics Research
            Corp.*                               53,662
    5,600   Symantec Corp.*                     121,800
    9,900   Synopsys, Inc.*                     537,075
                                           ------------
                                             11,234,960
                                           ------------
            CONSTRUCTION MATERIALS (0.8%)
   12,300   American Standard Cos.*             442,800
    5,200   Martin Marietta Materials,
            Inc.                                323,375
                                           ------------
                                                766,175
                                           ------------
            ELECTRICAL EQUIPMENT (0.2%)
    5,300   Federal Signal Corp.                145,087
      300   Hubbell, Inc. Class B                11,400
      200   Tyco International Ltd.              15,087
                                           ------------
                                                171,574
                                           ------------
            ELECTRONIC COMPONENTS (8.3%)
   13,200   Altera Corp.*                       803,550
   44,433   Analog Devices, Inc.*             1,394,085
   11,700   Linear Technology Corp.           1,047,881
   26,500   Maxim Integrated Products,
            Inc.*                             1,157,719
   11,700   Microchip Technology, Inc.*
            (a)                                 432,900
   10,500   SCI Systems, Inc.* (a)              606,375
   17,400   Solectron Corp.*                  1,617,112
   10,100   Xilinx, Inc.* (a)                   657,762
                                           ------------
                                              7,717,384
                                           ------------
            ELECTRONIC INSTRUMENTS (0.1%)
      300   Applied Materials, Inc.*             12,806
                                           ------------
            FINANCE COMPANIES (1.4%)
    4,800   Capital One Financial Corp.         552,000
   16,350   Robert Half International,
            Inc.*                               730,641
    1,700   UniCapital Corp.*                    12,537
                                           ------------
                                              1,295,178
                                           ------------
            FOOD & RELATED (2.3%)
    9,200   Dean Foods Co.                      375,475
   12,400   Dole Food Co., Inc. (a)             372,000
   14,600   Flowers Industries, Inc.            349,487
   15,100   General Nutrition Cos., Inc.*       245,375
   10,800   Interstate Bakeries Corp. (a)       285,525

-------------------------------------------------------
   SHARES   SECURITY                              VALUE
-------------------------------------------------------
            FOOD & RELATED (CONTINUED)
   14,100   McCormick & Co., Inc.          $    476,756
    2,200   Vlasic Foods International,
            Inc.*                                52,387
      200   Wrigley (Wm.) Jr. Co.                17,912
                                           ------------
                                              2,174,917
                                           ------------
            FOREST/PAPER PRODUCTS (0.6%)
      200   Sealed Air Corp.*                    10,212
   14,650   Sonoco Products Co.                 434,006
    5,100   Wausau-Mosinee Paper Corp.           90,206
                                           ------------
                                                534,424
                                           ------------
            FURNITURE/FURNISHINGS (1.4%)
    9,200   Hon Industries, Inc.                220,225
   28,900   Leggett & Platt, Inc.               635,800
   19,000   Shaw Industries, Inc.               460,750
                                           ------------
                                              1,316,775
                                           ------------
            HEALTH CARE--DRUGS (7.2%)
   14,700   Biogen, Inc.*                     1,220,100
    2,647   Cardinal Health, Inc. (a)           200,841
   10,500   Centocor, Inc.*                     473,812
    5,100   Covance, Inc.*                      148,537
      500   Eli Lilly & Co.                      44,437
   12,200   Forest Labs, Inc.*                  648,887
   10,000   ICN Pharmaceuticals, Inc.           226,250
   16,100   McKesson Corp. (a)                1,272,906
   17,600   Mylan Laboratories, Inc. (a)        554,400
   13,400   Quintiles Transnational
            Corp.*                              715,225
    1,000   Schering-Plough Corp.                55,250
   17,600   Watson Pharmaceuticals, Inc.*     1,106,600
                                           ------------
                                              6,667,245
                                           ------------
            HEALTH CARE--GENERAL (3.3%)
    1,700   Allegiance Corp.                     79,263
    2,500   Beckman Coulter, Inc.               135,625
      300   Bristol-Meyers Squibb Co.            40,144
   12,000   Dentsply International, Inc.        309,000
    9,400   Hillenbrand Industries, Inc.        534,625
   16,800   Omnicare, Inc. (a)                  583,800
    9,900   Steris Corp.*                       281,531
   26,300   Sybron International Corp.*         715,031
   12,800   Total Renal Care Holdings,
            Inc.* (a)                           378,400
      500   Warner-Lambert Co.                   37,594
                                           ------------
                                              3,095,013
                                           ------------
            HOSPITAL SUPPLY & MANAGEMENT (3.0%)
    2,100   Concentrated Managed Care,
            Inc.* (a)                            22,444
   12,500   First Health Group Corp.*           207,031
   20,000   Foundation Health Systems,
            Inc*                                238,750
      200   Guidant Corp.                        22,050
      800   HBO & Co.                            22,950

 20              THE ONE GROUP(R) INVESTMENT TRUST ANNUAL REPORT

                       THE ONE GROUP(R) INVESTMENT TRUST

                           GROWTH OPPORTUNITIES FUND

           STATEMENT OF INVESTMENTS -- DECEMBER 31, 1998 (CONTINUED)

-------------------------------------------------------
   SHARES   SECURITY                              VALUE
-------------------------------------------------------
            HOSPITAL SUPPLY & MANAGEMENT (CONTINUED)
      600   HCR Manor Care, Inc.*          $     17,625
   35,550   Health Management Associates,
            Inc. Class A*                       768,769
      200   HealthSouth Corp.*                    3,088
    6,800   Lincare Holdings, Inc.* (a)         275,825
   14,200   Oxford Health Plans, Inc.*          211,225
    4,800   PSS World Medical, Inc.*            110,400
   13,700   Quorum Health Group, Inc.*          177,244
   13,600   Stryker Corp. (a)                   748,850
                                           ------------
                                              2,826,251
                                           ------------
            HOTELS & GAMING (0.5%)
   17,200   International Game Technology       418,175
      600   Marriott International, Inc.
            Class A                              17,400
      475   Promus Hotel Corp.*                  15,378
                                           ------------
                                                450,953
                                           ------------
            HOUSEHOLD--GENERAL PRODUCTS (0.8%)
      300   Colgate-Palmolive Co.                27,863
   15,300   Dial Corp. (The) (a)                441,788
    8,450   Lancaster Colony Corp.              271,456
                                           ------------
                                                741,107
                                           ------------
            INSURANCE--LIFE (2.0%)
   41,400   AFLAC, Inc.                       1,821,600
      200   SunAmerica, Inc.                     16,225
                                           ------------
                                              1,837,825
                                           ------------
            INSURANCE--PROPERTY & CASUALTY (0.1%)
      200   American International Group,
            Inc.                                 19,325
      300   MGIC Investment Corp.                11,944
                                           ------------
                                                 31,269
                                           ------------
            LEISURE TIME INDUSTRIES (0.1%)
      500   Callaway Golf Co.                     5,125
      100   Walt Disney Co.                       3,000
                                           ------------
                                                  8,125
                                           ------------
            METAL FABRICATION (0.4%)
    8,500   Fastenal Co. (a)                    374,000
                                           ------------
            MOTOR VEHICLE PARTS (2.3%)
   21,400   Danaher Corp.                     1,162,288
    8,600   Federal-Mogul Corp.                 511,700
    3,500   Kaydon Corp.                        140,219
    4,800   SPX Corp.                           321,600
                                           ------------
                                              2,135,807
                                           ------------
            MOTOR VEHICLES (1.1%)
   21,100   Harley-Davidson, Inc.               999,613
                                           ------------

-------------------------------------------------------
   SHARES   SECURITY                              VALUE
-------------------------------------------------------
            MULTIPLE INDUSTRY (0.5%)
    4,500   Celestica, Inc.* (a)           $    111,094
   15,100   Whitman Corp.                       383,163
                                           ------------
                                                494,257
                                           ------------
            NON-RESIDENT CONSTRUCTION (0.1%)
    3,400   Newport News Shipbuilding,
            Inc.                                113,688
                                           ------------
            PETROLEUM--DOMESTIC (0.1%)
   14,400   Ocean Energy, Inc.                   90,900
                                           ------------
            PETROLEUM--SERVICES (1.1%)
      300   BJ Services Co.*                      4,688
      600   Ensco International, Inc.             6,413
   32,100   Global Marine, Inc.*                294,919
      500   Halliburton Co.                      14,813
    1,200   Nabors Industries, Inc.* (a)         16,275
      300   R & B Falcon Corp.*                   2,288
    1,582   Schlumberger Ltd.                    72,970
    6,700   Smith International, Inc.*          168,756
   16,700   Varco International, Inc.*          129,425
   13,800   Weatherford International,
            Inc.*                               267,375
                                           ------------
                                                977,922
                                           ------------
            PUBLISHING (1.2%)
      300   Gannett Co., Inc.                    19,350
      200   McGraw-Hill Cos., Inc.               20,375
    3,500   Media General, Inc. Class A         185,500
      900   Meredith Corp.                       34,088
      200   Tribune Co.                          13,200
    1,400   Washington Post Co. Class B         809,113
                                           ------------
                                              1,081,626
                                           ------------
            RAILROAD (0.9%)
       92   Canadian National Railway Co.         4,773
   17,000   Kansas City Southern
            Industries, Inc.                    836,188
                                           ------------
                                                840,961
                                           ------------
            RESTAURANTS (1.3%)
    7,300   Outback Steakhouse, Inc.*           291,088
   15,500   Starbucks Corp.*                    869,938
                                           ------------
                                              1,161,026
                                           ------------
            RETAIL--FOOD STORES (0.1%)
      500   Walgreen Co.                         29,281
      400   Safeway, Inc.                        24,375
                                           ------------
                                                 53,656
                                           ------------
            RETAIL--GENERAL MERCHANDISE (0.8%)
      300   Dayton Hudson Corp.                  16,275
    2,195   Dollar General Corp.                 51,857
   28,100   Family Dollar Stores, Inc.          618,200

                THE ONE GROUP(R) INVESTMENT TRUST ANNUAL REPORT               21

                       THE ONE GROUP(R) INVESTMENT TRUST

                           GROWTH OPPORTUNITIES FUND

           STATEMENT OF INVESTMENTS -- DECEMBER 31, 1998 (CONTINUED)

-------------------------------------------------------
   SHARES   SECURITY                              VALUE
-------------------------------------------------------
            RETAIL--GENERAL MERCHANDISE (CONTINUED)
      400   Kohls Corp.*                   $     24,575
    1,300   TJX Cos., Inc.                       37,700
      100   Wal-Mart Stores, Inc.                 8,144
                                           ------------
                                                756,751
                                           ------------
            RETAIL--SPECIALTY (7.0%)
   11,900   Abercrombie & Fitch Co.*            841,925
   10,000   Barnes & Noble, Inc.*               425,000
   21,100   Bed, Bath and Beyond, Inc.*         720,038
   18,500   Best Buy, Inc.*                   1,135,438
   12,900   Borders Group, Inc.*                321,694
      300   CompUSA, Inc.*                        3,919
        1   Consolidated Stores Corp.*               20
   12,000   Dollar Tree Stores, Inc.*           524,250
      400   Fred Meyer, Inc.*                    24,100
      750   Gap, Inc.                            42,188
      200   Home Depot, Inc.                     12,238
   96,000   Just For Feet, Inc.*              1,668,000
    4,200   Lands End, Inc.*                    113,138
    7,900   Ross Stores, Inc.                   311,063
      100   Tandy Corp.                           4,119
   16,600   The Finish Line, Inc.* (a)          132,800
    4,600   Tiffany & Co.                       238,625
                                           ------------
                                              6,518,555
                                           ------------
            SAVINGS & LOANS (0.1%)
    4,900   TCF Financial Corp.                 118,519
                                           ------------
            SECURITIES & COMMERCIAL BROKERS (0.8%)
      100   American Express Co.                 10,225
      100   Amresco, Inc.*                          875
      100   Fannie Mae                            7,400
      900   Franklin Resources, Inc.* (a)        28,800
   20,700   Price, T Rowe Associates,
            Inc. (a)                            708,975
      150   Schwab, Charles Corp.                 8,428
                                           ------------
                                                764,703
                                           ------------
            TEXTILE (0.5%)
    7,300   Unifi, Inc.                         142,806
   10,900   Westpoint Stevens, Inc.* (a)        344,031
                                           ------------
                                                486,837
                                           ------------
            TIMESHARE & SOFTWARE (14.0%)
   74,600   America Online, Inc.*            11,936,000
      600   Broadcast.com, Inc.* (a)             45,900
    1,200   Ebay, Inc.* (a)                     289,500
   12,250   Fiserv, Inc.*                       630,109
      150   Paychex, Inc.                         7,716
    6,100   Policy Management Systems
            Corp.*                              308,050
    3,500   Unigraphics Solutions, Inc.*         50,750
                                           ------------
                                             13,268,025
                                           ------------

-------------------------------------------------------
   SHARES   SECURITY                              VALUE
-------------------------------------------------------
            TRUCKING (0.1%)
      400   CNF Transportation, Inc.       $     15,025
                                           ------------
            UTILITIES--ELECTRIC (1.3%)
    8,500   Interstate Energy Corp.             274,125
   31,600   LG & E Energy Corp.                 894,675
                                           ------------
                                              1,168,800
                                           ------------
            UTILITIES--GAS/PIPELINES (0.3%)
    5,200   K N Energy, Inc.                    189,150
      300   MCN Energy Group, Inc.                5,719
    8,000   Seagull Energy Corp.*                50,500
                                           ------------
                                                245,369
                                           ------------
            UTILITIES--TELEPHONE (2.1%)
      100   AirTouch Communications,
            Inc.*                                 7,213
      922   Alltel Corp.                         55,147
      200   Ameritech Corp.                      12,675
      200   Bell Atlantic Co.                    10,600
   21,700   Cincinnati Bell, Inc.               820,531
      191   Qwest Communications
            International, Inc.*                  9,550
   19,151   SBC Communications, Inc.          1,026,972
      100   U S West, Inc.                        6,463
                                           ------------
                                              1,949,151
                                           ------------
            TOTAL COMMON STOCK               90,392,423
                                           ------------
            (cost $66,829,488)
            MUTUAL FUNDS (2.5%)
2,296,023   The One Group Prime Money
            Market Fund                       2,296,023
                                           ------------
            (cost $2,296,023)
---------
PRINCIPAL
---------
            SHORT-TERM SECURITIES HELD AS COLLATERAL
            (9.4%)
$8,671,517  Lehman Brothers A2/P2
            Tri-Party Repurchase
            Agreement 5.50%, dated
            12/31/98, due 01/04/99,
            collateralized by RACERS
            1998-MM-12-2, 06/07/99,
            market value $9,105,568           8,671,517
                                           ------------
            (cost $8,671,517)
            TOTAL INVESTMENTS              $101,359,963
                                           ============
            (cost $77,797,028)

 22              THE ONE GROUP(R) INVESTMENT TRUST ANNUAL REPORT

                       THE ONE GROUP(R) INVESTMENT TRUST

                           GROWTH OPPORTUNITIES FUND

           STATEMENT OF INVESTMENTS -- DECEMBER 31, 1998 (CONTINUED)

--------------------------------------------------------------------------------

Cost for federal income tax purposes: $78,093,864

* Denotes a non-income producing security.

The abbreviations in the above statement stand for the following:

    ADR    American Depository Receipt

Portfolio holding percentages represent market value as a percentage of net assets.

(a) A portion of this security was loaned as of December 31, 1998.

See accompanying notes to financial statements.

                THE ONE GROUP(R) INVESTMENT TRUST ANNUAL REPORT               23

                       THE ONE GROUP(R) INVESTMENT TRUST

                           LARGE COMPANY GROWTH FUND

                 STATEMENT OF INVESTMENTS -- DECEMBER 31, 1998

---------------------------------------------------------
  SHARES                SECURITY                VALUE
---------------------------------------------------------
             COMMON STOCK (95.1%)
             AIR TRANSPORT (0.1%)
     3,200   Southwest Airlines Co.          $     71,800
                                             ------------
             AIRCRAFT (0.2%)
     3,800   United Technologies Corp.            413,250
                                             ------------
             BANKS (2.9%)
    29,900   Chase Manhattan Corp.              2,035,069
     9,900   Fifth Third Bancorp.                 705,994
    26,175   MBNA Corp.                           652,739
    11,600   National City Corp.                  841,000
     8,200   State Street Corp.                   570,413
    24,966   US Bancorp Class A                   886,293
     2,100   Washington Mutual, Inc.               80,194
                                             ------------
                                                5,771,702
                                             ------------
             BEVERAGES (4.1%)
    12,900   Anheuser-Busch Cos., Inc.            846,562
    86,300   Coca Cola Co.                      5,771,312
     7,000   Coca-Cola Enterprises, Inc.          250,250
    36,000   PepsiCo, Inc.                      1,473,750
                                             ------------
                                                8,341,874
                                             ------------
             BROADCASTING (1.0%)
    13,700   Comcast Corp. Class A                804,019
    21,200   Tele-Communications, Inc.
             Class A*                           1,172,625
                                             ------------
                                                1,976,644
                                             ------------
             BUSINESS EQUIPMENT/SERVICES (0.8%)
     3,300   Omnicom Group, Inc.                  191,400
     8,300   Staples, Inc.*                       362,606
    23,900   Waste Management, Inc.             1,114,338
                                             ------------
                                                1,668,344
                                             ------------
             CHEMICALS--PETROLEUM AND INORGANIC (1.3%)
    31,100   Du Pont (E.I.) De Nemours &
             Co.                                1,650,244
    20,400   Monsanto Co.                         969,000
                                             ------------
                                                2,619,244
                                             ------------
             COMMUNICATION--EQUIPMENT (6.9%)
     5,800   Ascend Communications, Inc.*         381,350
    16,600   BMC Software, Inc.*                  739,737
    67,825   Cisco Systems, Inc.*               6,295,008
    46,650   Lucent Technologies, Inc.          5,131,500
    16,800   Northern Telecom Ltd. (a)            842,100
     7,000   Tellabs, Inc.*                       479,938
                                             ------------
                                               13,869,633
                                             ------------

---------------------------------------------------------
  SHARES                SECURITY                VALUE
---------------------------------------------------------
             COMPUTER--MAIN/MINI (3.8%)
    34,300   International Business
             Machines Corp.                  $  6,336,925
    10,900   Xerox Corp.                        1,286,200
                                             ------------
                                                7,623,125
                                             ------------
             COMPUTER--MICRO (2.7%)
    72,100   Dell Computer Corp.*               5,276,819
     4,100   Gateway 2000, Inc.*                  209,869
                                             ------------
                                                5,486,688
                                             ------------
             COMPUTER--PERIPHERAL (9.1%)
    18,950   Computer Associates
             International, Inc.                  807,744
       100   Compuware Corp.*                       7,812
    25,800   EMC Corp.*                         2,193,000
   104,100   Microsoft Corp.*                  14,437,369
    18,800   Oracle Corp.*                        810,750
    16,700   Parametric Technology Corp.*         271,375
                                             ------------
                                               18,528,050
                                             ------------
             COSMETIC AND TOILETRY (1.3%)
     6,600   Avon Products, Inc.                  292,050
    48,374   Gillette Co. (The)                 2,337,069
                                             ------------
                                                2,629,119
                                             ------------
             ELECTRICAL EQUIPMENT (7.1%)
    12,400   Emerson Electric Co.                 750,200
   116,800   General Electric Co.              11,920,900
    20,900   Tyco International Ltd.            1,576,644
                                             ------------
                                               14,247,744
                                             ------------
             ELECTRONIC COMPONENTS (3.5%)
    60,100   Intel Corp.                        7,125,606
                                             ------------
             FINANCE COMPANIES (0.1%)
     2,400   Capital One Financial Corp.          276,000
                                             ------------
             FOOD AND RELATED (3.0%)
     9,100   BestFoods                            484,575
    19,200   Campbell Soup Co.                  1,056,000
    11,000   ConAgra, Inc.                        346,500
    11,600   Heinz (H.J.) Co.                     656,850
     9,200   Kellogg Co. (a)                      313,950
     7,400   Ralston-Ralston Purina Group         239,575
    31,600   Sara Lee Corp.                       890,725
    24,100   Unilever N.V.                      1,998,794
        90   Vlasic Foods International,
             Inc.*                                  2,143
                                             ------------
                                                5,989,112
                                             ------------
             FOREST AND PAPER PRODUCTS (0.4%)
    16,200   Kimberly Clark Corp.                 882,900
                                             ------------

 24              THE ONE GROUP(R) INVESTMENT TRUST ANNUAL REPORT

                       THE ONE GROUP(R) INVESTMENT TRUST

                           LARGE COMPANY GROWTH FUND

           STATEMENT OF INVESTMENTS -- DECEMBER 31, 1998 (CONTINUED)

---------------------------------------------------------
  SHARES                SECURITY                VALUE
---------------------------------------------------------
             HEALTHCARE--DRUGS (11.0%)
    42,400   Abbott Laboratories             $  2,077,600
     5,800   Amgen, Inc.*                         606,462
     9,300   Cardinal Health, Inc. (a)            705,637
    34,600   Eli Lilly & Co.                    3,075,075
    41,200   Merck & Co., Inc.*                 6,084,725
    47,400   Pfizer, Inc.                       5,945,737
    67,800   Schering-Plough Corp.              3,745,950
                                             ------------
                                               22,241,186
                                             ------------
             HEALTHCARE--GENERAL (7.8%)
    44,900   American Home Products Corp.       2,528,431
     7,500   Baxter International, Inc.           482,344
    14,000   Boston Scientific, Inc.* (a)         375,375
    42,000   Bristol-Meyers Squibb Co.          5,620,125
    43,200   Johnson & Johnson                  3,623,400
    42,000   Warner-Lambert Co.                 3,157,875
                                             ------------
                                               15,787,550
                                             ------------
             HOSPITAL SUPPLY AND MANAGEMENT (1.6%)
     4,100   Guidant Corp.                        452,025
    13,700   HBO & Co.                            393,019
     4,100   IMS Health, Inc.                     309,294
    27,000   Medtronic, Inc.                    2,004,750
                                             ------------
                                                3,159,088
                                             ------------
             HOTELS AND GAMING (0.1%)
     7,100   Hilton Hotels Corp. (a)              135,787
                                             ------------
             HOUSEHOLD--GENERAL PRODUCTS (2.9%)
    11,600   Colgate-Palmolive Co.              1,077,350
     5,900   Newell Co. (a)                       243,375
    50,500   Procter & Gamble Co.               4,611,281
                                             ------------
                                                5,932,006
                                             ------------
             INSURANCE--PROPERTY CASUALTY (1.7%)
    34,762   American International Group,
             Inc.                               3,358,878
                                             ------------
             LEISURE TIME INDUSTRY (0.1%)
     6,300   Mattel, Inc.                         143,719
                                             ------------
             MULTIPLE INDUSTRY (0.4%)
     9,900   Minnesota Mining &
             Manufacturing Co.                    704,137
                                             ------------
             PETROLEUM--SERVICES (0.5%)
     5,400   Halliburton Co.                      159,975
    19,100   Schlumberger Ltd.                    880,988
                                             ------------
                                                1,040,963
                                             ------------
             PUBLISHING (0.3%)
     9,500   Gannett Co., Inc.                    612,750
                                             ------------

---------------------------------------------------------
  SHARES                SECURITY                VALUE
---------------------------------------------------------
             RETAIL--FOOD STORES (0.8%)
    10,800   Kroger Co.*                     $    653,400
    17,900   Walgreen Co.                       1,048,269
                                             ------------
                                                1,701,669
                                             ------------
             RETAIL--GENERAL (4.4%)
     1,600   Costco Cos., Inc.*                   115,500
    11,600   Dayton Hudson Corp.                  629,300
     2,900   Family Dollar Stores, Inc.            63,800
     8,300   Kohls Corp.*                         509,931
    13,400   TJX Cos., Inc.                       388,600
    87,800   Wal-Mart Stores, Inc.              7,150,213
                                             ------------
                                                8,857,344
                                             ------------
             RETAIL--SPECIALITY (3.0%)
    13,300   CVS Corp.                            731,500
    15,750   GAP, Inc.                            885,937
    52,800   Home Depot, Inc.                   3,230,700
    77,000   Just For Feet, Inc.*               1,337,875
                                             ------------
                                                6,186,012
                                             ------------
             SECURITY AND COMMISSION BROKER (2.1%)
    14,600   American Express Co.               1,492,850
       400   Fannie Mae                            29,600
     9,600   Franklin Resources, Inc. (a)         307,200
    33,200   Freddie Mac                        2,139,325
        50   Marsh & McLennan Cos., Inc.            2,922
       100   Morgan Stanley Dean Witter &
             Co.                                    7,100
     1,600   Price, T Rowe Associates, Inc.
             (a)                                   54,800
     5,175   Schwab, Charles Corp.                290,770
                                             ------------
                                                4,324,567
                                             ------------
             TIMESHARE AND SOFTWARE (1.5%)
     7,800   America Online, Inc.* (a)          1,248,000
    10,800   Automatic Data Processing,
             Inc.                                 866,025
     4,500   Computer Science Corp.               289,969
    10,800   Entrust Technologies* (a)            257,850
     8,300   Paychex, Inc.                        426,931
                                             ------------
                                                3,088,775
                                             ------------
             TOBACCO (2.1%)
    77,100   Philip Morris Cos., Inc.           4,124,850
     4,200   UST, Inc.                            146,475
                                             ------------
                                                4,271,325
                                             ------------
             UTILITY--TELEPHONE (6.5%)
    17,400   AirTouch Communications, Inc.*     1,254,975
    37,400   Ameritech Corp.                    2,370,225
    51,800   Bell Atlantic Co.                  2,745,400
    33,300   GTE Corp.                          2,164,500

                THE ONE GROUP(R) INVESTMENT TRUST ANNUAL REPORT               25

                       THE ONE GROUP(R) INVESTMENT TRUST

                           LARGE COMPANY GROWTH FUND

           STATEMENT OF INVESTMENTS -- DECEMBER 31, 1998 (CONTINUED)

---------------------------------------------------------
  SHARES                SECURITY                VALUE
---------------------------------------------------------
             UTILITY--TELEPHONE (CONTINUED)
    11,700   MCI WorldCom, Inc.              $    839,475
    69,100   SBC Communications, Inc.*          3,705,488
                                             ------------
                                               13,080,063
                                             ------------
             TOTAL COMMON STOCK               192,146,654
                                             ------------
             (cost $136,163,248)
             MUTUAL FUNDS (4.4%)
 8,835,574   The One Group Prime Money
             Market Fund (cost $8,835,574)      8,835,574
                                             ------------

---------------------------------------------------------
PRINCIPAL    SECURITY                           VALUE
---------------------------------------------------------
             REPURCHASE AGREEMENT (.5%)
$1,000,000   Prudential Securities, Inc.
             dated 12/31/98, due 01/04/99
             Collateralized by $931,000
             U.S. Treasury Note, 7.50%, due
             05/15/02, market value
             $1,020,148.00                   $  1,000,000
                                             ------------
             (cost $1,000,000)
             SHORT-TERM SECURITIES HELD AS COLLATERAL
             (1.6%)
 3,330,837   Lehman Brothers A2/P2
             Tri-Party Repurchase Agreement
             5.50%, dated 12/31/98, due
             01/04/99, collateralized by
             RACERS 1998-MM-12-2, 06/07/99,
             market value $3,497,562            3,330,837
                                             ------------
             (cost $3,330,837)
             TOTAL INVESTMENTS               $205,313,065
                                             ============
             (cost $149,329,659)

--------------------------------------------------------------------------------

Cost for federal income tax purposes: $149,403,223

 *  Denotes a non-income producing security.

Portfolio holding percentages represent market value as a percentage of net assets.

(a) A portion of this security was loaned as of December 31, 1998.

See accompanying notes to financial statements.

 26              THE ONE GROUP(R) INVESTMENT TRUST ANNUAL REPORT

                       THE ONE GROUP(R) INVESTMENT TRUST

                               EQUITY INDEX FUND

                 STATEMENT OF INVESTMENTS -- DECEMBER 31, 1998

---------------------------------------------------------
  SHARES                SECURITY                 VALUE
---------------------------------------------------------
             COMMON STOCK (94.4%)
             AIR TRANSPORT (0.4%)
       300   AMR Corp.*                       $    17,812
       200   Delta Air Lines, Inc. (a)             10,400
       200   FDX Corp.*                            17,800
       450   Southwest Airlines Co.                10,097
       100   U.S. Airways Group, Inc.*              5,200
                                              -----------
                                                   61,309
                                              -----------

             AIRCRAFT (0.8%)
     1,400   Boeing Co., The                       45,675
       300   Lockheed Martin Corp.                 25,425
       100   Northrop Grumman Corp.                 7,312
       300   United Technologies Corp.             32,625
                                              -----------
                                                  111,037
                                              -----------

             ALUMINUM (0.3%)
       300   Alcan Aluminium Ltd.                   8,119
       300   Aluminum Co. of America               22,369
       100   Reynolds Metals Co.                    5,269
                                              -----------
                                                   35,757
                                              -----------
             APPAREL (0.2%)
       100   Fruit of the Loom, Inc.*               1,381
       100   Liz Claiborne, Inc.                    3,156
       400   Nike, Inc. Class B                    16,225
       100   Reebok International Ltd.*             1,487
       100   Russell Corp.                          2,031
       200   V.F. Corp.                             9,375
                                              -----------
                                                   33,655
                                              -----------

             BANKS (8.1%)
     1,000   Bank of New York Co., Inc.            40,250
     1,586   Bank One Corp.                        80,985
     2,392   BankAmerica Corp.                    143,819
       400   BankBoston Corp.                      15,575
       100   Bankers Trust Corp.                    8,544
       400   BB&T Corp.                            16,125
     1,200   Chase Manhattan Corp.                 81,675
     3,150   Citigroup, Inc.                      155,925
       200   Comerica, Inc.                        13,637
       400   Fifth Third Bancorp                   28,525
       100   Firstar Corp.                          9,325
     1,400   First Union Corp.                     85,137
       800   Fleet Financial Group, Inc.           35,750
       310   Huntington Bancshares, Inc.            9,319
       600   KeyCorp                               19,200
     1,050   MBNA Corp.                            26,184
       400   Mellon Bank Corp.                     27,500
       200   Mercantile Bancorp, Inc.               9,225
       200   Morgan, J P & Co., Inc.               21,012
       500   National City Corp.                   36,250
       200   Northern Trust Corp.                  17,462
       400   PNC Bank Corp.                        21,650
       300   Regions Financial Corp.               12,094

---------------------------------------------------------
  SHARES                SECURITY                 VALUE
---------------------------------------------------------
             BANKS (CONTINUED)
       100   Republic New York Corp.          $     4,556
       200   State Street Corp.                    13,912
       200   Summit Bancorp.                        8,737
       300   Suntrust Banks, Inc.                  22,950
       350   Synovus Financial Corp.                8,531
       200   Union Planters Corp.                   9,062
     1,000   US Bancorp Class A                    35,500
       300   Wachovia Corp.                        26,231
       818   Washington Mutual, Inc.               31,237
     2,200   Wells Fargo Co.                       87,862
                                              -----------
                                                1,163,746
                                              -----------

             BEVERAGES (2.8%)
       100   Adolph Coors Co.                       5,644
       700   Anheuser-Busch Cos., Inc.             45,937
       100   Brown-Forman Corp. Class B             7,569
     3,400   Coca Cola Co.                        227,375
       500   Coca-Cola Enterprises, Inc.           17,875
     2,000   PepsiCo, Inc.                         81,875
       500   Seagram Co. Ltd.                      19,000
                                              -----------
                                                  405,275
                                              -----------

             BROADCASTING (2.1%)
     1,000   CBS Corp.                             32,750
       400   Clear Channel Communications,
             Inc.*                                 21,800
       500   Comcast Corp. Class A                 29,344
       100   King World Productions, Inc.*          2,944
       800   MediaOne Group, Inc.* (a)             37,600
       700   Tele-Communications, Inc. Class
             A*                                    38,719
     1,700   Time Warner, Inc.                    105,506
       500   Viacom, Inc. Class B*                 37,000
                                              -----------
                                                  305,663
                                              -----------

             BUSINESS EQUIPMENT & SERVICES (1.5%)
       200   Browning Ferris Industries             5,687
       100   Ceridian Corp.*                        6,981
       100   Deluxe Corp.*                          3,656
       200   Dun & Bradstreet Corp.                 6,312
       200   Ecolab, Inc.                           7,237
       700   Electronic Data Systems Corp.         35,175
       600   First Data Corp.                      19,012
       100   H&R Block, Inc.                        4,500
       100   IKON Office Solutions, Inc.              856
       200   Interpublic Group of Cos., Inc.       15,950
       500   Laidlaw, Inc.                          5,031
       200   Omnicom Group                         11,600
       400   Pitney Bowes, Inc.                    26,425
       200   R. R. Donnelley & Sons Co.             8,762
       100   Ryder System, Inc.                     2,600
       400   Service Corp. International           15,225
       800   Waste Management, Inc.                37,300
                                              -----------
                                                  212,309
                                              -----------

                THE ONE GROUP(R) INVESTMENT TRUST ANNUAL REPORT               27

                       THE ONE GROUP(R) INVESTMENT TRUST

                               EQUITY INDEX FUND

           STATEMENT OF INVESTMENTS -- DECEMBER 31, 1998 (CONTINUED)

---------------------------------------------------------
  SHARES                SECURITY                 VALUE
---------------------------------------------------------
             CAPITAL EQUIPMENT (0.7%)
       100   Aeroquip-Vickers, Inc.           $     2,994
       500   Caterpillar, Inc.                     23,000
       100   Cummins Engine Co., Inc.               3,550
       100   Fluor Corp.                            4,256
       100   Foster Wheeler Corp.                   1,319
       100   Harnischfeger Industries, Inc.         1,019
       300   Illinois Tool Works, Inc.             17,400
       200   Ingersoll-Rand Co.                     9,387
       100   McDermott International, Inc.          2,469
       100   Milacron, Inc.                         1,925
       100   NACCO Industries, Inc.                 9,200
       100   PACCAR, Inc.                           4,112
       200   Parker-Hannifin Corp.                  6,550
       100   Snap-on, Inc.                          3,481
       200   Thermo Electron Corp.*                 3,387
       100   Timken Co. (The)                       1,888
                                              -----------
                                                   95,937
                                              -----------

             CHEMICALS--SPECIALTY (0.4%)
       300   Air Products & Chemicals, Inc.        12,000
       200   Avery Dennison Corp.                   9,012
       100   Eastman Chemical Co.                   4,475
       200   Engelhard Corp.                        3,900
       100   Great Lakes Chemical Corp.             4,000
       200   Morton International, Inc.             4,900
       100   Nalco Chemical Co.                     3,100
       200   Pall Corp.                             5,062
       200   Praxair, Inc.                          7,050
       100   Sigma-Aldrich Corp.                    2,937
                                              -----------
                                                   56,436
                                              -----------

             CHEMICALS--PETROLEUM & INORGANIC (1.2%)
       300   Dow Chemical Co.                      27,281
     1,600   Du Pont (E.I.) De Nemours & Co.       84,900
       100   Goodrich (B.F.) Co.                    3,587
       100   Hercules, Inc.                         2,737
       900   Monsanto Co.                          42,750
       300   Rohm & Haas Co.                        9,037
       200   Union Carbide Corp.                    8,500
       100   W.R. Grace & Co.*                      1,569
                                              -----------
                                                  180,361
                                              -----------

             COMMUNICATION EQUIPMENT (3.8%)
       500   3Com Corp.*                           22,406
       100   Andrew Corp.*                          1,650
       300   Ascend Communications, Inc.*          19,725
       300   BMC Software, Inc.*                   13,369
       200   Cabletron System, Inc.*                1,675
     2,200   Cisco Systems, Inc.*                 204,187
       200   General Instrument Corp.*              6,787
       100   Harris Corp.                           3,662
     1,800   Lucent Technologies, Inc.            198,000
       860   Northern Telecom Ltd.                 43,107

---------------------------------------------------------
  SHARES                SECURITY                 VALUE
---------------------------------------------------------
             COMMUNICATION EQUIPMENT (CONTINUED)
       500   Novell, Inc.*                    $     9,062
       100   Scientific-Atlanta, Inc.               2,281
       300   Tellabs, Inc.*                        20,569
                                              -----------
                                                  546,480
                                              -----------

             COMPUTERS--MAIN/MINI (2.9%)
       200   Data General Corp.*                    3,287
     1,400   Hewlett-Packard Co.                   95,637
     1,300   International Business Machines
             Corp.                                240,175
       200   Silicon Graphics, Inc.                 2,575
       400   Unisys Corp.*                         13,775
       500   Xerox Corp.                           59,000
                                              -----------
                                                  414,449
                                              -----------

             COMPUTERS--MICRO (2.0%)
       200   Apple Computer, Inc.* (a)              8,187
     2,394   Compaq Computer Corp.                100,398
     1,800   Dell Computer Corp.*                 131,737
       200   Gateway 2000, Inc.*                   10,237
       500   Sun Microsystems, Inc.*               42,812
                                              -----------
                                                  293,371
                                              -----------

             COMPUTERS--PERIPHERAL (4.5%)
       100   Adobe Systems, Inc.                    4,675
       100   Autodesk, Inc.                         4,269
       700   Computer Associates
             International, Inc.                   29,837
       100   Compuware Corp.*                       7,813
       700   EMC Corp.*                            59,500
     3,400   Microsoft Corp.*                     471,537
     1,300   Oracle Corp.*                         56,062
       400   Parametric Technology Corp.*           6,500
       300   PeopleSoft, Inc.*                      5,681
       300   Seagate Technology, Inc.*              9,075
                                              -----------
                                                  654,949
                                              -----------

             CONSTRUCTION MATERIALS (0.2%)
       100   Black & Decker Corp.                   5,606
       150   Crane Co.                              4,528
       100   Owens Corning                          3,544
       200   PPG Industries, Inc.                  11,650
       200   Sherwin-Williams Co.                   5,875
       100   Stanley Works (The)                    2,775
                                              -----------
                                                   33,978
                                              -----------

             CONTAINERS (0.1%)
       100   Ball Corp.                             4,575
       100   Bemis, Inc.                            3,794
       200   Crown Cork & Seal Co., Inc.            6,162
                                              -----------
                                                   14,531
                                              -----------

 28              THE ONE GROUP(R) INVESTMENT TRUST ANNUAL REPORT

                       THE ONE GROUP(R) INVESTMENT TRUST

                               EQUITY INDEX FUND

           STATEMENT OF INVESTMENTS -- DECEMBER 31, 1998 (CONTINUED)

---------------------------------------------------------
  SHARES                SECURITY                 VALUE
---------------------------------------------------------
             COSMETIC/TOILETRY (0.7%)
       400   Avon Products, Inc.              $    17,700
     1,500   Gillette Company (The)                72,469
       100   International Flavor and Fra-
             grances, Inc.                          4,419
                                              -----------
                                                   94,588
                                              -----------

             DEFENSE (0.4%)
       100   EG&G, Inc.                             2,781
       200   General Dynamics Corp.                11,725
       500   Raytheon Co.                          26,625
       300   Rockwell International Corp.          14,569
                                              -----------
                                                   55,700
                                              -----------

             ELECTRICAL EQUIPMENT (4.2%)
       300   Dover Corp.                           10,987
       600   Emerson Electric Co.                  36,300
     4,500   General Electric Co.                 459,281
       200   Grainger (W.W.), Inc.                  8,325
       876   Tyco International Ltd.               66,083
       100   Cooper Industries, Inc.                4,769
       200   Honeywell, Inc.                       15,062
       100   Johnson Controls, Inc.                 5,900
                                              -----------
                                                  606,707
                                              -----------

             ELECTRONIC COMPONENTS (2.9%)
       300   AMP, Inc.                             15,619
       200   Advanced Micro Devices, Inc.*          5,787
     2,300   Intel Corp.                          272,694
       200   LSI Logic Corp.*                       3,225
       300   Micron Technology, Inc.*              15,169
       800   Motorola, Inc.                        48,850
       200   National Semiconductor Corp.*          2,700
       100   Raychem Corp.                          3,231
       500   Texas Instruments, Inc.               42,781
       100   Thomas & Betts Corp.                   4,331
                                              -----------
                                                  414,387
                                              -----------
             ELECTRONIC INSTRUMENTS (0.3%)
       500   Applied Materials, Inc.*              21,344
       100   KLA-Tencor Corp.*                      4,337
       100   Perkin-Elmer Corp. (The)               9,756
       100   Tektronix, Inc.                        3,006
                                              -----------
                                                   38,443
                                              -----------
             FARM MACHINERY (0.1%)
       100   Case Corp.                             2,181
       300   Deere & Co.                            9,937
       100   Navistar International Corp.*          2,850
                                              -----------
                                                   14,968
                                              -----------
             FINANCE COMPANIES (0.6%)
     1,000   Associates First Capital Corp.        42,375
       100   Capital One Financial Corp.           11,500

---------------------------------------------------------
  SHARES                SECURITY                 VALUE
---------------------------------------------------------
             FINANCE COMPANIES (CONTINUED)
       200   Countrywide Credit Industries,
             Inc.                             $    10,037
       706   Household International, Inc.         27,975
                                              -----------
                                                   91,887
                                              -----------

             FOOD & RELATED (2.4%)
       815   Archer-Daniels Midland Co.            14,008
       400   BestFoods                             21,300
       600   Campbell Soup Co.                     33,000
       700   ConAgra, Inc.                         22,050
       200   General Mills, Inc.                   15,550
       500   Heinz (H.J.) Co.                      28,312
       200   Hershey Foods Corp.                   12,437
       600   Kellogg Co.                           20,475
       300   Pioneer Hi-Bred International,
             Inc.                                   8,100
       200   Quaker Oats Co.                       11,900
       400   Ralston Purina Group                  12,950
     1,300   Sara Lee Corp.                        36,644
       200   Supervalu, Inc.                        5,600
       500   Sysco Corp.                           13,719
       900   Unilever NV N.Y. Shares               74,644
       200   Wrigley (Wm.) Jr. Co.                 17,912
                                              -----------
                                                  348,601
                                              -----------

             FOREST/PAPER PRODUCTS (0.8%)
       100   Boise Cascade Corp.                    3,100
       100   Champion International Corp.           4,050
       100   Georgia Pacific Corp.                  5,856
       400   International Paper Co.               17,925
       700   Kimberly Clark Corp.                  38,150
       100   Louisiana-Pacific Corp.                1,831
       100   Mead Corp.                             2,931
       200   Owens-Illinois, Inc.*                  6,125
       100   Sealed Air Corp.*                      5,106
       100   Temple-Inland, Inc.                    5,931
       100   Union Camp Corp.                       6,750
       100   Westvaco Corp.                         2,681
       300   Weyerhauser Co.                       15,244
       200   Willamette Industries, Inc.            6,700
                                              -----------
                                                  122,380
                                              -----------

             FURNITURE (0.1%)
       100   Armstrong World Industries,
             Inc.                                   6,031
       500   Masco Corp.                           14,375
                                              -----------
                                                   20,406
                                              -----------

             GOLD/PRECIOUS METALS (0.1%)
       500   Barrick Gold Corp.                     9,750
       400   Battle Mountain Gold Co.               1,650
       300   Homestake Mining Co.                   2,756
       300   Placer Dome, Inc.                      3,450
                                              -----------
                                                   17,606
                                              -----------

                THE ONE GROUP(R) INVESTMENT TRUST ANNUAL REPORT               29

                       THE ONE GROUP(R) INVESTMENT TRUST

                               EQUITY INDEX FUND

           STATEMENT OF INVESTMENTS -- DECEMBER 31, 1998 (CONTINUED)

---------------------------------------------------------
  SHARES                SECURITY                 VALUE
---------------------------------------------------------
             HEALTH CARE--DRUGS (6.4%)
     2,100   Abbott Laboratories              $   102,900
       100   Allergan, Inc.                         6,475
       100   Alza Corp.* (a)                        5,225
       400   Amgen, Inc.*                          41,825
       250   Cardinal Health, Inc. (a)             18,969
     1,500   Eli Lilly & Co.                      133,312
     1,600   Merck & Co., Inc.*                   236,300
       100   Millipore Corp.                        2,844
     1,800   Pfizer, Inc.                         225,787
       700   Pharmacia Upjohn, Inc.                39,637
     2,000   Schering-Plough Corp.                110,500
                                              -----------
                                                  923,774
                                              -----------

             HEALTH CARE--GENERAL (4.2%)
     1,800   American Home Products Corp.         101,362
       100   Bausch & Lomb, Inc.                    6,000
       400   Baxter International, Inc.            25,725
       300   Becton, Dickinson and Co.             12,806
       200   Biomet, Inc.                           8,050
       500   Boston Scientific, Inc.* (a)          13,406
     1,400   Bristol-Meyers Squibb Co.            187,337
     1,900   Johnson & Johnson                    159,362
       100   Mallinckrodt, Inc.                     3,081
       100   St. Jude Medical, Inc.*                2,769
     1,100   Warner-Lambert Co.                    82,706
                                              -----------
                                                  602,604
                                              -----------

             HOME BUILDING, MOBILE HOMES (0.2%)
       100   Centex Corp.                           4,506
       100   Fleetwood Enterprises, Inc.            3,475
       100   Kaufman & Broad Home Corp.             2,875
       200   Loews Corp.                           19,650
       100   Pulte Corp.                            2,781
                                              -----------
                                                   33,287
                                              -----------
             HOSPITAL SUPPLY & MANAGEMENT (1.3%)
       200   Aetna, Inc.                           15,725
       100   Bard (C.R.), Inc.                      4,950
       900   Columbia/HCA Healthcare Corp.         22,275
       200   Guidant Corp.                         22,050
       600   HBO & Co.                             17,212
       200   HCR Manor Care, Inc.*                  5,875
       600   HealthSouth Corp.*                     9,262
       200   Humana, Inc.*                          3,562
       200   IMS Health, Inc.                      15,087
       700   Medtronic, Inc.                       51,975
       400   Tenet Healthcare Corp.*               10,500
       300   United HeathCare Corp.                12,919
                                              -----------
                                                  191,392
                                              -----------
             HOTELS & GAMING (0.1%)
       100   Harrah's Entertainment*                1,569
       400   Hilton Hotels Corp.                    7,650

---------------------------------------------------------
  SHARES                SECURITY                 VALUE
---------------------------------------------------------
             HOTELS & GAMING (CONTINUED)
       300   Marriott International, Inc.
             Class A                          $     8,700
       200   Mirage Resorts, Inc.*                  2,987
                                              -----------
                                                   20,906
                                              -----------

             HOUSEHOLD--GENERAL PRODUCTS (1.8%)
       100   American Greetings Corp. Class
             A                                      4,106
       100   Clorox Co.                            11,681
       400   Colgate-Palmolive Co.                 37,150
       300   Fort James Corp.                      12,000
       200   Fortune Brands, Inc.                   6,325
       100   Jostens, Inc.                          2,619
       200   Newell Co.                             8,250
     1,800   Procter & Gamble Co.                 164,362
       200   Rubbermaid, Inc.                       6,288
       100   Tupperware Corp.                       1,644
                                              -----------
                                                  254,425
                                              -----------

             HOUSEHOLD--MAJOR APPLIANCES (0.1%)
       100   Briggs & Stratton Corp.                4,988
       100   Maytag Corp.                           6,225
       100   Whirlpool Corp.                        5,538
                                              -----------
                                                   16,751
                                              -----------

             INSURANCE--LIFE (0.9%)
       300   American General Corp.                23,400
       200   AON Corp.                             11,075
       391   Conseco, Inc.                         11,950
       100   Jefferson-Pilot Corp.                  7,500
       200   Provident Cos., Inc.                   8,300
       150   Providian Corp.                       11,250
       300   SunAmerica, Inc.                      24,338
       200   Torchmark Corp.                        7,063
       100   Transamerica Corp.                    11,550
       200   UNUM Corp.                            11,675
                                              -----------
                                                  128,101
                                              -----------

             INSURANCE--PROPERTY/CASUALTY (2.0%)
     1,100   Allstate Corp.                        42,488
     1,400   American International Group,
             Inc.                                 135,275
       200   Chubb Corp.                           12,975
       300   CIGNA Corp.                           23,194
       200   Cincinnati Financial Corp.             7,325
       300   Hartford Financial Services
             Group, Inc.                           16,463
       100   Lincoln National Corp.                 8,181
       100   MBIA, Inc.                             6,556
       200   MGIC Investment Corp.                  7,963
       100   Progressive Corp. OH                  16,938
       200   SAFECO Corp.                           8,588
       300   St. Paul Cos., Inc. (a)               10,425
                                              -----------
                                                  296,371
                                              -----------

 30              THE ONE GROUP(R) INVESTMENT TRUST ANNUAL REPORT

                       THE ONE GROUP(R) INVESTMENT TRUST

                               EQUITY INDEX FUND

           STATEMENT OF INVESTMENTS -- DECEMBER 31, 1998 (CONTINUED)

---------------------------------------------------------
  SHARES                SECURITY                 VALUE
---------------------------------------------------------
             LEISURE TIME INDUSTRY (1.1%)
       800   Carnival Corp. Class A           $    38,400
     1,200   Cendant Corp.*                        22,875
       200   Hasbro, Inc.                           7,225
       100   Brunswick Corp.                        2,475
     2,800   Walt Disney Co.                       84,000
       400   Mattel, Inc.                           9,125
                                              -----------
                                                  164,100
                                              -----------

             MINING (0.1%)
       100   Asarco, Inc.                           1,506
       100   Cyprus Amax Minerals Co.               1,000
       100   Freeport-McMoRan Copper & Gold,
             Inc.                                   1,044
       100   Inco Ltd.                              1,056
       200   Newmont Mining Corp.                   3,613
       100   Phelps Dodge Corp.                     5,088
                                              -----------
                                                   13,307
                                              -----------

             MOTOR VEHICLE PARTS (0.2%)
       200   Autozone, Inc.*                        6,588
       192   Dana Corp.                             7,848
       100   Eaton Corp.                            7,069
       200   Genuine Parts Co.                      6,688
       100   ITT Industries, Inc.                   3,975
                                              -----------
                                                   32,168
                                              -----------
             MOTOR VEHICLES (1.1%)
     1,700   Ford Motor Co.                        99,769
       900   General Motors Corp.                  64,406
                                              -----------
                                                  164,175
                                              -----------

             MULTIPLE INDUSTRY (1.2%)
       800   Allied-Signal, Inc.                   35,450
       .35   Berkshire Hathaway, Inc. Class
             A*                                    24,500
       300   Corning, Inc.                         13,500
       200   Danaher Corp.                         10,863
       100   FMC Corp.*                             5,600
       100   Harcourt General, Inc.                 5,319
       600   Minnesota Mining &
             Manufacturing Co.                     42,675
       100   National Service Industries,
             Inc.                                   3,800
       200   Textron, Inc.                         15,188
       200   TRW, Inc.                             11,238
                                              -----------
                                                  168,133
                                              -----------
             PETROLEUM--DOMESTIC (0.8%)
       200   Anadarko Petroleum Corp.               6,175
       100   Apache Corp.                           2,531
       100   Ashland, Inc.                          4,838
       400   Atlantic Richfield Co.                26,100
       200   Burlington Resources, Inc.             7,163
       100   Kerr Mcgee Corp. (a)                   3,825
       500   Occidental Petroleum Corp.             8,438
       100   ORYX Energy Co.*                       1,344

---------------------------------------------------------
  SHARES                SECURITY                 VALUE
---------------------------------------------------------
             PETROLEUM--DOMESTIC (CONTINUED)
       400   Phillips Petroleum Co.           $    17,050
       100   Sunoco, Inc.                           3,606
       200   Tenneco, Inc.                          6,813
       300   Union Pacific Resources Group,
             Inc.                                   2,719
       300   Unocal Corp.                           8,756
       400   USX - Marathon Group                  12,050
                                              -----------
                                                  111,408
                                              -----------

             PETROLEUM--INTERNATIONAL (4.2%)
     3,000   Royal Dutch Petroleum Co.            143,625
       900   Chevron Corp.                         74,644
     3,400   Exxon Corp.                          248,625
     1,100   Mobil Corp.                           95,838
       700   Texaco, Inc.                          37,013
       100   Amerada Hess Corp.                     4,975
                                              -----------
                                                  604,720
                                              -----------

             PETROLEUM SERVICES (0.4%)
       370   Baker Hughes, Inc.                     6,544
       600   Halliburton Co.                       17,775
       800   Schlumberger Ltd.                     36,900
                                              -----------
                                                   61,219
                                              -----------

             PHOTO EQUIPMENT (0.2%)
       400   Eastman Kodak Co.                     28,800
       100   Polaroid Corp.                         1,869
                                              -----------
                                                   30,669
                                              -----------

             PUBLISHING (0.5%)
       100   Dow Jones & Co., Inc.                  4,813
       400   Gannett Co., Inc.                     25,800
       100   Knight-Ridder, Inc.                    5,113
       100   McGraw-Hill Cos., Inc.                10,188
       100   Meredith Corp.                         3,788
       300   New York Times Co. Class A            10,406
       100   Times Mirror Co. (The) (a)             5,600
       200   Tribune Co.                           13,200
                                              -----------
                                                   78,908
                                              -----------

             RAILROAD (0.4%)
       600   Burlington Northern Santa Fe
             Corp.                                 20,250
       300   CSX Corp.                             12,450
       500   Norfolk Southern Corp.                15,844
       300   Union Pacific Corp.                   13,519
                                              -----------
                                                   62,063
                                              -----------

             RESTAURANTS (0.6%)
       200   Darden Restaurants, Inc. (a)           3,600
       900   McDonald's Corp.                      68,963
       200   Tricon Global Restaurants,
             Inc.*                                 10,025
       200   Wendy's International, Inc.            4,363
                                              -----------
                                                   86,951
                                              -----------

                THE ONE GROUP(R) INVESTMENT TRUST ANNUAL REPORT               31

                       THE ONE GROUP(R) INVESTMENT TRUST

                               EQUITY INDEX FUND

           STATEMENT OF INVESTMENTS -- DECEMBER 31, 1998 (CONTINUED)

---------------------------------------------------------
  SHARES                SECURITY                 VALUE
---------------------------------------------------------
             RETAIL--FOOD STORES (1.2%)
       300   Albertson's, Inc. (a)            $    19,106
       400   American Stores Co.                   14,775
       400   Kroger Co.*                           24,200
       100   Longs Drug Stores Corp.                3,750
       400   Rite Aid Corp.                        19,825
       700   Safeway, Inc.*                        42,656
       100   The Great Atlantic & Pacific
             Tea Co., Inc.                          2,963
       700   Walgreen Co.                          40,994
       200   Winn-Dixie Stores, Inc.                8,975
                                              -----------
                                                  177,244
                                              -----------

             RETAIL--GENERAL MERCHANDISE (3.0%)
       300   Costco Cos., Inc.*                    21,656
       600   Dayton Hudson Corp.                   32,550
       100   Dillard's, Inc.                        2,838
       225   Dollar General Corp.                   5,316
       300   Federated Department Stores,
             Inc.*                                 13,069
       400   J. C. Penney Company, Inc.            18,750
       700   Kmart Corp.*                          10,719
       200   Kohls Corp.*                          12,288
       300   May Department Stores Co.             18,113
       200   Nordstrom, Inc.                        6,938
       500   Sears, Roebuck & Co.*                 21,250
       400   TJX Cos., Inc.                        11,600
     3,100   Wal-Mart Stores, Inc.                252,456
                                              -----------
                                                  427,543
                                              -----------
             RETAIL--SPECIALTY (2.0%)
       100   Circuit City Stores - Circuit
             City Group                             4,994
       100   Consolidated Stores Corp.*             2,019
       500   CVS Corp.                             27,500
       200   Fred Meyer, Inc.*                     12,050
       800   Gap, Inc.                             45,000
     2,200   Home Depot, Inc.                     134,613
       500   Lowe's Cos.                           25,594
       400   Staples, Inc.*                        17,475
       100   Tandy Corp.                            4,119
       300   The Limited, Inc.                      8,738
       200   The Pep Boys - Manny, Moe &
             Jack                                   3,138
       300   Toys 'R' Us, Inc.*                     5,063
                                              -----------
                                                  290,303
                                              -----------

             SAVINGS & LOANS (0.1%)
       100   Golden West Financial Corp.            9,169
                                              -----------

             SECURITY & COMMERCIAL BROKERS (2.8%)
       600   American Express Co.                  61,350
       200   Bear Stearns Cos., Inc. (a)            7,475
     1,400   Fannie Mae                           103,600
       300   Franklin Resources, Inc. (a)           9,600
       900   Freddie Mac                           57,994
       200   Lehman Brothers Holdings, Inc.         8,813

---------------------------------------------------------
  SHARES                SECURITY                 VALUE
---------------------------------------------------------
             SECURITY & COMMERCIAL BROKERS (CONTINUED)
       350   Marsh & McLennan Cos., Inc.      $    20,453
       500   Merrill Lynch & Co., Inc.             33,375
       800   Morgan Stanley Dean Witter &
             Co.*                                  56,800
       550   Schwab, Charles Corp.                 30,903
       200   Student Loan Market Association        9,600
                                              -----------
                                                  399,963
                                              -----------

             STEEL (0.1%)
       200   Allegheny Teledyne, Inc.               4,088
       100   Bethlehem Steel Corp.                    838
       100   Nucor Corp.                            4,325
       100   USX-U.S. Steel Group, Inc.             2,300
       100   Worthington Industries, Inc.           1,250
                                              -----------
                                                   12,801
                                              -----------

             TEXTILE (0.1%)
       100   Springs Industries, Inc. Class
             A                                      4,144
                                              -----------

             TIMESHARE & SOFTWARE (0.4%)
       400   Automatic Data Processing, Inc.       32,075
       200   Computer Science Corp.                12,888
       200   Equifax, Inc.                          6,838
       200   Paychex, Inc.                         10,288
                                              -----------
                                                   62,089
                                              -----------

             TIRES/RUBBER PRODUCTS (0.1%)
       100   Cooper Tire and Rubber Co.             2,044
       200   Goodyear Tire & Rubber Co.            10,088
                                              -----------
                                                   12,132
                                              -----------

             TOBACCO (1.4%)
       400   RJR Nabisco Holding Corp.             11,875
     3,400   Philip Morris Cos., Inc.             181,900
       300   UST, Inc.                             10,463
                                              -----------
                                                  204,238
                                              -----------

             UTILITIES--ELECTRIC (2.2%)
       200   AES Corp.*                             9,475
       200   Ameren Corp.                           8,538
       300   American Electric Power
             Company, Inc.                         14,119
       200   Carolina Power & Light Co.             9,413
       200   DTE Energy Corp.                       8,575
       300   Dominion Resources, Inc.              14,025
       300   PECO Energy Co.                       12,488
       500   PG&E Corp.                            15,750
       400   PacificCorp                            8,425
       200   Baltimore Gas and Electric Co.         6,175
       300   Central & Southwest Corp.              8,231
       200   Cinergy Corp.                          6,875
       300   Consolidated Edison, Inc.             15,863
       500   Duke Power Co.                        32,031
       500   Edison International                  13,938
       300   Entergy Corp.                          9,338

 32              THE ONE GROUP(R) INVESTMENT TRUST ANNUAL REPORT

                       THE ONE GROUP(R) INVESTMENT TRUST

                               EQUITY INDEX FUND

           STATEMENT OF INVESTMENTS -- DECEMBER 31, 1998 (CONTINUED)

---------------------------------------------------------
  SHARES                SECURITY                 VALUE
---------------------------------------------------------
             UTILITIES--ELECTRIC (CONTINUED)
       200   FPL Group, Inc.                  $    12,325
       200   GPU, Inc.                              8,838
       400   Houston Industries, Inc.              12,850
       200   New Century Energies, Inc.             9,750
       200   Niagara Mohawk Power Corp.*            3,225
       200   Northern States Power Co.              5,550
       200   PP&L Resources, Inc.                   5,575
       300   Public Service Enterprise
             Group, Inc.                           12,000
     1,000   Southern Co.                          29,063
       400   Texas Utilities Co.                   18,675
       300   Unicom Corp.                          11,569
                                              -----------
                                                  322,679
                                              -----------

             UTILITIES--GAS/PIPELINE (0.7%)
       300   Coastal Corp. (The)                   10,481
       150   Columbia Energy Group                  8,663
       100   Consolidated National Gas Co.          5,400
       100   Eastern Enterprises                    4,375
       500   Enron Corp.                           28,531
       300   FirstEnergy Corp.                      9,769
       100   NICOR, Inc.                            4,225
       100   ONEOK, Inc.                            3,613
       100   People's Energy Corp.                  3,988
       300   Sempra Energy                          7,613
       100   Sonat, Inc.                            2,706
       600   Williams Cos., (The)                  18,713
                                              -----------
                                                  108,077
                                              -----------

             UTILITIES--TELEPHONE (7.9%)
       800   AirTouch Communications, Inc.*        57,700
       400   Alltel Corp.                          23,925
     1,500   Ameritech Corp.                       95,063
     2,500   AT&T Corp.                           188,125
     2,100   Bell Atlantic Co.                    111,300
     2,600   Bellsouth Corp.                      129,675
       200   Frontier Corp.                         6,800
     1,300   GTE Corp.                             84,500
     2,570   MCI WorldCom, Inc.*                  184,403
       400   Nextel Communication*                  9,450

---------------------------------------------------------
  SHARES                SECURITY                 VALUE
---------------------------------------------------------
             UTILITIES--TELEPHONE (CONTINUED)
     2,700   SBC Communications, Inc.         $   144,788
       600   Sprint Corp.                          50,475
       550   Sprint PCS Group, Inc.*               12,719
       705   U S West Communications Group         45,561
                                              -----------
                                                1,144,484
                                              -----------
             TOTAL COMMON STOCK                13,665,214
                                              -----------
             (cost $12,307,823)

             PREFERRED STOCK (0.1%)
       100   Alberto Culver Class B                 2,669
                                              -----------
             (cost $2,959)

---------------------------------------------------------
  PRINCIPAL
---------------------------------------------------------
              U.S. GOVERNMENT OBLIGATIONS (.9%)
$    15,000   U.S. Treasury Bills, 4.41%,
              02/04/99                             14,944
     70,000   U.S. Treasury Bills, 4.30%,
              02/18/99                             69,620
     35,000   U.S. Treasury Bills, 4.29%,
              02/25/99                             34,783
     15,000   U.S. Treasury Bills, 4.35%,
              03/18/99                             14,868
                                              -----------
              TOTAL U.S. GOVERNMENT
              OBLIGATIONS                         134,215
                                              -----------
              (cost $134,165)
 ----------
     SHARES
 ----------
              MUTUAL FUNDS (4.2%)
    621,987   The One Group Prime Money
              Market Fund                         621,987
                                              -----------
              (cost $621,987)
 ----------
  PRINCIPAL
 ----------
              SHORT-TERM SECURITIES HELD AS
              COLLATERAL (1.0%)
$   138,974   Lehman Brothers A2/P2
              Tri-Party Repurchase Agreement
              5.50%, dated 12/31/98, due
              01/04/99, collateralized by
              RACERS 1998-MM-12-2, 06/07/99,
              market value $145,930               138,974
                                              -----------
              (cost $138,974)

              TOTAL INVESTMENTS               $14,563,059
                                              ===========
              (cost $13,205,908)

--------------------------------------------------------------------------------

Cost for federal income tax purposes: $13,209,899

* Denotes a non-income producing security.

Portfolio holding percentages represent market value as a percentage of net assets.

(a) A portion of this security was loaned as of December 31, 1998.

See accompanying notes to financial statements.

                THE ONE GROUP(R) INVESTMENT TRUST ANNUAL REPORT               33

                       THE ONE GROUP(R) INVESTMENT TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                    GOVERNMENT       ASSET          GROWTH       LARGE COMPANY     EQUITY
                                       BOND        ALLOCATION    OPPORTUNITIES      GROWTH          INDEX
                                    -----------   ------------   -------------   -------------   -----------
ASSETS
  Investments in securities, at
     value (cost $42,111,483,
     $90,999,623, $69,125,511,
     $144,998,822 and $13,066,934
     respectively)                  $42,934,859   $102,338,597    $92,688,446    $ 200,982,228   $14,424,085
  Repurchase agreements, at cost             --      1,353,206      8,671,517        4,330,837       138,974
                                    -----------   ------------    -----------    -------------   -----------
       Total investments             42,934,859    103,691,803    101,359,963      205,313,065    14,563,059
  Receivable for investment
     securities sold                         --             --             --               --        80,395
  Interest and dividends
     receivable                         289,970        578,889         44,079          186,227        14,745
  Withholding tax reclaim
     receivable                              --            227             --            1,043            30
  Prepaid assets                          1,400          3,174          3,328            6,946           251
  Deferred organization expenses            961          1,991          2,869            1,897            --
                                    -----------   ------------    -----------    -------------   -----------
       Total assets                  43,227,190    104,276,084    101,410,239      205,509,178    14,658,480
                                    -----------   ------------    -----------    -------------   -----------
LIABILITIES
  Payable for investments
     purchased                        1,019,368             --             --               --        17,143
  Payable for return of collateral
     received for securities on
     loan                                    --      1,353,206      8,671,517        3,330,837       138,974
  Investment advisory fee payable         9,644         55,660         45,038          106,050         4,937
  Administration fee payable              7,499         18,000         14,918           35,127         1,560
  Other accrued expenses                  3,509          4,284          5,058            2,456        15,147
                                    -----------   ------------    -----------    -------------   -----------
       Total liabilities              1,040,020      1,431,150      8,736,531        3,474,470       177,761
                                    -----------   ------------    -----------    -------------   -----------
NET ASSETS                          $42,187,170   $102,844,934    $92,673,708    $ 202,034,708   $14,480,719
                                    ===========   ============    ===========    =============   ===========
REPRESENTED BY:
  Capital                           $41,361,634   $ 91,110,984    $69,407,609    $ 146,107,612   $13,176,531
  Net unrealized appreciation on
     investments                        823,376     11,338,974     23,562,935       55,983,406     1,357,151
  Accumulated undistributed
     (distributions in excess of)
     realized gain (loss) on
     investments and financial
     futures                              2,160        367,455       (296,836)         (57,277)      (52,963)
  Accumulated undistributed
     (distributions in excess of)
     net investment income (loss)            --         27,521             --              967            --
                                    -----------   ------------    -----------    -------------   -----------
NET ASSETS                          $42,187,170   $102,844,934    $92,673,708    $ 202,034,708   $14,480,719
                                    ===========   ============    ===========    =============   ===========
Shares of beneficial interest
  outstanding, no par value
  (unlimited number of shares
  authorized)                         3,963,923      6,792,039      5,002,655        8,928,745     1,319,667
                                    ===========   ============    ===========    =============   ===========
NET ASSET VALUE, redemption and
  offering price per share          $     10.64   $      15.14    $     18.52    $       22.63   $     10.97
                                    ===========   ============    ===========    =============   ===========

See accompanying notes to financial statements.

 34              THE ONE GROUP(R) INVESTMENT TRUST ANNUAL REPORT

                       THE ONE GROUP(R) INVESTMENT TRUST

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                       GOVERNMENT      ASSET         GROWTH       LARGE COMPANY     EQUITY
                                          BOND      ALLOCATION    OPPORTUNITIES      GROWTH        INDEX(A)
                                       ----------   -----------   -------------   -------------   ----------
INVESTMENT INCOME:
INCOME:
  Dividend income                      $       --   $   457,214    $   331,712     $ 1,402,593    $   67,907
  Interest income                       1,936,353     2,111,253        130,565         423,758        34,963
  Income from securities lending            2,145         9,381         12,301           3,071            90
                                       ----------   -----------    -----------     -----------    ----------
     Total income                       1,938,498     2,577,848        474,578       1,829,422       102,960
                                       ----------   -----------    -----------     -----------    ----------
EXPENSES:
  Investment advisory fees                138,300       493,132        431,700         948,112        15,432
  Administration fees                      69,649       158,161        151,830         330,612         7,202
  Professional fees                        12,800        17,700         19,000          29,400        12,800
  Custodian fees                            7,375        18,900         17,100          14,800        12,000
  Insurance expense                         2,000         3,200          4,875           8,401           156
  Trustee fees                              1,600         3,400          3,700           7,600           200
  Other                                     8,169        12,843         13,839          24,104        10,472
                                       ----------   -----------    -----------     -----------    ----------
     Total expenses before waivers
       and reimbursements                 239,893       707,336        642,044       1,363,029        58,262
     Less waivers                          (9,393)       (2,862)            --              --       (15,432)
     Less reimbursements                       --            --             --              --       (14,538)
                                       ----------   -----------    -----------     -----------    ----------
     Net expenses                         230,500       704,474        642,044       1,363,029        28,292
                                       ----------   -----------    -----------     -----------    ----------
NET INVESTMENT INCOME (LOSS)           $1,707,998   $ 1,873,374    $  (167,466)    $   466,393    $   74,668
                                       ----------   -----------    -----------     -----------    ----------
NET REALIZED AND UNREALIZED GAIN
  (LOSS):
  Net realized gain (loss) on
     investments and financial
     futures                           $  140,967   $ 1,660,601    $ 4,626,878     $13,358,107    $  (52,963)
  Net change in unrealized
     appreciation on investments          255,875     8,916,609     19,581,381      37,839,553     1,357,151
                                       ----------   -----------    -----------     -----------    ----------
NET REALIZED AND UNREALIZED GAIN          396,842    10,577,210     24,208,259      51,197,660     1,304,188
                                       ----------   -----------    -----------     -----------    ----------
NET INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS         $2,104,840   $12,450,584    $24,040,793     $51,664,053    $1,378,856
                                       ==========   ===========    ===========     ===========    ==========

------------------------------------------------------

(a) For the period May 1, 1998, date of commencement of operations, through December 31, 1998.

See accompanying notes to financial statements.

                THE ONE GROUP(R) INVESTMENT TRUST ANNUAL REPORT               35

                       THE ONE GROUP(R) INVESTMENT TRUST

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                   GOVERNMENT BOND                    ASSET ALLOCATION
                                          ---------------------------------   ---------------------------------
                                              YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                             DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                 1998              1997              1998              1997
                                           -------------------------------     -------------------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income                      $ 1,707,998       $ 1,061,995       $  1,873,374      $   873,061
  Net realized gain on investments               140,967            45,096          1,660,601        3,089,370
  Net change in unrealized appreciation
     of investments                              255,875           596,960          8,916,609        1,416,110
                                             -----------       -----------       ------------      -----------
     Net increase in net assets
       resulting from operations               2,104,840         1,704,051         12,450,584        5,378,541
                                             -----------       -----------       ------------      -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                  (1,707,998)       (1,061,995)        (1,873,374)        (871,191)
  In excess of net investment income             (33,739)           (5,056)           (26,808)              --
  From net realized gain from investment
     transactions                               (105,068)          (41,992)        (1,265,780)      (3,031,880)
                                             -----------       -----------       ------------      -----------
     Decrease in net assets from
       distributions to shareholders          (1,846,805)       (1,109,043)        (3,165,962)      (3,903,071)
                                             -----------       -----------       ------------      -----------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sale of shares            19,963,136         6,514,599         49,983,354       21,414,090
  Net asset value of shares issued to
     shareholders from reinvestment of
     distributions                             1,846,805         1,109,043          3,165,962        3,903,071
  Cost of shares redeemed                     (2,245,378)         (475,970)        (1,034,680)        (230,267)
                                             -----------       -----------       ------------      -----------
       Increase in net assets from
          capital share transactions          19,564,563         7,147,672         52,114,636       25,086,894
                                             -----------       -----------       ------------      -----------
NET INCREASE IN NET ASSETS                    19,822,598         7,742,680         61,399,258       26,562,364
NET ASSETS-BEGINNING OF PERIOD                22,364,572        14,621,892         41,445,676       14,883,312
                                             -----------       -----------       ------------      -----------
NET ASSETS-END OF PERIOD                     $42,187,170       $22,364,572       $102,844,934      $41,445,676
                                             ===========       ===========       ============      ===========
Undistributed net realized gain on
  investments                                $     2,160       $        --       $    367,455      $    25,093
                                             ===========       ===========       ============      ===========
Undistributed (distributions in excess
  of) net investment income                  $        --       $        --       $     27,521      $     1,870
                                             ===========       ===========       ============      ===========
SHARE ACTIVITY:
  Shares sold                                  1,866,627           631,011          3,510,954        1,615,750
  Reinvestment of distributions                  173,661           108,358            215,204          296,400
  Shares redeemed                               (210,017)          (46,749)           (75,663)         (18,108)
                                             -----------       -----------       ------------      -----------
Net increase in number of shares               1,830,271           692,620          3,650,495        1,894,042
                                             ===========       ===========       ============      ===========

See accompanying notes to financial statements.

 36              THE ONE GROUP(R) INVESTMENT TRUST ANNUAL REPORT

                       THE ONE GROUP(R) INVESTMENT TRUST

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                  GROWTH OPPORTUNITIES             LARGE COMPANY GROWTH           EQUITY INDEX
                                               ---------------------------   ---------------------------------   --------------
                                                YEAR ENDED     YEAR ENDED        YEAR ENDED        YEAR ENDED     PERIOD ENDED
                                               DECEMBER 31,   DECEMBER 31,      DECEMBER 31,      DECEMBER 31,    DECEMBER 31,
                                                   1998           1997              1998              1997          1998(a)
                                               ---------------------------   --------------------------------    -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                 $  (167,466)   $   (87,568)      $    466,393      $    485,771    $    74,668
  Net realized gain (loss) on investments        4,626,878      4,951,110         13,358,107         3,943,220        (52,963)
  Net change in unrealized appreciation of
     investments                                19,581,381      3,493,572         37,839,553        13,307,669      1,357,151
                                               -----------    -----------       ------------      ------------    -----------
     Net increase in net assets from
       operations                               24,040,793      8,357,114         51,664,053        17,736,660      1,378,856
                                               -----------    -----------       ------------      ------------    -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                            --             --           (465,426)         (485,771)       (74,668)
  In excess of net investment income                    --             --                 --           (11,566)            --
  From net realized gain from investment
     transactions                               (4,300,170)    (4,757,643)       (13,342,889)       (3,931,556)            --
  In excess of realized gain on investment
     transactions                                 (132,232)       (17,827)           (57,277)           (1,846)            --
  Tax return of capital distribution            (1,002,643)       (61,358)                --            (6,585)          (601)
                                               -----------    -----------       ------------      ------------    -----------
     Decrease in net assets from
       distributions to shareholders            (5,435,045)    (4,836,828)       (13,865,592)       (4,437,324)       (75,269)
                                               -----------    -----------       ------------      ------------    -----------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sale of shares              19,618,361     20,249,383         51,828,422        39,242,534     13,636,522
  Net asset value of shares issued to
     shareholders from reinvestment of
     distributions                               5,435,045      4,836,828         13,865,593         4,437,323         75,269
  Cost of shares redeemed                       (1,692,146)      (238,598)        (1,085,409)         (244,898)      (534,659)
                                               -----------    -----------       ------------      ------------    -----------
     Increase in net assets from capital
       share transactions                       23,361,260     24,847,613         64,608,606        43,434,959     13,177,132
                                               -----------    -----------       ------------      ------------    -----------
NET INCREASE IN NET ASSETS                      41,967,008     28,367,899        102,407,067        56,734,295     14,480,719
NET ASSETS-BEGINNING OF PERIOD                  50,706,700     22,338,801         99,627,641        42,893,346             --
                                               -----------    -----------       ------------      ------------    -----------
NET ASSETS-END OF PERIOD                       $92,673,708    $50,706,700       $202,034,708      $ 99,627,641    $14,480,719
                                               ===========    ===========       ============      ============    ===========
Distributions in excess of net realized gain
  on investments                               $  (296,836)   $  (326,708)      $    (57,277)     $    (15,218)   $   (52,963)
                                               ===========    ===========       ============      ============    ===========
Undistributed net investment income            $        --    $        --       $        967      $         --    $        --
                                               ===========    ===========       ============      ============    ===========
SHARE ACTIVITY:
  Shares sold                                    1,240,487      1,400,572          2,584,144         2,412,572      1,370,180
  Reinvestment of distributions                    305,683        342,551            613,470           258,782          7,334
  Shares redeemed                                 (113,075)       (17,586)           (58,686)          (18,404)       (57,847)
                                               -----------    -----------       ------------      ------------    -----------
Net increase in number of shares                 1,433,095      1,725,537          3,138,928         2,652,950      1,319,667
                                               ===========    ===========       ============      ============    ===========

------------------------------------------------------

(a) For the period May 1, 1998, date of commencement of operations, through December 31, 1998.

See accompanying notes to financial statements.

                THE ONE GROUP(R) INVESTMENT TRUST ANNUAL REPORT               37

                       THE ONE GROUP(R) INVESTMENT TRUST

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                                 GOVERNMENT BOND
                                     ------------------------------------------------------------------------
                                      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    AUGUST 1, -
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         1998           1997           1996           1995         1994(a)
                                     ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE -- BEGINNING OF
  PERIOD                               $ 10.48        $ 10.15        $ 10.48         $ 9.69         $10.00
                                       -------        -------        -------         ------         ------
  Net investment income                   0.56           0.60           0.59           0.64           0.22
  Net realized and unrealized
     appreciation (depreciation)          0.20           0.35          (0.33)          0.94          (0.31)
                                       -------        -------        -------         ------         ------
       Total from investment
          operations                      0.76           0.95           0.26           1.58          (0.09)
                                       -------        -------        -------         ------         ------
  Distributions:
     From net investment income          (0.56)         (0.60)         (0.59)         (0.64)         (0.22)
     In excess of net investment
       income                            (0.01)            --             --             --             --
     From net realized gains from
       investments                       (0.03)         (0.02)            --          (0.15)            --
                                       -------        -------        -------         ------         ------
       Total distributions               (0.60)         (0.62)         (0.59)         (0.79)         (0.22)
                                       -------        -------        -------         ------         ------
       Net increase (decrease) in
          net asset value                 0.16           0.33          (0.33)          0.79          (0.31)
                                       -------        -------        -------         ------         ------
NET ASSET VALUE -- END OF PERIOD       $ 10.64        $ 10.48        $ 10.15         $10.48         $ 9.69
                                       =======        =======        =======         ======         ======
       Total return                       7.32%          9.67%          2.69%         16.69%          (.90%)(b)
RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (000)      $42,187        $22,365        $14,622         $9,016         $5,112
  Ratio of expenses to average net
     assets                               0.75%          0.75%          0.75%          0.75%          0.75%(c)
  Ratio of expenses to average net
     assets excluding
     waivers/reimbursements               0.78%          0.88%          1.01%          1.47%          1.94%(c)
  Ratio of net investment income to
     average net assets                   5.56%          6.06%          6.11%          6.54%          6.09%(c)
  Ratio of net investment income to
     average net assets excluding
     waivers/reimbursements               5.53%          5.93%          5.85%          5.80%          4.90%(c)
  Portfolio turnover                      40.4%          21.3%          21.3%          34.1%           3.5%(b)

------------------------------------------------------
(a) Initial public offering was August 1, 1994.

(b) Not Annualized.

(c) Annualized.

See accompanying notes to financial statements.

 38              THE ONE GROUP(R) INVESTMENT TRUST ANNUAL REPORT

                       THE ONE GROUP(R) INVESTMENT TRUST

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                                 ASSET ALLOCATION
                                    ---------------------------------------------------------------------------
                                     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED      AUGUST 1, -
                                    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                        1998           1997           1996           1995           1994(a)
                                    ------------   ------------   ------------   ------------    ------------
NET ASSET VALUE -- BEGINNING OF
  PERIOD                              $  13.19       $ 11.93        $ 11.24         $ 9.81          $10.00
                                      --------       -------        -------         ------          ------
  Net investment income                   0.39          0.39           0.34           0.36            0.06
  Net realized and unrealized
     appreciation (depreciation)          2.14          2.31           0.98           1.64           (0.19)
                                      --------       -------        -------         ------          ------
       Total from investment
          operations                      2.53          2.70           1.32           2.00           (0.13)
                                      --------       -------        -------         ------          ------
  Distributions:
     From net investment income          (0.39)        (0.39)         (0.34)         (0.36)          (0.06)
     From net realized gains from
       investments                       (0.19)        (1.05)         (0.23)         (0.21)             --
     In excess of realized gains
       from investment
       transactions                         --            --          (0.04)            --              --
     Tax return of capital                  --            --          (0.02)            --              --
                                      --------       -------        -------         ------          ------
       Total distributions               (0.58)        (1.44)         (0.63)         (0.57)          (0.06)
                                      --------       -------        -------         ------          ------
       Net increase (decrease) in
          net asset value                 1.95          1.26           0.69           1.43           (0.19)
                                      --------       -------        -------         ------          ------
NET ASSET VALUE -- END OF PERIOD      $  15.14       $ 13.19        $ 11.93         $11.24          $ 9.81
                                      ========       =======        =======         ======          ======
       Total return                      19.09%        22.90%         11.92%         20.69%          (1.32%)(b)
RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (000)     $102,845       $41,446        $14,883         $5,455          $2,063
  Ratio of expenses to average net
     assets                               1.00%         1.00%          1.00%          1.00%           1.00%(c)
  Ratio of expenses to average net
     assets excluding waivers/
     reimbursements                       1.00%         1.15%          1.44%          1.96%           2.36%(c)
  Ratio of net investment income
     to average net assets                2.66%         3.24%          3.27%          3.66%           1.88%(c)
  Ratio of net investment income
     to average net assets
     excluding
     waivers/reimbursements               2.66%         3.07%          2.83%          2.70%           0.52%(c)
  Portfolio turnover                      32.1%         60.9%          64.8%          66.3%             --

------------------------------------------------------
(a) Initial public offering was August 1, 1994.

(b) Not Annualized.

(c) Annualized.

See accompanying notes to financial statements.

                THE ONE GROUP(R) INVESTMENT TRUST ANNUAL REPORT               39

                       THE ONE GROUP(R) INVESTMENT TRUST

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                               GROWTH OPPORTUNITIES
                                     ------------------------------------------------------------------------
                                      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    AUGUST 1, -
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         1998           1997           1996           1995         1994(a)
                                     ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE --
  BEGINNING OF PERIOD                  $ 14.21        $ 12.11        $ 11.52         $ 9.70         $10.00
                                       -------        -------        -------         ------         ------
  Net investment income (loss)           (0.03)         (0.03)          0.18           0.04             --
  Net realized and unrealized
     appreciation (depreciation)          5.95           3.63           1.62           2.29          (0.30)
                                       -------        -------        -------         ------         ------
       Total from investment
          operations                      5.92           3.60           1.80           2.33          (0.30)
                                       -------        -------        -------         ------         ------
  Distributions:
  From net investment income                --             --          (0.19)         (0.04)            --
  From net realized gains from
     investments                         (1.38)         (1.48)         (0.78)         (0.47)            --
  In excess of realized gains from
     investment transactions             (0.03)            --          (0.24)            --             --
  Tax return of capital                  (0.20)         (0.02)            --             --             --
                                       -------        -------        -------         ------         ------
       Total distributions               (1.61)         (1.50)         (1.21)         (0.51)            --
                                       -------        -------        -------         ------         ------
       Net increase (decrease) in
          net asset value                 4.31           2.10           0.59           1.82          (0.30)
                                       -------        -------        -------         ------         ------
NET ASSET VALUE --
  END OF PERIOD                        $ 18.52        $ 14.21        $ 12.11         $11.52         $ 9.70
                                       =======        =======        =======         ======         ======
       Total return                      38.82%         29.81%         15.67%         24.06%         (3.00%)(b)
RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (000)      $92,674        $50,707        $22,339         $6,685         $  940
  Ratio of expenses to average net
     assets                               0.97%          1.10%          1.06%          0.90%          0.90%(c)
  Ratio of expenses to average net
     assets excluding
     waivers/reimbursements               0.97%          1.11%          1.40%          2.78%          2.96%(c)
  Ratio of net investment income to
     average net assets                  (0.25%)        (0.25%)         1.85%          0.46%         (0.17%)(c)
  Ratio of net investment income to
     average net assets excluding
     waivers/reimbursements              (0.25%)        (0.26%)         1.51%         (1.42%)        (2.22%)(c)
  Portfolio turnover                      87.7%         175.6%         326.9%         193.3%           3.5%(b)

------------------------------------------------------
(a) Initial public offering was August 1, 1994.

(b) Not Annualized.

(c) Annualized.

See accompanying notes to financial statements.

 40              THE ONE GROUP(R) INVESTMENT TRUST ANNUAL REPORT

                       THE ONE GROUP(R) INVESTMENT TRUST

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                               LARGE COMPANY GROWTH
                                     ------------------------------------------------------------------------
                                      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    AUGUST 1, -
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         1998           1997           1996           1995         1994(a)
                                     ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE --
  BEGINNING OF PERIOD                  $  17.21       $ 13.67        $ 12.12        $  9.99         $10.00
                                       --------       -------        -------        -------         ------
  Net investment income                    0.06          0.10           0.16           0.20           0.05
  Net realized and unrealized
     appreciation                          7.03          4.25           1.86           2.20           0.01
                                       --------       -------        -------        -------         ------
       Total from investment
          operations                       7.09          4.35           2.02           2.40           0.06
                                       --------       -------        -------        -------         ------
  Distributions:
  From net investment income              (0.06)        (0.10)         (0.16)         (0.20)         (0.05)
  From net realized gains from
     investments                          (1.61)        (0.71)         (0.30)         (0.07)         (0.02)
  In excess of realized gains from
     investment transactions                 --            --          (0.01)            --             --
                                       --------       -------        -------        -------         ------
       Total distributions                (1.67)        (0.81)         (0.47)         (0.27)         (0.07)
                                       --------       -------        -------        -------         ------
       Net increase (decrease) in
          net asset value                  5.42          3.54           1.55           2.13          (0.01)
                                       --------       -------        -------        -------         ------
NET ASSET VALUE --
  END OF PERIOD                        $  22.63       $ 17.21        $ 13.67        $ 12.12         $ 9.99
                                       ========       =======        =======        =======         ======
       Total return                       41.27%        31.93%         16.67%         24.13%          0.52%(b)
RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (000)      $202,035       $99,628        $42,893        $16,119         $4,175
  Ratio of expenses to average net
     assets                                0.93%         1.00%          0.98%          0.90%          0.90%(c)
  Ratio of expenses to average net
     assets excluding
     waivers/reimbursements                0.93%         1.00%          1.16%          1.64%          2.08%(c)
  Ratio of net investment income to
     average net assets                    0.32%         0.69%          1.29%          2.02%          1.39%(c)
  Ratio of net investment income to
     average net assets excluding
     waivers/reimbursements                0.32%         0.69%          1.11%          1.28%          0.22%(c)
  Portfolio turnover                       61.0%         34.4%          38.7%          37.4%           4.4%(b)

------------------------------------------------------
(a) Initial public offering was August 1, 1994.

(b) Not Annualized.

(c) Annualized.

See accompanying notes to financial statements.

                THE ONE GROUP(R) INVESTMENT TRUST ANNUAL REPORT               41

                       THE ONE GROUP(R) INVESTMENT TRUST

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------

                                                               EQUITY INDEX
                                                              ---------------
                                                               PERIOD ENDED
                                                               DECEMBER 31,
                                                                  1998(a)
                                                               ------------
NET ASSET VALUE -- BEGINNING OF PERIOD                            $ 10.00
                                                                  -------
  Net investment income                                              0.08
  Net realized and unrealized appreciation                           0.97
                                                                  -------
       Total from investment operations                              1.05
                                                                  -------
  Distributions:
     From net investment income                                     (0.08)
                                                                  -------
     Net increase (decrease) in net asset value                      0.97
                                                                  -------
NET ASSET VALUE -- END OF PERIOD                                  $ 10.97
                                                                  =======
       Total return                                                 10.52%(b)
RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (000)                                 $14,481
  Ratio of expenses to average net assets                            0.55%(c)
  Ratio of expenses to average net assets excluding waivers/
     reimbursements                                                  1.13%(c)
  Ratio of net investment income to average net assets               1.45%(c)
  Ratio of net investment income to average net assets
     excluding waivers/ reimbursements                               0.87%(c)
  Portfolio turnover                                                  2.3%(b)

------------------------------------------------------
(a) Initial public offering was May 1, 1998.

(b) Not Annualized.

(c) Annualized.

See accompanying notes to financial statements.

 42              THE ONE GROUP(R) INVESTMENT TRUST ANNUAL REPORT

                       THE ONE GROUP(R) INVESTMENT TRUST

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1998
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

The One Group(R) Investment Trust (the Trust) was organized as a Massachusetts Business Trust on June 7, 1993. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust comprises five operating series: the Government Bond Fund, the Asset Allocation Fund, the Growth Opportunities Fund, the Large Company Growth Fund and the Equity Index Fund (the Funds). The shares of the Funds are sold at net asset value to separate accounts of insurance companies to fund variable annuity and variable life contracts.

Investment operations commenced on August 23, 1994 for the Government Bond and the Large Company Growth Funds, September 29, 1994 for the Asset Allocation Fund, November 3, 1994 for the Growth Opportunities Fund and May 1, 1998 for the Equity Index Fund.

On October 2, 1998, First Chicago NBD Corporation and BANC ONE CORPORATION merged with and into BANK ONE CORPORATION. The Pegasus Variable Funds are advised by First Chicago NBD Investment Management Company (FCNIMCO) which have been sold exclusively to separate accounts of Hartford Life and Annuity Insurance Company (Hartford) to fund variable annuity and variable life contracts. Hartford has filed an exemptive application with the Securities and Exchange Commission (SEC) requesting relief from certain rules in order to substitute five of the One Group Investment Trust Funds for the Pegasus Variable Funds. Assuming approval by the SEC, it is anticipated this substitution will occur in March, 1999.

In 1998, The One Group Investment Trust's Declaration of Trust was amended to create four new series. In February, 1999, the Declaration of Trust was amended to name the four new series as follows:

         One Group Investment Trust Bond Portfolio
         One Group Investment Trust Diversified Equity Portfolio
         One Group Investment Trust Diversified Mid Cap Portfolio
         One Group Investment Trust Mid Cap Value Portfolio

In addition to the four new series, in February, 1999, the Trust's Declaration of Trust was amended to change the name of the Trust from "The One Group Investment Trust" to "One Group Investment Trust" and the names of the existing series will also be changed as follows:

EXISTING NAME                   NEW NAME
-------------                   --------
Government Bond Fund            One Group Investment Trust Government Bond Portfolio
Asset Allocation Fund           One Group Investment Trust Balanced Portfolio
Growth Opportunities Fund       One Group Investment Trust Mid Cap Growth Portfolio
Large Company Growth Fund       One Group Investment Trust Large Cap Growth Portfolio
Equity Index Fund               One Group Investment Trust Equity Index Portfolio

NOTE 2 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization costs incurred in connection with the organization and initial registration of the Trust were paid by the Administrator and have been reimbursed by the Funds. Such organization costs have been deferred and are being amortized ratably over a period of sixty months from the commencement of operations. If any of the initial shares are redeemed before the end of the amortization period, the proceeds of the redemption will be reduced by the pro-rata share of the unamortized organization costs.

                THE ONE GROUP(R) INVESTMENT TRUST ANNUAL REPORT               43

                       THE ONE GROUP(R) INVESTMENT TRUST

                               DECEMBER 31, 1998
--------------------------------------------------------------------------------

SECURITY VALUATION

Securities traded on a securities exchange are valued at the last quoted sale price on the principal exchange, or if no sale, at their fair value as determined in good faith under consistently applied procedures authorized by the Board of Trustees. Securities traded only in the over-the-counter (OTC) market are valued at the last quoted sale price, or if there is no sale, at the quoted bid price provided by and independent pricing agent. Corporate debt securities and debt securities of U.S. issuers, including municipal securities, are valued by a combination of daily quotes and matrix evaluations provided by an independent pricing service approved by the Board of Trustees. Inactive securities that have little or no trading activity are valued by the independent pricing services by obtaining dealer quotes. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sales price at the close of trading, or if there was no sale, the quoted bid price at the close of trading. Securities for which either reliable market quotations are not readily available or for which the pricing agent does not provide a valuation that, in the judgement of the Fund's investment adviser represent fair value, shall each be valued in accordance with procedures authorized by the Board of Trustees.

The Funds may invest in repurchase agreements with institutions that the investment advisor has determined are creditworthy. Each repurchase agreement is recorded at cost. The Funds require that the securities purchased in a repurchase agreement transaction be transferred to the custodian in a manner sufficient to enable the Funds to obtain those securities in the event of a counterparty default. The seller, under the repurchase agreement, is required to maintain the value of the securities held at not less than the repurchase price, including accrued interest.

FEDERAL INCOME TAX

The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

As of December 31, 1998, the Equity Index Fund had a capital loss carryforward in the amount of $48,972 which, if unused, will expire in eight years.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are recorded on the trade date. Net realized gains or losses from sales of securities are determined on the specific identification method. Dividend income is recorded on the ex-dividend date; interest income is recorded on an accrual basis and includes, where applicable, the pro-rata amortization of premium or accretion of discount.

DIVIDENDS TO SHAREHOLDERS

Dividends are recorded on the ex-dividend date. The Funds declare and pay income dividends quarterly. Distributable net realized capital gains are declared and distributed at least annually. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are considered either permanent or temporary in nature. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. Dividends and distributions that exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized gains. To the

 44              THE ONE GROUP(R) INVESTMENT TRUST ANNUAL REPORT

                       THE ONE GROUP(R) INVESTMENT TRUST

                               DECEMBER 31, 1998
--------------------------------------------------------------------------------

extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-capital.

Accordingly, as of December 31, 1998, the capital accounts have been adjusted by the following amounts:

                                UNDISTRIBUTED
                                NET INVESTMENT    DISTRIBUTIONS IN EXCESS
                                    INCOME         OF NET REALIZED GAIN       CAPITAL
                                --------------    -----------------------    ----------
Government Bond...............    $ (33,739)             $ 33,739            $       --
Asset Allocation..............      (52,459)               52,459                    --
Growth Opportunities..........      167,466               838,039             1,005,505
Equity Index..................         (601)                   --                   601

EXPENSES

Direct expenses of a Fund are allocated to that Fund. The general expenses of the Trust are allocated to the Funds based on the relative net assets of the Funds at the time the expense is incurred.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITIES LENDING

To generate additional income, the Funds may lend up to 1/3 of securities in which each fund is invested, pursuant to agreements requiring that the loan be continuously secured by collateral equal at all times to at least 100% of the market value plus accrued interest on the securities lent. Collateral may include cash, U.S. Government or U.S. Government Agency securities, shares of an investment trust or mutual fund, letters of credit or any combination of such collateral. The Funds receive payments from borrowers equivalent to the dividends and interest on securities lent while simultaneously seeking to earn interest on the investment of cash collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the market value plus accrued interest of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Advisor to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the Advisor, the consideration which can be earned currently from such securities loans justifies the attendant risk. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments. As of December 31, 1998, the following Funds had securities with the following market values on loan (amounts in thousands):

                                          MARKET VALUE   MARKET VALUE   MARKET VALUE
                                            OF CASH      OF NON-CASH     OF LOANED
                                           COLLATERAL     COLLATERAL     SECURITIES
                                             ------         ------         ------
Government Bond.........................     $   --         $4,684         $4,527
Asset Allocation........................      1,353          6,202          7,299
Growth Opportunities....................      8,672             --          8,665
Large Company Growth....................      3,331             --          3,209
Equity Index............................        139             --            135

                THE ONE GROUP(R) INVESTMENT TRUST ANNUAL REPORT               45

                       THE ONE GROUP(R) INVESTMENT TRUST

                               DECEMBER 31, 1998
--------------------------------------------------------------------------------

NOTE 3 -- RELATED PARTY TRANSACTIONS

As Investment Advisor, Banc One Investment Advisors Corporation manages the investments of each Fund of the Trust and earns a fee from the Funds at the following annual rates: .45% of the average daily net assets of the Government Bond Fund, .70% of the average daily net assets of the Asset Allocation Fund,
 .65% of the average daily net assets of the Growth Opportunities Fund and the Large Company Growth Fund and .30% of the average daily net assets of the Equity Index Fund. Such fees are calculated daily and paid monthly.

Nationwide Advisory Services, Inc. (NAS) provides administrative and accounting services to the Funds. For its services, NAS earns a fee from the Trust at an annual rate of .24% of the Trust's aggregate average daily net assets (excluding the Equity Index Fund) up to $250 million, and .14% of such net assets in excess of $250 million. NAS earns an annual rate of .14% of the aggregate average daily net assets of the Equity Index Fund.

Nationwide Investors Services, Inc. (NIS), an affiliate of NAS, serves as the Transfer Agent to the Trust. For its services, NIS receives an annual fee of $2,500 for each Fund.

The Investment Advisor has voluntarily agreed to waive all or part of its fees in order to limit the Funds' operating expenses to no more than .75% of the average daily net assets of the Government Bond Fund, 1.00% of the average daily net assets of the Asset Allocation Fund, 1.10% of the average daily net assets of each of the Growth Opportunities Fund, 1.00% of the average daily net assets of the Large Company Growth Fund and .55% of the average daily net assets of the Equity Index Fund. During the period ended December 31, 1998, the Investment Advisor voluntarily waived fees in the amount of $9,393 in the Government Bond Fund, $2,862 in the Asset Allocation Fund, and $15,432 in the Equity Index Fund. During the period ended December 31, 1998 the Investment Advisor reimbursed the Equity Index Fund $14,538.

NOTE 4 -- INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding U.S. Government obligations, short-term securities and financial futures), and purchases and sales of U.S. Government Obligations for the period ended December 31, 1998 are summarized as follows:

                                                            SECURITIES
                                                    PURCHASES           SALES
                                                   ------------      -----------
Government Bond..................................  $ 24,013,319      $ 7,542,028
Asset Allocation.................................    64,728,319       16,790,185
Growth Opportunities.............................    75,152,734       56,566,943
Large Company Growth.............................   140,902,324       84,279,396
Equity Index.....................................    12,476,568          172,258

                                                    U.S. GOVERNMENT OBLIGATIONS
                                                    PURCHASES           SALES
                                                   ------------      -----------
Government Bond..................................  $  6,087,099      $ 4,612,083
Asset Allocation.................................     8,915,789        3,872,907
Equity Index.....................................       351,961          220,000

The Asset Allocation Fund and Equity Index Fund engaged in trading financial futures contracts. The Fund is exposed to market risks in excess of the amounts recognized in the statement of assets and liabilities as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" such futures on a daily basis, to reflect the change in the market value of the contract at the close

 46              THE ONE GROUP(R) INVESTMENT TRUST ANNUAL REPORT

                       THE ONE GROUP(R) INVESTMENT TRUST

                               DECEMBER 31, 1998
--------------------------------------------------------------------------------

of each day's trading. Typically, variation margin payments are made or received to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. Realized gains and losses have been computed on the specific identification method.

A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract was originally struck. The purpose of entering into futures contracts is to remain fully invested and reduce transaction costs.

Net unrealized appreciation (depreciation) on investments at December 31, 1998, based on cost for federal income tax purposes, was as follows:

                                                                                     NET
                                                   GROSS           GROSS          UNREALIZED
                                                 UNREALIZED      UNREALIZED      APPRECIATION
                                                APPRECIATION    DEPRECIATION    (DEPRECIATION)
                                                ------------    ------------    --------------
Government Bond...............................  $ 1,028,473     $  (205,097)     $   823,376
Asset Allocation..............................   12,970,138      (1,657,570)      11,312,568
Growth Opportunities..........................   27,930,804      (4,664,705)      23,266,099
Large Company Growth..........................   57,854,922      (1,945,080)      55,909,842
Equity Index..................................    1,697,501        (344,341)       1,353,160

NOTE 5 -- SHARES HELD BY AFFILIATES

As of December 31, 1998, Nationwide Life and Annuity Insurance Company beneficially owned shares of the Funds with the following net asset values:

Government Bond                                      $6,988,511
Asset Allocation                                      1,902,139
Growth Opportunities                                     62,704
Large Company Growth                                  8,139,758
Equity Index                                          2,762,948

As of December 31, 1998, Banc One Capital Corporation owned shares of the Equity Index Fund with a net asset value of $828,884.

NOTE 6 -- FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The following represents distributions from long-term capital gains for the Funds for the period ended December 31, 1998:

Government Bond                                      $   44,830
Asset Allocation                                      1,016,495
Growth Opportunities                                  3,170,933
Large Company Growth                                  9,948,349

                THE ONE GROUP(R) INVESTMENT TRUST ANNUAL REPORT               47

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

DESCRIPTION OF RATINGS

The following is a summary of published ratings by major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Banc One Investment Advisors considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

Unrated securities will be treated as non-investment grade securities unless Banc One Investment Advisors determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

                     DESCRIPTION OF COMMERCIAL PAPER RATINGS
                     ---------------------------------------

DUFF & PHELPS CREDIT RATING CO. ("DUFF")
----------------------------------------

D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funding, is outstanding and safety is just below risk-free U.S. Treasury obligations.

D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

D-2 Good certainty of timely payment. Liquidity facts and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

D-3 Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

D-4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

D-5 Issuer failed to meet scheduled principal and/interest payments.

STANDARD & POOR'S CORPORATION ("S&P")
-------------------------------------

A-1 Highest category of commercial paper. Capacity to meet financial commitment is strong. Obligations designated with a plus sign (+) indicate that capacity to meet financial commitment is extremely strong.

A-2 Issues somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the capacity to meet financial commitments is satisfactory.

A-3 Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B                 Regarded as having significant speculative characteristics.
                  The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

DESCRIPTION OF RATINGS

The following is a summary of published ratings by major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Banc One Investment Advisors considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

Unrated securities will be treated as non-investment grade securities unless Banc One Investment Advisors determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

                    DESCRIPTION OF COMMERCIAL PAPER RATINGS

DUFF & PHELPS CREDIT RATING CO. ("DUFF")

D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funding, is outstanding and safety is just below risk-free U.S. Treasury obligations.

D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

D-2 Good certainty of timely payment. Liquidity facts and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

D-3 Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

D-4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

D-5 Issuer failed to meet scheduled principal and/interest payments.


STANDARD & POOR'S CORPORATION ("S&P")

A-1 Highest category of commercial paper. Capacity to meet financial commitment is strong. Obligations designated with a plus sign (+) indicate that capacity to meet financial commitment is extremely strong.

A-2 Issues somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the capacity to meet financial commitments is satisfactory.

A-3 Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B                Regarded as having significant speculative characteristics.
                 The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D In payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


FITCH'S IBCA LIMITED ("FITCH")

A1 Highest capacity for timely repayment. Those issues rated A1+ possess a particularly strong credit feature.

A2 Satisfactory capacity for timely repayment although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

A3 Adequate capacity for timely repayment, but more susceptible to adverse changes business, economic or financial conditions than for obligations in higher categories.

B Capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

C                High risk of default or which are currently in default.


MOODY'S INVESTORS SERVICE ("MOODY'S")

Prime-1          Superior ability for repayment.

Prime-2          Strong ability for repayment.

Prime-3 Acceptable ability for repayment. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime        Does not fall within any of the Prime rating categories.


                          DESCRIPTION OF BANK RATINGS

MOODY'S
These ratings represent Moody's opinion of a bank's intrinsic safety and soundness.

A These banks possess exceptional intrinsic financial strength. Typically they will be major financial institutions with highly valuable and defensible business franchises, strong financial fundamentals, and a very attractive and stable operating environment.

B                These banks possess strong intrinsic financial strength.
                 Typically, they will be important institutions with valuable and defensible business franchises, good financial fundamentals, and an attractive and stable operating environment.

C                These banks possess good intrinsic financial strength.
                 Typically, they will be institutions with valuable and defensible business franchises. These banks will demonstrate either acceptable financial fundamentals within a stable operating environment, or better than average financial fundamentals within an unstable operating environment.

D These banks possess adequate financial strength, but may be limited by one or more of the following factors: a vulnerable or developing business franchise; weak financial fundamentals; or an unstable operating environment.

E These banks possess very weak intrinsic financial strength, require periodic outside support or suggest an eventual need for outside assistance. Such institutions may be limited by one or more of the following factors: a business franchise of questionable value; financial fundamentals that are seriously deficient in one or more respects; or a highly unstable operating environment.

                      DESCRIPTION OF TAXABLE BOND RATINGS

S&P

S&P's credit rating is a current opinion of an obligor's overall financial capacity (its creditworthiness) to pay its financial obligation.

AAA The highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA The obligor's capacity to meet its financial commitments on the obligation is very strong.

A The obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB               Less vulnerable to nonpayment than other speculative issues.
                 However, such issues face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B More vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC Currently vulnerable to nonpayment, and dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC               Currently highly vulnerable to nonpayment.

C Used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D In payment default. Used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. Also used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


MOODY'S
INVESTMENT GRADE

Aaa Best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure.

Aa High quality by all standards. Margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be greater, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A These bonds possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa These bonds are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. [/TABLE]


NON-INVESTMENT GRADE

Ba These bonds have speculative elements; their future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future.

B These bonds lack the characteristics of a desirable investment (i.e., potentially low assurance of timely interest and principal payments or maintenance of other contract terms over any long period of time may be small).

Caa Bonds in this category have poor standing and may be in default. These bonds carry an element of danger with respect to principal and interest payments.

Ca Speculative to a high degree and could be in default or have other marked shortcomings. C is the lowest rating.


FITCH
INVESTMENT GRADE

AAA Highest rating category. The obligor's capacity for timely repayment of principal and interest is extremely strong.

AA The obligor's capacity for timely repayment is very strong.

A Bonds and preferred stock considered to be investment grade and of high credit quality. The obligor's ability for timely repayment is strong. However, adverse changes in business, economic, or financial conditions are more likely to affect the capacity for timely repayment than obligations in higher rated categories.

BBB The obligor's capacity for timely repayment of principal and interest is adequate. However, adverse changes in business, economic or financial conditions and circumstances, are more likely to affect the capacity for timely repayment than for obligations in higher rated categories.

B The Obligor's capacity for timely repayment of principal and interest is uncertain. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic or financial conditions and these obligations are far more speculative than those in higher rated categories.

CCC Obligations for which there is a current perceived possibility of default. Timely repayment of principal and interest is dependent on favorable business, economic, or financial conditions and these obligations are far more speculative than those in higher rated categories.

CC Obligations which are highly speculative or which have a high risk of default.

C                        Obligations which are currently in default.

                        DESCRIPTION OF INSURANCE RATINGS


MOODY'S

These ratings represent Moody's opinions of the ability of insurance companies to pay punctually senior policyholder claims and obligations.

Aaa Insurance companies rated in this category offer exceptional financial security. While the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

Aa These insurance companies offer excellent financial security. Together with the Aaa group, they constitute what are generally known as high grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

A Insurance companies rated in this category offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Insurance companies rated in this category offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba Insurance companies rated in this category offer questionable financial security. Often the ability of these companies to meet policyholder obligations may be very moderate and thereby not well safeguarded in the future.

B Insurance companies rated in this company offer poor financial security. Assurance of punctual payment of policyholder obligations over any long period of time is small.

Caa Insurance companies rated in this category offer very poor financial security. They may be in default on their policyholder obligations or there may be present elements of danger with respect to punctual payment of policyholder obligations and claims.

Ca Insurance companies rated in this category offer extremely poor financial security. Such companies are often in default on their policyholder obligations or have other marked shortcomings.

C Insurance companies rated in this category are the lowest rated class of insurance company and can be regarded as having extremely poor prospects of ever offering financial security.


S & P

An insurer rated "BBB" or higher is regarded as having financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments.

AAA                      EXTREMELY STRONG financial security characteristics.
                         "AAA" is the highest Insurer Financial Strength Rating assigned by Standard & Poor's.

AA VERY STRONG financial security characteristics, differing only slightly from those rated higher.

A STRONG financial security characteristics, but is somewhat more likely to be affected by adverse business conditions than are insurers with higher ratings.

BBB GOOD financial security characteristics, but is more likely to be affected by adverse business conditions than are higher rated insurers.

An insurer rated "BB" or lower is regarded as having vulnerable characteristics that may outweigh its strength. "BB" indicates the least degree of vulnerability within the range; "CC" the highest.

BB MARGINAL financial security characteristics. Positive attributes exist, but adverse business conditions could lead to insufficient ability to meet financial commitments.

B WEAK financial security characteristics. Adverse business conditions will likely impair its ability to meet financial commitments.

CCC VERY WEAK financial security characteristics, and is dependent on favorable business conditions to meet financial commitments.

CC EXTREMELY WEAK financial security characteristics and is likely not to meet some of its financial commitments.

R An insurer rated "R" has experienced a REGULATORY ACTION regarding solvency. The rating does not apply to insurers subject only to nonfinancial actions such as market conduct violations.

NR NOT RATED, which implies no opinion about the insurer's financial security.

Plus (+) or minus (-)
Following ratings from "AA" to "CCC" show relative standing within the major rating categories.


                     DESCRIPTION OF MUNICIPAL NOTE RATINGS

MOODY'S
MIG1 & VMIG1             Short-term municipal securities rated MIG1 or VMIG1 are
                         of the best quality. They have strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG2 & VMIG2             These short-term municipal securities rated are of high
                         quality. Margins of protection are ample although not so large as in the preceding group.

MIG3 & VMIG              Favorable quality. All security elements are accounted
                         for, but the undeniable strength of the preceding grades is lacking. Liquidity and cash flow protection may be narrow and marketing access for refinancing is likely to be less well established.

MIG4 & VMIG4             This denotes adequate quality protection commonly
                         regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is a specific risk.

SG                       This denotes speculative quality.


S&P
An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2             Satisfactory capacity to pay principal and interest.

SP-3             Speculative capacity to pay principal and interest.

                     DESCRIPTION OF PREFERRED STOCK RATINGS


MOODY'S

aaa Top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa High-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a Upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa Medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba Considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b                Lacks the characteristics of a desirable investment.
                 Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa Likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca Speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c Lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P
S&P's preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking Portfolio obligations.

AAA Highest rating. This rating indicates an extremely strong capacity to pay the preferred stock obligations.

AA High-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

A Backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB Backed by an adequate capacity to pay the preferred stock obligations. Whereas the issuer normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

BB, B,           Regarded, on balance, as predominantly speculative with

CCC respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC In arrears on dividends or sinking Portfolio payments, but that is currently paying.

C                Nonpaying issue.

D Nonpaying issue with the issuer in default on debt instruments.

N.R. No rating has been requested, insufficient information on which to base a rating, or Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Plus (+) or minus (-)
To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


                     DESCRIPTION OF MUNICIPAL BOND RATINGS
           (INCLUDING FOREIGN, MORTGAGE AND ASSET-BACKED SECURITIES)

S&P
INVESTMENT GRADE

AAA The highest rating. The rating indicates an extremely strong capacity to meet its financial commitment.

AA Differs from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment is very strong.

A These bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, capacity to meet its financial commitment on the obligation is still strong.

BBB Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligations.


SPECULATIVE GRADE

BB Less vulnerable to non-payment than other speculative issues. However, these bonds face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet financial commitment on the obligations.

B More vulnerable to non-payment than obligations rated BB, but currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair capacity or willingness to meet its financial commitment on the obligation.

CCC Currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to meet its financial commitment on the obligation.

CC                       Currently highly vulnerable to non-payment.

C This rating may be used to cover a situation where a bankruptcy petition has been filed, or similar action has been taken, but payments on this obligation are being continued.

D                        Bonds in payment default.

Ratings from AA to CCC may be modified by a plus (+) or minus (-) to show relative standing within the major rating categories.

MOODY'S
INVESTMENT GRADE

Aaa Best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure.

Aa High quality by all standards. Margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be greater, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A These bonds possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa These bonds are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


NON-INVESTMENT GRADE

Ba These bonds have speculative elements; their future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future.

B These bonds lack the characteristics of a desirable investment (i.e., potentially low assurance of timely interest and principal payments or maintenance of other contract terms over any long period of time may be small).

Caa Bonds in this category have poor standing and may be in default. These bonds carry an element of danger with respect to principal and interest payments.

Ca Speculative to a high degree and could be in default or have other marked shortcomings. Ca is the lowest rating.


                     DESCRIPTION OF SHORT-TERM DEBT RATINGS

Thompson Bank Watch, Inc. ("TBW") assigns ratings to specific debt instruments with original maturities of one year or less. The TBW Short-Term ratings specifically assess the likelihood of an untimely payment of principal and interest.

TBW-1 Very high degree of likelihood that principal and interest will be paid on a timely basis.

TBW-2 While degree of safety regarding timely repayment of principal and interest is strong, the relative degree is not as high as for issues rated TBW-1.

TBW-3 Lowest investment grade category. While more susceptible to adverse developments than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4                Non-investment grade and, therefore, speculative.

                                     PART C

                                OTHER INFORMATION

ITEM 23.      EXHIBITS


                     (a) Amended Declaration of Trust dated February 17, 1999 is filed herewith.


                     (b) Registrant's Bylaws Dated July 8, 1993, are incorporated by reference to Registrant's registration statement on Form N-1A, filed on July 14, 1993.
                     (c)    None

                     (d)(1) Amended and Restated Investment Advisory Agreement
                            dated February 17, 1999 by and between One Group Investment Trust and Banc One Investment Advisors Corporation is filed herewith.

                     (e)    None
                     (f) Deferred Compensation Plan for Trustees of The One Group Investment Trust is incorporated by reference to Post-Effective Amendment No. 10 to the Registrant's registration statement on Form N-1A, filed on January 27, 1999.
                     (g)(1) Custodian Agreement with State Street Bank and
                            Trust Company, is incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's registration statement on Form N-1A, filed on May 26, 1994.
                     (g)(2) Subcustodian Agreement for The One Group
                            Investment Trust between State Street Bank and Trust Company, Bank One Trust Company, N.A. and the Registrant dated as of June 11, 1998 is incorporated by reference to Post-Effective Amendment No. 8 to the Registrant's registration statement on Form N-1A, filed October 7, 1998.

                     (h)(1) Amended and Restated Transfer and Dividend
                            Disbursing Agent Agreement dated February 17, 1999 between One Group Investment Trust and Nationwide
                            Investors Services, Inc. is filed herewith.
                     (h)(2) Amended and Restated Fund Participation Agreement
                            dated as of February 17, 1999 by and among
                            Nationwide Life and Annuity Insurance Company, One Group Investment Trust, and Nationwide Advisory Services, Inc. is filed herewith.
                     (h)(3) Amended and Restated Administrative Services
                            Agreement between Registrant and Nationwide Advisory

                            Services, Inc. dated February 17, 1999 is filed herewith.
                     (h)(4) Form of Sub-Administration Agreement dated April 1,
                            1999 between the Registrant and Banc One Investment Advisors Corporation is filed herewith.
                     (h)(5) Securities Lending Agreement for The One Group
                            Investment Trust between the Registrant, Banc One Investment Advisors Corporation, and Bank One Trust Company, N.A. dated as of June 15, 1998 is incorporated by reference to Post-Effective Amendment No. 8 to the Registrant's registration statement on Form N-1A, filed October 7, 1998.
                     (h)(6) Form of Amendment to Exhibit A to Securities Lending
                            Agreement for the One Group Investment Trust between the Registrant, Banc One Investment Advisors Corporation, and Bank One Trust Company, N.A. is filed herewith.
                     (i)    Opinion of Ropes & Gray is filed herewith.

                     (j)(1) Consent of Ropes & Gray is filed herewith.
                     (j)(2) Consent of PricewaterhouseCoopers LLP, Independent
                            Accountants is filed herewith.

                     (j)(3) Consent of Arthur Andersen LLP, Independent
                            Accountants is filed herewith.

                     (k)    None
                     (l)    None
                     (m)    None
                     (n)    Financial Data Schedules filed herewith.
                     (o)    None

                     Copies of powers of attorney of Registrant's trustees and officers whose names are signed to this Registration. Statement pursuant to said powers of attorneys are filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT As of the effective date of this Registration Statement, there are no persons controlled or under common control with the Registrant.

ITEM 25. INDEMNIFICATION

         Limitation of Liability and Indemnification provisions for Trustees, Shareholders, officers, employees and agents of Registrant are set forth in Article V, Sections 5.1 through 5.3 of the Declaration of Trust. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person other than the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee, officer, employee or agent, as such, of the Trust is made a party to any suit or proceeding to enforce any such liability, he shall not, on account thereof, be held to any personal liability. The Trust shall indemnify and hold each Shareholder harmless from and against all claims and liabilities, to which such Shareholder may become subject by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The rights accruing to a Shareholder under Section 5.1 of the Declaration of Trust shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

         No Trustee, officer, employee or agent of the Trust shall be liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee or agent thereof for any action or failure to act

         (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties.

         (a) Subject to the exceptions and limitations contained in paragraph (b) below:

                  (i) every person who is or has been a Trustee or officer of the Trust shall be indemnified by the Trust against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof:

                  (ii) the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

         (b) No indemnification shall be provided hereunder to a Trustee or officer:

                  (i) against any liability to the Trust or the Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

                  (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust:

                  (iii) in the event of a settlement of other disposition not involving a final adjudication as provided in paragraphs (b) (i) or (b)
         (ii) resulting in a payment by a Trustee or officer, unless there has been either a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that he did not engage in such conduct:

                  (A) by vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

                  (B) by written opinion of independent legal counsel.

         (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a Person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such Person. Nothing contained herein shall affect any rights to indemnification to which personnel other than Trustees and officers may be entitled by contract or otherwise under law.

         (d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of Section 5.3 of the Declaration of Trust shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under Section 5.3 of the Declaration of Trust, provided that either:

                  (i) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

                  (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

         As used in Section 5.3 of the Declaration of Trust, a "Disinterested Trustee" is one (i) who is not an "Interested Person" by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending. See Item 24(b)(1) (Exhibit 1) above, whose terms and conditions as summarized herein are hereby incorporated by reference.

         Limitation of liability provisions for the Investment Advisor are set forth in paragraph 4 of the Investment Advisory Agreement. The Investment Advisor shall not be liable for any instructions, action or failure to act, or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security on the recommendation of the Investment Advisor, whether or not such recommendation shall have been based upon its own investigation and research made by any other individual, firm or corporation, if such recommendation shall have been made and such other individual, firm or corporation shall have been selected with due care and in good faith; but nothing herein contained shall be construed to protect the Manager against any liability to the Trust or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this agreement. See item 24(b)(5) above (Exhibit 3), whose terms and conditions as summarized herein are hereby incorporated by reference.

         Registrant undertakes that it will comply with the indemnification provisions of its Declaration of Trust, Investment Advisory Agreement, and any other agreement to which the Registrant is a party containing indemnification provisions in accordance with the provisions of Investment Company Act of 1940 Release No. 11330, as modified from time to time.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the Registrant's Bylaws, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

         Banc One Investment Advisors Corporation (the "Advisor") performs investment advisory services for all of the Funds of the Group. As of December 31, 1998, the Advisor, an indirect wholly-owned subsidiary of BANK ONE CORPORATION, a bank holding company located in the state of, Illinois, managed over $54 billion in assets. BANK ONE CORPORATION has affiliate banking organizations in Arizona, Colorado, Illinois, Indiana, Kentucky, Louisiana, Michigan, Ohio, Oklahoma, Texas, Utah, West Virginia and Wisconsin. In addition, BANK ONE CORPORATION has several affiliates that engage in data processing, venture capital, investment and merchant banking, and other diversified services including trust management, investment management, brokerage, equipment leasing, mortgage banking, consumer finance, and insurance.

         To the knowledge of Registrant, none of the directors or officers of the Advisor, except as set forth herein, is or has been, at any time during the past two calendar years, engaged in any other business, profession, vocation or employment of a substantial nature. Set forth below are the names and principal businesses of the directors of the Advisor who are engaged in any other business, profession, vocation or employment of a substantial nature.

                    BANC ONE INVESTMENT ADVISORS CORPORATION


POSITION WITH
BANC ONE INVESTMENT                        OTHER SUBSTANTIAL                         TYPE OF
ADVISORS CORPORATION                          OCCUPATION                            BUSINESS
--------------------                          ----------                            --------

David J. Kundert                       Chairman, Bank One Trust                     Investment
Chairman & CEO                         Company, NA, 100 East Broad Street,          Advisor
                                       Columbus, Ohio 43215

Frederick L. Cullen                    Chairman/CEO, Bank One                       Banking
Director                               NA; Chairman and ,
                                       Chief Operating Officer,
                                       Banc One Ohio Corporation
                                       100 East Broad Street,
                                       Columbus, Ohio 43215

Kenneth T. Stevens, Director           CEO, Bank One Retail Group                   Banking
                                       1111 Polaris Parkway
                                       Columbus, Ohio 43240

Peter W. Atwater, Director             Former Treasurer, BANK ONE CORPORATION,      Banking
and Chief Operating Officer            100 East Broad Street,
                                       Columbus, Ohio 43215

David R. Meuse, Director               Chairman/CEO Banc One Capital Holding       Investment
                                       Corporation, 150 East Gay Street,
                                       Columbus, Ohio 43215

William G. Jurgenson, Director         Executive Vice President                     Banking
                                       First National Bank of Chicago,
                                       1 First National Plaza,
                                       Chicago, Illinois 606670

William P. Boardman, Director          Senior Executive Vice President              Banking
                                       and Head of Acquisitions,
                                       BANK ONE CORPORATION
                                       One First National Plaza,
                                       Chicago, Illinois 60670

Richard W. Vague, Director             Chairman & CEO,                            Credit Card
                                       First USA
                                       201 North Market Street
                                       Wilmington, Delaware 19801


ITEM 27. PRINCIPAL UNDERWRITER

         Not applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

       Trust Agreements, Bylaws and Minute Books:
              Alan G. Priest
              Ropes & Gray
              One Franklin Square
              1301 K Street, N.W.
              Suite 800 East
              Washington, D.C. 20005-3333

       Records relating to investment advisory services:
              Banc One Investment Advisors Corporation
              1111 Polaris Parkway, Suite 100
              Columbus, OH 43271-0211

       All other Accounts and Records:
              Christopher A. Cray
              Nationwide  Advisory
              Services, Inc.
              Three Nationwide Plaza
              Columbus, OH 43215

ITEM 29.  MANAGEMENT SERVICES

         All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

ITEM 30.  UNDERTAKINGS

          None

                                   SIGNATURES

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THE REGISTRANT CERTIFIES THAT IT MEETS ALL OF THE REQUIREMENTS FOR EFFECTIVENESS OF THIS POST-EFFECTIVE AMENDMENT NO. 11 TO THE REGISTRANT'S REGISTRATION STATEMENT ON FORM N-1A PURSUANT TO RULE 485(b) UNDER THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS AMENDMENT TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THERETO DULY AUTHORIZED, IN THE CITY OF WASHINGTON, DISTRICT OF COLUMBIA ON THE 26th DAY OF MARCH, 1999.



                                  ONE GROUP(R) INVESTMENT TRUST (Registrant)

                                   /s/James F. Laird, Jr. *
                              By:  James F. Laird, Jr.


PURSUANT TO THE REQUIREMENT OF THE SECURITIES ACT OF 1933, THIS AMENDMENT TO THE REGISTRATION STATEMENT OF THE ONE GROUP(R) INVESTMENT TRUST HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON THE 26th DAY OF MARCH, 1999.



        SIGNATURE                                 TITLE                        DATE
        ---------                                 -----                        ----
/S/PETER C. MARSHALL*                             Trustee                  March 26, 1999
   Peter C. Marshall

/S/CHARLES I. POST*                               Trustee                  March 26, 1999
   Charles I. Post

/S/FREDERICK W. RUEBECK*                          Trustee                  March 26, 1999
   Frederick W. Ruebeck

/S/ROBERT A. ODEN JR.*                            Trustee                  March 26, 1999
   Robert A. Oden Jr.

/S/JOHN F. FINN*                                  Trustee                  March 26, 1999
   John F. Finn

PRINCIPAL EXECUTIVE OFFICER/PRINCIPAL ACCOUNTING AND FINANCIAL OFFICER

JAMES F. LAIRD, JR.*                              President                March 26, 1999
James F. Laird, Jr.                               and Treasurer

*By /S/ALAN PRIEST


Alan Priest
Attorney-in-fact, pursuant to powers of attorney filed herewith.

                                POWER OF ATTORNEY
                                -----------------


         Frederick W. Ruebeck, whose signature appears below, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest, and Alyssa Albertelli, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable The One Group(R) Investment Trust (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all instruments and/or documents pertaining to the federal registration of the shares of the Trust, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Trust any and all amendments to the Trust's Registration Statement as filed with the Securities and Exchange Commission under said Acts, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated:  May 21, 1998


                                                /s/ Frederick W. Ruebeck
                                                ------------------------
                                                Frederick W. Ruebeck

                                POWER OF ATTORNEY
                                -----------------


         John F. Finn, whose signature appears below, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest, and Alyssa Albertelli, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable The One Group(R) Investment Trust (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all instruments and/or documents pertaining to the federal registration of the shares of the Trust, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Trust any and all amendments to the Trust's Registration Statement as filed with the Securities and Exchange Commission under said Acts, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated:  May 27, 1998


                                                /s/ John F. Finn
                                                ----------------
                                                John F. Finn

                                POWER OF ATTORNEY
                                -----------------


         Charles I. Post, whose signature appears below, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest, and Alyssa Albertelli, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable The One Group(R) Investment Trust (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all instruments and/or documents pertaining to the federal registration of the shares of the Trust, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Trust any and all amendments to the Trust's Registration Statement as filed with the Securities and Exchange Commission under said Acts, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated:  May 21, 1998


                                                /s/ Charles I. Post
                                                -------------------
                                                Charles I. Post

                                POWER OF ATTORNEY
                                -----------------


         Peter C. Marshall, whose signature appears below, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest, and Alyssa Albertelli, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable The One Group(R) Investment Trust (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all instruments and/or documents pertaining to the federal registration of the shares of the Trust, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Trust any and all amendments to the Trust's Registration Statement as filed with the Securities and Exchange Commission under said Acts, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated:  May 21, 1998


                                                /s/ Peter C. Marshall
                                                ---------------------
                                                Peter C. Marshall

                                POWER OF ATTORNEY
                                -----------------


         Robert A. Oden, Jr., whose signature appears below, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest, and Alyssa Albertelli, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable The One Group(R) Investment Trust (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all instruments and/or documents pertaining to the federal registration of the shares of the Trust, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Trust any and all amendments to the Trust's Registration Statement as filed with the Securities and Exchange Commission under said Acts, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated:  May 21, 1998



                                                /s/ Robert A. Oden, Jr.
                                                -----------------------
                                                Robert A. Oden, Jr.

                               POWER OF ATTORNEY

     James F. Laird, Jr., whose signature appears below, does hereby constitute and appoint Martin E. Lybecker and Alan G. Priest, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable The One Group(R) Investment Trust (the "Trust") to comply with the Investment Company Act of 1940, as amended and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all instruments and/or documents pertaining to the federal registration of the shares of the Trust, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as trustee and or officer of the Trust any and all amendments to the Trust's Registration Statement as filed with the Securities and Exchange Commission under said Acts, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated February 29, 1996


                                             /s/ James F. Laird, Jr.
                                             ------------------------------
                                             James F. Laird, Jr.

EXHIBIT INDEX                     DESCRIPTION
-------------                     -----------

23(a)                             Amended Declaration of Trust dated February
                                  17, 1999

23(d)(1)                          Amended and Restated Investment Advisory
                                  Agreement dated February 17, 1999 by and between One Group Investment Trust and Banc
                                  One Investment Advisors Corporation

23(h)(1)                          Amended and Restated Transfer and Dividend
                                  Disbursing Agent Agreement dated February,
                                  17, 1999 between One Group Investment Trust and Nationwide Investors Services, Inc.

23(h)(2)                          Amended and Restated Fund Participation
                                  Agreement dated as of February 17, 1999 by and among Nationwide Life and Annuity Insurance
                                  Company, One Group Investment Trust, and
                                  Nationwide Advisory Services, Inc.

23(h)(3)                          Amended and Restated Administrative Services
                                  Agreement between Registrant and Nationwide
                                  Advisory Services, Inc. dated February 17,
                                  1999.

23(h)(4)                          Form of Sub-Administration Agreement dated
                                  April 1, 1999 between Registrant and Banc One
                                  Investment Advisors Corporation

23(h)(6)                          Form of Amendment to Exhibit A to Securities
                                  Lending Agreement for the One Group Investment
                                  Trust between the Registrant, Banc One
                                  Investment Advisors Corporation, and Bank One
                                  Trust Company, N.A.

23(i)                             Opinion of Ropes & Gray

23(j)(1)                          Consent of Ropes & Gray

23(j)(2)                          Consent of PricewaterhouseCoopers LLP

23(j)(3)                          Consent of Arthur Andersen LLP

23(n)                             Financial Data Schedules